UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: May 31*

Date of reporting period: May 31, 2021

*

This Form N-CSR pertains to the following series of the Registrant: MFS Aggressive Growth Allocation Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Intrinsic Value Fund, MFS International Large Cap Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund. Each remaining series of the Registrant has a fiscal year end other than May 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
May 31, 2021
MFS®  Emerging Markets
Equity Fund
FEM-ANN

MFS® Emerging Markets
Equity Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets reacted by pushing up yields on global government bonds, though some of the rate rise has since been corrected.
A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, caused by pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
July 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	8.1%
Samsung Electronics Co. Ltd.	6.4%
Alibaba Group Holding Ltd., ADR	5.5%
Tencent Holdings Ltd.	3.9%
Prosus N.V.	3.7%
Sberbank of Russia	2.8%
Yum China Holdings, Inc.	2.7%
NetEase.com, Inc., ADR	2.5%
AIA Group Ltd.	2.4%
Tata Consultancy Services Ltd.	2.2%
GICS equity sectors (g)
Consumer Discretionary	20.2%
Financials	19.6%
Information Technology	18.5%
Communication Services	11.2%
Consumer Staples	10.9%
Materials	7.1%
Industrials	4.2%
Real Estate	2.5%
Energy	2.5%
Health Care	1.3%
Utilities	0.4%
Issuer country weightings (x)
China	28.0%
South Korea	13.0%
India	10.4%
Taiwan	9.8%
Russia	7.6%
Brazil	6.1%
Hong Kong	5.7%
Netherlands	3.7%
South Africa	2.9%
Other Countries	12.8%
Currency exposure weightings (y)
Hong Kong Dollar	23.6%
South Korean Won	13.0%
Taiwan Dollar	9.8%
Indian Rupee	9.4%
Chinese Renminbi	7.3%
Russian Ruble	7.0%
United States Dollar	6.2%
Brazilian Real	6.1%
Euro	5.7%
Other Currencies	11.9%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States (included in Other Countries) includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended May 31, 2021, Class A shares of the MFS Emerging Markets Equity Fund (fund) provided a total return of 47.36%, at net asset value. This compares with a return of 51.00% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).
Market Environment
The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).
Detractors from Performance
Security selection and an underweight position in the consumer discretionary sector detracted from performance relative to the MSCI Emerging Markets Index. Within this sector, the fund's holding of e-commerce platform services provider Prosus(b) (Netherlands) whose primary investment is Tencent Holdings, its overweight position in air conditioner manufacturer Gree Electric Appliances (China) and not owning shares of strong-performing electric vehicle manufacturer NIO (China) weighed on relative results.
Stocks in other sectors that further hindered relative returns included the fund's overweight positions in snack manufacturer Orion (South Korea), airport construction, operation management, and ground services provider Shanghai International Air
4

Management Review - continued
(China), integrated human resource services provider 51Job (China), retail store operator Bim Birlesik Magazalar (Turkey), electric power generator NTPC(h) (India) and oil and gas exploration and production company Petroleo Brasileiro(h) (Brazil). Although 51Job reported financial results that met expectations, its share price underperformed the benchmark as recruitment revenue declined year-over-year and hiring trends remained slow.
The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
Stock selection in both the communication services and financials sectors benefited relative performance over the reporting period. Within the communication services sector, overweight positions in internet search provider Baidu(h) (China), internet-based multiple services company Tencent Holdings (China) and internet search engine and online computer games provider NAVER (South Korea) lifted relative returns. Shares of Baidu rose as the company delivered solid financial results, driven by online marketing revenues and stronger-than-expected growth in cloud revenues. The company also provided revenue guidance figures that reflected the healthy recovery of Chinese economic activities and faster growth momentum of artificial intelligence. Within the financials sector, overweight positions in banking services firm ABSA Group (South Africa) and commercial banking firm Sberbank of Russia (Russia) contributed positively to relative results.
Elsewhere, the fund's overweight positions in shares of semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), compact excavator machinery manufacturer Doosan Bobcat (South Korea) and chemicals producer UPL (India) helped relative returns. Taiwan Semiconductor Manufacturing's stock price rose, notably early in the reporting period, as the company reported strong sales and earnings and raised its long-term growth outlook, noting increased capital expenditure investments needed to meet demand. The fund's positions in electronic power tools manufacturer Techtronic Industries(b) (Hong Kong) and metal mining company Lundin Mining(b) (Canada) also aided relative returns. Shares of Techtronic Industries rose as the company reported robust sales results and earnings that came in ahead of consensus estimates, driven by strength in the company's power equipment and floor care divisions.
Respectfully,
Portfolio Manager(s)
Jose Luis Garcia, Robert Lau, and Harry Purcell
5

Management Review - continued
Note to Shareholders: Effective August 1, 2021, Rajesh Nair will be added as a Portfolio Manager of the fund and Robert Lau will no longer be a Portfolio Manager of the fund. Effective April 15, 2023, Jose Luis Garcia will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 5/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
7

Performance Summary  - continued
Total Returns through 5/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	10/24/95	47.36%	12.12%	2.75%	N/A
B	10/24/95	46.24%	11.28%	1.97%	N/A
C	6/27/96	46.24%	11.28%	1.97%	N/A
I	1/02/97	47.70%	12.40%	3.00%	N/A
R1	10/01/08	46.29%	11.28%	1.97%	N/A
R2	10/01/08	46.98%	11.83%	2.48%	N/A
R3	10/01/08	47.35%	12.11%	2.74%	N/A
R4	10/01/08	47.66%	12.39%	3.00%	N/A
R6	6/01/12	47.88%	12.52%	N/A	5.85%
Comparative benchmark(s)

MSCI Emerging Markets Index (net div) (f)	51.00%	13.88%	4.10%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	38.88%	10.80%	2.14%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	42.24%	11.01%	1.97%	N/A
C With CDSC (1% for 12 months) (v)	45.24%	11.28%	1.97%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
8

Performance Summary  - continued
Benchmark Definition(s)
MSCI Emerging Markets Index(e) (net div) - a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2020 through May 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2020 through May 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/20	Ending Account value 5/31/21	Expenses Paid During Period (p) 12/01/20–5/31/21
A	Actual	1.31%	$1,000.00	$1,140.65	$6.99
	Hypothetical (h)	1.31%	$1,000.00	$1,018.40	$6.59
B	Actual	2.06%	$1,000.00	$1,136.23	$10.97
	Hypothetical (h)	2.06%	$1,000.00	$1,014.66	$10.35
C	Actual	2.06%	$1,000.00	$1,136.24	$10.97
	Hypothetical (h)	2.06%	$1,000.00	$1,014.66	$10.35
I	Actual	1.06%	$1,000.00	$1,141.85	$5.66
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
R1	Actual	2.06%	$1,000.00	$1,136.59	$10.97
	Hypothetical (h)	2.06%	$1,000.00	$1,014.66	$10.35
R2	Actual	1.56%	$1,000.00	$1,139.14	$8.32
	Hypothetical (h)	1.56%	$1,000.00	$1,017.15	$7.85
R3	Actual	1.31%	$1,000.00	$1,140.52	$6.99
	Hypothetical (h)	1.31%	$1,000.00	$1,018.40	$6.59
R4	Actual	1.06%	$1,000.00	$1,141.77	$5.66
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
R6	Actual	0.95%	$1,000.00	$1,142.54	$5.07
	Hypothetical (h)	0.95%	$1,000.00	$1,020.19	$4.78
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
5/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.4%
Airlines – 0.6%
Shanghai International Air Co., Ltd.	6,163,203	$ 47,954,111
Alcoholic Beverages – 4.7%
Ambev S.A., ADR	34,830,145	$ 120,512,301
China Resources Beer Holdings Co. Ltd.	11,318,000	101,565,906
Kweichow Moutai Co. Ltd., “A”	359,632	125,407,002
		$347,485,209
Automotive – 3.7%
Hero MotoCorp Ltd.	1,444,789	$ 59,832,737
Mahindra & Mahindra Ltd.	10,782,119	119,954,739
PT United Tractors Tbk	60,129,100	94,951,765
		$274,739,241
Biotechnology – 0.7%
Hugel, Inc. (a)	282,886	$ 51,151,431
Brokerage & Asset Managers – 2.2%
B3 Brasil Bolsa Balcao S.A.	14,778,100	$ 49,469,984
Moscow Exchange MICEX-RTS PJSC	48,362,230	110,658,876
		$160,128,860
Business Services – 2.2%
Tata Consultancy Services Ltd.	3,774,245	$ 164,183,360
Chemicals – 1.4%
UPL Ltd.	9,483,059	$ 106,435,903
Computer Software - Systems – 7.6%
Hon Hai Precision Industry Co. Ltd.	21,181,000	$ 87,087,249
Samsung Electronics Co. Ltd.	6,599,689	478,173,767
		$565,261,016
Construction – 3.2%
Gree Electric Appliances, Inc.	17,929,438	$ 158,700,022
Techtronic Industries Co. Ltd.	4,391,000	81,071,230
		$239,771,252
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Services – 2.9%
51job, Inc., ADR (a)	1,307,308	$ 93,707,838
MakeMyTrip Ltd. (a)	2,848,844	78,343,210
New Oriental Education & Technology Group, Inc. (a)	4,168,193	42,640,614
		$214,691,662
Electronics – 8.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	28,104,695	$ 607,806,662
Energy - Integrated – 1.2%
LUKOIL PJSC, ADR	1,092,996	$ 89,035,454
Engineering - Construction – 1.2%
Doosan Bobcat, Inc. (a)	1,888,642	$ 87,203,397
Food & Beverages – 4.4%
Gruma S.A.B. de C.V.	5,105,655	$ 55,617,916
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	18,690,187	118,977,089
Orion Corp.	826,047	88,846,241
Tingyi (Cayman Islands) Holding Corp.	34,786,000	66,063,125
		$329,504,371
Forest & Paper Products – 0.6%
Suzano S.A. (a)	3,899,100	$ 45,191,966
Gaming & Lodging – 0.7%
Kangwon Land, Inc. (a)	1,956,376	$ 50,624,013
General Merchandise – 2.9%
Bim Birlesik Magazalar A.S.	7,744,204	$ 58,358,150
Lojas Renner S.A.	11,232,298	100,324,741
Walmart de Mexico S.A.B. de C.V.	17,704,527	58,114,639
		$216,797,530
Insurance – 5.4%
AIA Group Ltd.	13,733,200	$ 175,525,635
Ping An Insurance Co. of China Ltd., “H”	12,163,000	132,341,940
Samsung Fire & Marine Insurance Co. Ltd.	488,436	92,978,907
		$400,846,482
Internet – 13.5%
Alibaba Group Holding Ltd., ADR (a)	1,907,993	$ 408,234,181
NAVER Corp.	377,827	123,272,839
NetEase.com, Inc., ADR	1,549,440	182,725,459
Tencent Holdings Ltd.	3,673,300	292,957,205
		$ 1,007,189,684
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 3.7%
Prosus N.V.	2,669,619	$ 277,192,324
Major Banks – 2.9%
ABSA Group Ltd. (a)	10,322,565	$ 107,504,112
China Construction Bank Corp.	130,572,490	107,332,069
		$214,836,181
Metals & Mining – 2.3%
Alrosa PJSC	38,454,990	$ 61,426,386
Lundin Mining Corp.	3,900,242	41,458,248
Vale S.A., ADR	3,113,335	66,998,969
		$169,883,603
Network & Telecom – 0.6%
VTech Holdings Ltd.	4,209,400	$ 43,469,121
Other Banks & Diversified Financials – 9.2%
Banco de Chile	337,930,841	$ 34,946,022
Credicorp Ltd. (a)	364,334	50,084,995
E.Sun Financial Holding Co. Ltd.	39,349,282	36,420,002
Grupo Financiero Inbursa S.A. de C.V. (a)	24,957,942	25,341,255
HDFC Bank Ltd. (a)	3,720,838	77,665,080
Housing Development Finance Corp. Ltd.	3,815,883	134,137,174
Komercni Banka A.S. (a)	1,458,698	53,906,864
Public Bank Berhad	20,667,404	21,095,835
Sberbank of Russia	50,059,466	211,246,291
Tisco Financial Group PLC	12,738,200	36,295,816
		$681,139,334
Pharmaceuticals – 0.6%
Genomma Lab Internacional S.A., “B” (a)	39,514,827	$ 41,529,837
Precious Metals & Minerals – 2.0%
Gold Fields Ltd., ADR	8,741,637	$ 105,861,224
Polymetal International PLC	1,737,412	41,875,431
		$147,736,655
Real Estate – 2.5%
ESR Cayman Ltd. (a)	18,444,200	$ 58,340,273
Hang Lung Properties Ltd.	15,390,000	38,824,730
Multiplan Empreendimentos Imobiliarios S.A.	13,823,526	67,696,944
Swire Properties Ltd.	7,612,400	22,411,191
		$187,273,138
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Restaurants – 2.7%
Yum China Holdings, Inc.	3,014,019	$ 203,868,245
Specialty Chemicals – 0.8%
PTT Global Chemical PLC	29,398,200	$ 59,530,532
Telecommunications - Wireless – 0.7%
Mobile TeleSystems PJSC, ADR	5,459,675	$ 49,792,236
Telephone Services – 2.5%
Hellenic Telecommunications Organization S.A.	7,925,268	$ 143,529,804
PT Telekom Indonesia	168,872,300	40,680,722
		$184,210,526
Tobacco – 0.2%
PT Hanjaya Mandala Sampoerna Tbk	173,612,200	$ 15,440,301
Utilities - Electric Power – 0.4%
CESC Ltd.	3,394,333	$ 32,002,476
Total Common Stocks (Identified Cost, $5,581,951,851)		$7,313,906,113
Investment Companies (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 0.03% (v) (Identified Cost, $110,979,546)	110,979,546	$ 110,979,547
Other Assets, Less Liabilities – 0.1%		7,831,004
Net Assets – 100.0%		$7,432,716,664

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $110,979,547 and $7,313,906,113, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 5/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $5,581,951,851)	$7,313,906,113
Investments in affiliated issuers, at value (identified cost, $110,979,546)	110,979,547
Cash	1,508,929
Foreign currency, at value (identified cost, $3,025,378)	3,026,383
Receivables for
Investments sold	837,735
Fund shares sold	2,836,359
Dividends	21,689,322
Other assets	9,440
Total assets	$7,454,793,828
Liabilities
Payables for
Investments purchased	$1,881,938
Fund shares reacquired	351,586
Payable to affiliates
Investment adviser	674,802
Administrative services fee	7,722
Shareholder servicing costs	158,686
Distribution and service fees	9,223
Payable for independent Trustees' compensation	12
Deferred country tax expense payable	17,408,963
Accrued expenses and other liabilities	1,584,232
Total liabilities	$22,077,164
Net assets	$7,432,716,664
Net assets consist of
Paid-in capital	$5,859,092,475
Total distributable earnings (loss)	1,573,624,189
Net assets	$7,432,716,664
Shares of beneficial interest outstanding	170,560,909
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$204,557,325	4,943,863	$41.38
Class B	2,395,910	63,314	37.84
Class C	10,467,409	283,576	36.91
Class I	168,060,781	3,851,688	43.63
Class R1	724,579	19,902	36.41
Class R2	4,226,881	112,183	37.68
Class R3	5,103,035	123,957	41.17
Class R4	3,036,968	73,634	41.24
Class R6	7,034,143,776	161,088,792	43.67

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $43.90 [100 / 94.25 x $41.38]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 5/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$138,223,864
Other	1,133,066
Dividends from affiliated issuers	97,787
Interest	11,698
Foreign taxes withheld	(18,237,625)
Total investment income	$121,228,790
Expenses
Management fee	$50,997,129
Distribution and service fees	570,108
Shareholder servicing costs	511,232
Administrative services fee	551,015
Independent Trustees' compensation	63,706
Custodian fee	2,827,638
Shareholder communications	53,454
Audit and tax fees	116,028
Legal fees	36,740
Miscellaneous	439,010
Total expenses	$56,166,060
Reduction of expenses by investment adviser and distributor	(1,821,331)
Net expenses	$54,344,729
Net investment income (loss)	$66,884,061
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $5,793 country tax)	$183,513,617
Affiliated issuers	(5,594)
Foreign currency	(2,297,373)
Net realized gain (loss)	$181,210,650
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $17,408,963 increase in deferred country tax)	$1,745,287,943
Affiliated issuers	(884)
Translation of assets and liabilities in foreign currencies	52,718
Net unrealized gain (loss)	$1,745,339,777
Net realized and unrealized gain (loss)	$1,926,550,427
Change in net assets from operations	$1,993,434,488
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/21	5/31/20
Change in net assets
From operations
Net investment income (loss)	$66,884,061	$68,641,755
Net realized gain (loss)	181,210,650	(284,327,630)
Net unrealized gain (loss)	1,745,339,777	(169,737,645)
Change in net assets from operations	$1,993,434,488	$(385,423,520)
Total distributions to shareholders	$(46,750,489)	$(68,825,844)
Change in net assets from fund share transactions	$1,909,499,768	$1,989,747,868
Total change in net assets	$3,856,183,767	$1,535,498,504
Net assets
At beginning of period	3,576,532,897	2,041,034,393
At end of period	$7,432,716,664	$3,576,532,897
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$28.13	$31.63	$34.99	$30.39	$24.05
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.58	$0.24	$0.10	$0.16(c)
Net realized and unrealized gain (loss)	13.12	(3.50)	(3.46)	4.53	6.32
Total from investment operations	$13.45	$(2.92)	$(3.22)	$4.63	$6.48
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.58)	$(0.14)	$(0.03)	$(0.14)
Net asset value, end of period (x)	$41.38	$28.13	$31.63	$34.99	$30.39
Total return (%) (r)(s)(t)(x)	47.89	(9.55)	(9.19)	15.24	27.04(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.39	1.44	1.49	1.63(c)
Expenses after expense reductions (f)	1.31	1.30	1.42	1.48	1.61(c)
Net investment income (loss)	0.89	1.82	0.72	0.28	0.60(c)
Portfolio turnover	37	32	27	24	43
Net assets at end of period (000 omitted)	$204,557	$118,726	$120,862	$154,713	$116,512
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$25.78	$29.01	$32.18	$28.15	$22.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.35	$(0.01)	$(0.15)	$(0.05)(c)
Net realized and unrealized gain (loss)	12.01	(3.26)	(3.16)	4.18	5.88
Total from investment operations	$12.06	$(2.91)	$(3.17)	$4.03	$5.83
Less distributions declared to shareholders
From net investment income	$—	$(0.32)	$—	$—	$—
Net asset value, end of period (x)	$37.84	$25.78	$29.01	$32.18	$28.15
Total return (%) (r)(s)(t)(x)	46.78	(10.24)	(9.85)	14.32	26.12(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.13	2.19	2.24	2.38(c)
Expenses after expense reductions (f)	2.06	2.06	2.17	2.23	2.37(c)
Net investment income (loss)	0.16	1.19	(0.04)	(0.48)	(0.20)(c)
Portfolio turnover	37	32	27	24	43
Net assets at end of period (000 omitted)	$2,396	$2,393	$3,672	$5,385	$5,786

Class C	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$25.15	$28.33	$31.42	$27.49	$21.80
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.33	$(0.01)	$(0.15)	$(0.05)(c)
Net realized and unrealized gain (loss)	11.70	(3.17)	(3.08)	4.08	5.74
Total from investment operations	$11.76	$(2.84)	$(3.09)	$3.93	$5.69
Less distributions declared to shareholders
From net investment income	$—	$(0.34)	$—	$—	$—
Net asset value, end of period (x)	$36.91	$25.15	$28.33	$31.42	$27.49
Total return (%) (r)(s)(t)(x)	46.76	(10.23)	(9.83)	14.30	26.10(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.13	2.19	2.24	2.38(c)
Expenses after expense reductions (f)	2.06	2.06	2.17	2.23	2.37(c)
Net investment income (loss)	0.18	1.16	(0.04)	(0.49)	(0.21)(c)
Portfolio turnover	37	32	27	24	43
Net assets at end of period (000 omitted)	$10,467	$10,082	$14,116	$17,790	$22,567
See Notes to Financial Statements
21

Financial Highlights – continued
Class I	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$29.64	$33.29	$36.85	$32.00	$25.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.66	$0.32	$0.21	$0.21(c)
Net realized and unrealized gain (loss)	13.84	(3.65)	(3.63)	4.74	6.69
Total from investment operations	$14.27	$(2.99)	$(3.31)	$4.95	$6.90
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.66)	$(0.25)	$(0.10)	$(0.21)
Net asset value, end of period (x)	$43.63	$29.64	$33.29	$36.85	$32.00
Total return (%) (r)(s)(t)(x)	48.24	(9.32)	(8.96)	15.48	27.41(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.15	1.20	1.24	1.38(c)
Expenses after expense reductions (f)	1.06	1.06	1.17	1.23	1.36(c)
Net investment income (loss)	1.11	1.98	0.92	0.59	0.74(c)
Portfolio turnover	37	32	27	24	43
Net assets at end of period (000 omitted)	$168,061	$94,350	$69,443	$62,565	$33,855

Class R1	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$24.80	$27.97	$31.17	$27.26	$21.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.30	$(0.05)	$(0.14)	$(0.05)(c)
Net realized and unrealized gain (loss)	11.56	(3.09)	(3.04)	4.05	5.69
Total from investment operations	$11.61	$(2.79)	$(3.09)	$3.91	$5.64
Less distributions declared to shareholders
From net investment income	$—	$(0.38)	$(0.11)	$—	$—
Net asset value, end of period (x)	$36.41	$24.80	$27.97	$31.17	$27.26
Total return (%) (r)(s)(t)(x)	46.81	(10.22)	(9.89)	14.34	26.09(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.09	2.14	2.19	2.24	2.38(c)
Expenses after expense reductions (f)	2.06	2.06	2.17	2.24	2.37(c)
Net investment income (loss)	0.16	1.08	(0.18)	(0.45)	(0.23)(c)
Portfolio turnover	37	32	27	24	43
Net assets at end of period (000 omitted)	$725	$1,742	$1,844	$637	$457
See Notes to Financial Statements
22

Financial Highlights – continued
Class R2	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$25.64	$28.87	$31.96	$27.81	$22.05
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.49	$0.14	$0.01	$0.05(c)
Net realized and unrealized gain (loss)	11.94	(3.22)	(3.15)	4.14	5.82
Total from investment operations	$12.16	$(2.73)	$(3.01)	$4.15	$5.87
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.50)	$(0.08)	$—	$(0.11)
Net asset value, end of period (x)	$37.68	$25.64	$28.87	$31.96	$27.81
Total return (%) (r)(s)(t)(x)	47.47	(9.76)	(9.42)	14.92	26.72(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.63	1.69	1.74	1.88(c)
Expenses after expense reductions (f)	1.56	1.56	1.67	1.73	1.87(c)
Net investment income (loss)	0.67	1.68	0.48	0.03	0.21(c)
Portfolio turnover	37	32	27	24	43
Net assets at end of period (000 omitted)	$4,227	$3,431	$4,614	$6,067	$4,643

Class R3	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$27.95	$31.47	$34.84	$30.27	$23.94
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.51	$0.21	$0.09	$0.16(c)
Net realized and unrealized gain (loss)	12.96	(3.41)	(3.42)	4.51	6.29
Total from investment operations	$13.37	$(2.90)	$(3.21)	$4.60	$6.45
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.62)	$(0.16)	$(0.03)	$(0.12)
Net asset value, end of period (x)	$41.17	$27.95	$31.47	$34.84	$30.27
Total return (%) (r)(s)(t)(x)	47.89	(9.55)	(9.19)	15.20	27.06(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.34	1.39	1.44	1.49	1.63(c)
Expenses after expense reductions (f)	1.31	1.31	1.42	1.48	1.62(c)
Net investment income (loss)	1.13	1.64	0.66	0.26	0.61(c)
Portfolio turnover	37	32	27	24	43
Net assets at end of period (000 omitted)	$5,103	$6,246	$2,405	$2,465	$2,072
See Notes to Financial Statements
23

Financial Highlights – continued
Class R4	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$28.03	$31.47	$34.85	$30.26	$23.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.43	$0.81	$0.30	$0.17	$0.21(c)
Net realized and unrealized gain (loss)	13.06	(3.63)	(3.43)	4.52	6.30
Total from investment operations	$13.49	$(2.82)	$(3.13)	$4.69	$6.51
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.62)	$(0.25)	$(0.10)	$(0.21)
Net asset value, end of period (x)	$41.24	$28.03	$31.47	$34.85	$30.26
Total return (%) (r)(s)(t)(x)	48.20	(9.31)	(8.97)	15.52	27.32(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.13	1.19	1.24	1.38(c)
Expenses after expense reductions (f)	1.06	1.06	1.17	1.23	1.37(c)
Net investment income (loss)	1.20	2.54	0.93	0.49	0.77(c)
Portfolio turnover	37	32	27	24	43
Net assets at end of period (000 omitted)	$3,037	$2,673	$6,917	$7,023	$4,817

Class R6	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$29.66	$33.30	$36.86	$32.00	$25.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.70	$0.37	$0.23	$0.24(c)
Net realized and unrealized gain (loss)	13.86	(3.64)	(3.65)	4.76	6.67
Total from investment operations	$14.33	$(2.94)	$(3.28)	$4.99	$6.91
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.70)	$(0.28)	$(0.13)	$(0.23)
Net asset value, end of period (x)	$43.67	$29.66	$33.30	$36.86	$32.00
Total return (%) (r)(s)(t)(x)	48.43	(9.21)	(8.86)	15.60	27.49(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.03	1.06	1.14	1.28(c)
Expenses after expense reductions (f)	0.95	0.95	1.04	1.13	1.26(c)
Net investment income (loss)	1.20	2.10	1.07	0.64	0.86(c)
Portfolio turnover	37	32	27	24	43
Net assets at end of period (000 omitted)	$7,034,144	$3,336,889	$1,817,161	$1,327,862	$875,711

See Notes to Financial Statements
24

Financial Highlights – continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
25

Notes to Financial Statements
(1) Business and Organization
MFS Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on the fund's accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is
26

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
27

Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$2,082,474,806	$—	$—	$2,082,474,806
South Korea	972,250,595	—	—	972,250,595
India	772,554,679	—	—	772,554,679
Taiwan	731,313,913	—	—	731,313,913
Russia	180,703,121	383,331,553	—	564,034,674
Brazil	450,194,905	—	—	450,194,905
Hong Kong	419,642,180	—	—	419,642,180
Netherlands	277,192,324	—	—	277,192,324
South Africa	213,365,336	—	—	213,365,336
Other Countries	735,056,353	95,826,348	—	830,882,701
Mutual Funds	110,979,547	—	—	110,979,547
Total	$6,945,727,759	$479,157,901	$—	$7,424,885,660
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
28

Notes to Financial Statements  - continued
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and foreign taxes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/21	Year ended 5/31/20
Ordinary income (including any short-term capital gains)	$46,750,489	$68,825,844
29

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/21
Cost of investments	$5,750,966,315
Gross appreciation	1,793,240,217
Gross depreciation	(119,320,872)
Net unrealized appreciation (depreciation)	$1,673,919,345
Undistributed ordinary income	33,246,443
Capital loss carryforwards	(130,400,941)
Other temporary differences	(3,140,658)
Total distributable earnings (loss)	$1,573,624,189
As of May 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Long-Term	$(130,400,941)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/21	Year ended 5/31/20
Class A	$833,267	$2,319,285
Class B	—	35,142
Class C	—	156,722
Class I	928,994	1,762,494
Class R1	—	25,621
Class R2	13,944	75,352
Class R3	17,797	128,665
Class R4	18,360	57,249
Class R6	44,938,127	64,265,314
Total	$46,750,489	$68,825,844
30

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $500 million	1.05%
In excess of $500 million and up to $1 billion	0.95%
In excess of $1 billion and up to $4 billion	0.90%
In excess of $4 billion	0.85%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended May 31, 2021, this management fee reduction amounted to $648,503, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
Effective August 1, 2021, the management fee will be computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:
Up to $500 million	1.05%
In excess of $500 million and up to $1 billion	0.95%
In excess of $1 billion and up to $4 billion	0.90%
In excess of $4 billion and up to $10 billion	0.85%
In excess of $10 billion	0.80%
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
1.31%	2.06%	2.06%	1.06%	2.06%	1.56%	1.31%	1.06%	0.95%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2022. For the year ended May 31, 2021, this reduction amounted to $1,171,309, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $86,274 for the year ended May 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
31

Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 392,061
Class B	0.75%	0.25%	1.00%	1.00%	25,398
Class C	0.75%	0.25%	1.00%	1.00%	104,186
Class R1	0.75%	0.25%	1.00%	1.00%	16,999
Class R2	0.25%	0.25%	0.50%	0.50%	19,652
Class R3	—	0.25%	0.25%	0.25%	11,812
Total Distribution and Service Fees					$570,108
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2021, this rebate amounted to $1,489, $10, and $20 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2021, were as follows:
Amount
Class A	$1,901
Class B	3,227
Class C	444
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2021, the fee was $99,982, which equated to 0.0018% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs
32

Notes to Financial Statements  - continued
which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $411,250.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.0098% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $3,283,816.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2021, this reimbursement amounted to $1,132,624, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended May 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $3,908,031,461 and $2,000,261,976, respectively.
33

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/21		Year ended 5/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,679,361	$64,375,766	1,190,435	$37,819,440
Class B	2,428	85,744	935	29,943
Class C	63,612	2,177,128	63,962	1,887,319
Class I	1,741,477	70,304,801	2,368,864	79,671,976
Class R1	6,746	212,528	6,990	196,313
Class R2	26,457	894,865	48,382	1,428,605
Class R3	68,086	2,404,763	196,269	6,193,038
Class R4	18,608	706,082	32,464	982,320
Class R6	49,104,161	1,880,456,689	61,542,850	2,061,826,062
	52,710,936	$2,021,618,366	65,451,151	$2,190,035,016
Shares issued to shareholders in reinvestment of distributions
Class A	20,821	$790,353	64,558	$2,205,955
Class B	—	—	1,098	34,499
Class C	—	—	4,234	129,803
Class I	21,094	843,543	41,583	1,495,334
Class R1	—	—	848	25,621
Class R2	399	13,823	2,324	72,434
Class R3	471	17,797	3,790	128,665
Class R4	486	18,360	1,684	57,249
Class R6	1,119,916	44,796,623	1,778,620	63,959,158
	1,163,187	$46,480,499	1,898,739	$68,108,718
Shares reacquired
Class A	(976,624)	$(34,841,665)	(856,185)	$(26,625,828)
Class B	(31,924)	(1,047,364)	(35,822)	(1,026,904)
Class C	(180,884)	(5,803,603)	(165,669)	(4,665,492)
Class I	(1,093,672)	(42,578,167)	(1,313,702)	(40,785,503)
Class R1	(57,082)	(2,032,902)	(3,539)	(98,749)
Class R2	(48,506)	(1,570,681)	(76,705)	(2,265,930)
Class R3	(168,047)	(5,574,762)	(53,024)	(1,668,144)
Class R4	(40,851)	(1,398,135)	(158,577)	(5,091,946)
Class R6	(1,632,551)	(63,751,818)	(5,386,290)	(186,167,370)
	(4,230,141)	$(158,599,097)	(8,049,513)	$(268,395,866)
34

Notes to Financial Statements  - continued
	Year ended 5/31/21		Year ended 5/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	723,558	$30,324,454	398,808	$13,399,567
Class B	(29,496)	(961,620)	(33,789)	(962,462)
Class C	(117,272)	(3,626,475)	(97,473)	(2,648,370)
Class I	668,899	28,570,177	1,096,745	40,381,807
Class R1	(50,336)	(1,820,374)	4,299	123,185
Class R2	(21,650)	(661,993)	(25,999)	(764,891)
Class R3	(99,490)	(3,152,202)	147,035	4,653,559
Class R4	(21,757)	(673,693)	(124,429)	(4,052,377)
Class R6	48,591,526	1,861,501,494	57,935,180	1,939,617,850
	49,643,982	$1,909,499,768	59,300,377	$1,989,747,868
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund was the owner of record of approximately 91% of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of the outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2021, the fund’s commitment fee and interest expense were $22,663 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
35

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$72,639,421	$1,642,102,892	$1,603,756,288	$(5,594)	$(884)	$110,979,547

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$97,787	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
36

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Emerging Markets Equity Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
37

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 16, 2021
38

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A
39

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
41

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
42

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Jose Luis Garcia Robert Lau Harry Purcell
43

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
44

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
Income derived from foreign sources was $137,257,719. The fund intends to pass through foreign tax credits of $15,416,818 for the fiscal year.
45

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
47

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report

May 31, 2021

MFS® International Diversification SM Fund

MDI-ANN

MFS® International Diversification SM Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available in the developing world.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets reacted by pushing up yields on global government bonds, though some of the rate rise has since been corrected.

A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, caused by pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

July 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Research International Fund	27.4%
MFS Emerging Markets Equity Fund	17.6%
MFS International Growth Fund	15.0%
MFS International Intrinsic Value Fund	14.9%
MFS International Large Cap Value Fund	14.9%
MFS International New Discovery Fund	10.0%
Cash & Cash Equivalents	0.2%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds’ subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds’ Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the fund’s Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2021.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2021, Class A shares of the MFS International Diversification Fund (fund) provided a total return of 37.98%, at net asset value. This compares with a return of 42.78% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div).

Market Environment

The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).

Factors Affecting Performance

During the reporting period, the fund’s exposure to the MFS International Intrinsic Value Fund, MFS Research International Fund and MFS International New Discovery Fund held back relative performance as all three funds underperformed their respective market segments. The fund’s exposure to the MFS International Growth Fund further weighed on relative results. Conversely, the fund’s exposure to both the MFS Emerging Markets Equity Fund and the MFS International Large Cap Value Fund aided relative returns.

Respectfully,

Portfolio Manager(s)

Camille Humphries Lee

3

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/21

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 5/31/21

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/30/04	37.98%	12.62%	7.53%	N/A
B	9/30/04	36.94%	11.79%	6.73%	N/A
C	9/30/04	36.90%	11.78%	6.72%	N/A
I	9/30/04	38.32%	12.90%	7.79%	N/A
R1	4/01/05	36.94%	11.79%	6.72%	N/A
R2	9/30/04	37.59%	12.33%	7.26%	N/A
R3	4/01/05	37.94%	12.62%	7.53%	N/A
R4	4/01/05	38.28%	12.89%	7.80%	N/A
R6	10/02/17	38.44%	N/A	N/A	11.40%

Comparative benchmark(s)
MSCI All Country World (ex-US) Index (net div) (f)		42.78%	10.88%	5.36%	N/A

Average annual with sales charge
A With Initial Sales Charge (5.75%)		30.05%	11.30%	6.89%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		32.94%	11.53%	6.73%	N/A
C With CDSC (1% for 12 months) (v)		35.90%	11.78%	6.72%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World (ex-US) Index (e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

(e)

Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

6

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2020 through May 31, 2021

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2020 through May 31, 2021.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/20	Ending Account Value 5/31/21	Expenses Paid During Period (p) 12/01/20-5/31/21
A	Actual	0.34%	$1,000.00	$1,139.25	$1.81
	Hypothetical (h)	0.34%	$1,000.00	$1,023.24	$1.72
B	Actual	1.09%	$1,000.00	$1,135.17	$5.80
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
C	Actual	1.09%	$1,000.00	$1,134.73	$5.80
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
I	Actual	0.09%	$1,000.00	$1,140.73	$0.48
	Hypothetical (h)	0.09%	$1,000.00	$1,024.48	$0.45
R1	Actual	1.09%	$1,000.00	$1,135.31	$5.80
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
R2	Actual	0.59%	$1,000.00	$1,137.77	$3.14
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R3	Actual	0.34%	$1,000.00	$1,139.39	$1.81
	Hypothetical (h)	0.34%	$1,000.00	$1,023.24	$1.72
R4	Actual	0.09%	$1,000.00	$1,140.34	$0.48
	Hypothetical (h)	0.09%	$1,000.00	$1,024.48	$0.45
R6	Actual	0.00%	$1,000.00	$1,141.45	$0.00
	Hypothetical (h)	0.00%	$1,000.00	$1,024.93	$0.00

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/21

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Investment Companies (h) - 100.0%
International Stock Funds - 99.8%
MFS Emerging Markets Equity Fund - Class R6	155,477,668	$6,789,709,787
MFS International Growth Fund - Class R6	125,270,563	5,753,676,944
MFS International Intrinsic Value Fund - Class R6	106,311,831	5,747,217,582
MFS International Large Cap Value Fund - Class R6	419,796,452	5,742,815,460
MFS International New Discovery Fund - Class R6	96,239,689	3,835,151,633
MFS Research International Fund - Class R6	438,929,372	10,529,915,629

		$38,398,487,035
Money Market Funds - 0.2%
MFS Institutional Money Market Portfolio, 0.03% (v)	58,625,841	$58,625,841
Total Investment Companies (Identified Cost, $28,899,976,466)		$38,457,112,876

Other Assets, Less Liabilities - 0.0%		13,307,416
Net Assets - 100.0%		$38,470,420,292

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $38,457,112,876.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

10

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/21

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in affiliated issuers, at value (identified cost, $28,899,976,466)	$38,457,112,876
Receivables for
Fund shares sold	114,929,540
Receivable from investment adviser	980,238
Other assets	44,273
Total assets	$38,573,066,927

Liabilities
Payables for
Investments purchased	$65,269,895
Fund shares reacquired	28,443,032
Payable to affiliates
Administrative services fee	238
Shareholder servicing costs	6,748,218
Distribution and service fees	271,084
Payable for independent Trustees’ compensation	1,111
Accrued expenses and other liabilities	1,913,057
Total liabilities	$102,646,635
Net assets	$38,470,420,292

Net assets consist of
Paid-in capital	$28,722,206,488
Total distributable earnings (loss)	9,748,213,804
Net assets	$38,470,420,292
Shares of beneficial interest outstanding	1,493,940,946

11

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$4,381,231,294	171,744,375	$25.51
Class B	21,541,970	856,125	25.16
Class C	489,683,141	19,723,075	24.83
Class I	17,850,568,943	691,503,771	25.81
Class R1	10,358,914	424,580	24.40
Class R2	74,610,880	2,977,924	25.05
Class R3	1,318,181,981	52,095,361	25.30
Class R4	1,277,937,633	49,682,253	25.72
Class R6	13,046,305,536	504,933,482	25.84

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $27.07 [100 / 94.25 x $25.51]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/21

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends from affiliated issuers	$242,214,214
Other	2,324
Total investment income	$242,216,538
Expenses
Distribution and service fees	$16,682,214
Shareholder servicing costs	19,778,404
Administrative services fee	17,500
Independent Trustees’ compensation	132,177
Custodian fee	97,354
Shareholder communications	1,534,801
Audit and tax fees	45,472
Legal fees	201,566
Miscellaneous	2,115,136
Total expenses	$40,604,624
Reduction of expenses by investment adviser and distributor	(5,091,299)
Net expenses	$35,513,325
Net investment income (loss)	$206,703,213

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$220,349,436
Capital gain distributions from affiliated issuers	321,942,168
Net realized gain (loss)	$542,291,604
Change in unrealized appreciation or depreciation
Affiliated issuers	$8,432,085,145
Net realized and unrealized gain (loss)	$8,974,376,749
Change in net assets from operations	$9,181,079,962

See Notes to Financial Statements

13

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/21	5/31/20
Change in net assets

From operations
Net investment income (loss)	$206,703,213	$300,953,324
Net realized gain (loss)	542,291,604	96,169,737
Net unrealized gain (loss)	8,432,085,145	(71,593,371)
Change in net assets from operations	$9,181,079,962	$325,529,690
Total distributions to shareholders	$(510,409,609)	$(530,914,635)
Change in net assets from fund share transactions	$8,153,994,511	$5,144,131,183
Total change in net assets	$16,824,664,864	$4,938,746,238

Net assets
At beginning of period	21,645,755,428	16,707,009,190
At end of period	$38,470,420,292	$21,645,755,428

See Notes to Financial Statements

14

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$18.80	$18.71	$19.68	$18.07	$15.59

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.10	$0.25	$0.37	$0.21	$0.24	(c)
Net realized and unrealized gain (loss)	6.96	0.32	(0.85)	1.68	2.54
Total from investment operations	$7.06	$0.57	$(0.48)	$1.89	$2.78

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.26)	$(0.37)	$(0.28)	$(0.30)
From net realized gain	(0.23)	(0.22)	(0.12)	—	—
Total distributions declared to shareholders	$(0.35)	$(0.48)	$(0.49)	$(0.28)	$(0.30)
Net asset value, end of period (x)	$25.51	$18.80	$18.71	$19.68	$18.07
Total return (%) (r)(s)(t)(x)	37.66	2.80	(2.15)	10.46	18.18	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.36	0.37	0.36	0.38	0.37	(c)
Expenses after expense reductions (f)(h)	0.34	0.35	0.34	0.35	0.35	(c)
Net investment income (loss) (l)	0.46	1.31	1.96	1.09	1.51	(c)
Portfolio turnover	9	6	1	1	3
Net assets at end of period (000 omitted)	$4,381,231	$2,778,815	$2,458,587	$2,263,605	$1,804,722

See Notes to Financial Statements

15

Financial Highlights – continued

Class B	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$18.61	$18.50	$19.43	$17.84	$15.38

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.06)	$0.10	$0.22	$0.07	$0.09	(c)
Net realized and unrealized gain (loss)	6.84	0.31	(0.82)	1.66	2.54
Total from investment operations	$6.78	$0.41	$(0.60)	$1.73	$2.63

Less distributions declared to shareholders
From net investment income	$—	$(0.08)	$(0.21)	$(0.14)	$(0.17)
From net realized gain	(0.23)	(0.22)	(0.12)	—	—
Total distributions declared to shareholders	$(0.23)	$(0.30)	$(0.33)	$(0.14)	$(0.17)
Net asset value, end of period (x)	$25.16	$18.61	$18.50	$19.43	$17.84
Total return (%) (r)(s)(t)(x)	36.51	2.08	(2.93)	9.71	17.27	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.12	1.11	1.12	1.12	(c)
Expenses after expense reductions (f)(h)	1.09	1.10	1.09	1.10	1.10	(c)
Net investment income (loss) (l)	(0.28)	0.53	1.20	0.36	0.56	(c)
Portfolio turnover	9	6	1	1	3
Net assets at end of period (000 omitted)	$21,542	$20,424	$27,434	$34,421	$34,040

Class C	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$18.36	$18.28	$19.20	$17.65	$15.23

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.06)	$0.10	$0.22	$0.07	$0.09	(c)
Net realized and unrealized gain (loss)	6.76	0.30	(0.81)	1.64	2.51
Total from investment operations	$6.70	$0.40	$(0.59)	$1.71	$2.60

Less distributions declared to shareholders
From net investment income	$—	$(0.10)	$(0.21)	$(0.16)	$(0.18)
From net realized gain	(0.23)	(0.22)	(0.12)	—	—
Total distributions declared to shareholders	$(0.23)	$(0.32)	$(0.33)	$(0.16)	$(0.18)
Net asset value, end of period (x)	$24.83	$18.36	$18.28	$19.20	$17.65
Total return (%) (r)(s)(t)(x)	36.57	2.04	(2.87)	9.67	17.28	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.12	1.11	1.12	1.12	(c)
Expenses after expense reductions (f)(h)	1.09	1.10	1.09	1.10	1.10	(c)
Net investment income (loss) (l)	(0.28)	0.53	1.21	0.37	0.57	(c)
Portfolio turnover	9	6	1	1	3
Net assets at end of period (000 omitted)	$489,683	$419,045	$472,251	$517,523	$470,214

See Notes to Financial Statements

16

Financial Highlights – continued

Class I	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$19.01	$18.91	$19.89	$18.25	$15.75

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.16	$0.30	$0.42	$0.30	$0.23	(c)
Net realized and unrealized gain (loss)	7.03	0.32	(0.86)	1.66	2.61
Total from investment operations	$7.19	$0.62	$(0.44)	$1.96	$2.84

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.30)	$(0.42)	$(0.32)	$(0.34)
From net realized gain	(0.23)	(0.22)	(0.12)	—	—
Total distributions declared to shareholders	$(0.39)	$(0.52)	$(0.54)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$25.81	$19.01	$18.91	$19.89	$18.25
Total return (%) (r)(s)(t)(x)	38.00	3.04	(1.91)	10.78	18.42	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.12	0.11	0.13	0.12	(c)
Expenses after expense reductions (f)(h)	0.09	0.10	0.09	0.10	0.10	(c)
Net investment income (loss) (l)	0.71	1.56	2.21	1.56	1.39	(c)
Portfolio turnover	9	6	1	1	3
Net assets at end of period (000 omitted)	$17,850,569	$9,936,595	$7,848,998	$5,199,628	$4,166,366

Class R1	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$18.04	$17.99	$18.93	$17.39	$15.01

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.07)	$0.12	$0.22	$0.06	$0.09	(c)
Net realized and unrealized gain (loss)	6.66	0.28	(0.81)	1.63	2.47
Total from investment operations	$6.59	$0.40	$(0.59)	$1.69	$2.56

Less distributions declared to shareholders
From net investment income	$—	$(0.13)	$(0.23)	$(0.15)	$(0.18)
From net realized gain	(0.23)	(0.22)	(0.12)	—	—
Total distributions declared to shareholders	$(0.23)	$(0.35)	$(0.35)	$(0.15)	$(0.18)
Net asset value, end of period (x)	$24.40	$18.04	$17.99	$18.93	$17.39
Total return (%) (r)(s)(t)(x)	36.61	2.04	(2.91)	9.70	17.29	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.11	1.12	1.11	1.12	1.12	(c)
Expenses after expense reductions (f)(h)	1.09	1.10	1.09	1.10	1.10	(c)
Net investment income (loss) (l)	(0.31)	0.67	1.23	0.33	0.58	(c)
Portfolio turnover	9	6	1	1	3
Net assets at end of period (000 omitted)	$10,359	$7,756	$8,625	$8,912	$8,716

See Notes to Financial Statements

17

Financial Highlights – continued

Class R2	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$18.49	$18.39	$19.34	$17.76	$15.34

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.06	$0.19	$0.33	$0.16	$0.17	(c)
Net realized and unrealized gain (loss)	6.80	0.33	(0.84)	1.65	2.52
Total from investment operations	$6.86	$0.52	$(0.51)	$1.81	$2.69

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.20)	$(0.32)	$(0.23)	$(0.27)
From net realized gain	(0.23)	(0.22)	(0.12)	—	—
Total distributions declared to shareholders	$(0.30)	$(0.42)	$(0.44)	$(0.23)	$(0.27)
Net asset value, end of period (x)	$25.05	$18.49	$18.39	$19.34	$17.76
Total return (%) (r)(s)(t)(x)	37.21	2.60	(2.41)	10.20	17.82	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.61	0.62	0.61	0.62	0.62	(c)
Expenses after expense reductions (f)(h)	0.59	0.60	0.59	0.60	0.60	(c)
Net investment income (loss) (l)	0.26	1.02	1.75	0.84	1.07	(c)
Portfolio turnover	9	6	1	1	3
Net assets at end of period (000 omitted)	$74,611	$53,110	$61,929	$73,998	$72,991

Class R3	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$18.66	$18.57	$19.54	$17.95	$15.49

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.11	$0.24	$0.35	$0.21	$0.21	(c)
Net realized and unrealized gain (loss)	6.88	0.33	(0.82)	1.66	2.55
Total from investment operations	$6.99	$0.57	$(0.47)	$1.87	$2.76

Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.26)	$(0.38)	$(0.28)	$(0.30)
From net realized gain	(0.23)	(0.22)	(0.12)	—	—
Total distributions declared to shareholders	$(0.35)	$(0.48)	$(0.50)	$(0.28)	$(0.30)
Net asset value, end of period (x)	$25.30	$18.66	$18.57	$19.54	$17.95
Total return (%) (r)(s)(t)(x)	37.61	2.83	(2.15)	10.44	18.19	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.36	0.38	0.36	0.38	0.37	(c)
Expenses after expense reductions (f)(h)	0.34	0.35	0.34	0.35	0.35	(c)
Net investment income (loss) (l)	0.49	1.25	1.86	1.09	1.32	(c)
Portfolio turnover	9	6	1	1	3
Net assets at end of period (000 omitted)	$1,318,182	$724,023	$523,367	$391,082	$289,853

See Notes to Financial Statements

18

Financial Highlights – continued

Class R4	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$18.95	$18.85	$19.82	$18.19	$15.70

Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.18	$0.32	$0.42	$0.26	$0.26	(c)
Net realized and unrealized gain (loss)	6.99	0.30	(0.85)	1.69	2.57
Total from investment operations	$7.17	$0.62	$(0.43)	$1.95	$2.83

Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.30)	$(0.42)	$(0.32)	$(0.34)
From net realized gain	(0.23)	(0.22)	(0.12)	—	—
Total distributions declared to shareholders	$(0.40)	$(0.52)	$(0.54)	$(0.32)	$(0.34)
Net asset value, end of period (x)	$25.72	$18.95	$18.85	$19.82	$18.19
Total return (%) (r)(s)(t)(x)	37.96	3.04	(1.89)	10.75	18.42	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.12	0.11	0.13	0.12	(c)
Expenses after expense reductions (f)(h)	0.09	0.10	0.09	0.10	0.10	(c)
Net investment income (loss) (l)	0.77	1.62	2.22	1.32	1.57	(c)
Portfolio turnover	9	6	1	1	3
Net assets at end of period (000 omitted)	$1,277,938	$721,937	$779,264	$948,409	$829,724

Class R6		Year ended

		5/31/21	5/31/20	5/31/19	5/31/18 (i)
Net asset value, beginning of period		$19.03	$18.92	$19.90	$19.09

Income (loss) from investment operations
Net investment income (loss) (d)(l)		$0.19	$0.32	$0.43	$0.02
Net realized and unrealized gain (loss)		7.03	0.33	(0.85)	1.12
Total from investment operations		$7.22	$0.65	$(0.42)	$1.14

Less distributions declared to shareholders
From net investment income		$(0.18)	$(0.32)	$(0.44)	$(0.33)
From net realized gain		(0.23)	(0.22)	(0.12)	—
Total distributions declared to shareholders		$(0.41)	$(0.54)	$(0.56)	$(0.33)
Net asset value, end of period (x)		$25.84	$19.03	$18.92	$19.90
Total return (%) (r)(s)(t)(x)		38.12	3.17	(1.82)	5.98	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)		0.02	0.02	0.02	0.03	(a)
Expenses after expense reductions (f)(h)		0.00	0.00	0.00	0.00	(a)
Net investment income (loss) (l)		0.81	1.65	2.25	0.13	(a)
Portfolio turnover		9	6	1	1	(n)
Net assets at end of period (000 omitted)		$13,046,306	$6,984,049	$4,526,554	$2,698,739

See Notes to Financial Statements

19

Financial Highlights – continued

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(i)	For Class R6, the period is from the class inception, October 2, 2017, through the stated period end.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Diversification Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the international stock funds held by the fund at May 31, 2021 was to seek capital appreciation.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned

21

Notes to Financial Statements – continued

discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on the fund’s accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality,

22

Notes to Financial Statements – continued

coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Investments in certain underlying funds may be categorized as level 2 where the net asset value per share of

23

Notes to Financial Statements – continued

an underlying fund was adjusted to reflect security valuations in foreign markets open on May 31, 2021, which was a U.S. market holiday. Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2021 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$58,625,841	$38,398,487,035	$—	$38,457,112,876

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code,

24

Notes to Financial Statements – continued

and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/21	Year ended 5/31/20
Ordinary income (including any short-term capital gains)	$277,409,258	$300,909,086
Long-term capital gains	233,000,351	230,005,549

Total distributions	$510,409,609	$530,914,635

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/21

Cost of investments	$29,020,311,544
Gross appreciation	9,436,801,332

Gross depreciation	—
Net unrealized appreciation (depreciation)	$9,436,801,332

Undistributed long-term capital gain	322,074,685
Late year ordinary loss deferral	(10,662,213)
Total distributable earnings (loss)	$9,748,213,804

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to

25

Notes to Financial Statements – continued

Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 5/31/21	Year ended 5/31/20
Class A	$54,125,738	$67,819,520
Class B	213,326	387,736
Class C	4,479,788	7,858,901
Class I	234,694,883	253,102,831
Class R1	89,616	182,773
Class R2	916,813	1,278,642
Class R3	16,313,822	15,677,872
Class R4	19,501,248	22,450,225
Class R6	180,074,375	162,156,135
Total	$510,409,609	$530,914,635

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that fund operating expenses do not exceed 0.10% annually of the class’s average daily net assets for each of Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares and 0.00% annually of the class’s average daily net assets for Class R6 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2022. For the year ended May 31, 2021, this reduction amounted to $5,088,995, which is included in the reduction of total expenses in the Statement of Operations.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $715,211 for the year ended May 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and

26

Notes to Financial Statements – continued

another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$8,948,554
Class B	0.75%	0.25%	1.00%	1.00%	215,998
Class C	0.75%	0.25%	1.00%	1.00%	4,545,360
Class R1	0.75%	0.25%	1.00%	1.00%	88,598
Class R2	0.25%	0.25%	0.50%	0.50%	326,018
Class R3	—	0.25%	0.25%	0.25%	2,557,686
Total Distribution and Service Fees					$16,682,214

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2021 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2021, this rebate amounted to $2,207, $9, $56, and $32 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2021, were as follows:

Amount
Class A	$44,798
Class B	16,612
Class C	33,952

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2021, the fee was $778,978, which equated to 0.0026% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $18,999,426.

27

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.0001% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4) Portfolio Securities

For the year ended May 31, 2021, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated $10,356,017,597 and $2,747,612,308, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/21		Year ended 5/31/20

	Shares	Amount	Shares	Amount
Shares sold
Class A	52,005,122	$1,193,462,989	41,250,536	$798,861,213
Class B	37,517	859,302	7,171	137,727
Class C	3,643,882	82,120,054	4,774,099	91,525,185
Class I	276,871,208	6,378,604,517	266,430,478	5,141,105,282
Class R1	100,442	2,215,739	128,033	2,376,947
Class R2	1,061,373	23,602,037	1,180,186	22,541,074
Class R3	24,193,799	543,863,533	19,364,507	370,821,785
Class R4	23,337,909	518,487,429	11,276,261	221,195,859
Class R6	202,337,260	4,652,214,562	175,315,187	3,423,958,035
	583,588,512	$13,395,430,162	519,726,458	$10,072,523,107

28

Notes to Financial Statements – continued

	Year ended 5/31/21		Year ended 5/31/20

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,113,384	$49,918,136	3,040,475	$63,363,512
Class B	8,869	207,354	18,040	373,253
Class C	174,309	4,021,300	341,310	6,969,545
Class I	8,406,870	200,671,978	10,366,283	218,210,265
Class R1	3,953	89,616	9,111	182,773
Class R2	38,089	884,798	53,169	1,090,507
Class R3	696,279	16,313,813	758,076	15,677,014
Class R4	731,232	17,396,006	995,391	20,883,293
Class R6	7,193,661	171,856,568	7,405,196	155,953,430
	19,366,646	$461,359,569	22,987,051	$482,703,592

Shares reacquired
Class A	(30,148,837)	$(684,324,402)	(27,918,023)	$(524,778,931)
Class B	(287,822)	(6,438,398)	(410,250)	(7,733,270)
Class C	(6,919,034)	(151,424,967)	(8,128,098)	(150,652,720)
Class I	(116,377,076)	(2,645,247,515)	(169,321,688)	(3,154,741,089)
Class R1	(109,745)	(2,301,707)	(186,673)	(3,404,779)
Class R2	(994,555)	(22,025,658)	(1,727,193)	(33,092,520)
Class R3	(11,600,915)	(261,837,391)	(9,499,079)	(183,036,430)
Class R4	(12,480,897)	(287,344,149)	(15,526,585)	(308,304,175)
Class R6	(71,645,033)	(1,641,851,033)	(54,979,151)	(1,045,351,602)
	(250,563,914)	$(5,702,795,220)	(287,696,740)	$(5,411,095,516)

Net change
Class A	23,969,669	$559,056,723	16,372,988	$337,445,794
Class B	(241,436)	(5,371,742)	(385,039)	(7,222,290)
Class C	(3,100,843)	(65,283,613)	(3,012,689)	(52,157,990)
Class I	168,901,002	3,934,028,980	107,475,073	2,204,574,458
Class R1	(5,350)	3,648	(49,529)	(845,059)
Class R2	104,907	2,461,177	(493,838)	(9,460,939)
Class R3	13,289,163	298,339,955	10,623,504	203,462,369
Class R4	11,588,244	248,539,286	(3,254,933)	(66,225,023)
Class R6	137,885,888	3,182,220,097	127,741,232	2,534,559,863
	352,391,244	$8,153,994,511	255,016,769	$5,144,131,183

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks

29

Notes to Financial Statements – continued

under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2021, the fund’s commitment fee and interest expense were $122,733 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Emerging Markets Equity Fund	$3,203,385,279	$1,825,621,481	$9,621,659	$(877,757)	$1,771,202,443	$6,789,709,787
MFS Institutional Money Market Portfolio	58,832,709	651,360,554	651,561,038	(6,384)	—	58,625,841
MFS International Growth Fund	4,837,956,951	725,171,051	1,324,771,982	97,098,057	1,418,222,867	5,753,676,944
MFS International Intrinsic Value Fund	4,870,125,294	1,251,117,448	1,343,075,721	123,835,069	845,215,492	5,747,217,582
MFS International Large Cap Value Fund	—	4,506,453,725	45,023,532	695,272	1,280,689,995	5,742,815,460
MFS International New Discovery Fund	2,189,290,663	1,001,231,102	552,806	(24,174)	645,206,848	3,835,151,633
MFS Research International Fund	6,472,779,783	1,610,525,601	24,566,608	(370,647)	2,471,547,500	10,529,915,629
	$21,632,370,679	$11,571,480,962	$3,399,173,346	$220,349,436	$8,432,085,145	$38,457,112,876

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Emerging Markets Equity Fund					$43,381,170	$—
MFS Institutional Money Market Portfolio					53,571	—
MFS International Growth Fund					37,611,923	—
MFS International Intrinsic Value Fund					34,798,178	215,826,954
MFS International Large Cap Value Fund					22,816,121	—
MFS International New Discovery Fund					14,951,948	106,115,214
MFS Research International Fund					88,601,303	—
					$242,214,214	$321,942,168

30

Notes to Financial Statements – continued

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund’s investments and the fund’s performance.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of

MFS International Diversification Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS International Diversification Fund (the “Fund”), including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

32

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

33

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A

John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

34

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A

James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019-May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

35

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

36

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

37

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Camille Humphries Lee

38

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

39

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $292,009,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $209,758,308. The fund intends to pass through foreign tax credits of $42,617,504 for the fiscal year.

40

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

41

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

42

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report
May 31, 2021
MFS®  International Growth Fund
FGF-ANN

MFS® International Growth Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets reacted by pushing up yields on global government bonds, though some of the rate rise has since been corrected.
A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, caused by pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
July 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.7%
Nestle S.A.	4.4%
LVMH Moet Hennessy Louis Vuitton SE	4.2%
Roche Holding AG	4.0%
AIA Group Ltd.	3.3%
SAP AG	3.2%
Hitachi Ltd.	2.9%
Schneider Electric SE	2.6%
Diageo PLC	2.6%
Linde PLC	2.6%
GICS equity sectors (g)
Consumer Staples	16.6%
Industrials	15.8%
Consumer Discretionary	14.9%
Information Technology	13.3%
Health Care	11.8%
Materials	10.3%
Financials	9.1%
Communication Services	3.6%
Energy	1.6%
Utilities	0.6%
Issuer country weightings (x)
France	17.7%
Switzerland	12.1%
United Kingdom	7.7%
Germany	7.7%
Japan	6.9%
Canada	6.7%
China	6.3%
Taiwan	6.2%
United States	5.7%
Other Countries	23.0%
Currency exposure (i)(y)
Euro	32.1%
Swiss Franc	12.1%
British Pound Sterling	8.9%
Hong Kong Dollar	8.6%
Japanese Yen	6.9%
United States Dollar	6.3%
Taiwan Dollar	6.2%
Indian Rupee	5.9%
Canadian Dollar	4.4%
Other Currencies	8.6%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended May 31, 2021, Class A shares of the MFS International Growth Fund (fund) provided a total return of 36.85%, at net asset value. This compares with a return of 39.92% for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index (net div).
Market Environment
The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).
Detractors from Performance
Stock selection in the health care sector weakened performance relative to the MSCI All Country World (ex-US) Growth Index. Within the health care sector, the fund's holdings of pharmaceutical company Novartis(b) (Switzerland) and life sciences company Bayer(b) (Germany) weighed on relative results. The stock price of Novartis came under pressure during the period due to the adverse impact of COVID-19, particularly on the company's Oncology and Ophthalmology franchises, as well as a slower ramp-up in revenues for its multiple sclerosis treatment, Kesimpta. An
4

Management Review - continued
overweight position in pharmaceutical and diagnostic company Roche Holding (Switzerland) also held back the fund's relative returns. Shares of Roche Holding fell as the company reported a decline in sales, particularly in the US, which was driven by continued pressure from COVID-19.
The fund's underweight exposure to the information technology sector also hindered relative results. Here, not owning shares of strong-performing lithography systems manufacturer for the semiconductor industry ASML (Netherlands) and microchip and electronics manufacturer Samsung Electronics (South Korea) negatively affected relative performance. The fund's overweight holding of enterprise applications company SAP (Germany) further detracted from relative performance.
Elsewhere, the fund's overweight positions in household products manufacturer Reckitt Benckiser (United Kingdom), food processing company Danone (France) and global food company Nestle (Switzerland) dampened relative results.
The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
Stock selection and, to a lesser extent, an overweight position in the financials sector benefited relative returns. Here, the fund's overweight holdings of insurance company AIA Group (Hong Kong) aided relative performance. Holding shares of financial services firm HDFC Bank(b) (India) and banking services provider Grupo Financiero Banorte(b) (Mexico) contributed positively to relative performance. The share price of HDFC rose as the company announced solid financial results, which notably saw an improved collection rate of 97%, low loan restructurings and growth in retail lending, net interest margin (NIM) and fee revenue.
Security selection within the communication services sector also strengthened relative results, led by the fund's overweight holdings of internet search engine and online computer games provider NAVER (South Korea). Shares of NAVER rose as stronger-than-expected sales and operating profits helped drive the share price upwards during the reporting period. Growth in display ads, payment and digital were notable highlights.
Security selection within the consumer discretionary sector further aided relative performance. Within this sector, the fund's overweight position in luxury goods company LVMH (France) benefited relative performance. The company delivered strong financial results for the year, led by solid sales growth in its Fashion & Leather segment and better-than-anticipated revenue in its Wine & Spirits division.
Stocks in other sectors that aided relative performance included the fund's overweight positions in semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan), electrical distribution equipment manufacturer Schneider Electric (France) and electronics company Hitachi (Japan). Additionally, holding shares of electronic and power supply manufacturer Delta Electronics(b) (Spain), and technology consulting firm Infosys(b) (India) helped relative returns.
5

Management Review - continued
During the reporting period, the fund's relative currency exposure, resulting primarily from exposure differences between the fund and the benchmark to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.
Respectfully,
Portfolio Manager(s)
Matthew Barrett and Kevin Dwan
Note to Shareholders: Effective April 15, 2021, David Antonelli was no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 5/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
7

Performance Summary  - continued
Total Returns through 5/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/24/95	36.85%	13.61%	7.66%
B	10/24/95	35.82%	12.76%	6.86%
C	7/01/96	35.82%	12.77%	6.86%
I	1/02/97	37.20%	13.90%	7.93%
R1	10/01/08	35.83%	12.76%	6.85%
R2	10/01/08	36.49%	13.33%	7.39%
R3	10/01/08	36.88%	13.61%	7.66%
R4	10/01/08	37.20%	13.89%	7.93%
R6	5/01/06	37.33%	14.00%	8.02%
Comparative benchmark(s)

MSCI All Country World (ex-US) Growth Index (net div) (f)	39.92%	13.19%	7.05%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	28.98%	12.28%	7.03%
B With CDSC (Declining over six years from 4% to 0%) (v)	31.82%	12.51%	6.86%
C With CDSC (1% for 12 months) (v)	34.82%	12.77%	6.86%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World (ex-U.S.) Growth Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.
8

Performance Summary  - continued
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2020 through May 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2020 through May 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/20	Ending Account Value 5/31/21	Expenses Paid During Period (p) 12/01/20-5/31/21
A	Actual	1.07%	$1,000.00	$1,133.71	$5.69
	Hypothetical(h)	1.07%	$1,000.00	$1,019.60	$5.39
B	Actual	1.82%	$1,000.00	$1,129.31	$9.66
	Hypothetical(h)	1.82%	$1,000.00	$1,015.86	$9.15
C	Actual	1.82%	$1,000.00	$1,129.38	$9.66
	Hypothetical(h)	1.82%	$1,000.00	$1,015.86	$9.15
I	Actual	0.82%	$1,000.00	$1,135.32	$4.37
	Hypothetical(h)	0.82%	$1,000.00	$1,020.84	$4.13
R1	Actual	1.82%	$1,000.00	$1,129.55	$9.66
	Hypothetical(h)	1.82%	$1,000.00	$1,015.86	$9.15
R2	Actual	1.32%	$1,000.00	$1,132.10	$7.02
	Hypothetical(h)	1.32%	$1,000.00	$1,018.35	$6.64
R3	Actual	1.07%	$1,000.00	$1,133.73	$5.69
	Hypothetical(h)	1.07%	$1,000.00	$1,019.60	$5.39
R4	Actual	0.82%	$1,000.00	$1,134.90	$4.36
	Hypothetical(h)	0.82%	$1,000.00	$1,020.84	$4.13
R6	Actual	0.70%	$1,000.00	$1,135.72	$3.73
	Hypothetical(h)	0.70%	$1,000.00	$1,021.44	$3.53
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
5/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.6%
Aerospace & Defense – 0.9%
Rolls-Royce Holdings PLC (a)	82,224,516	$ 125,016,945
Alcoholic Beverages – 4.5%
Diageo PLC	7,825,670	$ 378,454,515
Pernod Ricard S.A.	1,235,393	272,152,593
		$650,607,108
Apparel Manufacturers – 6.2%
Burberry Group PLC	3,032,492	$ 92,024,511
Kering S.A.	204,632	187,250,234
LVMH Moet Hennessy Louis Vuitton SE	772,881	616,216,469
		$895,491,214
Automotive – 1.2%
Koito Manufacturing Co. Ltd.	1,533,900	$ 99,607,535
Mahindra & Mahindra Ltd.	6,549,255	72,862,688
		$172,470,223
Biotechnology – 0.2%
Hugel, Inc. (a)	135,124	$ 24,433,114
Business Services – 3.0%
Cap Gemini S.A.	585,499	$ 109,293,929
Experian PLC	5,162,563	198,250,376
Infosys Technologies Ltd., ADR	6,321,008	122,248,295
		$429,792,600
Chemicals – 0.7%
UPL Ltd.	9,609,308	$ 107,852,896
Computer Software – 4.4%
Dassault Systemes S.A.	335,732	$ 77,285,994
Kingsoft Corp.	11,434,000	77,120,886
SAP SE	3,365,272	467,159,978
Wisetech Global Ltd.	793,489	17,335,505
		$638,902,363
Computer Software - Systems – 4.0%
Amadeus IT Group S.A. (a)	1,403,781	$ 105,983,696
Hitachi Ltd.	8,132,300	426,037,746
NICE Systems Ltd., ADR (a)	226,507	50,366,096
		$582,387,538
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 5.3%
Kao Corp.	1,652,800	$ 101,063,987
KOSE Corp.	484,400	75,962,627
L'Oréal	632,797	284,996,289
Reckitt Benckiser Group PLC	3,352,273	303,280,888
		$765,303,791
Consumer Services – 0.3%
51job, Inc., ADR (a)	684,749	$ 49,082,808
Electrical Equipment – 3.7%
Prysmian S.p.A.	4,267,115	$ 147,305,275
Schneider Electric SE	2,431,647	384,775,915
		$532,081,190
Electronics – 6.2%
Delta Electronics, Inc.	19,939,000	$ 213,799,819
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5,854,195	687,048,325
		$900,848,144
Energy - Independent – 1.6%
Oil Search Ltd.	27,669,612	$ 77,945,163
Reliance Industries Ltd.	5,002,878	148,820,508
		$226,765,671
Food & Beverages – 4.9%
Danone S.A.	1,037,082	$ 73,935,791
Nestle S.A.	5,194,210	639,705,231
		$713,641,022
Food & Drug Stores – 0.5%
Sugi Holdings Co. Ltd.	986,900	$ 77,697,306
Gaming & Lodging – 1.2%
Flutter Entertainment PLC (a)	902,532	$ 169,382,304
General Merchandise – 0.3%
Walmart de Mexico S.A.B. de C.V.	13,528,903	$ 44,408,264
Insurance – 3.3%
AIA Group Ltd.	37,058,600	$ 473,650,300
Internet – 5.7%
Alibaba Group Holding Ltd. (a)	11,379,900	$ 309,369,886
NAVER Corp.	640,821	209,079,351
Tencent Holdings Ltd.	3,342,800	266,598,793
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – continued
Yahoo Japan Corp.	9,400,300	$ 44,181,152
		$829,229,182
Leisure & Toys – 0.6%
Prosus N.V.	880,304	$ 91,403,871
Machinery & Tools – 4.4%
Assa Abloy AB	5,003,250	$ 153,845,871
GEA Group AG	3,356,421	147,224,769
Ingersoll Rand, Inc. (a)	2,286,773	113,515,412
Ritchie Bros. Auctioneers, Inc.	3,847,760	227,741,486
		$642,327,538
Major Banks – 1.3%
DBS Group Holdings Ltd.	8,193,700	$ 186,223,273
Medical & Health Technology & Services – 0.3%
Alcon, Inc.	540,934	$ 37,649,030
Medical Equipment – 4.3%
EssilorLuxottica	1,850,621	$ 321,078,880
QIAGEN N.V. (a)	3,586,827	176,717,994
Terumo Corp.	3,485,400	134,239,947
		$632,036,821
Natural Gas - Distribution – 0.6%
China Resources Gas Group Ltd.	14,272,000	$ 89,091,394
Other Banks & Diversified Financials – 4.5%
AEON Financial Service Co. Ltd.	4,345,500	$ 50,523,532
Credicorp Ltd. (a)	398,129	54,730,794
Element Fleet Management Corp.	9,881,486	112,159,369
Grupo Financiero Banorte S.A. de C.V.	17,361,317	119,796,921
HDFC Bank Ltd. (a)	15,155,711	316,345,272
		$653,555,888
Pharmaceuticals – 9.2%
Bayer AG	2,558,481	$ 161,062,267
Hypera S.A.	5,493,474	38,162,959
Novartis AG	4,231,182	371,502,346
Novo Nordisk A.S., “B”	2,454,720	194,265,822
Roche Holding AG	1,658,072	576,824,959
		$1,341,818,353
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Precious Metals & Minerals – 2.1%
Agnico-Eagle Mines Ltd.	2,639,639	$ 187,005,411
Franco-Nevada Corp.	787,465	116,390,850
		$303,396,261
Railroad & Shipping – 2.2%
Canadian National Railway Co.	2,912,546	$ 327,865,303
Restaurants – 0.8%
Yum China Holdings, Inc.	1,127,587	$ 76,269,985
Yum China Holdings, Inc.	581,150	38,673,698
		$114,943,683
Specialty Chemicals – 7.5%
Akzo Nobel N.V.	1,492,589	$ 192,194,821
L'Air Liquide S.A.	1,410,534	239,895,066
Linde PLC	1,242,610	374,866,877
Sika AG	415,975	133,883,927
Symrise AG	1,108,076	147,018,626
		$1,087,859,317
Specialty Stores – 0.6%
Just Eat Takeaway (a)(l)	711,932	$ 64,632,291
Ocado Group PLC (a)	850,036	22,812,448
		$87,444,739
Tobacco – 1.1%
ITC Ltd.	28,324,565	$ 84,479,339
Swedish Match AB	8,362,965	77,580,116
		$162,059,455
Total Common Stocks (Identified Cost, $9,284,060,399)		$14,166,718,909
Investment Companies (h) – 2.1%
Money Market Funds – 2.1%
MFS Institutional Money Market Portfolio, 0.03% (v) (Identified Cost, $303,072,581)	303,073,053	$ 303,073,053
Other Assets, Less Liabilities – 0.3%		50,490,604
Net Assets – 100.0%		$14,520,282,566

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $303,073,053 and $14,166,718,909, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
15

Portfolio of Investments – continued
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 5/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $429,174 of securities on loan (identified cost, $9,284,060,399)	$14,166,718,909
Investments in affiliated issuers, at value (identified cost, $303,072,581)	303,073,053
Receivables for
Fund shares sold	23,871,703
Interest and dividends	62,583,708
Other assets	18,766
Total assets	$14,556,266,139
Liabilities
Payables for
Investments purchased	$8,187,742
Fund shares reacquired	5,750,998
Payable to affiliates
Investment adviser	1,320,243
Administrative services fee	7,722
Shareholder servicing costs	1,605,147
Distribution and service fees	38,267
Payable for independent Trustees' compensation	715
Deferred country tax expense payable	17,875,472
Accrued expenses and other liabilities	1,197,267
Total liabilities	$35,983,573
Net assets	$14,520,282,566
Net assets consist of
Paid-in capital	$9,158,819,526
Total distributable earnings (loss)	5,361,463,040
Net assets	$14,520,282,566
Shares of beneficial interest outstanding	307,961,894
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$650,731,113	14,242,260	$45.69
Class B	2,438,662	57,351	42.52
Class C	41,907,103	1,017,391	41.19
Class I	3,722,297,587	72,524,731	51.32
Class R1	7,423,562	184,544	40.23
Class R2	40,885,823	985,071	41.51
Class R3	182,925,783	4,038,285	45.30
Class R4	273,948,511	5,966,439	45.91
Class R6	9,597,724,422	208,945,822	45.93

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $48.48 [100 / 94.25 x $45.69]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 5/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$237,300,201
Dividends from affiliated issuers	121,744
Income on securities loaned	103,266
Other	212
Foreign taxes withheld	(28,595,917)
Total investment income	$208,929,506
Expenses
Management fee	$86,634,626
Distribution and service fees	2,660,562
Shareholder servicing costs	4,968,875
Administrative services fee	557,001
Independent Trustees' compensation	98,710
Custodian fee	1,994,838
Shareholder communications	275,981
Audit and tax fees	159,364
Legal fees	92,172
Miscellaneous	448,330
Total expenses	$97,890,459
Reduction of expenses by investment adviser and distributor	(1,444,855)
Net expenses	$96,445,604
Net investment income (loss)	$112,483,902
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$563,261,477
Affiliated issuers	(4,426)
Foreign currency	(927,794)
Net realized gain (loss)	$562,329,257
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $17,875,472 increase in deferred country tax)	$3,192,959,951
Affiliated issuers	(3,758)
Translation of assets and liabilities in foreign currencies	2,549,234
Net unrealized gain (loss)	$3,195,505,427
Net realized and unrealized gain (loss)	$3,757,834,684
Change in net assets from operations	$3,870,318,586
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/21	5/31/20
Change in net assets
From operations
Net investment income (loss)	$112,483,902	$94,877,769
Net realized gain (loss)	562,329,257	(119,745,414)
Net unrealized gain (loss)	3,195,505,427	370,420,805
Change in net assets from operations	$3,870,318,586	$345,553,160
Total distributions to shareholders	$(94,750,684)	$(158,637,952)
Change in net assets from fund share transactions	$(235,009,156)	$2,060,458,436
Total change in net assets	$3,540,558,746	$2,247,373,644
Net assets
At beginning of period	10,979,723,820	8,732,350,176
At end of period	$14,520,282,566	$10,979,723,820
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$33.66	$32.76	$34.20	$31.09	$26.46
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.23	$0.42	$0.37	$0.14(c)
Net realized and unrealized gain (loss)	12.05	1.20	(0.73)	3.50	4.75
Total from investment operations	$12.27	$1.43	$(0.31)	$3.87	$4.89
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.35)	$(0.29)	$(0.23)	$(0.26)
From net realized gain	—	(0.18)	(0.84)	(0.53)	—
Total distributions declared to shareholders	$(0.24)	$(0.53)	$(1.13)	$(0.76)	$(0.26)
Net asset value, end of period (x)	$45.69	$33.66	$32.76	$34.20	$31.09
Total return (%) (r)(s)(t)(x)	36.52	4.24	(0.64)	12.53	18.69(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.08	1.10	1.15	1.18(c)
Expenses after expense reductions (f)	1.06	1.07	1.09	1.14	1.17(c)
Net investment income (loss)	0.53	0.66	1.28	1.12	0.51(c)
Portfolio turnover	23	17	17	12	21
Net assets at end of period (000 omitted)	$650,731	$546,391	$402,964	$360,401	$319,266
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$31.38	$30.67	$32.01	$29.15	$24.82
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.06)	$0.11	$0.07	$(0.01)(c)
Net realized and unrealized gain (loss)	11.23	1.15	(0.61)	3.32	4.41
Total from investment operations	$11.14	$1.09	$(0.50)	$3.39	$4.40
Less distributions declared to shareholders
From net investment income	$—	$(0.20)	$—	$(0.00)(w)	$(0.07)
From net realized gain	—	(0.18)	(0.84)	(0.53)	—
Total distributions declared to shareholders	$—	$(0.38)	$(0.84)	$(0.53)	$(0.07)
Net asset value, end of period (x)	$42.52	$31.38	$30.67	$32.01	$29.15
Total return (%) (r)(s)(t)(x)	35.50	3.44	(1.36)	11.68	17.79(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.83	1.85	1.90	1.93(c)
Expenses after expense reductions (f)	1.81	1.82	1.84	1.89	1.92(c)
Net investment income (loss)	(0.24)	(0.18)	0.35	0.23	(0.02)(c)
Portfolio turnover	23	17	17	12	21
Net assets at end of period (000 omitted)	$2,439	$2,922	$4,599	$6,537	$7,799
See Notes to Financial Statements
22

Financial Highlights – continued
Class C	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$30.40	$29.76	$31.15	$28.43	$24.22
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.04)	$0.14	$0.09	$0.00(c)(w)
Net realized and unrealized gain (loss)	10.87	1.10	(0.64)	3.21	4.30
Total from investment operations	$10.79	$1.06	$(0.50)	$3.30	$4.30
Less distributions declared to shareholders
From net investment income	$—	$(0.24)	$(0.05)	$(0.05)	$(0.09)
From net realized gain	—	(0.18)	(0.84)	(0.53)	—
Total distributions declared to shareholders	$—	$(0.42)	$(0.89)	$(0.58)	$(0.09)
Net asset value, end of period (x)	$41.19	$30.40	$29.76	$31.15	$28.43
Total return (%) (r)(s)(t)(x)	35.49	3.46	(1.37)	11.67	17.81(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.82	1.83	1.85	1.90	1.93(c)
Expenses after expense reductions (f)	1.81	1.82	1.84	1.89	1.92(c)
Net investment income (loss)	(0.21)	(0.14)	0.48	0.30	0.01(c)
Portfolio turnover	23	17	17	12	21
Net assets at end of period (000 omitted)	$41,907	$39,530	$42,015	$42,981	$38,985
See Notes to Financial Statements
23

Financial Highlights – continued
Class I	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$37.75	$36.61	$38.08	$34.52	$29.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.34	$0.60	$0.50	$0.34(c)
Net realized and unrealized gain (loss)	13.49	1.35	(0.86)	3.90	5.16
Total from investment operations	$13.88	$1.69	$(0.26)	$4.40	$5.50
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.37)	$(0.37)	$(0.31)	$(0.34)
From net realized gain	—	(0.18)	(0.84)	(0.53)	—
Total distributions declared to shareholders	$(0.31)	$(0.55)	$(1.21)	$(0.84)	$(0.34)
Net asset value, end of period (x)	$51.32	$37.75	$36.61	$38.08	$34.52
Total return (%) (r)(s)(t)(x)	36.85	4.51	(0.41)	12.84	18.97(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.83	0.85	0.90	0.93(c)
Expenses after expense reductions (f)	0.82	0.82	0.84	0.89	0.92(c)
Net investment income (loss)	0.84	0.89	1.63	1.35	1.12(c)
Portfolio turnover	23	17	17	12	21
Net assets at end of period (000 omitted)	$3,722,298	$2,457,330	$1,974,109	$1,371,442	$1,497,306
See Notes to Financial Statements
24

Financial Highlights – continued
Class R1	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$29.72	$29.12	$30.57	$27.93	$23.87
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.03)	$0.18	$0.14	$0.02(c)
Net realized and unrealized gain (loss)	10.62	1.07	(0.68)	3.11	4.19
Total from investment operations	$10.56	$1.04	$(0.50)	$3.25	$4.21
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.26)	$(0.11)	$(0.08)	$(0.15)
From net realized gain	—	(0.18)	(0.84)	(0.53)	—
Total distributions declared to shareholders	$(0.05)	$(0.44)	$(0.95)	$(0.61)	$(0.15)
Net asset value, end of period (x)	$40.23	$29.72	$29.12	$30.57	$27.93
Total return (%) (r)(s)(t)(x)	35.53	3.45	(1.39)	11.69	17.77(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.83	1.85	1.90	1.93(c)
Expenses after expense reductions (f)	1.81	1.82	1.84	1.89	1.92(c)
Net investment income (loss)	(0.17)	(0.11)	0.61	0.47	0.08(c)
Portfolio turnover	23	17	17	12	21
Net assets at end of period (000 omitted)	$7,424	$4,890	$4,266	$3,663	$2,496
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$30.63	$29.92	$31.31	$28.54	$24.32
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.15	$0.28	$0.25	$0.14(c)
Net realized and unrealized gain (loss)	10.97	1.07	(0.64)	3.23	4.29
Total from investment operations	$11.07	$1.22	$(0.36)	$3.48	$4.43
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.33)	$(0.19)	$(0.18)	$(0.21)
From net realized gain	—	(0.18)	(0.84)	(0.53)	—
Total distributions declared to shareholders	$(0.19)	$(0.51)	$(1.03)	$(0.71)	$(0.21)
Net asset value, end of period (x)	$41.51	$30.63	$29.92	$31.31	$28.54
Total return (%) (r)(s)(t)(x)	36.20	3.95	(0.89)	12.27	18.39(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.33	1.35	1.40	1.43(c)
Expenses after expense reductions (f)	1.31	1.32	1.34	1.39	1.42(c)
Net investment income (loss)	0.28	0.48	0.92	0.83	0.56(c)
Portfolio turnover	23	17	17	12	21
Net assets at end of period (000 omitted)	$40,886	$34,149	$18,890	$23,650	$22,245
See Notes to Financial Statements
26

Financial Highlights – continued
Class R3	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$33.38	$32.51	$33.96	$30.89	$26.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.23	$0.48	$0.36	$0.20(c)
Net realized and unrealized gain (loss)	11.94	1.18	(0.79)	3.48	4.66
Total from investment operations	$12.17	$1.41	$(0.31)	$3.84	$4.86
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.36)	$(0.30)	$(0.24)	$(0.26)
From net realized gain	—	(0.18)	(0.84)	(0.53)	—
Total distributions declared to shareholders	$(0.25)	$(0.54)	$(1.14)	$(0.77)	$(0.26)
Net asset value, end of period (x)	$45.30	$33.38	$32.51	$33.96	$30.89
Total return (%) (r)(s)(t)(x)	36.55	4.22	(0.63)	12.52	18.67(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.08	1.10	1.15	1.18(c)
Expenses after expense reductions (f)	1.06	1.07	1.09	1.14	1.17(c)
Net investment income (loss)	0.58	0.69	1.47	1.09	0.72(c)
Portfolio turnover	23	17	17	12	21
Net assets at end of period (000 omitted)	$182,926	$124,732	$59,575	$30,465	$26,234
See Notes to Financial Statements
27

Financial Highlights – continued
Class R4	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$33.79	$32.83	$34.28	$31.17	$26.52
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.31	$0.53	$0.45	$0.26(c)
Net realized and unrealized gain (loss)	12.12	1.20	(0.76)	3.52	4.71
Total from investment operations	$12.43	$1.51	$(0.23)	$3.97	$4.97
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.37)	$(0.38)	$(0.33)	$(0.32)
From net realized gain	—	(0.18)	(0.84)	(0.53)	—
Total distributions declared to shareholders	$(0.31)	$(0.55)	$(1.22)	$(0.86)	$(0.32)
Net asset value, end of period (x)	$45.91	$33.79	$32.83	$34.28	$31.17
Total return (%) (r)(s)(t)(x)	36.87	4.48	(0.40)	12.81	18.97(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.83	0.85	0.90	0.93(c)
Expenses after expense reductions (f)	0.81	0.82	0.84	0.89	0.92(c)
Net investment income (loss)	0.77	0.91	1.60	1.36	0.97(c)
Portfolio turnover	23	17	17	12	21
Net assets at end of period (000 omitted)	$273,949	$262,925	$209,454	$167,066	$124,580
See Notes to Financial Statements
28

Financial Highlights – continued
Class R6	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$33.80	$32.81	$34.27	$31.15	$26.54
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.34	$0.56	$0.51	$0.34(c)
Net realized and unrealized gain (loss)	12.08	1.21	(0.78)	3.49	4.65
Total from investment operations	$12.47	$1.55	$(0.22)	$4.00	$4.99
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.38)	$(0.40)	$(0.35)	$(0.38)
From net realized gain	—	(0.18)	(0.84)	(0.53)	—
Total distributions declared to shareholders	$(0.34)	$(0.56)	$(1.24)	$(0.88)	$(0.38)
Net asset value, end of period (x)	$45.93	$33.80	$32.81	$34.27	$31.15
Total return (%) (r)(s)(t)(x)	37.00	4.60	(0.34)	12.95	19.08(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.74	0.77	0.80	0.82(c)
Expenses after expense reductions (f)	0.71	0.73	0.76	0.79	0.81(c)
Net investment income (loss)	0.96	1.00	1.69	1.53	1.22(c)
Portfolio turnover	23	17	17	12	21
Net assets at end of period (000 omitted)	$9,597,724	$7,506,854	$6,016,478	$4,347,824	$2,717,276

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
29

Notes to Financial Statements
(1) Business and Organization
MFS International Growth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on the fund's accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is
30

Notes to Financial Statements  - continued
subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
31

Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$14,166,718,909	$—	$—	$14,166,718,909
Mutual Funds	303,073,053	—	—	303,073,053
Total	$14,469,791,962	$—	$—	$14,469,791,962
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only
32

Notes to Financial Statements  - continued
to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $429,174. The fair value of the fund's investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $451,654 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
33

Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/21	Year ended 5/31/20
Ordinary income (including any short-term capital gains)	$94,750,684	$118,011,521
Long-term capital gains	—	40,626,431
Total distributions	$94,750,684	$158,637,952
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/21
Cost of investments	$9,686,011,534
Gross appreciation	5,070,508,709
Gross depreciation	(286,728,281)
Net unrealized appreciation (depreciation)	$4,783,780,428
Undistributed ordinary income	231,786,842
Undistributed long-term capital gain	344,507,261
Other temporary differences	1,388,509
Total distributable earnings (loss)	$5,361,463,040
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
34

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/21	Year ended 5/31/20
Class A	$3,901,296	$8,054,194
Class B	—	44,332
Class C	—	575,884
Class I	21,579,825	32,629,581
Class R1	8,054	68,031
Class R2	205,505	472,801
Class R3	1,005,653	1,703,950
Class R4	2,118,266	3,769,910
Class R6	65,932,085	111,319,269
Total	$94,750,684	$158,637,952
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $5 billion	0.70%
In excess of $5 billion and up to $10 billion	0.65%
In excess of $10 billion and up to $20 billion	0.62%
In excess of $20 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended May 31, 2021, this management fee reduction amounted to $1,443,764, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.68% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $93,636 for the year ended May 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
35

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,559,913
Class B	0.75%	0.25%	1.00%	1.00%	28,103
Class C	0.75%	0.25%	1.00%	1.00%	416,937
Class R1	0.75%	0.25%	1.00%	1.00%	62,665
Class R2	0.25%	0.25%	0.50%	0.50%	197,410
Class R3	—	0.25%	0.25%	0.25%	395,534
Total Distribution and Service Fees					$2,660,562
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2021, this rebate amounted to $1,050, $3, and $38 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2021, were as follows:
Amount
Class A	$2,362
Class B	3,305
Class C	3,357
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2021, the fee was $197,561, which equated to 0.0016% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $4,771,314.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
36

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.0044% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $5,134,907 and $2,710,301, respectively. The sales transactions resulted in net realized gains (losses) of $575,873.
(4) Portfolio Securities
For the year ended May 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $2,774,374,886 and $3,148,646,936, respectively.
37

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/21		Year ended 5/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,071,400	$165,297,568	7,110,440	$245,948,585
Class B	884	31,834	1,713	53,631
Class C	130,371	4,815,002	288,084	9,041,809
Class I	24,693,913	1,127,365,311	29,332,088	1,099,001,832
Class R1	45,729	1,648,494	65,481	1,992,292
Class R2	302,310	11,155,437	902,153	28,948,022
Class R3	1,493,327	59,644,037	2,900,890	100,640,646
Class R4	1,821,308	73,634,178	3,984,941	137,814,467
Class R6	39,511,845	1,635,234,703	61,771,463	2,134,382,871
	72,071,087	$3,078,826,564	106,357,253	$3,757,824,155
Shares issued to shareholders in reinvestment of distributions
Class A	74,872	$3,112,449	181,396	$6,577,430
Class B	—	—	1,287	43,672
Class C	—	—	15,591	512,308
Class I	415,191	19,364,529	710,345	28,854,199
Class R1	219	8,052	2,117	68,031
Class R2	5,410	204,552	13,730	453,624
Class R3	24,397	1,005,653	47,371	1,703,950
Class R4	40,702	1,698,475	77,959	2,835,359
Class R6	1,462,981	61,035,547	2,915,703	105,985,806
	2,023,772	$86,429,257	3,965,499	$147,034,379
Shares reacquired
Class A	(6,138,583)	$(252,711,622)	(3,358,128)	$(113,176,248)
Class B	(36,666)	(1,380,152)	(59,824)	(1,882,068)
Class C	(413,506)	(15,105,362)	(415,000)	(12,698,807)
Class I	(17,684,502)	(802,289,119)	(18,859,303)	(695,195,694)
Class R1	(25,938)	(951,941)	(49,551)	(1,515,499)
Class R2	(437,606)	(16,396,411)	(432,373)	(13,371,338)
Class R3	(1,216,058)	(49,125,582)	(1,044,223)	(34,943,677)
Class R4	(3,676,018)	(149,605,713)	(2,662,266)	(91,208,654)
Class R6	(54,141,750)	(2,112,699,075)	(25,930,767)	(880,408,113)
	(83,770,627)	$(3,400,264,977)	(52,811,435)	$(1,844,400,098)
38

Notes to Financial Statements  - continued
	Year ended 5/31/21		Year ended 5/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	(1,992,311)	$(84,301,605)	3,933,708	$139,349,767
Class B	(35,782)	(1,348,318)	(56,824)	(1,784,765)
Class C	(283,135)	(10,290,360)	(111,325)	(3,144,690)
Class I	7,424,602	344,440,721	11,183,130	432,660,337
Class R1	20,010	704,605	18,047	544,824
Class R2	(129,886)	(5,036,422)	483,510	16,030,308
Class R3	301,666	11,524,108	1,904,038	67,400,919
Class R4	(1,814,008)	(74,273,060)	1,400,634	49,441,172
Class R6	(13,166,924)	(416,428,825)	38,756,399	1,359,960,564
	(9,675,768)	$(235,009,156)	57,511,317	$2,060,458,436
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, and the MFS Aggressive Growth Allocation Fund were the owners of record of approximately 40%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Conservative Allocation Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2021, the fund’s commitment fee and interest expense were $54,259 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
39

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$136,261,868	$1,687,246,092	$1,520,426,723	$(4,426)	$(3,758)	$303,073,053

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$121,744	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
40

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS International Growth Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS International Growth Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
41

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 16, 2021
42

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A
43

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
44

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
45

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
46

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Matthew Barrett Kevin Dwan
47

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
48

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $17,746,383 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $236,903,720. The fund intends to pass through foreign tax credits of $27,857,332 for the fiscal year.
49

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
51

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2021
MFS®  International Intrinsic Value Fund
FGI-ANN

MFS® International Intrinsic Value Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets reacted by pushing up yields on global government bonds, though some of the rate rise has since been corrected.
A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, caused by pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
July 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Nestle S.A.	4.4%
Cadence Design Systems, Inc.	4.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.4%
Schneider Electric SE	3.2%
Givaudan S.A.	3.2%
L’Oréal	2.7%
Pernod Ricard S.A.	2.6%
Henkel AG & Co. KGaA	2.3%
ANSYS, Inc.	2.3%
Diageo PLC	2.3%
GICS equity sectors (g)
Consumer Staples	27.5%
Information Technology	24.7%
Industrials	19.5%
Materials	10.8%
Consumer Discretionary	4.2%
Real Estate	3.3%
Financials	2.7%
Health Care	2.2%
Energy	0.3%
Equity Warrants (o)	0.0%
Issuer country weightings (x)
Japan	17.2%
United States	16.9%
France	14.9%
Switzerland	13.4%
United Kingdom	11.9%
Germany	9.5%
Canada	3.6%
Taiwan	3.4%
Denmark	1.9%
Other Countries	7.3%
Currency exposure weightings (y)
Euro	28.8%
United States Dollar	21.3%
Swiss Franc	13.4%
Japanese Yen	13.3%
British Pound Sterling	11.9%
Canadian Dollar	3.6%
Taiwan Dollar	3.4%
Danish Krone	1.9%
South Korean Won	1.8%
Other Currencies	0.6%

2

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.
Percentages are based on net assets as of May 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

Management Review
Summary of Results
For the twelve months ended May 31, 2021, Class A shares of the MFS International Intrinsic Value Fund (fund) provided a total return of 28.07%, at net asset value. This compares with a return of 38.41% for the fund’s benchmark, the MSCI EAFE Index (net div).
Market Environment
The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).
Detractors from Performance
An overweight allocation to the consumer staples sector detracted from performance relative to the MSCI EAFE Index during the reporting period, most notably, the fund's overweight holdings of household and industrial products manufacturer Kao (Japan), food manufacturer Toyo Suisan Kaisha (Japan) and household products manufacturer Reckitt Benckiser (United Kingdom). Shares of Kao fell as the company posted financial results that were below market consensus due to weaker-than-expected sales and operating profits. In addition, management's earnings outlook for the full year 2021 was below expectations, which further weighed on the stock. Additionally, the fund's holdings of tea and other beverages producer ITO EN(b) (Japan) held back relative performance.
4

Management Review - continued
Elsewhere, the fund's overweight positions in pharmaceutical manufacturer Santen Pharmaceutical (Japan), security services provider Secom (Japan) and Kobayashi Pharmaceutical (Japan) held back relative performance. The fund's holding of pharmaceutical manufacturer Rohto Pharmaceutical (Japan) further detracted from relative returns.
The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated, as measured by the fund’s benchmark, holding cash diminished performance versus the benchmark, which has no cash position.
During the reporting period, the fund's relative currency exposure, resulting primarily from exposure differences between the fund and the benchmark to holdings of securities denominated in foreign currencies, further weighed on relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.
Contributors to Performance
An underweight allocation to the health care sector contributed to relative performance. Within this sector, not holding poor-performing pharmaceutical and diagnostic company Roche Holding (Switzerland), Novartis (Switzerland), pharmaceutical firm GlaxoSmithKline (United Kingdom), pharmaceutical products company Sanofi (France) and biopharmaceutical company AstraZeneca (United Kingdom) aided relative returns. The stock price of Novartis came under pressure during the period due to the adverse impact of COVID-19, particularly on the company’s Oncology and Ophthalmology franchises, as well as a slower ramp-up in revenues for its multiple sclerosis treatment, Kesimpta.
Stocks in other sectors that contributed to relative performance included holding shares of semiconductor manufacturer Taiwan Semiconductor Manufacturing(b) (Taiwan), global engineering company IMI(b) (United Kingdom) and microchip and electronics manufacturer Samsung Electronics(b) (South Korea). The stock price for Taiwan Semiconductor Manufacturing climbed as the company reported strong sales and earnings and raised its long-term growth outlook, noting increased capital expenditure investments needed to meet demand. The fund's overweight holdings of electrical distribution equipment manufacturer Schneider Electric (France), cosmetics and beauty products company L'Oreal (France) and wiring devices and cable systems manufacturer Legrand (France) further aided relative results.
Respectfully,
Portfolio Manager(s)
Pablo de la Mata, Philip Evans, and Benjamin Stone
5

Management Review - continued
Note to Shareholders: Effective April 15, 2022, Pablo de la Mata will no longer be a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
6

Performance Summary THROUGH 5/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
7

Performance Summary  - continued
Total Returns through 5/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/24/95	28.07%	12.60%	10.52%
B	10/24/95	27.12%	11.76%	9.70%
C	7/01/96	27.13%	11.76%	9.70%
I	1/02/97	28.39%	12.89%	10.80%
R1	10/01/08	27.11%	11.76%	9.70%
R2	10/01/08	27.77%	12.32%	10.25%
R3	10/01/08	28.09%	12.60%	10.52%
R4	10/01/08	28.39%	12.88%	10.80%
R6	5/01/06	28.53%	13.00%	10.89%
Comparative benchmark(s)

MSCI EAFE Index (net div) (f)(y)	38.41%	9.77%	5.88%
MSCI EAFE Value Index (net div) (f)	41.52%	7.22%	4.00%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	20.70%	11.28%	9.87%
B With CDSC (Declining over six years from 4% to 0%) (v)	23.12%	11.50%	9.70%
C With CDSC (1% for 12 months) (v)	26.13%	11.76%	9.70%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(y)	Effective September 30, 2020, the MSCI EAFE Index (net div) replaced the MSCI EAFE Value Index (net div) as the primary benchmark. The fund's investment adviser believes the MSCI EAFE Index (net div) better reflects the investment policies and strategies of the fund.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) - a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
MSCI EAFE (Europe, Australasia, Far East) Value Index(e) (net div) - a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.
8

Performance Summary  - continued
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
9

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2020 through May 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2020 through May 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
10

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/20	Ending Account Value 5/31/21	Expenses Paid During Period (p) 12/01/20-5/31/21
A	Actual	0.96%	$ 1,000.00	$ 1,088.93	$ 5.00
	Hypothetical (h)	0.96%	$ 1,000.00	$ 1,020.14	$ 4.84
B	Actual	1.71%	$ 1,000.00	$ 1,084.79	$ 8.89
	Hypothetical (h)	1.71%	$ 1,000.00	$ 1,016.40	$ 8.60
C	Actual	1.71%	$ 1,000.00	$ 1,084.86	$ 8.89
	Hypothetical (h)	1.71%	$ 1,000.00	$ 1,016.40	$ 8.60
I	Actual	0.71%	$ 1,000.00	$ 1,090.22	$ 3.70
	Hypothetical (h)	0.71%	$ 1,000.00	$ 1,021.39	$ 3.58
R1	Actual	1.71%	$ 1,000.00	$ 1,084.87	$ 8.89
	Hypothetical (h)	1.71%	$ 1,000.00	$ 1,016.40	$ 8.60
R2	Actual	1.21%	$ 1,000.00	$ 1,087.57	$ 6.30
	Hypothetical (h)	1.21%	$ 1,000.00	$ 1,018.90	$ 6.09
R3	Actual	0.96%	$ 1,000.00	$ 1,089.06	$ 5.00
	Hypothetical (h)	0.96%	$ 1,000.00	$ 1,020.14	$ 4.84
R4	Actual	0.71%	$ 1,000.00	$ 1,090.25	$ 3.70
	Hypothetical (h)	0.71%	$ 1,000.00	$ 1,021.39	$ 3.58
R6	Actual	0.61%	$ 1,000.00	$ 1,090.93	$ 3.18
	Hypothetical (h)	0.61%	$ 1,000.00	$ 1,021.89	$ 3.07
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
11

Portfolio of Investments
5/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 92.9%
Airlines – 0.8%
Ryanair Holdings PLC, ADR (a)	2,123,728	$ 247,945,244
Alcoholic Beverages – 6.2%
Diageo PLC	15,045,612	$ 727,615,627
Heineken N.V.	3,639,176	434,425,128
Pernod Ricard S.A.	3,774,601	831,530,898
		$1,993,571,653
Apparel Manufacturers – 2.0%
Adidas AG	486,172	$ 177,373,632
Compagnie Financiere Richemont S.A.	2,241,979	273,497,244
LVMH Moet Hennessy Louis Vuitton SE	233,998	186,566,135
		$637,437,011
Automotive – 0.8%
Compagnie Generale des Etablissements Michelin (l)	1,000,223	$ 153,868,795
Knorr-Bremse AG	923,348	114,831,077
		$268,699,872
Biotechnology – 1.5%
Novozymes A.S.	6,626,042	$ 483,526,253
Brokerage & Asset Managers – 0.6%
Euronext N.V.	1,835,884	$ 196,999,642
Business Services – 6.2%
Compass Group PLC (a)	8,251,589	$ 188,565,077
Experian PLC	8,891,928	341,463,739
Intertek Group PLC	3,830,594	295,398,694
Nomura Research Institute Ltd.	7,663,654	244,279,409
Secom Co. Ltd.	4,282,600	335,207,617
SGS S.A.	155,025	483,434,472
Sohgo Security Services Co. Ltd.	2,310,300	105,713,791
		$1,994,062,799
Chemicals – 3.2%
Givaudan S.A.	226,086	$ 1,009,382,119
Computer Software – 8.9%
ANSYS, Inc. (a)	2,154,816	$ 728,198,519
Cadence Design Systems, Inc. (a)	10,526,633	1,336,777,124
Dassault Systemes S.A.	1,287,903	296,477,141
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – continued
OBIC Co. Ltd.	1,421,200	$ 266,353,311
SAP SE	1,509,548	209,552,277
		$2,837,358,372
Computer Software - Systems – 3.6%
Amadeus IT Group S.A. (a)	4,305,846	$ 325,085,944
Descartes Systems Group, Inc. (a)	1,385,045	81,071,607
Samsung Electronics Co. Ltd.	8,042,621	582,719,941
Wix.com Ltd. (a)	684,384	177,844,026
		$1,166,721,518
Construction – 0.7%
Geberit AG	324,835	$ 235,120,043
Consumer Products – 10.3%
Colgate-Palmolive Co.	6,795,162	$ 569,298,673
Kao Corp.	7,786,600	476,128,295
Kobayashi Pharmaceutical Co. Ltd. (h)	4,119,800	365,736,195
KOSE Corp.	482,800	75,711,718
Lion Corp.	4,403,700	77,101,954
L'Oréal	1,914,751	862,357,010
Reckitt Benckiser Group PLC	7,079,608	640,493,718
ROHTO Pharmaceutical Co. Ltd. (h)	8,724,900	215,154,169
		$3,281,981,732
Electrical Equipment – 8.0%
Halma PLC	8,575,854	$ 317,264,126
Legrand S.A.	6,585,683	689,684,642
OMRON Corp.	2,735,300	215,346,479
Schneider Electric SE	6,403,651	1,013,292,913
Spectris PLC	4,812,240	219,596,505
Yokogawa Electric Corp.	6,264,500	99,154,064
		$2,554,338,729
Electronics – 7.7%
Analog Devices, Inc.	3,741,515	$ 615,853,369
DISCO Corp.	332,700	102,098,091
Hirose Electric Co. Ltd. (h)	2,630,400	374,535,903
Infineon Technologies AG	1,323,116	53,821,838
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	9,181,391	1,077,528,048
Texas Instruments, Inc.	1,212,932	230,238,752
		$2,454,076,001
Engineering - Construction – 1.3%
IMI PLC (h)	17,400,557	$ 410,368,340
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 8.8%
Chocoladefabriken Lindt & Sprungli AG	6,674	$ 63,669,745
Danone S.A.	3,960,253	282,334,897
Ezaki Glico Co. Ltd.	3,150,700	120,284,282
ITO EN Ltd. (h)	5,924,800	327,922,988
Kerry Group PLC	1,691,937	228,829,699
Nestle S.A.	11,536,115	1,420,757,557
Nissan Foods Holdings Co. Ltd.	1,062,700	76,967,860
Toyo Suisan Kaisha Ltd. (h)	7,314,700	293,282,793
		$2,814,049,821
Insurance – 0.3%
Hiscox Ltd. (a)	7,940,593	$ 88,467,221
Machinery & Tools – 5.8%
Epiroc AB	8,828,582	$ 199,902,872
GEA Group AG	5,373,361	235,695,054
Nordson Corp.	1,296,359	287,389,827
Schindler Holding AG	952,042	281,423,552
SMC Corp.	569,900	341,034,323
Spirax-Sarco Engineering PLC	2,558,645	461,653,745
Wartsila Oyj Abp	4,100,262	55,404,745
		$1,862,504,118
Major Banks – 0.5%
UBS Group AG	10,136,432	$ 164,476,677
Medical Equipment – 3.3%
EssilorLuxottica	1,495,243	$ 259,421,539
Nihon Kohden Corp. (h)	7,519,400	212,897,434
Shimadzu Corp.	9,690,200	339,409,234
Terumo Corp.	6,604,300	254,364,171
		$1,066,092,378
Oil Services – 0.3%
Core Laboratories N.V.	2,270,138	$ 94,891,768
Other Banks & Diversified Financials – 1.3%
Chiba Bank Ltd.	10,812,300	$ 68,731,033
Hachijuni Bank Ltd.	10,607,200	35,941,832
Julius Baer Group Ltd.	1,551,505	106,327,761
Jyske Bank A.S. (a)	1,346,616	68,973,204
Mebuki Financial Group, Inc.	17,862,670	37,849,479
North Pacific Bank Ltd.	15,899,900	35,433,150
Sydbank A.S.	1,785,583	56,988,097
		$410,244,556
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 0.8%
Santen Pharmaceutical Co. Ltd.	18,561,200	$ 248,013,842
Precious Metals & Minerals – 3.4%
Agnico-Eagle Mines Ltd.	3,419,848	$ 242,279,372
Franco-Nevada Corp.	4,557,751	673,655,989
Wheaton Precious Metals Corp.	3,421,323	162,335,682
		$1,078,271,043
Printing & Publishing – 0.3%
Wolters Kluwer N.V.	1,051,715	$ 100,880,849
Real Estate – 3.3%
Deutsche Wohnen SE	7,819,089	$ 499,113,979
LEG Immobilien SE	1,226,105	179,771,119
TAG Immobilien AG	5,134,707	162,248,709
Vonovia SE, REIT	3,401,923	212,744,469
		$1,053,878,276
Specialty Chemicals – 2.7%
Croda International PLC	1,217,556	$ 120,877,216
Kansai Paint Co. Ltd.	5,083,700	137,202,790
Sika AG	821,036	264,255,120
Symrise AG	2,671,099	354,399,253
		$876,734,379
Specialty Stores – 0.3%
Zalando SE (a)	928,400	$ 99,247,370
Total Common Stocks (Identified Cost, $15,561,421,533)		$29,729,341,626
Preferred Stocks – 2.3%
Consumer Products – 2.3%
Henkel AG & Co. KGaA (Identified Cost, $621,611,218)	6,411,471	$ 735,573,687

	Strike Price	First Exercise
Warrants – 0.0%
Apparel Manufacturers – 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration 12/04/23) (a) (Identified Cost, $0)	CHF 67.00	11/20/23	4,591,082	$ 3,013,560

15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 4.1%
Money Market Funds – 4.1%
MFS Institutional Money Market Portfolio, 0.03% (v) (Identified Cost, $1,317,462,423)	1,317,578,260	$ 1,317,578,260
Other Assets, Less Liabilities – 0.7%		220,811,279
Net Assets – 100.0%		$32,006,318,412

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $3,517,476,082 and $28,268,031,051, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
CHF	Swiss Franc
JPY	Japanese Yen
Derivative Contracts at 5/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	1,261,899,292	JPY	133,359,410,000	HSBC Bank	8/19/2021	$43,182,085
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 5/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $18,401,569 of securities on loan (identified cost, $14,842,261,626)	$28,268,031,051
Investments in affiliated issuers, at value (identified cost, $2,658,233,548)	3,517,476,082
Foreign currency, at value (identified cost, $6,765,982)	6,776,780
Receivables for
Forward foreign currency exchange contracts	43,182,085
Fund shares sold	30,715,095
Interest and dividends	171,276,240
Other assets	44,783
Total assets	$32,037,502,116
Liabilities
Payables for
Fund shares reacquired	$21,340,922
Payable to affiliates
Investment adviser	2,532,922
Administrative services fee	7,722
Shareholder servicing costs	5,167,870
Distribution and service fees	207,554
Payable for independent Trustees' compensation	1,200
Accrued expenses and other liabilities	1,925,514
Total liabilities	$31,183,704
Net assets	$32,006,318,412
Net assets consist of
Paid-in capital	$16,493,988,224
Total distributable earnings (loss)	15,512,330,188
Net assets	$32,006,318,412
Shares of beneficial interest outstanding	582,455,188
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,046,286,844	56,585,746	$53.83
Class B	19,910,672	392,266	50.76
Class C	264,432,310	5,504,063	48.04
Class I	12,285,870,220	216,047,259	56.87
Class R1	11,647,647	239,306	48.67
Class R2	224,998,355	4,511,344	49.87
Class R3	1,383,344,253	25,912,717	53.38
Class R4	1,183,941,985	21,931,346	53.98
Class R6	13,585,886,126	251,331,141	54.06

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $57.11 [100 / 94.25 x $53.83]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 5/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$498,791,991
Dividends from affiliated issuers	34,295,827
Income on securities loaned	90,791
Other	1,253
Foreign taxes withheld	(53,672,611)
Total investment income	$479,507,251
Expenses
Management fee	$179,813,420
Distribution and service fees	15,616,047
Shareholder servicing costs	18,084,565
Administrative services fee	557,001
Independent Trustees' compensation	134,465
Custodian fee	2,527,100
Shareholder communications	627,879
Audit and tax fees	359,831
Legal fees	211,319
Miscellaneous	743,736
Total expenses	$218,675,363
Reduction of expenses by investment adviser and distributor	(3,418,596)
Net expenses	$215,256,767
Net investment income (loss)	$264,250,484
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,757,708,619
Affiliated issuers	39,216,695
Forward foreign currency exchange contracts	(45,240,957)
Foreign currency	54,389
Net realized gain (loss)	$1,751,738,746
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$5,069,748,404
Affiliated issuers	109,628,620
Forward foreign currency exchange contracts	70,705,308
Translation of assets and liabilities in foreign currencies	6,651,552
Net unrealized gain (loss)	$5,256,733,884
Net realized and unrealized gain (loss)	$7,008,472,630
Change in net assets from operations	$7,272,723,114
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/21	5/31/20
Change in net assets
From operations
Net investment income (loss)	$264,250,484	$203,403,192
Net realized gain (loss)	1,751,738,746	1,323,905,261
Net unrealized gain (loss)	5,256,733,884	1,027,050,772
Change in net assets from operations	$7,272,723,114	$2,554,359,225
Total distributions to shareholders	$(1,599,514,295)	$(1,170,503,173)
Change in net assets from fund share transactions	$(1,338,808,433)	$(1,492,350,372)
Total change in net assets	$4,334,400,386	$(108,494,320)
Net assets
At beginning of period	27,671,918,026	27,780,412,346
At end of period	$32,006,318,412	$27,671,918,026
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$44.47	$42.09	$42.91	$40.88	$35.53
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.21	$0.39	$0.43	$0.30(c)
Net realized and unrealized gain (loss)	11.78	3.93	0.45	2.67	5.62
Total from investment operations	$12.10	$4.14	$0.84	$3.10	$5.92
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.37)	$(0.51)	$(0.61)	$(0.53)
From net realized gain	(2.53)	(1.39)	(1.15)	(0.46)	(0.04)
Total distributions declared to shareholders	$(2.74)	$(1.76)	$(1.66)	$(1.07)	$(0.57)
Net asset value, end of period (x)	$53.83	$44.47	$42.09	$42.91	$40.88
Total return (%) (r)(s)(t)(x)	27.66	9.84	2.29	7.60	16.94(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.99	0.99	0.98	1.04(c)
Expenses after expense reductions (f)	0.96	0.98	0.98	0.97	1.00(c)
Net investment income (loss)	0.63	0.48	0.93	1.02	0.82(c)
Portfolio turnover	7	7	6	14	7
Net assets at end of period (000 omitted)	$3,046,287	$2,651,120	$2,959,958	$3,594,359	$3,927,507
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$42.18	$39.99	$40.80	$38.94	$33.86
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.08)	$(0.12)	$0.06	$0.11	$0.09(c)
Net realized and unrealized gain (loss)	11.19	3.72	0.46	2.53	5.29
Total from investment operations	$11.11	$3.60	$0.52	$2.64	$5.38
Less distributions declared to shareholders
From net investment income	$—	$(0.02)	$(0.18)	$(0.32)	$(0.26)
From net realized gain	(2.53)	(1.39)	(1.15)	(0.46)	(0.04)
Total distributions declared to shareholders	$(2.53)	$(1.41)	$(1.33)	$(0.78)	$(0.30)
Net asset value, end of period (x)	$50.76	$42.18	$39.99	$40.80	$38.94
Total return (%) (r)(s)(t)(x)	26.75	8.99	1.53	6.79	16.05(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.74	1.74	1.73	1.79(c)
Expenses after expense reductions (f)	1.71	1.73	1.73	1.72	1.75(c)
Net investment income (loss)	(0.16)	(0.29)	0.16	0.27	0.27(c)
Portfolio turnover	7	7	6	14	7
Net assets at end of period (000 omitted)	$19,911	$25,231	$35,571	$46,522	$52,439
See Notes to Financial Statements
22

Financial Highlights – continued
Class C	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$40.04	$38.05	$38.91	$37.19	$32.36
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.11)	$0.07	$0.11	$0.09(c)
Net realized and unrealized gain (loss)	10.62	3.54	0.42	2.40	5.06
Total from investment operations	$10.53	$3.43	$0.49	$2.51	$5.15
Less distributions declared to shareholders
From net investment income	$—	$(0.05)	$(0.20)	$(0.33)	$(0.28)
From net realized gain	(2.53)	(1.39)	(1.15)	(0.46)	(0.04)
Total distributions declared to shareholders	$(2.53)	$(1.44)	$(1.35)	$(0.79)	$(0.32)
Net asset value, end of period (x)	$48.04	$40.04	$38.05	$38.91	$37.19
Total return (%) (r)(s)(t)(x)	26.73	9.00	1.53	6.77	16.07(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.74	1.74	1.73	1.79(c)
Expenses after expense reductions (f)	1.71	1.73	1.73	1.72	1.75(c)
Net investment income (loss)	(0.19)	(0.27)	0.17	0.28	0.26(c)
Portfolio turnover	7	7	6	14	7
Net assets at end of period (000 omitted)	$264,432	$395,411	$496,745	$627,662	$719,227
See Notes to Financial Statements
23

Financial Highlights – continued
Class I	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$46.83	$44.24	$45.02	$42.85	$37.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.47	$0.34	$0.53	$0.58	$0.53(c)
Net realized and unrealized gain (loss)	12.44	4.13	0.47	2.77	5.77
Total from investment operations	$12.91	$4.47	$1.00	$3.35	$6.30
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.49)	$(0.63)	$(0.72)	$(0.63)
From net realized gain	(2.53)	(1.39)	(1.15)	(0.46)	(0.04)
Total distributions declared to shareholders	$(2.87)	$(1.88)	$(1.78)	$(1.18)	$(0.67)
Net asset value, end of period (x)	$56.87	$46.83	$44.24	$45.02	$42.85
Total return (%) (r)(s)(t)(x)	28.01	10.10	2.56	7.85	17.25(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.74	0.74	0.73	0.79(c)
Expenses after expense reductions (f)	0.71	0.73	0.73	0.72	0.75(c)
Net investment income (loss)	0.89	0.74	1.22	1.30	1.39(c)
Portfolio turnover	7	7	6	14	7
Net assets at end of period (000 omitted)	$12,285,870	$10,468,862	$10,871,918	$11,680,254	$14,934,283
See Notes to Financial Statements
24

Financial Highlights – continued
Class R1	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$40.54	$38.51	$39.39	$37.64	$32.77
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.10)	$0.08	$0.12	$0.10(c)
Net realized and unrealized gain (loss)	10.72	3.58	0.41	2.43	5.11
Total from investment operations	$10.66	$3.48	$0.49	$2.55	$5.21
Less distributions declared to shareholders
From net investment income	$—	$(0.06)	$(0.22)	$(0.34)	$(0.30)
From net realized gain	(2.53)	(1.39)	(1.15)	(0.46)	(0.04)
Total distributions declared to shareholders	$(2.53)	$(1.45)	$(1.37)	$(0.80)	$(0.34)
Net asset value, end of period (x)	$48.67	$40.54	$38.51	$39.39	$37.64
Total return (%) (r)(s)(t)(x)	26.72	9.01	1.52	6.79	16.08(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.74	1.73	1.73	1.79(c)
Expenses after expense reductions (f)	1.71	1.73	1.73	1.72	1.75(c)
Net investment income (loss)	(0.12)	(0.25)	0.20	0.31	0.29(c)
Portfolio turnover	7	7	6	14	7
Net assets at end of period (000 omitted)	$11,648	$9,836	$11,321	$12,943	$12,813
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$41.36	$39.25	$40.13	$38.32	$33.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.09	$0.27	$0.29	$0.29(c)
Net realized and unrealized gain (loss)	10.95	3.67	0.41	2.51	5.17
Total from investment operations	$11.13	$3.76	$0.68	$2.80	$5.46
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.26)	$(0.41)	$(0.53)	$(0.46)
From net realized gain	(2.53)	(1.39)	(1.15)	(0.46)	(0.04)
Total distributions declared to shareholders	$(2.62)	$(1.65)	$(1.56)	$(0.99)	$(0.50)
Net asset value, end of period (x)	$49.87	$41.36	$39.25	$40.13	$38.32
Total return (%) (r)(s)(t)(x)	27.36	9.56	2.02	7.34	16.62(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.24	1.24	1.23	1.29(c)
Expenses after expense reductions (f)	1.21	1.23	1.23	1.22	1.25(c)
Net investment income (loss)	0.38	0.23	0.69	0.74	0.83(c)
Portfolio turnover	7	7	6	14	7
Net assets at end of period (000 omitted)	$224,998	$219,474	$295,690	$358,138	$429,776
See Notes to Financial Statements
26

Financial Highlights – continued
Class R3	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$44.11	$41.78	$42.62	$40.63	$35.34
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.21	$0.40	$0.45	$0.39(c)
Net realized and unrealized gain (loss)	11.70	3.89	0.43	2.63	5.49
Total from investment operations	$12.01	$4.10	$0.83	$3.08	$5.88
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.38)	$(0.52)	$(0.63)	$(0.55)
From net realized gain	(2.53)	(1.39)	(1.15)	(0.46)	(0.04)
Total distributions declared to shareholders	$(2.74)	$(1.77)	$(1.67)	$(1.09)	$(0.59)
Net asset value, end of period (x)	$53.38	$44.11	$41.78	$42.62	$40.63
Total return (%) (r)(s)(t)(x)	27.68	9.81	2.28	7.61	16.93(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	0.99	0.99	0.98	1.04(c)
Expenses after expense reductions (f)	0.96	0.98	0.98	0.97	1.00(c)
Net investment income (loss)	0.62	0.49	0.97	1.06	1.08(c)
Portfolio turnover	7	7	6	14	7
Net assets at end of period (000 omitted)	$1,383,344	$1,320,257	$1,353,427	$1,450,342	$1,406,181
See Notes to Financial Statements
27

Financial Highlights – continued
Class R4	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$44.58	$42.20	$43.03	$41.01	$35.66
Income (loss) from investment operations
Net investment income (loss) (d)	$0.45	$0.33	$0.51	$0.55	$0.49(c)
Net realized and unrealized gain (loss)	11.82	3.93	0.44	2.66	5.53
Total from investment operations	$12.27	$4.26	$0.95	$3.21	$6.02
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.49)	$(0.63)	$(0.73)	$(0.63)
From net realized gain	(2.53)	(1.39)	(1.15)	(0.46)	(0.04)
Total distributions declared to shareholders	$(2.87)	$(1.88)	$(1.78)	$(1.19)	$(0.67)
Net asset value, end of period (x)	$53.98	$44.58	$42.20	$43.03	$41.01
Total return (%) (r)(s)(t)(x)	27.99	10.09	2.56	7.85	17.23(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	0.74	0.74	0.73	0.79(c)
Expenses after expense reductions (f)	0.71	0.73	0.73	0.72	0.75(c)
Net investment income (loss)	0.88	0.75	1.22	1.30	1.32(c)
Portfolio turnover	7	7	6	14	7
Net assets at end of period (000 omitted)	$1,183,942	$1,019,909	$1,048,956	$1,157,723	$1,134,929
See Notes to Financial Statements
28

Financial Highlights – continued
Class R6	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$44.63	$42.24	$43.09	$41.06	$35.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	$0.37	$0.56	$0.62	$0.55(c)
Net realized and unrealized gain (loss)	11.84	3.94	0.42	2.64	5.52
Total from investment operations	$12.35	$4.31	$0.98	$3.26	$6.07
Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.53)	$(0.68)	$(0.77)	$(0.67)
From net realized gain	(2.53)	(1.39)	(1.15)	(0.46)	(0.04)
Total distributions declared to shareholders	$(2.92)	$(1.92)	$(1.83)	$(1.23)	$(0.71)
Net asset value, end of period (x)	$54.06	$44.63	$42.24	$43.09	$41.06
Total return (%) (r)(s)(t)(x)	28.15	10.21	2.64	7.97	17.37(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.62	0.63	0.63	0.63	0.69(c)
Expenses after expense reductions (f)	0.61	0.62	0.62	0.62	0.65(c)
Net investment income (loss)	1.01	0.85	1.34	1.46	1.49(c)
Portfolio turnover	7	7	6	14	7
Net assets at end of period (000 omitted)	$13,585,886	$11,561,818	$10,706,826	$10,625,510	$4,751,104

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
29

Notes to Financial Statements
(1) Business and Organization
MFS International Intrinsic Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on the fund's accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
30

Notes to Financial Statements  - continued
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
31

Notes to Financial Statements  - continued
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of May 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$30,467,928,873	$—	$—	$30,467,928,873
Mutual Funds	1,317,578,260	—	—	1,317,578,260
Total	$31,785,507,133	$—	$—	$31,785,507,133
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$43,182,085	$—	$43,182,085
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the
32

Notes to Financial Statements  - continued
position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value
Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$43,182,085
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2021 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$(45,240,957)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended May 31, 2021 as reported in the Statement of Operations:
Risk	Forward Foreign Currency Exchange Contracts
Foreign Exchange	$70,705,308
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in
33

Notes to Financial Statements  - continued
segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required
34

Notes to Financial Statements  - continued
collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $18,401,569. The fair value of the fund's investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $19,292,273 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and
35

Notes to Financial Statements  - continued
state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, derivative transactions, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/21	Year ended 5/31/20
Ordinary income (including any short-term capital gains)	$195,661,344	$318,778,739
Long-term capital gains	1,403,852,951	851,724,434
Total distributions	$1,599,514,295	$1,170,503,173
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/21
Cost of investments	$17,576,960,595
Gross appreciation	14,486,756,372
Gross depreciation	(235,027,749)
Net unrealized appreciation (depreciation)	$14,251,728,623
Undistributed ordinary income	344,553,594
Undistributed long-term capital gain	914,092,527
Other temporary differences	1,955,444
Total distributable earnings (loss)	$15,512,330,188
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
36

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/21	Year ended 5/31/20
Class A	$154,672,142	$113,265,526
Class B	1,208,383	1,068,147
Class C	19,216,979	16,217,262
Class I	606,917,497	434,142,654
Class R1	605,361	360,163
Class R2	12,057,297	10,019,225
Class R3	76,000,365	56,109,021
Class R4	62,034,522	43,680,889
Class R6	666,801,749	495,640,286
Total	$1,599,514,295	$1,170,503,173
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $10 billion	0.70%
In excess of $10 billion and up to $15 billion	0.65%
In excess of $15 billion and up to $20 billion	0.55%
In excess of $20 billion and up to $25 billion	0.50%
In excess of $25 billion and up to $30 billion	0.45%
In excess of $30 billion and up to $35 billion	0.43%
In excess of $35 billion	0.41%
MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended May 31, 2021, this management fee reduction amounted to $3,415,958, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.59% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $35,013 for the year ended May 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
37

Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 7,292,475
Class B	0.75%	0.25%	1.00%	1.00%	232,339
Class C	0.75%	0.25%	1.00%	1.00%	3,396,718
Class R1	0.75%	0.25%	1.00%	1.00%	111,708
Class R2	0.25%	0.25%	0.50%	0.50%	1,123,322
Class R3	—	0.25%	0.25%	0.25%	3,459,485
Total Distribution and Service Fees					$15,616,047
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2021, this rebate amounted to $2,531, $9, $88, and $10 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2021, were as follows:
Amount
Class A	$922
Class B	8,438
Class C	2,548
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2021, the fee was $523,074, which equated to 0.0018% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs
38

Notes to Financial Statements  - continued
which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $17,561,491.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.0019% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted to $6,337,343. The sales transactions resulted in net realized gains (losses) of $2,259,922.
(4) Portfolio Securities
For the year ended May 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $1,905,217,735 and $4,484,441,305, respectively.
39

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/21		Year ended 5/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	10,188,175	$510,557,343	9,489,966	$406,662,902
Class B	2,376	112,694	1,899	79,845
Class C	82,712	3,695,600	219,520	8,683,562
Class I	27,774,216	1,475,371,115	28,106,233	1,257,995,288
Class R1	51,869	2,390,769	43,392	1,696,952
Class R2	708,988	33,032,124	772,296	31,195,475
Class R3	4,253,721	211,328,017	5,835,690	250,654,235
Class R4	4,944,841	250,877,442	5,709,984	250,380,836
Class R6	40,416,023	2,048,179,078	44,611,383	1,961,893,209
	88,422,921	$4,535,544,182	94,790,363	$4,169,242,304
Shares issued to shareholders in reinvestment of distributions
Class A	2,715,673	$136,299,607	2,278,606	$101,648,593
Class B	23,072	1,095,693	23,423	994,760
Class C	420,393	18,896,653	359,759	14,501,899
Class I	9,984,602	528,784,496	8,181,128	383,858,540
Class R1	13,293	605,360	8,825	360,163
Class R2	257,545	11,988,708	233,618	9,704,485
Class R3	1,527,032	76,000,365	1,268,000	56,109,021
Class R4	1,118,326	56,218,250	876,284	39,143,625
Class R6	12,517,258	629,743,270	10,561,776	472,111,394
	28,577,194	$1,459,632,402	23,791,419	$1,078,432,480
Shares reacquired
Class A	(15,940,030)	$(799,575,038)	(22,469,987)	$(956,526,809)
Class B	(231,307)	(10,978,505)	(316,761)	(12,848,751)
Class C	(4,874,044)	(219,759,973)	(3,759,248)	(146,118,818)
Class I	(45,272,015)	(2,381,574,792)	(58,492,147)	(2,603,033,876)
Class R1	(68,491)	(3,143,462)	(103,564)	(4,130,127)
Class R2	(1,761,552)	(81,643,838)	(3,232,204)	(129,090,822)
Class R3	(9,797,063)	(487,293,200)	(9,570,168)	(408,046,750)
Class R4	(7,010,934)	(353,335,832)	(8,566,756)	(372,768,236)
Class R6	(60,652,521)	(2,996,680,377)	(49,587,172)	(2,107,460,967)
	(145,607,957)	$(7,333,985,017)	(156,098,007)	$(6,740,025,156)
40

Notes to Financial Statements  - continued
	Year ended 5/31/21		Year ended 5/31/20
	Shares	Amount	Shares	Amount
Net change
Class A	(3,036,182)	$(152,718,088)	(10,701,415)	$(448,215,314)
Class B	(205,859)	(9,770,118)	(291,439)	(11,774,146)
Class C	(4,370,939)	(197,167,720)	(3,179,969)	(122,933,357)
Class I	(7,513,197)	(377,419,181)	(22,204,786)	(961,180,048)
Class R1	(3,329)	(147,333)	(51,347)	(2,073,012)
Class R2	(795,019)	(36,623,006)	(2,226,290)	(88,190,862)
Class R3	(4,016,310)	(199,964,818)	(2,466,478)	(101,283,494)
Class R4	(947,767)	(46,240,140)	(1,980,488)	(83,243,775)
Class R6	(7,719,240)	(318,758,029)	5,585,987	326,543,636
	(28,607,842)	$(1,338,808,433)	(37,516,225)	$(1,492,350,372)
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
Effective at the close of business on May 29, 2015, purchases of the fund are closed to new and existing investors subject to certain exceptions. Please see the fund's prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund and the MFS Growth Allocation Fund were the owners of record of approximately 18% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime Income Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings,
41

Notes to Financial Statements  - continued
at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2021, the fund’s commitment fee and interest expense were $129,573 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Core Laboratories N.V.*	$47,901,362	$—	$2,575,076	$(9,174,161)	$58,739,643	$—
Hirose Electric Co. Ltd.	340,339,867	$—	29,914,799	52,600	64,058,235	$374,535,903
IMI PLC	202,609,414	—	11,555,003	(648,974)	219,962,903	410,368,340
ITO EN Ltd.	409,171,070	—	74,595,100	29,084,493	(35,737,475)	327,922,988
Kobayashi Pharmaceutical Co. Ltd.	382,700,357	—	19,049,598	13,480,032	(11,394,596)	365,736,195
MFS Institutional Money Market Portfolio	1,532,254,924	3,483,478,140	3,698,024,541	(54,055)	(76,208)	1,317,578,260
Nihon Kohden Corp.	261,575,460	—	11,039,541	2,772,071	(40,410,556)	212,897,434
ROHTO Pharmaceutical Co. Ltd.	218,546,859	60,247,698	10,166,906	(661,856)	(52,811,626)	215,154,169
Toyo Suisan Kaisha Ltd.	398,493,013	—	16,875,065	4,366,545	(92,701,700)	293,282,793
	$3,793,592,326	$3,543,725,838	$3,873,795,629	$39,216,695	$109,628,620	$3,517,476,082

Affiliated Issuers	Dividend Income	Capital Gain Distributions
Core Laboratories N.V.*	$—	$—
Hirose Electric Co. Ltd.	$5,435,739	—
IMI PLC	11,650,101	—
ITO EN Ltd.	2,185,499	—
Kobayashi Pharmaceutical Co. Ltd.	2,762,316	—
MFS Institutional Money Market Portfolio	1,390,109	—
Nihon Kohden Corp.	3,445,651	—
ROHTO Pharmaceutical Co. Ltd.	1,891,211	—
Toyo Suisan Kaisha Ltd.	5,535,201	—
	$34,295,827	$—
* No longer affiliated at period end.
42

Notes to Financial Statements  - continued
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
43

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS International Intrinsic Value Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS International Intrinsic Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
44

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 16, 2021
45

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A
46

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
47

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
48

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
49

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Pablo de la Mata Philip Evans Benjamin Stone
50

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
51

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $1,670,748,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 10.80% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
52

Federal Tax Information (unaudited) - continued
Income derived from foreign sources was $501,566,126. The fund intends to pass through foreign tax credits of $51,151,896 for the fiscal year.
53

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
55

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2021
MFS® Asset Allocation Funds
MFS® Conservative Allocation Fund
MFS® Moderate Allocation Fund
MFS® Growth Allocation Fund
MFS® Aggressive Growth Allocation Fund
AAF-ANN

MFS® Asset Allocation Funds
Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets reacted by pushing up yields on global government bonds, though some of the rate rise has since been corrected.
A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, caused by pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
July 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
MFS Conservative Allocation Fund
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Total Return Bond Fund	14.7%
MFS Inflation-Adjusted Bond Fund	9.9%
MFS Limited Maturity Fund	9.8%
MFS Government Securities Fund	9.8%
MFS Value Fund	6.0%
MFS Research Fund	5.9%
MFS Growth Fund	5.9%
MFS Global Opportunistic Bond Fund	5.5%
MFS High Income Fund	4.9%
MFS Mid Cap Value Fund	4.0%
MFS Research International Fund	4.0%
MFS Mid Cap Growth Fund	3.9%
MFS Emerging Markets Debt Fund	2.9%
MFS Commodity Strategy Fund	2.1%
MFS Global Real Estate Fund	2.0%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS International Growth Fund	2.0%
MFS International Intrinsic Value Fund	1.9%
MFS New Discovery Value Fund	1.0%
MFS New Discovery Fund	1.0%
MFS International Large Cap Value Fund	0.5%
Cash & Cash Equivalents	0.3%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2021.
The portfolio is actively managed and current holdings may be different.

Portfolio Composition - continued
MFS Moderate Allocation Fund
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Government Securities Fund	9.5%
MFS Value Fund	8.4%
MFS Research Fund	8.2%
MFS Growth Fund	8.0%
MFS Total Return Bond Fund	7.8%
MFS Mid Cap Value Fund	7.5%
MFS Inflation-Adjusted Bond Fund	6.8%
MFS Mid Cap Growth Fund	6.8%
MFS Research International Fund	6.0%
MFS High Income Fund	4.8%
MFS Global Opportunistic Bond Fund	4.7%
MFS Commodity Strategy Fund	3.2%
MFS Global Real Estate Fund	3.1%
MFS International Growth Fund	3.0%
MFS International Intrinsic Value Fund	2.9%
MFS Emerging Markets Debt Fund	2.9%
MFS Emerging Markets Debt Local Currency Fund	1.9%
MFS New Discovery Value Fund	1.6%
MFS New Discovery Fund	1.4%
MFS International New Discovery Fund	1.0%
MFS International Large Cap Value Fund	0.3%
MFS Emerging Markets Equity Fund	0.1%
Cash & Cash Equivalents	0.1%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2021.
The portfolio is actively managed and current holdings may be different.

Portfolio Composition - continued
MFS Growth Allocation Fund
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Value Fund	11.4%
MFS Growth Fund	10.9%
MFS Mid Cap Value Fund	9.4%
MFS Mid Cap Growth Fund	8.6%
MFS Research Fund	8.2%
MFS Research International Fund	7.0%
MFS International Growth Fund	4.9%
MFS International Intrinsic Value Fund	4.9%
MFS Inflation-Adjusted Bond Fund	4.8%
MFS High Income Fund	4.7%
MFS Commodity Strategy Fund	4.2%
MFS Global Real Estate Fund	4.2%
MFS Emerging Markets Debt Fund	2.9%
MFS Total Return Bond Fund	2.8%
MFS New Discovery Value Fund	2.2%
MFS International New Discovery Fund	1.9%
MFS Global Opportunistic Bond Fund	1.9%
MFS New Discovery Fund	1.9%
MFS Emerging Markets Debt Local Currency Fund	1.9%
MFS Emerging Markets Equity Fund	1.0%
MFS International Large Cap Value Fund	0.1%
Cash & Cash Equivalents	0.2%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2021.
The portfolio is actively managed and current holdings may be different.

Portfolio Composition - continued
MFS Aggressive Growth Allocation Fund
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Value Fund	13.2%
MFS Growth Fund	12.6%
MFS Mid Cap Value Fund	10.2%
MFS Mid Cap Growth Fund	9.5%
MFS Research Fund	9.1%
MFS Research International Fund	8.0%
MFS International Growth Fund	7.9%
MFS International Intrinsic Value Fund	7.8%
MFS Commodity Strategy Fund	5.2%
MFS Global Real Estate Fund	5.1%
MFS International New Discovery Fund	3.9%
MFS New Discovery Value Fund	2.6%
MFS New Discovery Fund	2.4%
MFS Emerging Markets Equity Fund	2.0%
MFS International Large Cap Value Fund	0.4%
Cash & Cash Equivalents	0.1%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Market Environment
The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).
MFS Conservative Allocation Fund
Summary of Results
For the twelve months ended May 31, 2021, Class A shares of the MFS Conservative Allocation Fund (fund) provided a total return of 17.10%, at net asset value. This compares with a return of -0.40% for the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Fund Blended Index (Blended Index), generated a return of 14.52%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Factors Affecting Performance
The fund's allocation across fixed income markets was the strongest contributor to relative performance. Within this segment, the fund's exposure to both the MFS Inflation-Adjusted Bond Fund and MFS High Income Fund bolstered relative results. Strong performance of the MFS Total Return Bond Fund was also a notable contributor, as the fund outpaced its designated benchmark.
Within US stock funds, the fund's relative performance across all strategies, particularly large capitalization funds, including both the MFS Growth Fund and MFS Value Fund, generally underperformed as more volatile stocks led the way in a strong up market. However, this was partially offset by the fund's investment in middle and small capitalization strategies, particularly the MFS Mid Cap Value Fund and MFS New Discovery Value Fund as small capitalization outperformed large capitalization strategies after an extended period of relative underperformance.
The fund’s allocation to international stock funds also held back relative results, led by relative performance of the MFS International Intrinsic Value Fund, which is not a traditional value portfolio and lagged its respective benchmark in an environment where traditional value came into favor.
Within the specialty funds segment, the MFS Commodity Strategy Fund exhibited strong absolute performance consistent with an increase in inflation expectations and supported relative performance as the fund outperformed its respective benchmark.
MFS Moderate Allocation Fund
Summary of Results
For the twelve months ended May 31, 2021, Class A shares of the MFS Moderate Allocation Fund (fund) provided a total return of 24.23%, at net asset value. This compares with a return of 40.32% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Moderate Allocation Fund Blended Index (Blended Index), generated a return of 22.59%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Management Review - continued
Factors Affecting Performance
Within US stock funds, the fund's relative performance across all strategies, particularly large capitalization funds, including both the MFS Growth Fund and MFS Value Fund, generally underperformed as more volatile stocks led the way in a strong up market. However, this was partially offset by the fund's investment in middle and small capitalization strategies, particularly the MFS Mid Cap Value Fund and MFS New Discovery Value Fund as small capitalization outperformed large capitalization strategies after an extended period of relative underperformance.
The fund's allocation to international stock funds also held back relative results, led by relative performance of the MFS International Intrinsic Value Fund, which is not a traditional value portfolio and lagged its respective benchmark in an environment where traditional value came into favor.
The fund's allocation across fixed income markets was the strongest contributor to relative performance. Within this segment, the fund's exposure to both the MFS High Income Fund and MFS Inflation-Adjusted Bond Fund bolstered relative results. Strong performance of the MFS Total Return Bond Fund was also a notable contributor, as the fund outpaced its designated benchmark.
Within the specialty funds segment, the MFS Commodity Strategy Fund exhibited strong absolute performance consistent with an increase in inflation expectations and supported relative performance as the fund outperformed its respective benchmark.
MFS Growth Allocation Fund
Summary of Results
For the twelve months ended May 31, 2021, Class A shares of the MFS Growth Allocation Fund (fund) provided a total return of 32.00%, at net asset value. This compares with a return of 40.32% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Growth Allocation Fund Blended Index (Blended Index), generated a return of 31.07%. The Blended Index reflects the blended returns of equity market indices, with percentage allocations to each index designed to resemble the equity allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Factors Affecting Performance
Within US stock funds, the fund's relative performance across all strategies, particularly large capitalization funds, including both the MFS Growth Fund and MFS Value Fund, generally underperformed as more volatile stocks led the way in a strong up market. However, this was partially offset by the fund's investment in middle and small capitalization strategies, particularly the MFS Mid Cap Value Fund and MFS New Discovery Value Fund as small capitalization outperformed large capitalization strategies after an extended period of relative underperformance.
The fund's allocation to international stock funds also held back relative results, led by relative performance of the MFS International Intrinsic Value Fund, which is not a traditional value portfolio and lagged its respective benchmark in an environment where traditional value came into favor.
The fund's allocation across fixed income markets was the strongest contributor to relative performance. Within this segment, the fund's exposure to the MFS High Income Fund, MFS Inflation-Adjusted Bond Fund and MFS Emerging Markets Debt Fund bolstered relative results.
Within the specialty funds segment, the MFS Commodity Strategy Fund exhibited strong absolute performance consistent with an increase in inflation expectations and supported relative performance as the fund outperformed its respective benchmark.
MFS Aggressive Growth Allocation Fund
Summary of Results
For the twelve months ended May 31, 2021, Class A shares of the MFS Aggressive Growth Allocation Fund (fund) provided a total return of 38.44%, at net asset value. This compares with a return of 40.32% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Aggressive Growth Allocation Fund Blended Index (Blended Index), generated a return of 39.94%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Factors Affecting Performance
Within US stock funds, the fund's relative performance across all strategies, particularly large capitalization funds, including both the MFS Growth Fund and MFS Value Fund, generally underperformed as more volatile stocks led the way in a strong up market. However, this was offset by the fund's investment in middle and small capitalization strategies, particularly the MFS Mid Cap Value Fund and MFS New Discovery Value Fund as small capitalization outperformed large capitalization strategies after an extended period of relative underperformance.

Management Review - continued
The fund's allocation to international stock funds also held back relative results, led by relative performance of the MFS International Intrinsic Value Fund, which is not a traditional value portfolio and lagged its respective benchmark in an environment where traditional value came into favor.
Within the specialty funds segment, the MFS Commodity Strategy Fund exhibited strong absolute performance consistent with an increase in inflation expectations and supported relative performance as the fund outperformed its respective benchmark.
Respectfully,
Portfolio Manager(s)
Joseph Flaherty and Natalie Shapiro
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 5/31/21
The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
MFS Conservative Allocation Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 5/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	6/28/02	17.10%	8.19%	6.40%
B	6/28/02	16.18%	7.37%	5.60%
C	6/28/02	16.22%	7.37%	5.60%
I	6/28/02	17.39%	8.45%	6.67%
R1	4/01/05	16.18%	7.37%	5.61%
R2	10/31/03	16.82%	7.91%	6.14%
R3	4/01/05	17.05%	8.17%	6.40%
R4	4/01/05	17.36%	8.45%	6.67%
529A	7/31/02	17.02%	8.14%	6.36%
529B	7/31/02	17.03%	7.53%	5.66%
529C	7/31/02	16.15%	7.31%	5.55%
Comparative benchmark(s)

Bloomberg Barclays U.S. Aggregate Bond Index (f)	(0.40)%	3.25%	3.29%
MFS Conservative Allocation Fund Blended Index (f)(w)	14.52%	7.85%	6.72%
Bloomberg Commodity Index (f)	46.22%	2.85%	(5.11)%
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	35.92%	5.56%	6.03%
MSCI EAFE Index (net div) (f)	38.41%	9.77%	5.88%
Standard & Poor’s 500 Stock Index (f)	40.32%	17.16%	14.38%

Performance Summary  - continued
Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	10.37%	6.91%	5.77%
B With CDSC (Declining over six years from 4% to 0%) (v)	12.18%	7.06%	5.60%
C With CDSC (1% for 12 months) (v)	15.22%	7.37%	5.60%
529A With Initial Sales Charge (5.75%)	10.29%	6.87%	5.73%
529B With CDSC (Declining over six years from 4% to 0%) (v)	13.03%	7.23%	5.66%
529C With CDSC (1% for 12 months) (v)	15.15%	7.31%	5.55%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, and R4 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2021, the MFS Conservative Allocation Fund Blended Index (a custom index) was comprised of 60% Bloomberg Barclays U.S. Aggregate Bond Index, 28% Standard & Poor's 500 Stock Index, 8% MSCI EAFE Index (net div), 2% Bloomberg Commodity Index, and 2% FTSE EPRA Nareit Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Performance Summary  - continued
MFS Moderate Allocation Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 5/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	6/28/02	24.23%	10.53%	8.04%
B	6/28/02	23.30%	9.70%	7.23%
C	6/28/02	23.25%	9.69%	7.23%
I	6/28/02	24.55%	10.79%	8.31%
R1	4/01/05	23.31%	9.70%	7.23%
R2	10/31/03	23.94%	10.25%	7.77%
R3	4/01/05	24.27%	10.53%	8.04%
R4	4/01/05	24.56%	10.80%	8.31%
529A	7/31/02	24.15%	10.48%	7.99%
529B	7/31/02	24.16%	9.83%	7.27%
529C	7/31/02	23.25%	9.66%	7.18%
Comparative benchmark(s)

Standard & Poor’s 500 Stock Index (f)	40.32%	17.16%	14.38%
MFS Moderate Allocation Fund Blended Index (f)(w)	22.59%	10.02%	8.16%
Bloomberg Barclays U.S. Aggregate Bond Index (f)	(0.40)%	3.25%	3.29%
Bloomberg Commodity Index (f)	46.22%	2.85%	(5.11)%
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	35.92%	5.56%	6.03%
MSCI EAFE Index (net div) (f)	38.41%	9.77%	5.88%

Performance Summary  - continued
Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	17.09%	9.22%	7.40%
B With CDSC (Declining over six years from 4% to 0%) (v)	19.30%	9.42%	7.23%
C With CDSC (1% for 12 months) (v)	22.25%	9.69%	7.23%
529A With Initial Sales Charge (5.75%)	17.01%	9.18%	7.36%
529B With CDSC (Declining over six years from 4% to 0%) (v)	20.16%	9.56%	7.27%
529C With CDSC (1% for 12 months) (v)	22.25%	9.66%	7.18%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, and R4 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2021, the MFS Moderate Allocation Fund Blended Index (a custom index) was comprised of 40% Bloomberg Barclays U.S. Aggregate Bond Index, 41% Standard & Poor's 500 Stock Index, 13% MSCI EAFE Index (net div), 3% Bloomberg Commodity Index, and 3% FTSE EPRA Nareit Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Performance Summary  - continued
MFS Growth Allocation Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 5/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	6/28/02	32.00%	12.69%	9.47%
B	6/28/02	31.03%	11.84%	8.65%
C	6/28/02	31.03%	11.84%	8.65%
I	6/28/02	32.34%	12.98%	9.74%
R1	4/01/05	31.01%	11.85%	8.65%
R2	10/31/03	31.67%	12.41%	9.20%
R3	4/01/05	32.04%	12.69%	9.47%
R4	4/01/05	32.36%	12.97%	9.73%
529A	7/31/02	31.95%	12.64%	9.42%
529B	7/31/02	31.40%	11.86%	8.64%
529C	7/31/02	30.97%	11.79%	8.60%
Comparative benchmark(s)

Standard & Poor’s 500 Stock Index (f)	40.32%	17.16%	14.38%
MFS Growth Allocation Fund Blended Index (f)(w)	31.07%	11.99%	9.46%
Bloomberg Barclays U.S. Aggregate Bond Index (f)	(0.40)%	3.25%	3.29%
Bloomberg Commodity Index (f)	46.22%	2.85%	(5.11)%
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	35.92%	5.56%	6.03%
MSCI EAFE Index (net div) (f)	38.41%	9.77%	5.88%

Performance Summary  - continued
Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	24.41%	11.36%	8.83%
B With CDSC (Declining over six years from 4% to 0%) (v)	27.03%	11.59%	8.65%
C With CDSC (1% for 12 months) (v)	30.03%	11.84%	8.65%
529A With Initial Sales Charge (5.75%)	24.36%	11.31%	8.78%
529B With CDSC (Declining over six years from 4% to 0%) (v)	27.40%	11.61%	8.64%
529C With CDSC (1% for 12 months) (v)	29.97%	11.79%	8.60%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, and R4 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2021, the MFS Growth Allocation Fund Blended Index (a custom index) was comprised of 52% Standard & Poor's 500 Stock Index, 20% Bloomberg Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE Index (net div), 4% Bloomberg Commodity Index, and 4% FTSE EPRA Nareit Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Performance Summary  - continued
MFS Aggressive Growth Allocation Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 5/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	6/28/02	38.44%	14.42%	10.65%
B	6/28/02	37.39%	13.57%	9.82%
C	6/28/02	37.39%	13.57%	9.82%
I	6/28/02	38.74%	14.70%	10.93%
R1	4/01/05	37.42%	13.57%	9.82%
R2	10/31/03	38.07%	14.13%	10.37%
R3	4/01/05	38.37%	14.42%	10.64%
R4	4/01/05	38.75%	14.70%	10.94%
529A	7/31/02	38.38%	14.38%	10.60%
529B	7/31/02	37.34%	13.50%	9.77%
529C	7/31/02	37.34%	13.52%	9.77%
Comparative benchmark(s)

Standard & Poor’s 500 Stock Index (f)	40.32%	17.16%	14.38%
MFS Aggressive Growth Allocation Fund Blended Index (f)(w)	39.94%	13.69%	10.44%
Bloomberg Commodity Index (f)	46.22%	2.85%	(5.11)%
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	35.92%	5.56%	6.03%
MSCI EAFE Index (net div) (f)	38.41%	9.77%	5.88%

Performance Summary  - continued
Average annual with sales charge
Share Class	1-yr	5-yr	10-yr
A With Initial Sales Charge (5.75%)	30.48%	13.07%	9.99%
B With CDSC (Declining over six years from 4% to 0%) (v)	33.39%	13.33%	9.82%
C With CDSC (1% for 12 months) (v)	36.39%	13.57%	9.82%
529A With Initial Sales Charge (5.75%)	30.42%	13.03%	9.95%
529B With CDSC (Declining over six years from 4% to 0%) (v)	33.34%	13.26%	9.77%
529C With CDSC (1% for 12 months) (v)	36.34%	13.52%	9.77%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, and R4 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
(w)	As of May 31, 2021, the MFS Aggressive Growth Allocation Fund Blended Index (a custom index) was comprised of 60% Standard & Poor's 500 Stock Index, 30% MSCI EAFE Index (net div), 5% Bloomberg Commodity Index, and 5% FTSE EPRA Nareit Developed Real Estate Index (net div). The components and weightings of the Blended Index may have differed during the period, and may differ in the future.

Performance Summary  - continued
Benchmark Definition(s)
Bloomberg Barclays U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
Bloomberg Commodity Index – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) - a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	BLOOMBERG ® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg's licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

Expense Tables
Fund expenses borne by the shareholders during the period,
December 1, 2020 through May 31, 2021
As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.
These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2020 through May 31, 2021.
Actual Expenses
The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Tables - continued
MFS CONSERVATIVE ALLOCATION FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/20	Ending Account Value 5/31/21	Expenses Paid During Period (p) 12/01/20-5/31/21
A	Actual	0.32%	$1,000.00	$1,061.84	$1.64
	Hypothetical (h)	0.32%	$1,000.00	$1,023.34	$1.61
B	Actual	1.07%	$1,000.00	$1,057.90	$5.49
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
C	Actual	1.07%	$1,000.00	$1,058.01	$5.49
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
I	Actual	0.07%	$1,000.00	$1,063.61	$0.36
	Hypothetical (h)	0.07%	$1,000.00	$1,024.58	$0.35
R1	Actual	1.07%	$1,000.00	$1,057.96	$5.49
	Hypothetical (h)	1.07%	$1,000.00	$1,019.60	$5.39
R2	Actual	0.57%	$1,000.00	$1,060.69	$2.93
	Hypothetical (h)	0.57%	$1,000.00	$1,022.09	$2.87
R3	Actual	0.32%	$1,000.00	$1,061.77	$1.64
	Hypothetical (h)	0.32%	$1,000.00	$1,023.34	$1.61
R4	Actual	0.07%	$1,000.00	$1,063.04	$0.36
	Hypothetical (h)	0.07%	$1,000.00	$1,024.58	$0.35
529A	Actual	0.36%	$1,000.00	$1,062.01	$1.85
	Hypothetical (h)	0.36%	$1,000.00	$1,023.14	$1.82
529B	Actual	0.35%	$1,000.00	$1,061.82	$1.80
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
529C	Actual	1.11%	$1,000.00	$1,057.07	$5.69
	Hypothetical (h)	1.11%	$1,000.00	$1,019.40	$5.59
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
Notes to Expense Table
For the MFS Conservative Allocation Fund, for the period from December 1, 2020 through May 31, 2021, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.11%, $5.71, and $5.59 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.
For the MFS Conservative Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A, Class 529B, and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables - continued
MFS MODERATE ALLOCATION FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/20	Ending Account Value 5/31/21	Expenses Paid During Period (p) 12/01/20-5/31/21
A	Actual	0.33%	$1,000.00	$1,095.35	$1.72
	Hypothetical (h)	0.33%	$1,000.00	$1,023.29	$1.66
B	Actual	1.08%	$1,000.00	$1,091.38	$5.63
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
C	Actual	1.08%	$1,000.00	$1,090.88	$5.63
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
I	Actual	0.08%	$1,000.00	$1,096.66	$0.42
	Hypothetical (h)	0.08%	$1,000.00	$1,024.53	$0.40
R1	Actual	1.08%	$1,000.00	$1,090.95	$5.63
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
R2	Actual	0.58%	$1,000.00	$1,093.76	$3.03
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92
R3	Actual	0.33%	$1,000.00	$1,095.12	$1.72
	Hypothetical (h)	0.33%	$1,000.00	$1,023.29	$1.66
R4	Actual	0.08%	$1,000.00	$1,096.76	$0.42
	Hypothetical (h)	0.08%	$1,000.00	$1,024.53	$0.40
529A	Actual	0.37%	$1,000.00	$1,095.22	$1.93
	Hypothetical (h)	0.37%	$1,000.00	$1,023.09	$1.87
529B	Actual	0.37%	$1,000.00	$1,094.81	$1.93
	Hypothetical (h)	0.37%	$1,000.00	$1,023.09	$1.87
529C	Actual	1.12%	$1,000.00	$1,091.09	$5.84
	Hypothetical (h)	1.12%	$1,000.00	$1,019.35	$5.64
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
Notes to Expense Table
For the MFS Moderate Allocation Fund, for the period from December 1, 2020 through May 31, 2021, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.13%, $5.90, and $5.69 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.
For the MFS Moderate Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables - continued
MFS GROWTH ALLOCATION FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/20	Ending Account Value 5/31/21	Expenses Paid During Period (p) 12/01/20-5/31/21
A	Actual	0.35%	$1,000.00	$1,129.91	$1.86
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.10%	$1,000.00	$1,125.39	$5.83
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
C	Actual	1.10%	$1,000.00	$1,125.68	$5.83
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
I	Actual	0.10%	$1,000.00	$1,131.20	$0.53
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R1	Actual	1.10%	$1,000.00	$1,125.99	$5.83
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
R2	Actual	0.60%	$1,000.00	$1,128.29	$3.18
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R3	Actual	0.35%	$1,000.00	$1,130.12	$1.86
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
R4	Actual	0.10%	$1,000.00	$1,131.43	$0.53
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
529A	Actual	0.39%	$1,000.00	$1,129.41	$2.07
	Hypothetical (h)	0.39%	$1,000.00	$1,022.99	$1.97
529B	Actual	0.51%	$1,000.00	$1,129.06	$2.71
	Hypothetical (h)	0.51%	$1,000.00	$1,022.39	$2.57
529C	Actual	1.14%	$1,000.00	$1,125.18	$6.04
	Hypothetical (h)	1.14%	$1,000.00	$1,019.25	$5.74
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
Notes to Expense Table
For the MFS Growth Allocation Fund, for the period from January 1, 2021 through May 31, 2021, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.14%, $6.05 and $5.74 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.
For the MFS Growth Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A, Class 529B, and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Expense Tables - continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/20	Ending Account Value 5/31/21	Expenses Paid During Period (p) 12/01/20-5/31/21
A	Actual	0.38%	$1,000.00	$1,158.46	$2.04
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
B	Actual	1.13%	$1,000.00	$1,153.99	$6.07
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
C	Actual	1.13%	$1,000.00	$1,154.39	$6.07
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
I	Actual	0.13%	$1,000.00	$1,159.96	$0.70
	Hypothetical (h)	0.13%	$1,000.00	$1,024.28	$0.66
R1	Actual	1.13%	$1,000.00	$1,154.21	$6.07
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
R2	Actual	0.63%	$1,000.00	$1,157.03	$3.39
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18
R3	Actual	0.38%	$1,000.00	$1,158.49	$2.04
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
R4	Actual	0.13%	$1,000.00	$1,160.11	$0.70
	Hypothetical (h)	0.13%	$1,000.00	$1,024.28	$0.66
529A	Actual	0.42%	$1,000.00	$1,158.19	$2.26
	Hypothetical (h)	0.42%	$1,000.00	$1,022.84	$2.12
529B	Actual	1.18%	$1,000.00	$1,154.20	$6.34
	Hypothetical (h)	1.18%	$1,000.00	$1,019.05	$5.94
529C	Actual	1.17%	$1,000.00	$1,153.94	$6.28
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
Notes to Expense Table
For the MFS Aggressive Growth Allocation Fund, each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

Portfolio of Investments
5/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
MFS Conservative Allocation Fund
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 99.9%
Bond Funds – 59.5%
MFS Emerging Markets Debt Fund - Class R6	8,177,588	$ 122,009,614
MFS Emerging Markets Debt Local Currency Fund - Class R6	12,571,912	83,477,497
MFS Global Opportunistic Bond Fund - Class R6	24,676,031	231,214,408
MFS Government Securities Fund - Class R6	40,508,268	408,728,426
MFS High Income Fund - Class R6	59,127,762	202,808,224
MFS Inflation-Adjusted Bond Fund - Class R6	36,122,670	412,520,884
MFS Limited Maturity Fund - Class R6	67,325,160	410,010,223
MFS Total Return Bond Fund - Class R6	54,523,579	615,025,975
		$ 2,485,795,251
International Stock Funds – 8.4%
MFS International Growth Fund - Class R6	1,801,877	$ 82,760,207
MFS International Intrinsic Value Fund - Class R6	1,513,089	81,797,598
MFS International Large Cap Value Fund - Class R6	1,469,012	20,096,078
MFS Research International Fund - Class R6	6,957,094	166,900,690
		$ 351,554,573
Specialty Funds – 4.1%
MFS Commodity Strategy Fund - Class R6	13,704,385	$ 86,337,625
MFS Global Real Estate Fund - Class R6	4,187,944	84,261,427
		$ 170,599,052
U.S. Stock Funds – 27.7%
MFS Growth Fund - Class R6	1,408,450	$ 245,267,554
MFS Mid Cap Growth Fund - Class R6	5,245,294	161,292,782
MFS Mid Cap Value Fund - Class R6	5,278,459	167,854,999
MFS New Discovery Fund - Class R6	910,910	40,781,442
MFS New Discovery Value Fund - Class R6	1,990,931	42,645,743
MFS Research Fund - Class R6	4,338,314	248,542,001
MFS Value Fund - Class R6	4,871,522	253,075,579
		$ 1,159,460,100
Money Market Funds – 0.2%
MFS Institutional Money Market Portfolio, 0.03% (v)	8,828,438	$ 8,828,438
Total Investment Companies (Identified Cost, $3,041,143,577)		$4,176,237,414
Other Assets, Less Liabilities – 0.1%		4,780,292
Net Assets – 100.0%		$4,181,017,706
See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued
MFS Moderate Allocation Fund
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 99.9%
Bond Funds – 38.4%
MFS Emerging Markets Debt Fund - Class R6	13,833,026	$ 206,388,741
MFS Emerging Markets Debt Local Currency Fund - Class R6	20,878,404	138,632,601
MFS Global Opportunistic Bond Fund - Class R6	36,299,655	340,127,771
MFS Government Securities Fund - Class R6	67,346,952	679,530,749
MFS High Income Fund - Class R6	99,180,432	340,188,880
MFS Inflation-Adjusted Bond Fund - Class R6	42,337,239	483,491,269
MFS Total Return Bond Fund - Class R6	49,180,120	554,751,755
		$ 2,743,111,766
International Stock Funds – 13.3%
MFS Emerging Markets Equity Fund - Class R6	210,173	$ 9,178,262
MFS International Growth Fund - Class R6	4,604,563	211,487,578
MFS International Intrinsic Value Fund - Class R6	3,889,279	210,254,407
MFS International Large Cap Value Fund - Class R6	1,320,396	18,063,018
MFS International New Discovery Fund - Class R6	1,762,946	70,253,400
MFS Research International Fund - Class R6	17,792,861	426,850,740
		$ 946,087,405
Specialty Funds – 6.3%
MFS Commodity Strategy Fund - Class R6	35,889,435	$ 226,103,440
MFS Global Real Estate Fund - Class R6	11,065,076	222,629,328
		$ 448,732,768
U.S. Stock Funds – 41.9%
MFS Growth Fund - Class R6	3,282,500	$ 571,614,451
MFS Mid Cap Growth Fund - Class R6	15,676,581	482,054,850
MFS Mid Cap Value Fund - Class R6	16,729,444	531,996,322
MFS New Discovery Fund - Class R6	2,309,115	103,379,093
MFS New Discovery Value Fund - Class R6	5,462,438	117,005,428
MFS Research Fund - Class R6	10,189,276	583,743,633
MFS Value Fund - Class R6	11,537,045	599,349,510
		$ 2,989,143,287
Money Market Funds – 0.0%
MFS Institutional Money Market Portfolio, 0.03% (v)	3,392,010	$ 3,392,011
Total Investment Companies (Identified Cost, $4,441,276,873)		$7,130,467,237
Other Assets, Less Liabilities – 0.1%		5,341,580
Net Assets – 100.0%		$7,135,808,817
See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued
MFS Growth Allocation Fund
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 99.9%
Bond Funds – 19.0%
MFS Emerging Markets Debt Fund - Class R6	12,550,235	$ 187,249,509
MFS Emerging Markets Debt Local Currency Fund - Class R6	18,844,022	125,124,309
MFS Global Opportunistic Bond Fund - Class R6	13,447,512	126,003,183
MFS High Income Fund - Class R6	90,696,848	311,090,188
MFS Inflation-Adjusted Bond Fund - Class R6	27,549,031	314,609,930
MFS Total Return Bond Fund - Class R6	16,481,011	185,905,803
		$ 1,249,982,922
International Stock Funds – 19.8%
MFS Emerging Markets Equity Fund - Class R6	1,518,443	$ 66,310,385
MFS International Growth Fund - Class R6	7,013,533	322,131,545
MFS International Intrinsic Value Fund - Class R6	5,905,533	319,253,115
MFS International Large Cap Value Fund - Class R6	607,718	8,313,588
MFS International New Discovery Fund - Class R6	3,220,240	128,326,581
MFS Research International Fund - Class R6	19,126,852	458,853,171
		$ 1,303,188,385
Specialty Funds – 8.4%
MFS Commodity Strategy Fund - Class R6	43,895,458	$ 276,541,385
MFS Global Real Estate Fund - Class R6	13,531,572	272,255,235
		$ 548,796,620
U.S. Stock Funds – 52.6%
MFS Growth Fund - Class R6	4,107,171	$ 715,222,835
MFS Mid Cap Growth Fund - Class R6	18,318,889	563,305,823
MFS Mid Cap Value Fund - Class R6	19,500,637	620,120,246
MFS New Discovery Fund - Class R6	2,800,846	125,393,898
MFS New Discovery Value Fund - Class R6	6,576,608	140,870,952
MFS Research Fund - Class R6	9,416,350	539,462,696
MFS Value Fund - Class R6	14,402,129	748,190,584
		$ 3,452,567,034
Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 0.03% (v)	7,988,501	$ 7,988,501
Total Investment Companies (Identified Cost, $3,435,061,138)		$6,562,523,462
Other Assets, Less Liabilities – 0.1%		3,293,051
Net Assets – 100.0%		$6,565,816,513
See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued
MFS Aggressive Growth Allocation Fund
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
International Stock Funds – 30.0%
MFS Emerging Markets Equity Fund - Class R6	1,192,519	$ 52,077,304
MFS International Growth Fund - Class R6	4,399,010	202,046,529
MFS International Intrinsic Value Fund - Class R6	3,697,868	199,906,724
MFS International Large Cap Value Fund - Class R6	760,875	10,408,771
MFS International New Discovery Fund - Class R6	2,512,785	100,134,470
MFS Research International Fund - Class R6	8,511,781	204,197,637
		$ 768,771,435
Specialty Funds – 10.3%
MFS Commodity Strategy Fund - Class R6	21,179,846	$ 133,433,028
MFS Global Real Estate Fund - Class R6	6,475,377	130,284,596
		$ 263,717,624
U.S. Stock Funds – 59.6%
MFS Growth Fund - Class R6	1,851,798	$ 322,472,132
MFS Mid Cap Growth Fund - Class R6	7,896,187	242,807,745
MFS Mid Cap Value Fund - Class R6	8,228,677	261,671,911
MFS New Discovery Fund - Class R6	1,363,138	61,027,672
MFS New Discovery Value Fund - Class R6	3,103,951	66,486,628
MFS Research Fund - Class R6	4,075,250	233,471,086
MFS Value Fund - Class R6	6,518,044	338,612,396
		$ 1,526,549,570
Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 0.03% (v)	2,046,113	$ 2,046,113
Total Investment Companies (Identified Cost, $1,158,887,646)		$2,561,084,742
Other Assets, Less Liabilities – 0.0%		712,666
Net Assets – 100.0%		$2,561,797,408
Portfolio Footnotes:
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers were as follows:
Affiliated Issuers
MFS Conservative Allocation Fund	$4,176,237,414
MFS Moderate Allocation Fund	7,130,467,237
MFS Growth Allocation Fund	6,562,523,462
MFS Aggressive Growth Allocation Fund	2,561,084,742
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
See Notes to Financial Statements

Financial Statements
Statements of Assets and Liabilities
At 5/31/21
These statements represent each fund's balance sheet, which details the assets and liabilities comprising the total value of each fund.
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Assets
Investments in affiliated issuers, at value (identified cost, $3,041,143,577, $4,441,276,873, $3,435,061,138, and $1,158,887,646, respectively)	$4,176,237,414	$7,130,467,237	$6,562,523,462	$2,561,084,742
Receivables for
Investments sold	137,008	2,379,788	27,477	—
Fund shares sold	13,860,735	16,754,858	11,679,337	4,914,793
Receivable from investment adviser	—	—	50,562	—
Other assets	6,621	10,543	9,586	3,966
Total assets	$4,190,241,778	$7,149,612,426	$6,574,290,424	$2,566,003,501
Liabilities
Payables for
Investments purchased	$4,544,882	$4,654,675	$2,729,343	$1,450,352
Fund shares reacquired	3,739,954	7,348,975	3,804,130	1,755,441
Payable to affiliates
Administrator	—	—	—	66,046
Administrative services fee	238	238	238	238
Shareholder servicing costs	558,519	1,216,125	1,403,936	704,495
Distribution and service fees	172,736	309,890	279,250	106,015
Program manager fee	1,461	2,693	2,794	1,634
Payable for independent Trustees' compensation	53	14	11	14
Accrued expenses and other liabilities	206,229	270,999	254,209	121,858
Total liabilities	$9,224,072	$13,803,609	$8,473,911	$4,206,093
Net assets	$4,181,017,706	$7,135,808,817	$6,565,816,513	$2,561,797,408
Net assets consist of
Paid-in capital	$3,075,718,438	$4,439,085,061	$3,421,520,584	$1,158,885,283
Total distributable earnings (loss)	1,105,299,268	2,696,723,756	3,144,295,929	1,402,912,125
Net assets	$4,181,017,706	$7,135,808,817	$6,565,816,513	$2,561,797,408

Statements of Assets and Liabilities – continued
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net assets
Class A	$2,471,450,503	$4,687,031,285	$4,279,763,749	$1,386,555,368
Class B	45,913,344	116,059,052	109,513,512	40,146,998
Class C	484,043,063	721,780,607	638,016,435	264,940,406
Class I	519,687,692	476,797,875	434,119,191	241,143,940
Class R1	13,268,771	26,919,015	21,518,624	18,496,446
Class R2	54,728,293	128,654,417	142,618,663	65,485,269
Class R3	109,177,332	250,644,035	170,540,569	105,119,963
Class R4	269,195,693	334,079,734	360,878,934	200,635,354
Class 529A	178,144,308	331,376,415	349,865,501	215,339,123
Class 529B	3,515,226	6,551,499	8,866,660	2,517,721
Class 529C	31,893,481	55,914,883	50,114,675	21,416,820
Total net assets	$4,181,017,706	$7,135,808,817	$6,565,816,513	$2,561,797,408
Shares of beneficial interest outstanding
Class A	135,868,403	217,300,192	163,455,239	44,691,046
Class B	2,537,639	5,453,521	4,213,882	1,317,634
Class C	27,065,564	34,201,609	24,896,005	8,803,703
Class I	28,274,553	21,758,125	16,400,026	7,625,484
Class R1	758,748	1,307,748	859,986	624,854
Class R2	3,105,765	6,114,855	5,588,714	2,161,142
Class R3	6,057,189	11,724,049	6,576,154	3,417,433
Class R4	14,784,597	15,502,475	13,788,106	6,440,299
Class 529A	9,852,099	15,455,385	13,488,456	6,996,621
Class 529B	197,579	311,185	344,687	83,779
Class 529C	1,803,036	2,681,542	1,985,690	724,139
Total shares of beneficial interest outstanding	230,305,172	331,810,686	251,596,945	82,886,134
Class A shares
Net asset value per share (net assets / shares of beneficial interest outstanding)	$18.19	$21.57	$26.18	$31.03
Offering price per share (100 / 94.25 x net asset value per share)	$19.30	$22.89	$27.78	$32.92
Class B shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$18.09	$21.28	$25.99	$30.47
Class C shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$17.88	$21.10	$25.63	$30.09
Class I shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$18.38	$21.91	$26.47	$31.62
Class R1 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$17.49	$20.58	$25.02	$29.60
Class R2 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$17.62	$21.04	$25.52	$30.30
Class R3 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$18.02	$21.38	$25.93	$30.76

Statements of Assets and Liabilities – continued
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class R4 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$18.21	$21.55	$26.17	$31.15
Class 529A shares
Net asset value and redemption price per share (net assets / shares of beneficial interest outstanding)	$18.08	$21.44	$25.94	$30.78
Offering price per share (100 / 94.25 x net asset value per share)	$19.18	$22.75	$27.52	$32.66
Class 529B shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$17.79	$21.05	$25.72	$30.05
Class 529C shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$17.69	$20.85	$25.24	$29.58
On sales of $50,000 or more, the maximum offering price of Class A and Class 529A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares.
See Notes to Financial Statements

Financial Statements
Statements of Operations
Year ended 5/31/21
These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net investment income (loss)
Dividends from affiliated issuers	$67,616,726	$99,089,877	$76,187,255	$19,839,568
Other	394	708	648	259
Total investment income	$67,617,120	$99,090,585	$76,187,903	$19,839,827
Expenses
Distribution and service fees	$12,038,184	$21,926,675	$19,513,331	$7,199,952
Shareholder servicing costs	1,996,183	4,371,421	5,149,853	2,751,426
Program manager fees	103,988	178,093	183,145	103,917
Administrative services fee	17,500	17,500	17,500	17,500
Independent Trustees' compensation	46,514	86,699	83,242	36,235
Custodian fee	70,734	106,803	90,755	38,815
Shareholder communications	125,583	231,961	277,955	111,356
Audit and tax fees	38,536	39,164	39,034	38,246
Legal fees	26,232	43,652	39,214	15,457
Miscellaneous	390,699	449,140	365,067	211,128
Total expenses	$14,854,153	$27,451,108	$25,759,096	$10,524,032
Reduction of expenses by investment adviser and distributor	(30,474)	(53,716)	(324,056)	(366,603)
Net expenses	$14,823,679	$27,397,392	$25,435,040	$10,157,429
Net investment income (loss)	$52,793,441	$71,693,193	$50,752,863	$9,682,398
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$31,567,400	$112,458,927	$105,014,599	$36,563,065
Capital gain distributions from affiliated issuers	28,795,910	69,142,003	79,746,751	38,677,639
Net realized gain (loss)	$60,363,310	$181,600,930	$184,761,350	$75,240,704
Change in unrealized appreciation or depreciation
Affiliated issuers	$443,814,322	$1,083,299,198	$1,337,128,688	$620,917,423
Net realized and unrealized gain (loss)	$504,177,632	$1,264,900,128	$1,521,890,038	$696,158,127
Change in net assets from operations	$556,971,073	$1,336,593,321	$1,572,642,901	$705,840,525
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
Year ended 5/31/21	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets
From operations
Net investment income (loss)	$52,793,441	$71,693,193	$50,752,863	$9,682,398
Net realized gain (loss)	60,363,310	181,600,930	184,761,350	75,240,704
Net unrealized gain (loss)	443,814,322	1,083,299,198	1,337,128,688	620,917,423
Change in net assets from operations	$556,971,073	$1,336,593,321	$1,572,642,901	$705,840,525
Total distributions to shareholders	$(98,816,539)	$(225,919,978)	$(203,650,736)	$(78,809,924)
Change in net assets from fund share transactions	$702,375,361	$575,029,385	$254,795,759	$78,128,163
Total change in net assets	$1,160,529,895	$1,685,702,728	$1,623,787,924	$705,158,764
Net assets
At beginning of period	3,020,487,811	5,450,106,089	4,942,028,589	1,856,638,644
At end of period	$4,181,017,706	$7,135,808,817	$6,565,816,513	$2,561,797,408
Year ended 5/31/20	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets
From operations
Net investment income (loss)	$57,283,379	$91,191,798	$72,268,032	$20,211,603
Net realized gain (loss)	37,152,930	129,183,444	138,867,830	50,974,973
Net unrealized gain (loss)	101,115,745	153,967,564	83,019,624	35,666,386
Change in net assets from operations	$195,552,054	$374,342,806	$294,155,486	$106,852,962
Total distributions to shareholders	$(100,086,864)	$(247,398,416)	$(238,946,554)	$(88,421,193)
Change in net assets from fund share transactions	$83,099,843	$(76,719,905)	$23,596,701	$62,233,205
Total change in net assets	$178,565,033	$50,224,485	$78,805,633	$80,664,974
Net assets
At beginning of period	2,841,922,778	5,399,881,604	4,863,222,956	1,775,973,670
At end of period	$3,020,487,811	$5,450,106,089	$4,942,028,589	$1,856,638,644
See Notes to Financial Statements

Financial Statements
Financial Highlights
MFS CONSERVATIVE ALLOCATION FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$15.98	$15.45	$15.50	$15.43	$14.69
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.26	$0.33	$0.35	$0.32	$0.26(c)
Net realized and unrealized gain (loss)	2.43	0.75	0.31	0.43	0.85
Total from investment operations	$2.69	$1.08	$0.66	$0.75	$1.11
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.34)	$(0.35)	$(0.33)	$(0.26)
From net realized gain	(0.21)	(0.21)	(0.36)	(0.35)	(0.11)
Total distributions declared to shareholders	$(0.48)	$(0.55)	$(0.71)	$(0.68)	$(0.37)
Net asset value, end of period (x)	$18.19	$15.98	$15.45	$15.50	$15.43
Total return (%) (r)(s)(t)(x)	17.04	7.07	4.60	4.91	7.71(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.32	0.33	0.33	0.32	0.33(c)
Expenses after expense reductions (f)(h)	0.32	0.33	0.33	0.32	0.33(c)
Net investment income (loss) (l)	1.51	2.05	2.30	2.05	1.72(c)
Portfolio turnover	6	12	4	6	3
Net assets at end of period (000 omitted)	$2,471,451	$1,417,121	$1,294,553	$1,321,127	$1,330,751
See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
	Year ended
Class B	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$15.89	$15.35	$15.40	$15.33	$14.60
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.13	$0.21	$0.24	$0.20	$0.14(c)
Net realized and unrealized gain (loss)	2.42	0.76	0.30	0.43	0.85
Total from investment operations	$2.55	$0.97	$0.54	$0.63	$0.99
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.22)	$(0.23)	$(0.21)	$(0.15)
From net realized gain	(0.21)	(0.21)	(0.36)	(0.35)	(0.11)
Total distributions declared to shareholders	$(0.35)	$(0.43)	$(0.59)	$(0.56)	$(0.26)
Net asset value, end of period (x)	$18.09	$15.89	$15.35	$15.40	$15.33
Total return (%) (r)(s)(t)(x)	16.12	6.31	3.81	4.13	6.87(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.07	1.08	1.08	1.07	1.08(c)
Expenses after expense reductions (f)(h)	1.07	1.08	1.08	1.07	1.08(c)
Net investment income (loss) (l)	0.79	1.32	1.56	1.31	0.97(c)
Portfolio turnover	6	12	4	6	3
Net assets at end of period (000 omitted)	$45,913	$63,965	$93,839	$116,669	$137,431
	Year ended
Class C	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$15.71	$15.20	$15.25	$15.20	$14.47
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.14	$0.20	$0.23	$0.20	$0.14(c)
Net realized and unrealized gain (loss)	2.38	0.75	0.32	0.41	0.85
Total from investment operations	$2.52	$0.95	$0.55	$0.61	$0.99
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.23)	$(0.24)	$(0.21)	$(0.15)
From net realized gain	(0.21)	(0.21)	(0.36)	(0.35)	(0.11)
Total distributions declared to shareholders	$(0.35)	$(0.44)	$(0.60)	$(0.56)	$(0.26)
Net asset value, end of period (x)	$17.88	$15.71	$15.20	$15.25	$15.20
Total return (%) (r)(s)(t)(x)	16.15	6.24	3.88	4.05	6.94(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.07	1.08	1.08	1.07	1.08(c)
Expenses after expense reductions (f)(h)	1.07	1.08	1.08	1.07	1.08(c)
Net investment income (loss) (l)	0.80	1.30	1.55	1.31	0.97(c)
Portfolio turnover	6	12	4	6	3
Net assets at end of period (000 omitted)	$484,043	$542,274	$535,354	$571,300	$670,914
See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
	Year ended
Class I	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$16.14	$15.60	$15.64	$15.57	$14.82
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.31	$0.37	$0.40	$0.36	$0.29(c)
Net realized and unrealized gain (loss)	2.45	0.76	0.31	0.43	0.87
Total from investment operations	$2.76	$1.13	$0.71	$0.79	$1.16
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.38)	$(0.39)	$(0.37)	$(0.30)
From net realized gain	(0.21)	(0.21)	(0.36)	(0.35)	(0.11)
Total distributions declared to shareholders	$(0.52)	$(0.59)	$(0.75)	$(0.72)	$(0.41)
Net asset value, end of period (x)	$18.38	$16.14	$15.60	$15.64	$15.57
Total return (%) (r)(s)(t)(x)	17.32	7.34	4.89	5.13	7.99(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.07	0.08	0.08	0.07	0.08(c)
Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.79	2.30	2.58	2.32	1.92(c)
Portfolio turnover	6	12	4	6	3
Net assets at end of period (000 omitted)	$519,688	$400,869	$367,586	$358,866	$271,960
	Year ended
Class R1	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$15.38	$14.89	$14.96	$14.92	$14.21
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.13	$0.20	$0.23	$0.20	$0.14(c)
Net realized and unrealized gain (loss)	2.34	0.73	0.30	0.41	0.83
Total from investment operations	$2.47	$0.93	$0.53	$0.61	$0.97
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.23)	$(0.24)	$(0.22)	$(0.15)
From net realized gain	(0.21)	(0.21)	(0.36)	(0.35)	(0.11)
Total distributions declared to shareholders	$(0.36)	$(0.44)	$(0.60)	$(0.57)	$(0.26)
Net asset value, end of period (x)	$17.49	$15.38	$14.89	$14.96	$14.92
Total return (%) (r)(s)(t)(x)	16.18	6.27	3.83	4.08	6.93(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.07	1.08	1.08	1.07	1.08(c)
Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	0.78	1.31	1.53	1.31	0.97(c)
Portfolio turnover	6	12	4	6	3
Net assets at end of period (000 omitted)	$13,269	$11,468	$11,465	$12,794	$14,641
See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
	Year ended
Class R2	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$15.49	$14.99	$15.06	$15.02	$14.31
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.21	$0.28	$0.31	$0.28	$0.22(c)
Net realized and unrealized gain (loss)	2.36	0.74	0.30	0.40	0.82
Total from investment operations	$2.57	$1.02	$0.61	$0.68	$1.04
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.31)	$(0.32)	$(0.29)	$(0.22)
From net realized gain	(0.21)	(0.21)	(0.36)	(0.35)	(0.11)
Total distributions declared to shareholders	$(0.44)	$(0.52)	$(0.68)	$(0.64)	$(0.33)
Net asset value, end of period (x)	$17.62	$15.49	$14.99	$15.06	$15.02
Total return (%) (r)(s)(t)(x)	16.75	6.81	4.34	4.58	7.44(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.57	0.58	0.58	0.57	0.58(c)
Expenses after expense reductions (f)(h)	N/A	0.58	0.58	0.57	0.58(c)
Net investment income (loss) (l)	1.28	1.81	2.06	1.81	1.48(c)
Portfolio turnover	6	12	4	6	3
Net assets at end of period (000 omitted)	$54,728	$56,260	$64,220	$72,083	$85,187
	Year ended
Class R3	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$15.84	$15.31	$15.37	$15.31	$14.58
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.26	$0.32	$0.35	$0.32	$0.25(c)
Net realized and unrealized gain (loss)	2.40	0.76	0.30	0.42	0.85
Total from investment operations	$2.66	$1.08	$0.65	$0.74	$1.10
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.34)	$(0.35)	$(0.33)	$(0.26)
From net realized gain	(0.21)	(0.21)	(0.36)	(0.35)	(0.11)
Total distributions declared to shareholders	$(0.48)	$(0.55)	$(0.71)	$(0.68)	$(0.37)
Net asset value, end of period (x)	$18.02	$15.84	$15.31	$15.37	$15.31
Total return (%) (r)(s)(t)(x)	16.98	7.14	4.57	4.88	7.70(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.32	0.33	0.33	0.32	0.33(c)
Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A	0.33(c)
Net investment income (loss) (l)	1.53	2.06	2.33	2.05	1.71(c)
Portfolio turnover	6	12	4	6	3
Net assets at end of period (000 omitted)	$109,177	$95,119	$101,884	$112,696	$146,688
See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
	Year ended
Class R4	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$15.99	$15.46	$15.51	$15.44	$14.70
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.31	$0.36	$0.41	$0.37	$0.29(c)
Net realized and unrealized gain (loss)	2.43	0.76	0.29	0.42	0.86
Total from investment operations	$2.74	$1.12	$0.70	$0.79	$1.15
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.38)	$(0.39)	$(0.37)	$(0.30)
From net realized gain	(0.21)	(0.21)	(0.36)	(0.35)	(0.11)
Total distributions declared to shareholders	$(0.52)	$(0.59)	$(0.75)	$(0.72)	$(0.41)
Net asset value, end of period (x)	$18.21	$15.99	$15.46	$15.51	$15.44
Total return (%) (r)(s)(t)(x)	17.36	7.34	4.86	5.17	7.98(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.07	0.08	0.08	0.07	0.08(c)
Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.77	2.29	2.65	2.36	1.95(c)
Portfolio turnover	6	12	4	6	3
Net assets at end of period (000 omitted)	$269,196	$234,301	$179,833	$196,658	$135,695
	Year ended
Class 529A	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$15.89	$15.36	$15.41	$15.35	$14.62
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.26	$0.32	$0.34	$0.31	$0.25(c)
Net realized and unrealized gain (loss)	2.41	0.76	0.32	0.43	0.84
Total from investment operations	$2.67	$1.08	$0.66	$0.74	$1.09
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.34)	$(0.35)	$(0.33)	$(0.25)
From net realized gain	(0.21)	(0.21)	(0.36)	(0.35)	(0.11)
Total distributions declared to shareholders	$(0.48)	$(0.55)	$(0.71)	$(0.68)	$(0.36)
Net asset value, end of period (x)	$18.08	$15.89	$15.36	$15.41	$15.35
Total return (%) (r)(s)(t)(x)	16.95	7.08	4.60	4.83	7.65(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.37	0.38	0.38	0.40	0.43(c)
Expenses after expense reductions (f)(h)	0.36	0.36	0.37	0.36	0.37(c)
Net investment income (loss) (l)	1.49	2.02	2.26	2.03	1.66(c)
Portfolio turnover	6	12	4	6	3
Net assets at end of period (000 omitted)	$178,144	$153,384	$143,581	$132,290	$109,297
See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
	Year ended
Class 529B	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$15.64	$15.10	$15.16	$15.11	$14.39
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.25	$0.22	$0.22	$0.19	$0.13(c)
Net realized and unrealized gain (loss)	2.38	0.75	0.31	0.42	0.84
Total from investment operations	$2.63	$0.97	$0.53	$0.61	$0.97
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.22)	$(0.23)	$(0.21)	$(0.14)
From net realized gain	(0.21)	(0.21)	(0.36)	(0.35)	(0.11)
Total distributions declared to shareholders	$(0.48)	$(0.43)	$(0.59)	$(0.56)	$(0.25)
Net asset value, end of period (x)	$17.79	$15.64	$15.10	$15.16	$15.11
Total return (%) (r)(s)(t)(x)	16.96	6.46	3.79	4.04	6.87(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.37	0.97	1.13	1.15	1.18(c)
Expenses after expense reductions (f)(h)	0.36	0.97	1.12	1.11	1.12(c)
Net investment income (loss) (l)	1.51	1.43	1.49	1.27	0.90(c)
Portfolio turnover	6	12	4	6	3
Net assets at end of period (000 omitted)	$3,515	$4,301	$6,256	$7,414	$6,852
	Year ended
Class 529C	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$15.54	$15.04	$15.10	$15.06	$14.35
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.13	$0.20	$0.23	$0.19	$0.13(c)
Net realized and unrealized gain (loss)	2.36	0.73	0.30	0.41	0.84
Total from investment operations	$2.49	$0.93	$0.53	$0.60	$0.97
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.22)	$(0.23)	$(0.21)	$(0.15)
From net realized gain	(0.21)	(0.21)	(0.36)	(0.35)	(0.11)
Total distributions declared to shareholders	$(0.34)	$(0.43)	$(0.59)	$(0.56)	$(0.26)
Net asset value, end of period (x)	$17.69	$15.54	$15.04	$15.10	$15.06
Total return (%) (r)(s)(t)(x)	16.15	6.20	3.82	4.00	6.84(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.12	1.13	1.13	1.15	1.18(c)
Expenses after expense reductions (f)(h)	1.12	1.12	1.12	1.12	1.13(c)
Net investment income (loss) (l)	0.78	1.27	1.51	1.27	0.90(c)
Portfolio turnover	6	12	4	6	3
Net assets at end of period (000 omitted)	$31,893	$41,425	$43,352	$41,601	$47,113

See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$18.02	$17.56	$17.88	$17.37	$16.19
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.25	$0.33	$0.37	$0.34	$0.26(c)
Net realized and unrealized gain (loss)	4.04	0.97	0.30	0.96	1.37
Total from investment operations	$4.29	$1.30	$0.67	$1.30	$1.63
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.34)	$(0.37)	$(0.38)	$(0.24)
From net realized gain	(0.50)	(0.50)	(0.62)	(0.41)	(0.21)
Total distributions declared to shareholders	$(0.74)	$(0.84)	$(0.99)	$(0.79)	$(0.45)
Net asset value, end of period (x)	$21.57	$18.02	$17.56	$17.88	$17.37
Total return (%) (r)(s)(t)(x)	24.18	7.35	4.25	7.56	10.30(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	0.34	0.34	0.33	0.34(c)
Expenses after expense reductions (f)(h)	0.33	0.34	0.34	0.33	0.34(c)
Net investment income (loss) (l)	1.23	1.79	2.09	1.93	1.55(c)
Portfolio turnover	7	8	2	2	1
Net assets at end of period (000 omitted)	$4,687,031	$3,173,202	$3,038,919	$3,071,863	$3,077,471
	Year ended
Class B	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$17.79	$17.33	$17.65	$17.16	$16.01
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.10	$0.19	$0.24	$0.21	$0.13(c)
Net realized and unrealized gain (loss)	3.99	0.97	0.30	0.94	1.35
Total from investment operations	$4.09	$1.16	$0.54	$1.15	$1.48
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.20)	$(0.24)	$(0.25)	$(0.12)
From net realized gain	(0.50)	(0.50)	(0.62)	(0.41)	(0.21)
Total distributions declared to shareholders	$(0.60)	$(0.70)	$(0.86)	$(0.66)	$(0.33)
Net asset value, end of period (x)	$21.28	$17.79	$17.33	$17.65	$17.16
Total return (%) (r)(s)(t)(x)	23.24	6.57	3.49	6.75	9.43(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.09	1.09	1.08	1.09(c)
Expenses after expense reductions (f)(h)	1.08	1.09	1.09	1.08	1.09(c)
Net investment income (loss) (l)	0.50	1.05	1.36	1.19	0.80(c)
Portfolio turnover	7	8	2	2	1
Net assets at end of period (000 omitted)	$116,059	$149,969	$210,011	$256,958	$293,064
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND − continued
	Year ended
Class C	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$17.65	$17.21	$17.53	$17.05	$15.91
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.10	$0.18	$0.23	$0.21	$0.13(c)
Net realized and unrealized gain (loss)	3.95	0.97	0.31	0.93	1.34
Total from investment operations	$4.05	$1.15	$0.54	$1.14	$1.47
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.21)	$(0.24)	$(0.25)	$(0.12)
From net realized gain	(0.50)	(0.50)	(0.62)	(0.41)	(0.21)
Total distributions declared to shareholders	$(0.60)	$(0.71)	$(0.86)	$(0.66)	$(0.33)
Net asset value, end of period (x)	$21.10	$17.65	$17.21	$17.53	$17.05
Total return (%) (r)(s)(t)(x)	23.19	6.55	3.53	6.74	9.43(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.09	1.09	1.08	1.09(c)
Expenses after expense reductions (f)(h)	1.08	1.09	1.09	1.08	1.09(c)
Net investment income (loss) (l)	0.53	1.04	1.34	1.20	0.80(c)
Portfolio turnover	7	8	2	2	1
Net assets at end of period (000 omitted)	$721,781	$874,127	$917,199	$990,317	$1,181,728
	Year ended
Class I	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$18.29	$17.81	$18.12	$17.60	$16.40
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.30	$0.37	$0.42	$0.40	$0.29(c)
Net realized and unrealized gain (loss)	4.11	1.00	0.31	0.95	1.40
Total from investment operations	$4.41	$1.37	$0.73	$1.35	$1.69
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.39)	$(0.42)	$(0.42)	$(0.28)
From net realized gain	(0.50)	(0.50)	(0.62)	(0.41)	(0.21)
Total distributions declared to shareholders	$(0.79)	$(0.89)	$(1.04)	$(0.83)	$(0.49)
Net asset value, end of period (x)	$21.91	$18.29	$17.81	$18.12	$17.60
Total return (%) (r)(s)(t)(x)	24.49	7.62	4.51	7.78	10.56(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.09	0.09	0.08	0.09(c)
Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.50	2.04	2.35	2.21	1.74(c)
Portfolio turnover	7	8	2	2	1
Net assets at end of period (000 omitted)	$476,798	$310,815	$275,276	$266,965	$206,826
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND − continued
	Year ended
Class R1	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$17.23	$16.83	$17.17	$16.72	$15.60
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.09	$0.18	$0.23	$0.21	$0.13(c)
Net realized and unrealized gain (loss)	3.87	0.93	0.30	0.90	1.32
Total from investment operations	$3.96	$1.11	$0.53	$1.11	$1.45
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.21)	$(0.25)	$(0.25)	$(0.12)
From net realized gain	(0.50)	(0.50)	(0.62)	(0.41)	(0.21)
Total distributions declared to shareholders	$(0.61)	$(0.71)	$(0.87)	$(0.66)	$(0.33)
Net asset value, end of period (x)	$20.58	$17.23	$16.83	$17.17	$16.72
Total return (%) (r)(s)(t)(x)	23.25	6.49	3.53	6.71	9.50(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.08	1.09	1.09	1.08	1.09(c)
Expenses after expense reductions (f)(h)	N/A	1.09	1.09	N/A	N/A
Net investment income (loss) (l)	0.49	1.03	1.37	1.21	0.81(c)
Portfolio turnover	7	8	2	2	1
Net assets at end of period (000 omitted)	$26,919	$24,120	$26,171	$27,412	$31,037
	Year ended
Class R2	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$17.59	$17.16	$17.49	$17.01	$15.86
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.20	$0.27	$0.32	$0.30	$0.21(c)
Net realized and unrealized gain (loss)	3.95	0.96	0.30	0.92	1.35
Total from investment operations	$4.15	$1.23	$0.62	$1.22	$1.56
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.30)	$(0.33)	$(0.33)	$(0.20)
From net realized gain	(0.50)	(0.50)	(0.62)	(0.41)	(0.21)
Total distributions declared to shareholders	$(0.70)	$(0.80)	$(0.95)	$(0.74)	$(0.41)
Net asset value, end of period (x)	$21.04	$17.59	$17.16	$17.49	$17.01
Total return (%) (r)(s)(t)(x)	23.88	7.06	4.02	7.27	10.04(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.58	0.59	0.59	0.58	0.59(c)
Expenses after expense reductions (f)(h)	0.58	0.59	0.59	0.58	0.59(c)
Net investment income (loss) (l)	1.01	1.53	1.84	1.69	1.31(c)
Portfolio turnover	7	8	2	2	1
Net assets at end of period (000 omitted)	$128,654	$124,725	$136,699	$166,412	$191,974
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND − continued
	Year ended
Class R3	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$17.86	$17.41	$17.74	$17.24	$16.07
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.25	$0.33	$0.37	$0.35	$0.25(c)
Net realized and unrealized gain (loss)	4.01	0.96	0.29	0.94	1.37
Total from investment operations	$4.26	$1.29	$0.66	$1.29	$1.62
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.34)	$(0.37)	$(0.38)	$(0.24)
From net realized gain	(0.50)	(0.50)	(0.62)	(0.41)	(0.21)
Total distributions declared to shareholders	$(0.74)	$(0.84)	$(0.99)	$(0.79)	$(0.45)
Net asset value, end of period (x)	$21.38	$17.86	$17.41	$17.74	$17.24
Total return (%) (r)(s)(t)(x)	24.21	7.35	4.22	7.56	10.31(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.33	0.34	0.34	0.33	0.34(c)
Expenses after expense reductions (f)(h)	N/A	N/A	0.34	0.33	0.34(c)
Net investment income (loss) (l)	1.24	1.83	2.09	1.95	1.53(c)
Portfolio turnover	7	8	2	2	1
Net assets at end of period (000 omitted)	$250,644	$219,996	$270,597	$312,677	$344,821
	Year ended
Class R4	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$18.00	$17.54	$17.86	$17.36	$16.18
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.30	$0.37	$0.44	$0.39	$0.30(c)
Net realized and unrealized gain (loss)	4.04	0.98	0.28	0.94	1.37
Total from investment operations	$4.34	$1.35	$0.72	$1.33	$1.67
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.39)	$(0.42)	$(0.42)	$(0.28)
From net realized gain	(0.50)	(0.50)	(0.62)	(0.41)	(0.21)
Total distributions declared to shareholders	$(0.79)	$(0.89)	$(1.04)	$(0.83)	$(0.49)
Net asset value, end of period (x)	$21.55	$18.00	$17.54	$17.86	$17.36
Total return (%) (r)(s)(t)(x)	24.50	7.62	4.52	7.78	10.58(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.08	0.09	0.09	0.08	0.09(c)
Expenses after expense reductions (f)(h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.49	2.04	2.50	2.21	1.80(c)
Portfolio turnover	7	8	2	2	1
Net assets at end of period (000 omitted)	$334,080	$252,825	$210,597	$280,436	$264,589
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND − continued
	Year ended
Class 529A	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$17.92	$17.46	$17.79	$17.29	$16.11
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.24	$0.31	$0.36	$0.34	$0.25(c)
Net realized and unrealized gain (loss)	4.02	0.99	0.29	0.94	1.37
Total from investment operations	$4.26	$1.30	$0.65	$1.28	$1.62
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.34)	$(0.36)	$(0.37)	$(0.23)
From net realized gain	(0.50)	(0.50)	(0.62)	(0.41)	(0.21)
Total distributions declared to shareholders	$(0.74)	$(0.84)	$(0.98)	$(0.78)	$(0.44)
Net asset value, end of period (x)	$21.44	$17.92	$17.46	$17.79	$17.29
Total return (%) (r)(s)(t)(x)	24.09	7.34	4.18	7.50	10.31(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.38	0.39	0.39	0.41	0.44(c)
Expenses after expense reductions (f)(h)	0.38	0.38	0.38	0.37	0.38(c)
Net investment income (loss) (l)	1.19	1.74	2.05	1.89	1.50(c)
Portfolio turnover	7	8	2	2	1
Net assets at end of period (000 omitted)	$331,376	$248,006	$233,915	$230,464	$210,075
	Year ended
Class 529B	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$17.60	$17.14	$17.47	$16.99	$15.86
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.24	$0.19	$0.23	$0.20	$0.12(c)
Net realized and unrealized gain (loss)	3.94	0.97	0.29	0.93	1.34
Total from investment operations	$4.18	$1.16	$0.52	$1.13	$1.46
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.20)	$(0.23)	$(0.24)	$(0.12)
From net realized gain	(0.50)	(0.50)	(0.62)	(0.41)	(0.21)
Total distributions declared to shareholders	$(0.73)	$(0.70)	$(0.85)	$(0.65)	$(0.33)
Net asset value, end of period (x)	$21.05	$17.60	$17.14	$17.47	$16.99
Total return (%) (r)(s)(t)(x)	24.10	6.63	3.44	6.73	9.37(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.38	1.03	1.14	1.16	1.19(c)
Expenses after expense reductions (f)(h)	0.37	1.02	1.13	1.12	1.13(c)
Net investment income (loss) (l)	1.21	1.09	1.33	1.15	0.76(c)
Portfolio turnover	7	8	2	2	1
Net assets at end of period (000 omitted)	$6,551	$7,258	$8,882	$11,056	$14,214
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND − continued
	Year ended
Class 529C	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$17.44	$17.01	$17.35	$16.89	$15.76
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.10	$0.17	$0.22	$0.20	$0.12(c)
Net realized and unrealized gain (loss)	3.90	0.96	0.29	0.92	1.34
Total from investment operations	$4.00	$1.13	$0.51	$1.12	$1.46
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.20)	$(0.23)	$(0.25)	$(0.12)
From net realized gain	(0.50)	(0.50)	(0.62)	(0.41)	(0.21)
Total distributions declared to shareholders	$(0.59)	$(0.70)	$(0.85)	$(0.66)	$(0.33)
Net asset value, end of period (x)	$20.85	$17.44	$17.01	$17.35	$16.89
Total return (%) (r)(s)(t)(x)	23.19	6.52	3.43	6.67	9.48(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.13	1.14	1.14	1.16	1.19(c)
Expenses after expense reductions (f)(h)	1.13	1.14	1.13	1.13	1.13(c)
Net investment income (loss) (l)	0.49	0.99	1.32	1.15	0.74(c)
Portfolio turnover	7	8	2	2	1
Net assets at end of period (000 omitted)	$55,915	$65,063	$71,615	$75,337	$79,047
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$20.57	$20.26	$20.87	$19.84	$18.02
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.23	$0.33	$0.38	$0.36	$0.25(c)
Net realized and unrealized gain (loss)	6.25	1.03	0.21	1.66	2.09
Total from investment operations	$6.48	$1.36	$0.59	$2.02	$2.34
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.34)	$(0.39)	$(0.40)	$(0.22)
From net realized gain	(0.64)	(0.71)	(0.81)	(0.59)	(0.30)
Total distributions declared to shareholders	$(0.87)	$(1.05)	$(1.20)	$(0.99)	$(0.52)
Net asset value, end of period (x)	$26.18	$20.57	$20.26	$20.87	$19.84
Total return (%) (r)(s)(t)(x)	31.90	6.41	3.58	10.27	13.26(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.35	0.36	0.36	0.35	0.36(c)
Expenses after expense reductions (f)(h)	0.35	0.35	0.35	0.35	0.35(c)
Net investment income (loss) (l)	0.96	1.57	1.87	1.72	1.34(c)
Portfolio turnover	7	4	3	2	1
Net assets at end of period (000 omitted)	$4,279,764	$2,944,439	$2,852,131	$2,852,681	$2,758,650
	Year ended
Class B	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$20.39	$20.08	$20.65	$19.64	$17.83
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.05	$0.17	$0.23	$0.20	$0.11(c)
Net realized and unrealized gain (loss)	6.21	1.00	0.23	1.64	2.08
Total from investment operations	$6.26	$1.17	$0.46	$1.84	$2.19
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.15)	$(0.22)	$(0.24)	$(0.08)
From net realized gain	(0.64)	(0.71)	(0.81)	(0.59)	(0.30)
Total distributions declared to shareholders	$(0.66)	$(0.86)	$(1.03)	$(0.83)	$(0.38)
Net asset value, end of period (x)	$25.99	$20.39	$20.08	$20.65	$19.64
Total return (%) (r)(s)(t)(x)	30.98	5.56	2.85	9.42	12.43(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.10	1.11	1.11	1.10	1.11(c)
Expenses after expense reductions (f)(h)	1.10	1.10	1.10	1.10	1.10(c)
Net investment income (loss) (l)	0.23	0.83	1.13	0.98	0.58(c)
Portfolio turnover	7	4	3	2	1
Net assets at end of period (000 omitted)	$109,514	$126,962	$177,893	$214,832	$237,525
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND − continued
	Year ended
Class C	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$20.12	$19.85	$20.43	$19.44	$17.66
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.06	$0.17	$0.23	$0.20	$0.11(c)
Net realized and unrealized gain (loss)	6.12	0.99	0.22	1.62	2.05
Total from investment operations	$6.18	$1.16	$0.45	$1.82	$2.16
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.18)	$(0.22)	$(0.24)	$(0.08)
From net realized gain	(0.64)	(0.71)	(0.81)	(0.59)	(0.30)
Total distributions declared to shareholders	$(0.67)	$(0.89)	$(1.03)	$(0.83)	$(0.38)
Net asset value, end of period (x)	$25.63	$20.12	$19.85	$20.43	$19.44
Total return (%) (r)(s)(t)(x)	30.98	5.56	2.84	9.43	12.44(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.10	1.11	1.11	1.10	1.11(c)
Expenses after expense reductions (f)(h)	1.10	1.10	1.10	1.10	1.10(c)
Net investment income (loss) (l)	0.26	0.82	1.13	1.00	0.59(c)
Portfolio turnover	7	4	3	2	1
Net assets at end of period (000 omitted)	$638,016	$694,541	$714,230	$764,750	$934,658
	Year ended
Class I	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$20.78	$20.45	$21.06	$20.02	$18.17
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.29	$0.38	$0.44	$0.42	$0.29(c)
Net realized and unrealized gain (loss)	6.33	1.05	0.21	1.66	2.13
Total from investment operations	$6.62	$1.43	$0.65	$2.08	$2.42
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.39)	$(0.45)	$(0.45)	$(0.27)
From net realized gain	(0.64)	(0.71)	(0.81)	(0.59)	(0.30)
Total distributions declared to shareholders	$(0.93)	$(1.10)	$(1.26)	$(1.04)	$(0.57)
Net asset value, end of period (x)	$26.47	$20.78	$20.45	$21.06	$20.02
Total return (%) (r)(s)(t)(x)	32.24	6.69	3.84	10.50	13.61(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.10	0.11	0.11	0.10	0.11(c)
Expenses after expense reductions (f)(h)	0.10	0.10	0.10	N/A	0.10(c)
Net investment income (loss) (l)	1.23	1.80	2.13	1.99	1.53(c)
Portfolio turnover	7	4	3	2	1
Net assets at end of period (000 omitted)	$434,119	$294,213	$237,232	$195,227	$151,865
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND − continued
	Year ended
Class R1	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$19.69	$19.42	$20.02	$19.07	$17.32
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.05	$0.16	$0.23	$0.19	$0.11(c)
Net realized and unrealized gain (loss)	5.98	0.98	0.21	1.59	2.02
Total from investment operations	$6.03	$1.14	$0.44	$1.78	$2.13
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.16)	$(0.23)	$(0.24)	$(0.08)
From net realized gain	(0.64)	(0.71)	(0.81)	(0.59)	(0.30)
Total distributions declared to shareholders	$(0.70)	$(0.87)	$(1.04)	$(0.83)	$(0.38)
Net asset value, end of period (x)	$25.02	$19.69	$19.42	$20.02	$19.07
Total return (%) (r)(s)(t)(x)	30.91	5.59	2.85	9.40	12.48(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.10	1.11	1.11	1.10	1.11(c)
Expenses after expense reductions (f)(h)	1.10	1.10	1.10	N/A	1.10(c)
Net investment income (loss) (l)	0.21	0.82	1.18	0.96	0.60(c)
Portfolio turnover	7	4	3	2	1
Net assets at end of period (000 omitted)	$21,519	$19,543	$23,326	$30,764	$33,854
	Year ended
Class R2	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$20.06	$19.78	$20.39	$19.41	$17.63
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.17	$0.27	$0.33	$0.30	$0.20(c)
Net realized and unrealized gain (loss)	6.10	1.00	0.21	1.61	2.06
Total from investment operations	$6.27	$1.27	$0.54	$1.91	$2.26
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.28)	$(0.34)	$(0.34)	$(0.18)
From net realized gain	(0.64)	(0.71)	(0.81)	(0.59)	(0.30)
Total distributions declared to shareholders	$(0.81)	$(0.99)	$(1.15)	$(0.93)	$(0.48)
Net asset value, end of period (x)	$25.52	$20.06	$19.78	$20.39	$19.41
Total return (%) (r)(s)(t)(x)	31.62	6.12	3.34	9.94	13.03(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.60	0.61	0.61	0.60	0.61(c)
Expenses after expense reductions (f)(h)	0.60	0.60	0.60	0.60	0.60(c)
Net investment income (loss) (l)	0.72	1.30	1.64	1.46	1.10(c)
Portfolio turnover	7	4	3	2	1
Net assets at end of period (000 omitted)	$142,619	$123,459	$138,541	$160,632	$182,744
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND − continued
	Year ended
Class R3	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$20.37	$20.08	$20.69	$19.68	$17.87
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.23	$0.33	$0.39	$0.36	$0.25(c)
Net realized and unrealized gain (loss)	6.20	1.01	0.20	1.64	2.08
Total from investment operations	$6.43	$1.34	$0.59	$2.00	$2.33
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.34)	$(0.39)	$(0.40)	$(0.22)
From net realized gain	(0.64)	(0.71)	(0.81)	(0.59)	(0.30)
Total distributions declared to shareholders	$(0.87)	$(1.05)	$(1.20)	$(0.99)	$(0.52)
Net asset value, end of period (x)	$25.93	$20.37	$20.08	$20.69	$19.68
Total return (%) (r)(s)(t)(x)	31.94	6.35	3.59	10.25	13.32(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.35	0.36	0.36	0.35	0.36(c)
Expenses after expense reductions (f)(h)	0.35	0.35	0.35	0.35	0.35(c)
Net investment income (loss) (l)	0.98	1.59	1.90	1.75	1.34(c)
Portfolio turnover	7	4	3	2	1
Net assets at end of period (000 omitted)	$170,541	$147,888	$170,299	$202,407	$235,279
	Year ended
Class R4	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$20.55	$20.24	$20.86	$19.84	$18.01
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.29	$0.38	$0.44	$0.39	$0.29(c)
Net realized and unrealized gain (loss)	6.26	1.03	0.20	1.67	2.11
Total from investment operations	$6.55	$1.41	$0.64	$2.06	$2.40
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.39)	$(0.45)	$(0.45)	$(0.27)
From net realized gain	(0.64)	(0.71)	(0.81)	(0.59)	(0.30)
Total distributions declared to shareholders	$(0.93)	$(1.10)	$(1.26)	$(1.04)	$(0.57)
Net asset value, end of period (x)	$26.17	$20.55	$20.24	$20.86	$19.84
Total return (%) (r)(s)(t)(x)	32.26	6.66	3.83	10.50	13.62(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.11	0.11	0.11	0.10	0.11(c)
Expenses after expense reductions (f)(h)	0.10	0.10	0.10	N/A	0.10(c)
Net investment income (loss) (l)	1.23	1.81	2.16	1.90	1.55(c)
Portfolio turnover	7	4	3	2	1
Net assets at end of period (000 omitted)	$360,879	$264,076	$232,530	$230,032	$243,760
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND − continued
	Year ended
Class 529A	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$20.38	$20.09	$20.70	$19.70	$17.89
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.22	$0.32	$0.37	$0.34	$0.24(c)
Net realized and unrealized gain (loss)	6.20	1.01	0.22	1.65	2.09
Total from investment operations	$6.42	$1.33	$0.59	$1.99	$2.33
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.33)	$(0.39)	$(0.40)	$(0.22)
From net realized gain	(0.64)	(0.71)	(0.81)	(0.59)	(0.30)
Total distributions declared to shareholders	$(0.86)	$(1.04)	$(1.20)	$(0.99)	$(0.52)
Net asset value, end of period (x)	$25.94	$20.38	$20.09	$20.70	$19.70
Total return (%) (r)(s)(t)(x)	31.90	6.33	3.57	10.17	13.27(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.41	0.41	0.42	0.46(c)
Expenses after expense reductions (f)(h)	0.39	0.39	0.39	0.39	0.39(c)
Net investment income (loss) (l)	0.92	1.53	1.83	1.68	1.28(c)
Portfolio turnover	7	4	3	2	1
Net assets at end of period (000 omitted)	$349,866	$261,099	$244,869	$236,768	$211,825
	Year ended
Class 529B	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$20.15	$19.86	$20.45	$19.46	$17.67
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.12	$0.16	$0.21	$0.19	$0.10(c)
Net realized and unrealized gain (loss)	6.13	0.99	0.23	1.63	2.05
Total from investment operations	$6.25	$1.15	$0.44	$1.82	$2.15
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.15)	$(0.22)	$(0.24)	$(0.06)
From net realized gain	(0.64)	(0.71)	(0.81)	(0.59)	(0.30)
Total distributions declared to shareholders	$(0.68)	$(0.86)	$(1.03)	$(0.83)	$(0.36)
Net asset value, end of period (x)	$25.72	$20.15	$19.86	$20.45	$19.46
Total return (%) (r)(s)(t)(x)	31.29	5.52	2.77	9.40	12.36(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.84	1.16	1.16	1.18	1.21(c)
Expenses after expense reductions (f)(h)	0.82	1.15	1.15	1.15	1.15(c)
Net investment income (loss) (l)	0.50	0.78	1.07	0.93	0.53(c)
Portfolio turnover	7	4	3	2	1
Net assets at end of period (000 omitted)	$8,867	$8,702	$10,820	$11,943	$12,439
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND − continued
	Year ended
Class 529C	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$19.82	$19.56	$20.16	$19.21	$17.46
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.05	$0.16	$0.21	$0.19	$0.10(c)
Net realized and unrealized gain (loss)	6.02	0.98	0.21	1.60	2.03
Total from investment operations	$6.07	$1.14	$0.42	$1.79	$2.13
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.17)	$(0.21)	$(0.25)	$(0.08)
From net realized gain	(0.64)	(0.71)	(0.81)	(0.59)	(0.30)
Total distributions declared to shareholders	$(0.65)	$(0.88)	$(1.02)	$(0.84)	$(0.38)
Net asset value, end of period (x)	$25.24	$19.82	$19.56	$20.16	$19.21
Total return (%) (r)(s)(t)(x)	30.92	5.57	2.74	9.37	12.38(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.16	1.16	1.17	1.21(c)
Expenses after expense reductions (f)(h)	1.14	1.14	1.14	1.14	1.15(c)
Net investment income (loss) (l)	0.23	0.79	1.08	0.94	0.53(c)
Portfolio turnover	7	4	3	2	1
Net assets at end of period (000 omitted)	$50,115	$57,107	$61,352	$70,345	$74,292
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$23.23	$22.94	$23.63	$21.80	$19.47
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.14	$0.28	$0.34	$0.30	$0.20(c)
Net realized and unrealized gain (loss)	8.66	1.18	0.16	2.47	2.70
Total from investment operations	$8.80	$1.46	$0.50	$2.77	$2.90
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.29)	$(0.34)	$(0.32)	$(0.20)
From net realized gain	(0.85)	(0.88)	(0.85)	(0.62)	(0.37)
Total distributions declared to shareholders	$(1.00)	$(1.17)	$(1.19)	$(0.94)	$(0.57)
Net asset value, end of period (x)	$31.03	$23.23	$22.94	$23.63	$21.80
Total return (%) (r)(s)(t)(x)	38.35	5.97	2.82	12.82	15.22(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.41	0.40	0.39	0.40(c)
Expenses after expense reductions (f)(h)	0.38	0.38	0.38	0.38	0.38(c)
Net investment income (loss) (l)	0.50	1.18	1.47	1.30	0.99(c)
Portfolio turnover	7	6	5	2	2
Net assets at end of period (000 omitted)	$1,386,555	$928,555	$869,146	$859,070	$778,995
	Year ended
Class B	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$22.88	$22.60	$23.26	$21.46	$19.16
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.06)	$0.10	$0.17	$0.13	$0.05(c)
Net realized and unrealized gain (loss)	8.50	1.15	0.17	2.43	2.66
Total from investment operations	$8.44	$1.25	$0.34	$2.56	$2.71
Less distributions declared to shareholders
From net investment income	$—	$(0.09)	$(0.15)	$(0.14)	$(0.04)
From net realized gain	(0.85)	(0.88)	(0.85)	(0.62)	(0.37)
Total distributions declared to shareholders	$(0.85)	$(0.97)	$(1.00)	$(0.76)	$(0.41)
Net asset value, end of period (x)	$30.47	$22.88	$22.60	$23.26	$21.46
Total return (%) (r)(s)(t)(x)	37.30	5.18	2.03	12.02	14.39(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.15	1.16	1.15	1.14	1.15(c)
Expenses after expense reductions (f)(h)	1.13	1.13	1.13	1.13	1.13(c)
Net investment income (loss) (l)	(0.22)	0.44	0.73	0.57	0.23(c)
Portfolio turnover	7	6	5	2	2
Net assets at end of period (000 omitted)	$40,147	$41,016	$52,512	$61,264	$65,287
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND − continued
	Year ended
Class C	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$22.61	$22.36	$23.02	$21.26	$18.99
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.05)	$0.09	$0.16	$0.13	$0.05(c)
Net realized and unrealized gain (loss)	8.38	1.15	0.18	2.40	2.64
Total from investment operations	$8.33	$1.24	$0.34	$2.53	$2.69
Less distributions declared to shareholders
From net investment income	$—	$(0.11)	$(0.15)	$(0.15)	$(0.05)
From net realized gain	(0.85)	(0.88)	(0.85)	(0.62)	(0.37)
Total distributions declared to shareholders	$(0.85)	$(0.99)	$(1.00)	$(0.77)	$(0.42)
Net asset value, end of period (x)	$30.09	$22.61	$22.36	$23.02	$21.26
Total return (%) (r)(s)(t)(x)	37.26	5.20	2.04	11.97	14.42(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.16	1.15	1.14	1.15(c)
Expenses after expense reductions (f)(h)	1.13	1.13	1.13	1.13	1.13(c)
Net investment income (loss) (l)	(0.20)	0.41	0.72	0.58	0.24(c)
Portfolio turnover	7	6	5	2	2
Net assets at end of period (000 omitted)	$264,940	$234,144	$221,719	$227,357	$274,450
	Year ended
Class I	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$23.65	$23.33	$24.02	$22.14	$19.77
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.22	$0.35	$0.39	$0.37	$0.25(c)
Net realized and unrealized gain (loss)	8.80	1.20	0.17	2.51	2.74
Total from investment operations	$9.02	$1.55	$0.56	$2.88	$2.99
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.35)	$(0.40)	$(0.38)	$(0.25)
From net realized gain	(0.85)	(0.88)	(0.85)	(0.62)	(0.37)
Total distributions declared to shareholders	$(1.05)	$(1.23)	$(1.25)	$(1.00)	$(0.62)
Net asset value, end of period (x)	$31.62	$23.65	$23.33	$24.02	$22.14
Total return (%) (r)(s)(t)(x)	38.67	6.24	3.05	13.11	15.49(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.15	0.16	0.15	0.14	0.15(c)
Expenses after expense reductions (f)(h)	0.13	0.13	0.13	0.13	0.13(c)
Net investment income (loss) (l)	0.78	1.46	1.67	1.58	1.19(c)
Portfolio turnover	7	6	5	2	2
Net assets at end of period (000 omitted)	$241,144	$178,491	$167,527	$142,897	$112,479
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND − continued
	Year ended
Class R1	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$22.25	$22.00	$22.69	$20.97	$18.74
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.06)	$0.09	$0.15	$0.12	$0.05(c)
Net realized and unrealized gain (loss)	8.26	1.13	0.18	2.37	2.60
Total from investment operations	$8.20	$1.22	$0.33	$2.49	$2.65
Less distributions declared to shareholders
From net investment income	$—	$(0.09)	$(0.17)	$(0.15)	$(0.05)
From net realized gain	(0.85)	(0.88)	(0.85)	(0.62)	(0.37)
Total distributions declared to shareholders	$(0.85)	$(0.97)	$(1.02)	$(0.77)	$(0.42)
Net asset value, end of period (x)	$29.60	$22.25	$22.00	$22.69	$20.97
Total return (%) (r)(s)(t)(x)	37.28	5.21	2.03	11.94	14.42(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.14	1.16	1.15	1.14	1.15(c)
Expenses after expense reductions (f)(h)	1.13	1.13	1.13	1.13	1.13(c)
Net investment income (loss) (l)	(0.24)	0.40	0.69	0.53	0.27(c)
Portfolio turnover	7	6	5	2	2
Net assets at end of period (000 omitted)	$18,496	$14,484	$17,093	$17,228	$16,835
	Year ended
Class R2	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$22.71	$22.44	$23.13	$21.36	$19.08
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.07	$0.21	$0.28	$0.25	$0.15(c)
Net realized and unrealized gain (loss)	8.44	1.16	0.16	2.40	2.64
Total from investment operations	$8.51	$1.37	$0.44	$2.65	$2.79
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.22)	$(0.28)	$(0.26)	$(0.14)
From net realized gain	(0.85)	(0.88)	(0.85)	(0.62)	(0.37)
Total distributions declared to shareholders	$(0.92)	$(1.10)	$(1.13)	$(0.88)	$(0.51)
Net asset value, end of period (x)	$30.30	$22.71	$22.44	$23.13	$21.36
Total return (%) (r)(s)(t)(x)	37.93	5.73	2.56	12.50	14.96(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.65	0.66	0.65	0.64	0.65(c)
Expenses after expense reductions (f)(h)	0.63	0.63	0.63	0.63	0.63(c)
Net investment income (loss) (l)	0.27	0.91	1.23	1.09	0.76(c)
Portfolio turnover	7	6	5	2	2
Net assets at end of period (000 omitted)	$65,485	$55,453	$63,038	$70,426	$77,558
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND − continued
	Year ended
Class R3	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$23.04	$22.75	$23.44	$21.63	$19.31
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.15	$0.29	$0.34	$0.30	$0.19(c)
Net realized and unrealized gain (loss)	8.56	1.17	0.15	2.45	2.69
Total from investment operations	$8.71	$1.46	$0.49	$2.75	$2.88
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.29)	$(0.33)	$(0.32)	$(0.19)
From net realized gain	(0.85)	(0.88)	(0.85)	(0.62)	(0.37)
Total distributions declared to shareholders	$(0.99)	$(1.17)	$(1.18)	$(0.94)	$(0.56)
Net asset value, end of period (x)	$30.76	$23.04	$22.75	$23.44	$21.63
Total return (%) (r)(s)(t)(x)	38.28	6.00	2.78	12.82	15.28(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.40	0.41	0.40	0.39	0.40(c)
Expenses after expense reductions (f)(h)	0.38	0.38	0.38	0.38	0.38(c)
Net investment income (loss) (l)	0.54	1.20	1.48	1.33	0.94(c)
Portfolio turnover	7	6	5	2	2
Net assets at end of period (000 omitted)	$105,120	$87,315	$97,866	$137,905	$142,459
	Year ended
Class R4	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$23.32	$23.01	$23.71	$21.87	$19.53
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.21	$0.34	$0.39	$0.35	$0.25(c)
Net realized and unrealized gain (loss)	8.67	1.20	0.16	2.49	2.71
Total from investment operations	$8.88	$1.54	$0.55	$2.84	$2.96
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.35)	$(0.40)	$(0.38)	$(0.25)
From net realized gain	(0.85)	(0.88)	(0.85)	(0.62)	(0.37)
Total distributions declared to shareholders	$(1.05)	$(1.23)	$(1.25)	$(1.00)	$(0.62)
Net asset value, end of period (x)	$31.15	$23.32	$23.01	$23.71	$21.87
Total return (%) (r)(s)(t)(x)	38.61	6.29	3.05	13.09	15.53(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.15	0.16	0.15	0.14	0.15(c)
Expenses after expense reductions (f)(h)	0.13	0.13	0.13	0.13	0.13(c)
Net investment income (loss) (l)	0.77	1.44	1.69	1.53	1.23(c)
Portfolio turnover	7	6	5	2	2
Net assets at end of period (000 omitted)	$200,635	$137,680	$109,384	$91,311	$72,011
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND − continued
	Year ended
Class 529A	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$23.05	$22.77	$23.47	$21.66	$19.34
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.13	$0.27	$0.33	$0.29	$0.19(c)
Net realized and unrealized gain (loss)	8.58	1.17	0.15	2.45	2.69
Total from investment operations	$8.71	$1.44	$0.48	$2.74	$2.88
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.28)	$(0.33)	$(0.31)	$(0.19)
From net realized gain	(0.85)	(0.88)	(0.85)	(0.62)	(0.37)
Total distributions declared to shareholders	$(0.98)	$(1.16)	$(1.18)	$(0.93)	$(0.56)
Net asset value, end of period (x)	$30.78	$23.05	$22.77	$23.47	$21.66
Total return (%) (r)(s)(t)(x)	38.29	5.93	2.75	12.78	15.23(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.45	0.46	0.45	0.46	0.50(c)
Expenses after expense reductions (f)(h)	0.42	0.42	0.42	0.42	0.42(c)
Net investment income (loss) (l)	0.47	1.14	1.44	1.26	0.93(c)
Portfolio turnover	7	6	5	2	2
Net assets at end of period (000 omitted)	$215,339	$154,654	$145,819	$146,874	$129,294
	Year ended
Class 529B	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$22.59	$22.31	$22.98	$21.22	$18.94
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.07)	$0.09	$0.16	$0.11	$0.04(c)
Net realized and unrealized gain (loss)	8.38	1.13	0.17	2.40	2.62
Total from investment operations	$8.31	$1.22	$0.33	$2.51	$2.66
Less distributions declared to shareholders
From net investment income	$—	$(0.06)	$(0.15)	$(0.13)	$(0.01)
From net realized gain	(0.85)	(0.88)	(0.85)	(0.62)	(0.37)
Total distributions declared to shareholders	$(0.85)	$(0.94)	$(1.00)	$(0.75)	$(0.38)
Net asset value, end of period (x)	$30.05	$22.59	$22.31	$22.98	$21.22
Total return (%) (r)(s)(t)(x)	37.20	5.15	2.00	11.92	14.29(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.20	1.21	1.20	1.21	1.25(c)
Expenses after expense reductions (f)(h)	1.18	1.18	1.18	1.18	1.18(c)
Net investment income (loss) (l)	(0.26)	0.40	0.72	0.49	0.18(c)
Portfolio turnover	7	6	5	2	2
Net assets at end of period (000 omitted)	$2,518	$2,924	$4,253	$5,021	$5,357
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND − continued
	Year ended
Class 529C	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$22.24	$22.00	$22.68	$20.97	$18.73
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$(0.06)	$0.09	$0.16	$0.12	$0.04(c)
Net realized and unrealized gain (loss)	8.25	1.13	0.16	2.36	2.60
Total from investment operations	$8.19	$1.22	$0.32	$2.48	$2.64
Less distributions declared to shareholders
From net investment income	$—	$(0.10)	$(0.15)	$(0.15)	$(0.03)
From net realized gain	(0.85)	(0.88)	(0.85)	(0.62)	(0.37)
Total distributions declared to shareholders	$(0.85)	$(0.98)	$(1.00)	$(0.77)	$(0.40)
Net asset value, end of period (x)	$29.58	$22.24	$22.00	$22.68	$20.97
Total return (%) (r)(s)(t)(x)	37.25	5.17	1.99	11.90	14.37(c)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.20	1.21	1.20	1.21	1.25(c)
Expenses after expense reductions (f)(h)	1.17	1.17	1.17	1.17	1.17(c)
Net investment income (loss) (l)	(0.22)	0.40	0.72	0.55	0.19(c)
Portfolio turnover	7	6	5	2	2
Net assets at end of period (000 omitted)	$21,417	$21,923	$27,617	$31,322	$34,237
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1)  Business and Organization
MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the funds) are each a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Each fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which each fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on each fund's accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing

Notes to Financial Statements  - continued
service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of each fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Investments in certain underlying funds may be categorized as level 2 where the net asset value per share of an underlying fund was adjusted to reflect security valuations in foreign markets open on May 31, 2021, which was a U.S. market holiday. Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2021 in valuing each fund's assets or liabilities:
	Level 1	Level 2	Level 3	Total
MFS Conservative Allocation Fund
Financial Instruments
Mutual Funds	$3,076,012,778	$1,100,224,636	$—	$4,176,237,414
MFS Moderate Allocation Fund
Financial Instruments
Mutual Funds	$4,468,889,528	$2,661,577,709	$—	$7,130,467,237
MFS Growth Allocation Fund
Financial Instruments
Mutual Funds	$3,386,783,155	$3,175,740,307	$—	$6,562,523,462

Notes to Financial Statements  - continued
	Level 1	Level 2	Level 3	Total
MFS Aggressive Growth Allocation Fund
Financial Instruments
Mutual Funds	$1,028,917,557	$1,532,167,185	$—	$2,561,084,742
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.
Derivatives — None of the funds invest in derivatives directly. Each fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
Indemnifications — Under each fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by each fund is affected by the timing of the declaration of distributions by the underlying funds in which each fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Each fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.
Tax Matters and Distributions — Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
Year ended 5/31/21	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$60,635,735	$86,057,133	$50,002,396	$11,104,503
Long-term capital gains	38,180,804	139,862,845	153,648,340	67,705,421
Total distributions	$98,816,539	$225,919,978	$203,650,736	$78,809,924
Year ended 5/31/20	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$66,046,949	$113,934,440	$88,944,802	$24,821,522
Long-term capital gains	34,039,915	133,463,976	150,001,752	63,599,671
Total distributions	$100,086,864	$247,398,416	$238,946,554	$88,421,193

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/21	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Cost of investments	$3,116,222,130	$4,544,090,769	$3,535,875,739	$1,198,967,296
Gross appreciation	1,060,015,284	2,590,241,070	3,035,939,705	1,362,117,446
Gross depreciation	—	(3,864,602)	(9,291,982)	—
Net unrealized appreciation (depreciation)	$1,060,015,284	$2,586,376,468	$3,026,647,723	$1,362,117,446
Undistributed ordinary income	17,375,694	32,813,480	18,105,929	5,991,406
Undistributed long-term capital gain	27,908,290	77,533,808	99,542,277	37,570,202
Late year ordinary loss deferral	—	—	—	(2,766,929)
Total distributable earnings (loss)	$1,105,299,268	$2,696,723,756	$3,144,295,929	$1,402,912,125
Multiple Classes of Shares of Beneficial Interest — Each fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. Each fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Class 529B and Class 529C shares will convert to Class 529A shares approximately eight years after purchase. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year Ended 5/31/21	Year Ended 5/31/20	Year Ended 5/31/21	Year Ended 5/31/20	Year Ended 5/31/21	Year Ended 5/31/20	Year Ended 5/31/21	Year Ended 5/31/20
Class A	$54,722,059	$47,576,968	$145,402,158	$145,270,997	$131,401,659	$145,230,645	$41,124,494	$44,373,842
Class B	1,084,398	2,168,533	3,989,700	7,035,610	3,226,849	6,304,726	1,261,974	1,963,075
Class C	10,000,935	15,108,015	22,532,119	35,745,540	17,806,427	30,264,583	7,601,984	9,500,453
Class I	15,137,935	14,978,296	15,927,837	14,370,339	14,981,594	13,363,611	9,053,819	9,520,553
Class R1	266,691	358,308	807,113	1,027,258	593,487	883,981	515,458	625,251
Class R2	1,439,026	2,102,707	4,520,696	5,813,812	4,602,473	6,163,426	2,054,391	2,801,149
Class R3	2,964,928	3,623,914	8,602,082	12,752,047	5,945,631	8,199,347	3,567,584	4,665,815
Class R4	7,699,153	7,544,576	11,501,005	11,296,581	12,276,669	12,830,557	6,293,052	6,394,276
Class 529A	4,675,914	5,240,037	10,777,610	11,039,208	11,123,652	12,655,147	6,614,057	7,307,911
Class 529B	111,263	149,646	258,759	298,340	251,071	403,450	85,310	145,860
Class 529C	714,237	1,235,864	1,600,899	2,748,684	1,441,224	2,647,081	637,801	1,123,008
Total	$98,816,539	$100,086,864	$225,919,978	$247,398,416	$203,650,736	$238,946,554	$78,809,924	$88,421,193
(3)  Transactions with Affiliates
Investment Adviser — Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.
For MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, and MFS Growth Allocation Fund, the investment adviser has agreed in writing to pay a portion of each fund’s operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed 0.10% annually of each fund’s average daily net assets. These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until September 30, 2022. For the year ended May 31, 2021, this reduction amounted to $268,810 for the MFS Growth Allocation Fund, and is included in the reduction of total expenses in the Statements of Operations. For the year ended May 31, 2021, actual operating expenses for the MFS Conservative Allocation Fund and for the MFS Moderate Allocation Fund did not exceed the limit and therefore, the investment adviser did not pay any portion of the funds’ expenses related to these agreements.
The investment adviser has agreed in writing to pay a portion of the MFS Aggressive Growth Allocation Fund’s operating expenses, excluding distribution and service fees, program manager fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other

Notes to Financial Statements  - continued
similar investment vehicles, such that operating expenses do not exceed 0.13% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2022. For the year ended May 31, 2021, this reduction amounted to $335,550 and is included in the reduction of total expenses in the Statements of Operations.
In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Accordingly, the expense ratio for each fund reflects only those fees and expenses borne directly by each fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended May 31, 2021, as its portion of the initial sales charge on sales of Class A and Class 529A shares of each fund:
	Class A	Class 529A
MFS Conservative Allocation Fund	$534,946	$43,622
MFS Moderate Allocation Fund	892,330	112,630
MFS Growth Allocation Fund	1,076,707	172,266
MFS Aggressive Growth Allocation Fund	482,907	145,162
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
Each fund's distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Class A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$4,886,459
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	9,764,147
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	8,972,284
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	2,849,642
	Class B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$555,817
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	1,351,433
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	1,193,997
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	414,076
	Class C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$5,128,711
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	7,988,305
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	6,703,705
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,519,473
	Class R1
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$124,846
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	256,604
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	200,164
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	162,135

Notes to Financial Statements  - continued
	Class R2
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$276,442
MFS Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	634,892
MFS Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	673,555
MFS Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	304,690
	Class R3
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$263,979
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	584,955
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	404,639
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	245,748
	Class 529A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.24%	$415,994
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.24%	720,685
MFS Growth Allocation Fund	—	0.25%	0.25%	0.24%	756,562
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.24%	458,202
	Class 529B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	0.23%	$9,665
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	0.24%	17,099
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	0.67%	60,239
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	27,412
	Class 529C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	0.99%	$376,271
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	0.99%	608,555
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	0.99%	548,186
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	0.99%	218,574

Notes to Financial Statements  - continued
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Total Distribution and Service Fees	$12,038,184	$21,926,675	$19,513,331	$7,199,952
(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2021, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$4,254	$21,103	$17,173	$8,376
Class B	220	608	674	370
Class C	511	1,174	1,927	489
Class R2	—	306	254	—
Class 529A	21,907	26,462	29,489	19,682
Class 529B	501	361	567	93
Class 529C	3,081	3,702	5,162	2,043
  For the MFS Conservative Allocation Fund and the MFS Moderate Allocation Fund, for the year ended May 31, 2021, the 0.75% distribution fee was not imposed for Class 529B shares of each fund due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341. For the MFS Growth Allocation Fund, for the period from January 1, 2021 through May 31, 2021, the 0.75% distribution fee was not imposed for Class 529B shares of the fund due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2021, were as follows:
CDSC Imposed	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$52,840	$46,824	$24,189	$12,231
Class B	30,309	56,539	69,450	32,499
Class C	52,072	72,143	82,445	50,072
Class 529B	1	—	1,657	3,373
Class 529C	1,735	471	624	430
During the year ended May 31, 2021, to meet the requirements of FINRA Rule 2341, MFD returned $224, $548, and $342 of the CDSC collected for Class 529B of the MFS Conservative Allocation Fund, the MFS Moderate Allocation Fund, and the MFS Growth Allocation Fund, respectively, which had the effect of further reducing the annual effective distribution fee rates for this class by 0.006%, 0.008%, and 0.004%, respectively.
Each fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in each fund’s 529 share classes is made. Each fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2021, were as follows:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class 529A	$83,199	$144,137	$151,313	$91,621
Class 529B	1,978	3,530	4,424	1,370
Class 529C	18,811	30,426	27,408	10,926
Total Program Manager Fees	$103,988	$178,093	$183,145	$103,917
Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides shareholder services and transfer agent services to the funds. Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds' transfer agent-related expenses, including out-of-pocket and

Notes to Financial Statements  - continued
sub-accounting fees, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended May 31, 2021, shareholder servicing expenses incurred by the funds, including out-of-pocket expenses, are disclosed in the Statements of Operations.
Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2021 was equivalent to the following annual effective rates of each fund's average daily net assets:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Percentage of average daily net assets	0.0005%	0.0003%	0.0003%	0.0008%
Trustees’ and Officers’ Compensation — Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Each fund does not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to each fund. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.
Other — Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended May 31, 2021, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated to the following:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Purchases	$798,326,652	$729,336,177	$430,727,130	$156,638,134
Sales	$221,594,305	$413,913,353	$405,266,576	$168,657,116
(5)  Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	MFS Conservative Allocation Fund				MFS Moderate Allocation Fund
	Year ended 5/31/21		Year ended 5/31/20		Year ended 5/31/21		Year ended 5/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	83,677,557	$1,446,475,605	17,767,890	$280,516,970	78,665,459	$1,579,624,726	22,364,662	$401,359,896
Class B	190,001	3,233,488	184,283	2,860,968	115,401	2,268,421	169,946	3,018,628
Class C	6,327,886	107,713,290	6,015,830	93,916,198	5,321,324	104,563,792	6,356,099	112,813,206
Class I	13,450,176	234,644,981	10,661,179	166,144,995	9,355,564	188,024,948	6,132,421	112,261,977
Class R1	152,930	2,539,194	246,476	3,765,576	159,837	3,057,094	185,486	3,177,286
Class R2	813,319	13,491,579	880,783	13,535,427	805,670	15,692,528	868,578	15,458,949
Class R3	1,877,564	31,954,032	1,809,702	28,586,321	1,989,223	39,797,107	3,304,080	59,266,545
Class R4	5,021,700	87,073,006	6,993,607	110,692,186	5,018,328	100,100,136	5,251,520	93,745,729
Class 529A	4,955,688	85,088,294	4,610,433	72,422,152	4,971,273	99,370,823	3,784,521	67,559,275
Class 529B	89,324	1,509,037	136,723	2,126,717	79,229	1,530,253	103,613	1,819,476
Class 529C	888,416	14,796,454	1,240,039	19,194,642	779,192	15,067,958	918,874	16,208,077
	117,444,561	$2,028,518,960	50,546,945	$793,762,152	107,260,500	$2,149,097,786	49,439,800	$886,689,044

Notes to Financial Statements  - continued
	MFS Conservative Allocation Fund − continued				MFS Moderate Allocation Fund − continued
	Year ended 5/31/21		Year ended 5/31/20		Year ended 5/31/21		Year ended 5/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,051,241	$52,694,334	2,861,638	$45,731,722	6,988,603	$140,232,546	7,607,124	$140,320,952
Class B	59,958	1,034,598	129,578	2,074,171	194,570	3,886,545	374,146	6,872,822
Class C	566,520	9,653,969	904,422	14,308,836	1,109,702	21,962,015	1,860,008	33,869,829
Class I	645,564	11,241,482	717,871	11,557,477	636,413	12,952,356	595,405	11,125,090
Class R1	15,981	266,691	23,125	358,308	41,814	807,113	57,763	1,027,258
Class R2	84,307	1,409,470	128,515	1,996,686	226,997	4,449,260	307,835	5,557,880
Class R3	173,580	2,964,915	228,714	3,623,914	432,998	8,602,082	697,097	12,752,047
Class R4	390,178	6,717,455	429,329	6,851,960	473,673	9,467,492	530,307	9,754,679
Class 529A	267,095	4,577,057	329,809	5,239,784	532,887	10,629,811	601,671	11,038,896
Class 529B	6,597	111,071	9,525	149,646	13,160	257,543	16,440	298,340
Class 529C	41,595	700,523	78,863	1,235,764	80,214	1,569,238	152,735	2,748,684
	5,302,616	$91,371,565	5,841,389	$93,128,268	10,731,031	$214,816,001	12,800,531	$235,366,477
Shares reacquired
Class A	(39,536,815)	$(683,679,633)	(15,749,875)	$(246,623,081)	(44,448,891)	$(887,456,254)	(26,943,541)	$(480,475,483)
Class B	(1,738,528)	(29,749,237)	(2,400,946)	(37,660,195)	(3,286,121)	(64,751,280)	(4,230,041)	(74,944,401)
Class C	(14,339,432)	(244,019,920)	(7,638,573)	(118,346,006)	(21,766,613)	(427,201,220)	(11,983,835)	(210,596,363)
Class I	(10,657,908)	(188,437,582)	(10,109,138)	(158,281,667)	(5,223,888)	(106,678,258)	(5,189,826)	(93,325,251)
Class R1	(155,755)	(2,592,828)	(294,042)	(4,506,213)	(293,384)	(5,574,276)	(399,257)	(6,916,905)
Class R2	(1,423,086)	(23,607,122)	(1,661,641)	(25,587,773)	(2,007,519)	(38,871,735)	(2,053,177)	(36,419,402)
Class R3	(1,999,902)	(34,430,468)	(2,685,221)	(41,925,662)	(3,012,848)	(59,373,883)	(7,224,797)	(127,825,506)
Class R4	(5,277,130)	(91,983,739)	(4,405,117)	(70,081,741)	(4,033,546)	(80,985,916)	(3,741,694)	(67,001,944)
Class 529A	(5,025,275)	(85,989,272)	(4,632,383)	(72,966,813)	(3,891,084)	(77,058,372)	(3,938,669)	(70,784,473)
Class 529B	(173,396)	(2,930,157)	(285,507)	(4,426,814)	(193,610)	(3,776,927)	(225,835)	(4,009,780)
Class 529C	(1,791,905)	(30,095,206)	(1,536,617)	(23,384,612)	(1,908,496)	(37,156,281)	(1,550,616)	(26,475,918)
	(82,119,132)	$(1,417,515,164)	(51,399,060)	$(803,790,577)	(90,066,000)	$(1,788,884,402)	(67,481,288)	$(1,198,775,426)
Net change
Class A	47,191,983	$815,490,306	4,879,653	$79,625,611	41,205,171	$832,401,018	3,028,245	$61,205,365
Class B	(1,488,569)	(25,481,151)	(2,087,085)	(32,725,056)	(2,976,150)	(58,596,314)	(3,685,949)	(65,052,951)
Class C	(7,445,026)	(126,652,661)	(718,321)	(10,120,972)	(15,335,587)	(300,675,413)	(3,767,728)	(63,913,328)
Class I	3,437,832	57,448,881	1,269,912	19,420,805	4,768,089	94,299,046	1,538,000	30,061,816
Class R1	13,156	213,057	(24,441)	(382,329)	(91,733)	(1,710,069)	(156,008)	(2,712,361)
Class R2	(525,460)	(8,706,073)	(652,343)	(10,055,660)	(974,852)	(18,729,947)	(876,764)	(15,402,573)
Class R3	51,242	488,479	(646,805)	(9,715,427)	(590,627)	(10,974,694)	(3,223,620)	(55,806,914)
Class R4	134,748	1,806,722	3,017,819	47,462,405	1,458,455	28,581,712	2,040,133	36,498,464
Class 529A	197,508	3,676,079	307,859	4,695,123	1,613,076	32,942,262	447,523	7,813,698
Class 529B	(77,475)	(1,310,049)	(139,259)	(2,150,451)	(101,221)	(1,989,131)	(105,782)	(1,891,964)
Class 529C	(861,894)	(14,598,229)	(217,715)	(2,954,206)	(1,049,090)	(20,519,085)	(479,007)	(7,519,157)
	40,628,045	$702,375,361	4,989,274	$83,099,843	27,925,531	$575,029,385	(5,240,957)	$(76,719,905)

Notes to Financial Statements  - continued
	MFS Growth Allocation Fund				MFS Aggressive Growth Allocation Fund
	Year ended 5/31/21		Year ended 5/31/20		Year ended 5/31/21		Year ended 5/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	45,574,531	$1,082,172,000	16,964,557	$351,755,022	12,430,207	$342,558,924	6,359,443	$148,247,342
Class B	56,069	1,336,063	44,425	941,621	20,272	550,222	17,042	395,307
Class C	3,663,134	85,105,771	5,543,612	112,797,221	1,955,754	52,396,964	2,494,103	56,373,562
Class I	6,365,083	149,445,578	6,498,049	137,930,128	3,428,900	95,136,620	2,896,996	69,705,103
Class R1	92,886	2,099,857	142,203	2,848,859	68,390	1,809,935	65,885	1,483,465
Class R2	677,036	15,531,206	734,076	14,782,580	318,116	8,524,662	475,221	10,970,235
Class R3	1,103,194	25,785,668	1,343,534	28,086,686	709,801	18,941,318	933,537	21,625,472
Class R4	3,410,735	80,319,352	3,818,312	79,388,651	1,935,164	53,219,042	2,266,309	53,105,070
Class 529A	3,279,153	77,721,062	2,766,213	57,070,560	1,454,160	39,949,038	1,377,747	31,542,770
Class 529B	32,218	743,694	45,724	934,652	2,342	60,140	1,982	47,983
Class 529C	360,613	8,239,780	470,627	9,556,769	125,658	3,311,732	211,713	4,895,956
	64,614,652	$1,528,500,031	38,371,332	$796,092,749	22,448,764	$616,458,597	17,099,978	$398,392,265
Shares issued to shareholders in reinvestment of distributions
Class A	5,336,898	$127,872,067	6,473,770	$141,322,366	1,433,328	$39,918,176	1,713,317	$43,089,927
Class B	131,353	3,134,080	284,043	6,169,440	45,607	1,250,988	78,166	1,942,426
Class C	746,071	17,547,597	1,366,359	29,281,075	275,380	7,462,793	374,645	9,197,543
Class I	522,310	12,639,904	459,961	10,132,946	242,661	6,879,449	255,451	6,534,435
Class R1	25,837	593,487	42,155	883,981	19,342	515,458	25,880	625,251
Class R2	195,388	4,568,165	282,283	6,018,278	75,116	2,044,619	109,794	2,702,021
Class R3	250,553	5,945,631	379,073	8,199,347	129,214	3,567,584	187,082	4,665,815
Class R4	455,262	10,889,864	526,301	11,468,094	204,634	5,715,428	224,951	5,671,012
Class 529A	463,894	11,012,842	584,853	12,655,147	236,207	6,526,394	292,752	7,307,079
Class 529B	10,585	249,168	18,791	403,450	3,136	84,850	5,944	145,860
Class 529C	61,653	1,428,497	125,394	2,647,073	23,673	630,413	46,481	1,122,978
	8,199,804	$195,881,302	10,542,983	$229,181,197	2,688,298	$74,596,152	3,314,463	$83,004,347
Shares reacquired
Class A	(30,616,885)	$(720,826,930)	(21,047,313)	$(435,278,547)	(9,140,309)	$(247,127,536)	(5,991,736)	$(140,943,679)
Class B	(2,198,913)	(51,136,467)	(2,963,735)	(60,988,307)	(540,657)	(14,562,986)	(626,418)	(14,493,165)
Class C	(14,027,266)	(324,315,503)	(8,383,637)	(170,228,420)	(3,783,476)	(101,347,436)	(2,428,148)	(56,018,476)
Class I	(4,647,704)	(112,613,275)	(4,395,486)	(89,290,841)	(3,591,680)	(101,838,846)	(2,786,497)	(65,202,379)
Class R1	(251,495)	(5,507,548)	(392,938)	(7,863,082)	(113,834)	(2,876,259)	(217,609)	(5,018,561)
Class R2	(1,437,473)	(33,136,267)	(1,865,799)	(37,982,178)	(674,339)	(17,986,393)	(951,975)	(21,901,836)
Class R3	(2,036,228)	(47,637,232)	(2,946,435)	(61,490,784)	(1,211,956)	(32,753,524)	(1,631,807)	(38,755,584)
Class R4	(2,926,702)	(69,666,620)	(2,981,918)	(61,286,577)	(1,604,698)	(44,400,254)	(1,338,976)	(31,849,451)
Class 529A	(3,064,738)	(71,568,191)	(2,730,280)	(56,954,215)	(1,402,105)	(37,887,004)	(1,365,549)	(32,414,064)
Class 529B	(129,952)	(2,985,235)	(177,510)	(3,654,445)	(51,159)	(1,342,031)	(69,119)	(1,601,953)
Class 529C	(1,317,649)	(30,192,306)	(850,876)	(16,659,849)	(410,945)	(10,804,317)	(527,485)	(10,964,259)
	(62,655,005)	$(1,469,585,574)	(48,735,927)	$(1,001,677,245)	(22,525,158)	$(612,926,586)	(17,935,319)	$(419,163,407)

Notes to Financial Statements  - continued
	MFS Growth Allocation Fund − continued				MFS Aggressive Growth Allocation Fund − continued
	Year ended 5/31/21		Year ended 5/31/20		Year ended 5/31/21		Year ended 5/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Net change
Class A	20,294,544	$489,217,137	2,391,014	$57,798,841	4,723,226	$135,349,564	2,081,024	$50,393,590
Class B	(2,011,491)	(46,666,324)	(2,635,267)	(53,877,246)	(474,778)	(12,761,776)	(531,210)	(12,155,432)
Class C	(9,618,061)	(221,662,135)	(1,473,666)	(28,150,124)	(1,552,342)	(41,487,679)	440,600	9,552,629
Class I	2,239,689	49,472,207	2,562,524	58,772,233	79,881	177,223	365,950	11,037,159
Class R1	(132,772)	(2,814,204)	(208,580)	(4,130,242)	(26,102)	(550,866)	(125,844)	(2,909,845)
Class R2	(565,049)	(13,036,896)	(849,440)	(17,181,320)	(281,107)	(7,417,112)	(366,960)	(8,229,580)
Class R3	(682,481)	(15,905,933)	(1,223,828)	(25,204,751)	(372,941)	(10,244,622)	(511,188)	(12,464,297)
Class R4	939,295	21,542,596	1,362,695	29,570,168	535,100	14,534,216	1,152,284	26,926,631
Class 529A	678,309	17,165,713	620,786	12,771,492	288,262	8,588,428	304,950	6,435,785
Class 529B	(87,149)	(1,992,373)	(112,995)	(2,316,343)	(45,681)	(1,197,041)	(61,193)	(1,408,110)
Class 529C	(895,383)	(20,524,029)	(254,855)	(4,456,007)	(261,614)	(6,862,172)	(269,291)	(4,945,325)
	10,159,451	$254,795,759	178,388	$23,596,701	2,611,904	$78,128,163	2,479,122	$62,233,205
Effective June 1, 2019, purchases of each fund's Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see each fund’s prospectus for details.
(6)  Line of Credit
Each fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by each fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2021, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Commitment Fee	$14,546	$26,533	$24,818	$9,117
Interest Expense	—	—	—	—

Notes to Financial Statements  - continued
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
	MFS Conservative Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$59,529,980	$6,008,920	$9,112,139	$(4,079,443)	$33,990,307	$86,337,625
MFS Emerging Markets Debt Fund	91,489,415	28,062,830	3,203,848	(103,593)	5,764,810	122,009,614
MFS Emerging Markets Debt Local Currency Fund (a)	62,105,211	17,751,660	1,858,881	(331,176)	5,810,683	83,477,497
MFS Global Opportunistic Bond Fund	148,203,673	79,209,826	62,641	(3,713)	3,867,263	231,214,408
MFS Global Real Estate Fund	61,198,206	7,983,046	7,255,876	350,780	21,985,271	84,261,427
MFS Government Securities Fund	286,218,916	135,459,853	229,293	(2,758)	(12,718,292)	408,728,426
MFS Growth Fund	187,108,696	37,387,576	33,005,135	8,848,254	44,928,163	245,267,554
MFS High Income Fund	150,918,431	44,985,760	1,976,773	(29,040)	8,909,846	202,808,224
MFS Inflation-Adjusted Bond Fund	292,583,981	103,659,131	323,979	(1,109)	16,602,860	412,520,884
MFS Institutional Money Market Portfolio	305	271,912,936	263,084,536	(267)	—	8,828,438
MFS International Growth Fund	61,476,483	7,150,831	7,800,140	671,425	21,261,608	82,760,207
MFS International Intrinsic Value Fund	62,344,955	13,023,560	7,141,288	556,993	13,013,378	81,797,598
MFS International Large Cap Value Fund	—	19,808,440	—	—	287,638	20,096,078
MFS Limited Maturity Fund	294,273,570	111,609,362	357,467	(1,842)	4,486,600	410,010,223
MFS Mid Cap Growth Fund	128,445,824	16,240,196	21,896,879	4,343,985	34,159,656	161,292,782
MFS Mid Cap Value Fund	126,723,349	9,133,195	32,095,054	8,548,689	55,544,820	167,854,999
MFS New Discovery Fund	32,669,315	5,694,880	9,054,949	1,749,659	9,722,537	40,781,442
MFS New Discovery Value Fund	31,869,927	3,944,285	12,935,972	4,276,530	15,490,973	42,645,743
MFS Research Fund	186,667,819	30,523,706	25,866,830	2,429,091	54,788,215	248,542,001
MFS Research International Fund	124,549,084	14,819,584	16,790,134	1,088,016	43,234,140	166,900,690
MFS Total Return Bond Fund	444,742,536	172,426,879	323,811	(3,448)	(1,816,181)	615,025,975
MFS Value Fund	185,767,111	29,851,289	30,303,215	3,260,367	64,500,027	253,075,579
	$3,018,886,787	$1,166,647,745	$484,678,840	$31,567,400	$443,814,322	$4,176,237,414

Notes to Financial Statements  - continued
	MFS Conservative Allocation Fund - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$709,594	$—
MFS Emerging Markets Debt Fund	4,494,476	—
MFS Emerging Markets Debt Local Currency Fund (a)	1,694,430	—
MFS Global Opportunistic Bond Fund	5,597,639	1,106,888
MFS Global Real Estate Fund	798,787	—
MFS Government Securities Fund	6,370,264	—
MFS Growth Fund	—	7,893,428
MFS High Income Fund	8,559,088	—
MFS Inflation-Adjusted Bond Fund	4,336,614	—
MFS Institutional Money Market Portfolio	4,477	—
MFS International Growth Fund	615,339	—
MFS International Intrinsic Value Fund	567,421	3,519,290
MFS International Large Cap Value Fund	—	—
MFS Limited Maturity Fund	7,606,278	—
MFS Mid Cap Growth Fund	—	1,211,229
MFS Mid Cap Value Fund	1,730,680	—
MFS New Discovery Fund	1,431,092	2,000,846
MFS New Discovery Value Fund	405,788	386,190
MFS Research Fund	2,170,855	9,633,819
MFS Research International Fund	1,599,738	—
MFS Total Return Bond Fund	15,149,308	693,703
MFS Value Fund	3,774,858	2,350,517
	$67,616,726	$28,795,910

Notes to Financial Statements  - continued
	MFS Moderate Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$153,041,949	$14,766,209	$18,927,166	$(14,752,332)	$91,974,780	$226,103,440
MFS Emerging Markets Debt Fund	161,665,039	36,456,424	1,711,874	(45,496)	10,024,648	206,388,741
MFS Emerging Markets Debt Local Currency Fund (a)	109,663,005	20,709,068	1,177,531	(234,105)	9,672,164	138,632,601
MFS Emerging Markets Equity Fund	—	8,897,781	—	—	280,481	9,178,262
MFS Global Opportunistic Bond Fund	258,110,788	75,481,792	613,349	(36,627)	7,185,167	340,127,771
MFS Global Real Estate Fund	161,264,343	8,410,629	4,575,915	51,753	57,478,518	222,629,328
MFS Government Securities Fund	491,434,310	210,044,899	835,805	(9,060)	(21,103,595)	679,530,749
MFS Growth Fund	458,132,759	41,246,121	51,810,562	30,323,123	93,723,010	571,614,451
MFS High Income Fund	268,726,372	58,148,548	2,134,731	(93,590)	15,542,281	340,188,880
MFS Inflation-Adjusted Bond Fund	364,239,717	100,248,847	1,198,006	(3,461)	20,204,172	483,491,269
MFS Institutional Money Market Portfolio	3,118,760	233,375,922	233,102,080	(591)	—	3,392,011
MFS International Growth Fund	165,736,994	7,649,118	18,694,190	3,904,110	52,891,546	211,487,578
MFS International Intrinsic Value Fund	167,665,930	19,855,515	12,606,857	3,465,764	31,874,055	210,254,407
MFS International Large Cap Value Fund	—	17,792,810	—	—	270,208	18,063,018
MFS International New Discovery Fund	57,391,015	5,145,335	6,635,628	682,179	13,670,499	70,253,400
MFS Mid Cap Growth Fund	413,640,415	24,525,056	73,027,965	43,149,102	73,768,242	482,054,850
MFS Mid Cap Value Fund	396,554,349	12,394,735	70,082,084	17,772,726	175,356,596	531,996,322
MFS New Discovery Fund	92,042,491	12,714,708	31,103,494	7,548,660	22,176,728	103,379,093
MFS New Discovery Value Fund	86,274,988	5,693,716	25,259,689	7,216,781	43,079,632	117,005,428
MFS Research Fund	451,809,353	29,714,015	28,729,297	5,551,617	125,397,945	583,743,633
MFS Research International Fund	333,151,254	14,124,492	34,502,125	5,625,074	108,452,045	426,850,740
MFS Total Return Bond Fund	416,705,010	139,683,966	755,337	(8,707)	(873,177)	554,751,755
MFS Value Fund	440,415,562	33,860,436	29,531,748	2,352,007	152,253,253	599,349,510
	$5,450,784,403	$1,130,940,142	$647,015,433	$112,458,927	$1,083,299,198	$7,130,467,237

Notes to Financial Statements  - continued
	MFS Moderate Allocation Fund - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$1,793,041	$—
MFS Emerging Markets Debt Fund	7,646,900	—
MFS Emerging Markets Debt Local Currency Fund (a)	2,778,463	—
MFS Emerging Markets Equity Fund	—	—
MFS Global Opportunistic Bond Fund	9,364,725	1,846,486
MFS Global Real Estate Fund	2,038,542	—
MFS Government Securities Fund	10,759,712	—
MFS Growth Fund	—	17,879,044
MFS High Income Fund	14,592,065	—
MFS Inflation-Adjusted Bond Fund	5,057,191	—
MFS Institutional Money Market Portfolio	3,836	—
MFS International Growth Fund	1,578,356	—
MFS International Intrinsic Value Fund	1,451,239	9,000,942
MFS International Large Cap Value Fund	—	—
MFS International New Discovery Fund	320,187	2,272,391
MFS Mid Cap Growth Fund	—	3,693,019
MFS Mid Cap Value Fund	5,331,631	—
MFS New Discovery Fund	3,811,060	5,328,335
MFS New Discovery Value Fund	1,074,962	1,023,045
MFS Research Fund	4,974,660	22,076,550
MFS Research International Fund	4,106,126	—
MFS Total Return Bond Fund	13,683,749	609,784
MFS Value Fund	8,723,432	5,412,407
	$99,089,877	$69,142,003

Notes to Financial Statements  - continued
	MFS Growth Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$175,933,286	$26,999,591	$19,960,903	$(17,358,563)	$110,927,974	$276,541,385
MFS Emerging Markets Debt Fund	141,568,155	37,383,359	526,527	(11,075)	8,835,597	187,249,509
MFS Emerging Markets Debt Local Currency Fund (a)	95,931,094	20,834,215	32,958	4,351	8,387,607	125,124,309
MFS Emerging Markets Equity Fund	46,969,701	5,250,385	7,400,160	698,188	20,792,271	66,310,385
MFS Global Opportunistic Bond Fund	90,265,356	33,726,348	469,804	(47,221)	2,528,504	126,003,183
MFS Global Real Estate Fund	189,462,950	18,595,040	5,640,461	129,807	69,707,899	272,255,235
MFS Growth Fund	560,267,252	59,541,073	59,418,631	30,310,427	124,522,714	715,222,835
MFS High Income Fund	238,105,939	61,476,716	2,388,594	(121,919)	14,018,046	311,090,188
MFS Inflation-Adjusted Bond Fund	237,077,495	66,130,918	1,635,838	1,368	13,035,987	314,609,930
MFS Institutional Money Market Portfolio	10,710,743	192,361,798	195,083,177	(227)	(636)	7,988,501
MFS International Growth Fund	243,949,580	9,667,793	17,108,337	3,331,451	82,291,058	322,131,545
MFS International Intrinsic Value Fund	246,627,979	29,035,495	9,548,297	1,962,522	51,175,416	319,253,115
MFS International Large Cap Value Fund	—	8,194,645	—	—	118,943	8,313,588
MFS International New Discovery Fund	102,117,400	8,284,690	8,077,430	43,542	25,958,379	128,326,581
MFS Mid Cap Growth Fund	475,689,267	22,765,902	70,906,488	44,177,654	91,579,488	563,305,823
MFS Mid Cap Value Fund	453,444,816	13,356,434	72,161,993	20,228,481	205,252,508	620,120,246
MFS New Discovery Fund	109,396,810	14,557,021	34,410,075	7,714,623	28,135,519	125,393,898
MFS New Discovery Value Fund	102,589,068	5,260,807	27,636,687	7,994,330	52,663,434	140,870,952
MFS Research Fund	404,211,077	35,182,065	19,436,549	2,499,272	117,006,831	539,462,696
MFS Research International Fund	342,285,426	12,844,130	16,830,583	1,239,424	119,314,774	458,853,171
MFS Total Return Bond Fund	136,634,599	50,344,303	662,971	(4,588)	(405,540)	185,905,803
MFS Value Fund	538,476,956	47,222,254	31,013,293	2,222,752	191,281,915	748,190,584
	$4,941,714,949	$779,014,982	$600,349,756	$105,014,599	$1,337,128,688	$6,562,523,462

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$2,169,112	$—
MFS Emerging Markets Debt Fund	6,929,864	—
MFS Emerging Markets Debt Local Currency Fund (a)	2,539,314	—
MFS Emerging Markets Equity Fund	490,580	—
MFS Global Opportunistic Bond Fund	3,389,735	666,659
MFS Global Real Estate Fund	2,469,105	—
MFS Growth Fund	—	22,334,512
MFS High Income Fund	13,255,558	—
MFS Inflation-Adjusted Bond Fund	3,270,708	—
MFS Institutional Money Market Portfolio	7,952	—
MFS International Growth Fund	2,389,879	—
MFS International Intrinsic Value Fund	2,202,154	13,658,302
MFS International Large Cap Value Fund	—	—
MFS International New Discovery Fund	581,415	4,126,353
MFS Mid Cap Growth Fund	—	4,294,715
MFS Mid Cap Value Fund	6,206,882	—
MFS New Discovery Fund	4,580,195	6,403,681
MFS New Discovery Value Fund	1,299,419	1,236,663
MFS Research Fund	4,520,081	20,059,220
MFS Research International Fund	4,346,463	—
MFS Total Return Bond Fund	4,641,024	206,710
MFS Value Fund	10,897,815	6,759,936
	$76,187,255	$79,746,751

Notes to Financial Statements  - continued
	MFS Aggressive Growth Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$84,988,725	$11,655,502	$7,481,910	$(5,224,586)	$49,495,297	$133,433,028
MFS Emerging Markets Equity Fund	34,385,841	5,945,715	4,532,351	550,701	15,727,398	52,077,304
MFS Global Real Estate Fund	88,022,789	11,931,472	2,615,308	51,110	32,894,533	130,284,596
MFS Growth Fund	250,234,867	28,966,070	26,797,750	14,151,360	55,917,585	322,472,132
MFS Institutional Money Market Portfolio	2,388,590	79,280,901	79,623,232	(146)	—	2,046,113
MFS International Growth Fund	146,698,029	11,751,603	8,858,756	663,695	51,791,958	202,046,529
MFS International Intrinsic Value Fund	151,009,489	24,913,966	8,666,823	827,360	31,822,732	199,906,724
MFS International Large Cap Value Fund	—	10,215,783	—	—	192,988	10,408,771
MFS International New Discovery Fund	74,470,724	8,906,109	2,993,812	8,876	19,742,573	100,134,470
MFS Mid Cap Growth Fund	195,731,038	14,436,469	24,890,058	14,192,481	43,337,815	242,807,745
MFS Mid Cap Value Fund	182,897,369	10,465,468	26,528,229	4,260,975	90,576,328	261,671,911
MFS New Discovery Fund	49,897,687	8,265,814	14,279,015	3,009,518	14,133,668	61,027,672
MFS New Discovery Value Fund	45,827,260	4,708,616	12,700,578	2,441,319	26,210,011	66,486,628
MFS Research Fund	168,351,627	21,036,949	7,114,242	485,426	50,711,326	233,471,086
MFS Research International Fund	146,932,679	10,499,365	5,981,089	117,226	52,629,456	204,197,637
MFS Value Fund	235,612,831	31,455,256	15,217,196	1,027,750	85,733,755	338,612,396
	$1,857,449,545	$294,435,058	$248,280,349	$36,563,065	$620,917,423	$2,561,084,742

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$1,040,648	$—
MFS Emerging Markets Equity Fund	371,264	—
MFS Global Real Estate Fund	1,184,422	—
MFS Growth Fund	—	10,163,842
MFS Institutional Money Market Portfolio	1,185	—
MFS International Growth Fund	1,460,299	—
MFS International Intrinsic Value Fund	1,350,617	8,376,863
MFS International Large Cap Value Fund	—	—
MFS International New Discovery Fund	441,723	3,134,947
MFS Mid Cap Growth Fund	—	1,807,517
MFS Mid Cap Value Fund	2,583,729	—
MFS New Discovery Fund	2,136,415	2,986,974
MFS New Discovery Value Fund	592,389	563,778
MFS Research Fund	1,940,688	8,612,390
MFS Research International Fund	1,898,995	—
MFS Value Fund	4,837,194	3,031,328
	$19,839,568	$38,677,639
(a)	Amounts reflect the impact of a return of capital distribution adjustment which has the effect of reducing dividend income and increasing realized gain (loss) and/or change in unrealized appreciation (depreciation).
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of each fund's investments and each fund's performance.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund (collectively referred to as the “Funds”) (four of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolios of investments, as of May 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting MFS Series Trust X) at May 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 16, 2021

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Joseph Flaherty Natalie Shapiro

Statement Regarding Liquidity Risk Management Program
Each fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. Each fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of each fund. Liquidity risk is the risk that each fund could not meet requests to redeem shares issued by each fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage each fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted each fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in each fund may be subject, can be found in each fund's prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of each fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about each fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing each fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The funds will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The funds designate the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The funds below designated the following amounts as capital gain dividends paid during the fiscal year:
Capital Gains
MFS Conservative Allocation Fund	$48,547,000
MFS Moderate Allocation Fund	169,609,000
MFS Growth Allocation Fund	183,907,000
MFS Aggressive Growth Allocation Fund	80,319,000
For corporate shareholders, the percentages of the ordinary income dividends paid during the fiscal year that qualify for the corporate dividends received deduction are as follows:
Dividends Received Deductions
MFS Conservative Allocation Fund	11.29%
MFS Moderate Allocation Fund	18.18%
MFS Growth Allocation Fund	34.51%
MFS Aggressive Growth Allocation Fund	56.98%
The funds intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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1. Go to mfs.com.
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CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report

May 31, 2021

     MFS® Managed Wealth Fund

MGW-ANN

MFS® Managed Wealth Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear and questions persist over how fast vaccines can be made widely available in the developing world.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets reacted by pushing up yields on global government bonds, though some of the rate rise has since been corrected.

A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, caused by pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

July 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Derivative Overlay Positions (b)	Net Market Exposure (c)
Strategic Allocation	MFS Institutional International Equity Fund	30.3%
	MFS Growth Fund	30.3%
	MFS Value Fund	30.3%
Market Exposure Overlay	Mini Russell 1000 Growth Index Future JUN 18 21		(26.4)%
	Mini MSCI EAFE Index Future JUN 18 21		(27.2)%
	Mini Russell 1000 Value Index Future JUN 18 21		(27.4)%
Net Equity Exposure				9.9%
	Standard & Poors 500 Index Option 3750.00 PUT JUN 18 21		0.3%
	Standard & Poors 500 Index Option 3150.00 PUT JUN 18 21 (o)		(0.0)%
	Standard & Poors 500 Index Option 3950.00 PUT JUN 18 21		(0.7)%
Standard & Poors Index Option PUT(s)				(0.4)%
Downside Hedge(s)				(0.4)%
Net Equivalent Equity Exposure		90.9%	(81.4)%	9.5%
Limited Maturity U.S. Treasury Notes				1.5%
Cash	Cash & Cash Equivalent (d)			7.6%
	Other (e)			81.4%
Total Net Exposure Summary				100.0%

2

Portfolio Composition – continued

Top ten holdings (c)(i)
Microsoft Corp.	3.1%
Amazon.com, Inc.	2.5%
Alphabet, Inc., “A”	1.7%
Nestle S.A.	1.6%
JPMorgan Chase & Co.	1.4%
Facebook, Inc.	1.2%
Adobe Systems, Inc.	1.2%
Mini Russell 1000 Growth Index Future JUN 18 21	(26.4)%
Mini MSCI EAFE Index Future JUN 18 21	(27.2)%
Mini Russell 1000 Value Index Future JUN 18 21	(27.4)%

(a)

Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.

(b)

Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.

(c)

For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.

(d)

Cash & Cash Equivalents includes any cash, investments in money market funds, short term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

(e)

Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.

(i)	For purposes of this presentation, the components include a look-through to the individual holdings within the underlying affiliated funds.
(o)	Less than 0.1%.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of May 31, 2021.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

The MFS Managed Wealth Fund’s (fund) investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from (1) a strategic allocation to three MFS equity funds, referred to as underlying funds, and (2) a tactical asset allocation overlay primarily using derivative instruments to seek to decrease the volatility of the fund’s returns by reducing the fund’s exposure to the equity and/or currency markets as represented by the underlying funds and also to potentially expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure. In addition, MFS may seek to limit the fund’s exposure to certain extreme market events. It is expected that the fund will generally have lower volatility than the overall equity market and will generally underperform the equity markets during periods of rising equity markets.

A committee of portfolio managers (committee) is responsible for selecting the underlying funds, determining the target strategic allocations to the underlying funds, and determining the fund’s tactical allocation overlay.

For the twelve months ended May 31, 2021, Class A shares of the fund provided a total return of -0.36%, at net asset value. This compares with a return of 0.09% for the fund’s benchmark, the ICE BofA 0-3 Month U.S. Treasury Bill Index. The fund’s other benchmark, the Standard & Poor’s 500 Stock Index, generated a return of 40.32%.

Market Environment

The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global

4

Management Review – continued

government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).

Factors Affecting Performance

During the reporting period, the fund’s short exposure to futures contracts on the Russell 1000® Value Index, Russell 1000® Growth Index and MSCI EAFE Index detracted from absolute performance.

Conversely, the fund’s allocation to the MFS Value Fund, MFS Institutional International Equity Fund and MFS Growth Fund were the most notable contributors to absolute performance.

Respectfully,

Portfolio Manager(s)

William Adams, Robert Almeida, Mike Roberge, and Barnaby Wiener

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/21

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/21

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	6/27/14	(0.36)%	3.71%	2.94%
B	6/27/14	(1.25)%	2.80%	2.02%
C	6/27/14	(1.17)%	2.81%	2.04%
I	6/27/14	(0.20)%	3.83%	3.05%
R1	6/27/14	(1.16)%	2.82%	2.03%
R2	6/27/14	(0.61)%	3.33%	2.55%
R3	6/27/14	(0.35)%	3.60%	2.81%
R4	6/27/14	(0.23)%	3.85%	3.05%
R6	10/02/17	(0.09)%	N/A	4.01%

Comparative benchmark(s)
ICE BofA 0-3 Month U.S. Treasury Bill Index (f)		0.09%	1.12%	0.82%
Standard & Poor’s 500 Stock Index (f)		40.32%	17.16%	13.89%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(6.09)%	2.49%	2.06%
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.20)%	2.44%	2.02%
C With CDSC (1% for 12 months) (v)		(2.16)%	2.81%	2.04%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

ICE BofA 0-3 Month U.S. Treasury Bill Index (d) – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.

Standard & Poor’s 500 Stock Index (g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

(d)

Source: ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or

7

Performance Summary – continued

derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall be subject to any damages or liability with respect the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and the index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse or recommend MFS, or any of its products or services.
(g)

“Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2020 through May 31, 2021

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2020 through May 31, 2021.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/20	Ending Account Value 5/31/21	Expenses Paid During Period (p) 12/01/20-5/31/21
A	Actual	0.92%	$1,000.00	$998.08	$4.58
	Hypothetical (h)	0.92%	$1,000.00	$1,020.34	$4.63
B	Actual	1.68%	$1,000.00	$993.73	$8.35
	Hypothetical (h)	1.68%	$1,000.00	$1,016.55	$8.45
C	Actual	1.69%	$1,000.00	$994.51	$8.40
	Hypothetical (h)	1.69%	$1,000.00	$1,016.50	$8.50
I	Actual	0.68%	$1,000.00	$998.91	$3.39
	Hypothetical (h)	0.68%	$1,000.00	$1,021.54	$3.43
R1	Actual	1.67%	$1,000.00	$994.62	$8.30
	Hypothetical (h)	1.67%	$1,000.00	$1,016.60	$8.40
R2	Actual	1.17%	$1,000.00	$997.38	$5.83
	Hypothetical (h)	1.17%	$1,000.00	$1,019.10	$5.89
R3	Actual	0.93%	$1,000.00	$998.26	$4.63
	Hypothetical (h)	0.93%	$1,000.00	$1,020.29	$4.68
R4	Actual	0.68%	$1,000.00	$998.59	$3.39
	Hypothetical (h)	0.68%	$1,000.00	$1,021.54	$3.43
R6	Actual	0.60%	$1,000.00	$999.93	$2.99
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.01% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

10

PORTFOLIO OF INVESTMENTS

5/31/21

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 1.5%
U.S. Treasury Obligations - 1.5%
U.S. Treasury Notes, 2.625%, 6/15/2021 (f)	$650,000	$650,650
U.S. Treasury Notes, 1.125%, 9/30/2021 (f)	650,000	652,346
U.S. Treasury Notes, 2%, 12/31/2021 (f)	650,000	657,313
Total Bonds (Identified Cost, $1,985,418)		$1,960,309

Investment Companies (h) - 95.0%
International Stock Funds - 30.3%
MFS Institutional International Equity Fund	1,214,115	$40,563,573

U.S. Stock Funds - 60.6%
MFS Growth Fund - Class R6	232,960	$40,567,707
MFS Value Fund - Class R6	779,277	40,483,441

		$81,051,148
Money Market Funds - 4.1%
MFS Institutional Money Market Portfolio, 0.03% (v)	5,509,260	$5,509,260
Total Investment Companies (Identified Cost, $81,634,350)		$127,123,981

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options - 0.0%
Market Index Securities - 0.0%
S&P 500 Index - June 2021 @ $3,150	Put	Exchange Traded	$5,044,932	12	$900
S&P 500 Index - June 2021 @ $3,950	Put	Exchange Traded	10,089,864	24	23,160
Total Purchased Options (Premiums Paid, $217,708)					$24,060

Written Options (see table below) - (0.0)%
(Premiums Received, $60,518)					$(10,320)

Other Assets, Less Liabilities - 3.5%					4,627,713
Net Assets - 100.0%					$133,725,743

11

Portfolio of Investments – continued

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $127,123,981 and $1,984,369, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Derivative Contracts at 5/31/21

Written Options

Underlying	Put/ Call	Counterparty	Par Amount/ Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Liability Derivatives

Market Index Securities
S&P 500 Index	Put	Exchange Traded	24	$10,089,864	$3,750	June - 2021	$(10,320)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Equity Futures
Mini MSCI EAFE Index	Short	USD	311	$36,340,350	June - 2021	$(2,148,249)
Mini Russell 1000 Growth Index	Short	USD	274	35,237,770	June - 2021	(2,103,599)
Mini Russell 1000 Value Index	Short	USD	462	36,576,540	June - 2021	(1,959,005)

						$(6,210,853)

At May 31, 2021, the fund had cash collateral of $4,710,187 and other liquid securities with an aggregate value of $1,960,309 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

12

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/21

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $2,203,126)	$1,984,369
Investments in affiliated issuers, at value (identified cost, $81,634,350)	127,123,981
Deposits with brokers for
Futures contracts	4,710,187
Receivables for
Investments sold	126,554
Fund shares sold	401,427
Interest	14,572
Other assets	572
Total assets	$134,361,662

Liabilities
Payables for
Net daily variation margin on open futures contracts	$109,909
Fund shares reacquired	404,283
Written options (premiums received, $60,518)	10,320
Payable to affiliates
Investment adviser	6,175
Administrative services fee	389
Shareholder servicing costs	33,096
Distribution and service fees	1,385
Payable for independent Trustees’ compensation	24
Accrued expenses and other liabilities	70,338
Total liabilities	$635,919
Net assets	$133,725,743

Net assets consist of
Paid-in capital	$129,967,223
Total distributable earnings (loss)	3,758,520
Net assets	$133,725,743
Shares of beneficial interest outstanding	11,653,733

13

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$14,338,550	1,251,325	$11.46
Class B	74,334	6,709	11.08
Class C	6,363,277	577,342	11.02
Class I	105,345,853	9,157,635	11.50
Class R1	57,479	5,187	11.08
Class R2	59,197	5,198	11.39
Class R3	60,016	5,228	11.48
Class R4	60,858	5,290	11.50
Class R6	7,366,179	639,819	11.51

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.16 [100 / 94.25 x $11.46]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/21

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends from affiliated issuers	$1,114,281
Interest	57,559
Other	16
Total investment income	$1,171,856
Expenses
Management fee	$499,808
Distribution and service fees	102,521
Shareholder servicing costs	102,518
Administrative services fee	29,393
Independent Trustees’ compensation	2,483
Custodian fee	16,130
Shareholder communications	18,355
Audit and tax fees	51,305
Legal fees	3,236
Registration fees	150,504
Miscellaneous	60,248
Total expenses	$1,036,501
Reduction of expenses by investment adviser and distributor	(18,801)
Net expenses	$1,017,700
Net investment income (loss)	$154,156

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(670,533)
Affiliated issuers	7,912,163
Capital gain distributions from affiliated issuers	2,167,389
Written options	181,259
Futures contracts	(46,712,447)
Net realized gain (loss)	$(37,122,169)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(198,966)
Affiliated issuers	29,842,464
Written options	50,198
Futures contracts	6,289,975
Net unrealized gain (loss)	$35,983,671
Net realized and unrealized gain (loss)	$(1,138,498)
Change in net assets from operations	$(984,342)

See Notes to Financial Statements

15

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/21	5/31/20
Change in net assets

From operations
Net investment income (loss)	$154,156	$359,659
Net realized gain (loss)	(37,122,169)	6,284,975
Net unrealized gain (loss)	35,983,671	(3,138,779)
Change in net assets from operations	$(984,342)	$3,505,855
Total distributions to shareholders	$(325,002)	$(240,022)
Change in net assets from fund share transactions	$26,795,436	$65,580,651
Total change in net assets	$25,486,092	$68,846,484

Net assets
At beginning of period	108,239,651	39,393,167
At end of period	$133,725,743	$108,239,651

See Notes to Financial Statements

16

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.54	$10.91	$10.37	$10.14	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.09	$0.07	$0.04	$0.05
Net realized and unrealized gain (loss)	(0.05)	0.60	0.51	0.27	0.34
Total from investment operations	$(0.06)	$0.69	$0.58	$0.31	$0.39

Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.06)	$(0.04)	$(0.08)	$—
From net realized gain	—	—	—	—	(0.25)
Total distributions declared to shareholders	$(0.02)	$(0.06)	$(0.04)	$(0.08)	$(0.25)
Net asset value, end of period (x)	$11.46	$11.54	$10.91	$10.37	$10.14
Total return (%) (r)(s)(t)(x)	(0.54)	6.30	5.59	3.08	4.09

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.91	1.20	1.43	1.73	1.14
Expenses after expense reductions (f)(h)	0.88	0.74	0.71	0.75	0.83
Net investment income (loss)	(0.07)	0.77	0.64	0.41	0.48
Portfolio turnover	50	28	17	18	5
Net assets at end of period (000 omitted)	$14,339	$12,826	$8,205	$4,698	$4,842

See Notes to Financial Statements

17

Financial Highlights – continued

Class B	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.23	$10.66	$10.19	$9.98	$9.92

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.01)	$(0.03)	$(0.04)	$(0.04)
Net realized and unrealized gain (loss)	(0.06)	0.58	0.50	0.25	0.35
Total from investment operations	$(0.15)	$0.57	$0.47	$0.21	$0.31

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	—	—	—	—	(0.25)
Total distributions declared to shareholders	$—	$—	$—	$—	$(0.25)
Net asset value, end of period (x)	$11.08	$11.23	$10.66	$10.19	$9.98
Total return (%) (r)(s)(t)(x)	(1.34)	5.35	4.61	2.10	3.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.66	1.96	2.18	2.49	1.90
Expenses after expense reductions (f)(h)	1.65	1.67	1.65	1.64	1.66
Net investment income (loss)	(0.84)	(0.05)	(0.31)	(0.42)	(0.42)
Portfolio turnover	50	28	17	18	5
Net assets at end of period (000 omitted)	$74	$75	$98	$89	$62

Class C	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.18	$10.62	$10.15	$9.93	$9.88

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.02)	$(0.03)	$(0.04)	$(0.03)
Net realized and unrealized gain (loss)	(0.06)	0.58	0.50	0.26	0.33
Total from investment operations	$(0.15)	$0.56	$0.47	$0.22	$0.30

Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$—	$—	$—
From net realized gain	—	—	—	—	(0.25)
Total distributions declared to shareholders	$(0.01)	$—	$—	$—	$(0.25)
Net asset value, end of period (x)	$11.02	$11.18	$10.62	$10.15	$9.93
Total return (%) (r)(s)(t)(x)	(1.35)	5.27	4.63	2.22	3.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.67	1.94	2.19	2.47	1.87
Expenses after expense reductions (f)(h)	1.66	1.67	1.65	1.65	1.66
Net investment income (loss)	(0.86)	(0.19)	(0.27)	(0.40)	(0.28)
Portfolio turnover	50	28	17	18	5
Net assets at end of period (000 omitted)	$6,363	$2,462	$1,074	$905	$1,668

See Notes to Financial Statements

18

Financial Highlights – continued

Class I	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.57	$10.94	$10.39	$10.17	$10.01

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.08	$0.07	$0.08	$0.06
Net realized and unrealized gain (loss)	(0.06)	0.61	0.52	0.24	0.35
Total from investment operations	$(0.04)	$0.69	$0.59	$0.32	$0.41

Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.06)	$(0.04)	$(0.10)	$—
From net realized gain	—	—	—	—	(0.25)
Total distributions declared to shareholders	$(0.03)	$(0.06)	$(0.04)	$(0.10)	$(0.25)
Net asset value, end of period (x)	$11.50	$11.57	$10.94	$10.39	$10.17
Total return (%) (r)(s)(t)(x)	(0.37)	6.33	5.74	3.12	4.28

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.66	0.94	1.16	1.48	0.87
Expenses after expense reductions (f)(h)	0.65	0.67	0.65	0.65	0.66
Net investment income (loss)	0.17	0.67	0.64	0.73	0.65
Portfolio turnover	50	28	17	18	5
Net assets at end of period (000 omitted)	$105,346	$78,292	$24,169	$14,632	$17,167

Class R1	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.23	$10.66	$10.19	$9.98	$9.92

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.01)	$(0.03)	$(0.04)	$(0.04)
Net realized and unrealized gain (loss)	(0.06)	0.58	0.50	0.25	0.35
Total from investment operations	$(0.15)	$0.57	$0.47	$0.21	$0.31

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	—	—	—	—	(0.25)
Total distributions declared to shareholders	$—	$—	$—	$—	$(0.25)
Net asset value, end of period (x)	$11.08	$11.23	$10.66	$10.19	$9.98
Total return (%) (r)(s)(t)(x)	(1.34)	5.35	4.61	2.10	3.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.66	1.96	2.19	2.48	1.90
Expenses after expense reductions (f)(h)	1.65	1.67	1.65	1.65	1.66
Net investment income (loss)	(0.83)	(0.10)	(0.29)	(0.36)	(0.42)
Portfolio turnover	50	28	17	18	5
Net assets at end of period (000 omitted)	$57	$58	$55	$53	$52

See Notes to Financial Statements

19

Financial Highlights – continued

Class R2	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.48	$10.86	$10.33	$10.11	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$0.04	$0.02	$0.01	$0.01
Net realized and unrealized gain (loss)	(0.05)	0.59	0.51	0.26	0.35
Total from investment operations	$(0.09)	$0.63	$0.53	$0.27	$0.36

Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$—	$(0.05)	$—
From net realized gain	—	—	—	—	(0.25)
Total distributions declared to shareholders	$—	$(0.01)	$—	$(0.05)	$(0.25)
Net asset value, end of period (x)	$11.39	$11.48	$10.86	$10.33	$10.11
Total return (%) (r)(s)(t)(x)	(0.78)	5.79	5.13	2.66	3.78

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.16	1.46	1.69	1.98	1.40
Expenses after expense reductions (f)(h)	1.15	1.17	1.15	1.15	1.16
Net investment income (loss)	(0.33)	0.40	0.21	0.13	0.08
Portfolio turnover	50	28	17	18	5
Net assets at end of period (000 omitted)	$59	$60	$56	$54	$52

Class R3	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.55	$10.92	$10.37	$10.15	$10.01

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.07	$0.05	$0.04	$0.03
Net realized and unrealized gain (loss)	(0.06)	0.59	0.52	0.25	0.36
Total from investment operations	$(0.07)	$0.66	$0.57	$0.29	$0.39

Less distributions declared to shareholders
From net investment income	$—	$(0.03)	$(0.02)	$(0.07)	$—
From net realized gain	—	—	—	—	(0.25)
Total distributions declared to shareholders	$—	$(0.03)	$(0.02)	$(0.07)	$(0.25)
Net asset value, end of period (x)	$11.48	$11.55	$10.92	$10.37	$10.15
Total return (%) (r)(s)(t)(x)	(0.61)	6.09	5.49	2.90	4.08

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.91	1.21	1.44	1.73	1.15
Expenses after expense reductions (f)(h)	0.90	0.92	0.90	0.90	0.91
Net investment income (loss)	(0.09)	0.65	0.45	0.38	0.33
Portfolio turnover	50	28	17	18	5
Net assets at end of period (000 omitted)	$60	$60	$57	$54	$52

See Notes to Financial Statements

20

Financial Highlights – continued

Class R4	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.57	$10.93	$10.39	$10.17	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.10	$0.07	$0.07	$0.06
Net realized and unrealized gain (loss)	(0.07)	0.60	0.51	0.25	0.36
Total from investment operations	$(0.05)	$0.70	$0.58	$0.32	$0.42

Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.06)	$(0.04)	$(0.10)	$—
From net realized gain	—	—	—	—	(0.25)
Total distributions declared to shareholders	$(0.02)	$(0.06)	$(0.04)	$(0.10)	$(0.25)
Net asset value, end of period (x)	$11.50	$11.57	$10.93	$10.39	$10.17
Total return (%) (r)(s)(t)(x)	(0.40)	6.43	5.64	3.15	4.39

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.66	0.96	1.19	1.48	0.90
Expenses after expense reductions (f)(h)	0.65	0.67	0.65	0.65	0.66
Net investment income (loss)	0.16	0.90	0.71	0.64	0.58
Portfolio turnover	50	28	17	18	5
Net assets at end of period (000 omitted)	$61	$61	$57	$54	$53

Class R6	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18 (i)
Net asset value, beginning of period	$11.57	$10.93	$10.39	$10.21

Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.09	$0.08	$(0.01)
Net realized and unrealized gain (loss)	(0.07)	0.61	0.51	0.29
Total from investment operations	$(0.03)	$0.70	$0.59	$0.28

Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.06)	$(0.05)	$(0.10)
From net realized gain	—	—	—	—
Total distributions declared to shareholders	$(0.03)	$(0.06)	$(0.05)	$(0.10)
Net asset value, end of period (x)	$11.51	$11.57	$10.93	$10.39
Total return (%) (r)(s)(t)(x)	(0.27)	6.44	5.67	2.80	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.59	0.91	1.18	1.53	(a)
Expenses after expense reductions (f)(h)	0.58	0.62	0.64	0.64	(a)
Net investment income (loss)	0.32	0.84	0.74	(0.17	)(a)(l)
Portfolio turnover	50	28	17	18
Net assets at end of period (000 omitted)	$7,366	$14,345	$5,621	$4,348

See Notes to Financial Statements

21

Financial Highlights – continued

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(i)	For Class R6, the period is from the class inception, October 2, 2017, through the stated period end.
(l)

Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by companies in which the fund invests and the actual annual net investment income ratio may differ.

(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

22

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Managed Wealth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage. The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds’ shareholder reports are not covered by this report.

The investment objective of each of the underlying funds held by the fund at May 31, 2021 was to seek capital appreciation.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on

23

Notes to Financial Statements – continued

Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on the fund’s accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per

24

Notes to Financial Statements – continued

share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

25

Notes to Financial Statements – continued

significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Investments in certain underlying funds may be categorized as level 2 where the net asset value per share of an underlying fund was adjusted to reflect security valuations in foreign markets open on May 31, 2021, which was a U.S. market holiday. Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and written options. The following is a summary of the levels used as of May 31, 2021 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$24,060	$—	$—	$24,060
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	1,960,309	—	1,960,309
Mutual Funds	46,076,967	81,047,014	—	127,123,981
Total	$46,101,027	$83,007,323	$—	$129,108,350

Other Financial Instruments
Futures Contracts – Liabilities	$(6,210,853)	$—	$—	$(6,210,853)
Written Options – Liabilities	(10,320)	—	—	(10,320)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options, purchased options, and futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2021 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Equity Futures	$—	$(6,210,853)
Equity	Purchased Equity Options	24,060	—
Equity	Written Equity Options	—	(10,320)
Total		$24,060	$(6,221,173)

(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures

26

Notes to Financial Statements – continued

contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2021 as reported in the Statement of Operations:

Risk	Futures Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Equity	$(46,712,447)	$(656,073)	$181,259

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended May 31, 2021 as reported in the Statement of Operations:

Risk	Futures Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Equity	$6,289,975	$(161,268)	$50,198

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted

27

Notes to Financial Statements – continued

cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of May 31, 2021:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(109,909)
Purchased Options	24,060	—
Written Options	—	(10,320)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$24,060	$(120,229)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	24,060	(120,229)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$—	$—

(a)

The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

Written Options – In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the

28

Notes to Financial Statements – continued

written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased put options for a premium. Purchased put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to

29

Notes to Financial Statements – continued

counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.

30

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/21	Year ended 5/31/20
Ordinary income (including any short-term capital gains)	$325,002	$240,022

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/21

Cost of investments	$78,720,392
Gross appreciation	44,385,542

Gross depreciation	(218,757)
Net unrealized appreciation (depreciation)	$44,166,785

Undistributed ordinary income	149,150
Capital loss carryforwards	(40,557,415)
Total distributable earnings (loss)	$3,758,520

As of May 31, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(15,864,416)
Long-Term	(24,692,999)
Total	$(40,557,415)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 5/31/21	Year ended 5/31/20
Class A	$18,531	$44,601
Class C	6,599	—
Class I	261,023	161,629
Class R2	—	43
Class R3	—	179
Class R4	125	318
Class R6	38,724	33,252
Total	$325,002	$240,022

31

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.35% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2021, this management fee reduction amounted to $16,300, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.34% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.91%	1.66%	1.66%	0.66%	1.66%	1.16%	0.91%	0.66%	0.63%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2022. For the year ended May 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,741 for the year ended May 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

32

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.23%	$29,811
Class B	0.75%	0.25%	1.00%	1.00%	748
Class C	0.75%	0.25%	1.00%	1.00%	70,938
Class R1	0.75%	0.25%	1.00%	1.00%	577
Class R2	0.25%	0.25%	0.50%	0.50%	296
Class R3	—	0.25%	0.25%	0.25%	151
Total Distribution and Service Fees					$102,521

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2021 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2021, this rebate amounted to $2,501 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2021, were as follows:

Amount
Class A	$—
Class B	—
Class C	1,731

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2021, the fee was $4,389, which equated to 0.0031% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $98,129.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

33

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.0206% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

At May 31, 2021, MFS held approximately 77% of the outstanding shares of Class B and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4.

(4) Portfolio Securities

For the year ended May 31, 2021, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,122,642	$800,000
Non-U.S. Government securities	63,434,182	81,837,022

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/21		Year ended 5/31/20

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,395,899	$16,073,828	560,712	$6,354,034
Class C	554,096	6,220,255	160,345	1,757,588
Class I	10,465,661	120,964,705	6,246,135	70,818,622
Class R6	470,841	5,464,757	969,170	11,085,853
	12,886,497	$148,723,545	7,936,362	$90,016,097

Shares issued to shareholders in reinvestment of distributions
Class A	1,616	$18,531	3,993	$44,601
Class C	597	6,599	—	—
Class I	22,698	261,023	14,444	161,629
Class R2	—	—	4	43
Class R3	—	—	16	179
Class R4	11	125	28	318
Class R6	34	391	27	307
	24,956	$286,669	18,512	$207,077

34

Notes to Financial Statements – continued

	Year ended 5/31/21		Year ended 5/31/20

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,257,388)	$(14,544,236)	(205,297)	$(2,335,764)
Class B	—	—	(2,498)	(27,502)
Class C	(197,551)	(2,171,868)	(41,354)	(458,453)
Class I	(8,097,683)	(93,224,715)	(1,703,504)	(19,073,479)
Class R6	(1,070,768)	(12,273,959)	(243,543)	(2,747,325)
	(10,623,390)	$(122,214,778)	(2,196,196)	$(24,642,523)

Net change
Class A	140,127	$1,548,123	359,408	$4,062,871
Class B	—	—	(2,498)	(27,502)
Class C	357,142	4,054,986	118,991	1,299,135
Class I	2,390,676	28,001,013	4,557,075	51,906,772
Class R2	—	—	4	43
Class R3	—	—	16	179
Class R4	11	125	28	318
Class R6	(599,893)	(6,808,811)	725,654	8,338,835
	2,288,063	$26,795,436	5,758,678	$65,580,651

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2021, the fund’s commitment fee and interest expense were $610 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

35

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Growth Fund	$32,632,249	$24,615,952	$27,766,283	$2,293,407	$8,792,382	$40,567,707
MFS Institutional International Equity Fund	33,133,260	20,370,356	26,426,839	2,729,207	10,757,589	40,563,573
MFS Institutional Money Market Portfolio	52,997	148,431,036	142,974,281	(492)	—	5,509,260
MFS Value Fund	33,219,479	21,725,328	27,643,900	2,890,041	10,292,493	40,483,441
	$99,037,985	$215,142,672	$224,811,303	$7,912,163	$29,842,464	$127,123,981

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Growth Fund					$—	$1,599,649
MFS Institutional International Equity Fund					367,597	99,430
MFS Institutional Money Market Portfolio					4,216	—
MFS Value Fund					742,468	468,310
					$1,114,281	$2,167,389

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund’s investments and the fund’s performance.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Managed Wealth Fund and the Board of Trustees of

MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Managed Wealth Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and others. Our audits also included evaluating the

37

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 16, 2021

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A

John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A

James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019-May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

42

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
William Adams Robert Almeida Mike Roberge Barnaby Wiener

43

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 91.98% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

May 31, 2021

MFS® Blended Research®

Growth Equity Fund

BRW-ANN

MFS® Blended Research® Growth Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets reacted by pushing up yields on global government bonds, though some of the rate rise has since been corrected.

A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, caused by pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

July 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Apple, Inc.	9.0%
Microsoft Corp.	8.9%
Amazon.com, Inc.	6.1%
Facebook, Inc., “A “	5.3%
Alphabet, Inc., “A”	2.7%
Alphabet, Inc., “C”	2.6%
PayPal Holdings, Inc.	2.4%
Adobe Systems, Inc.	2.4%
Applied Materials, Inc.	2.0%
Home Depot, Inc.	1.8%

GICS equity sectors (g)
Information Technology	43.1%
Consumer Discretionary	15.0%
Health Care	14.5%
Communication Services	13.2%
Industrials	4.6%
Consumer Staples	3.9%
Real Estate	2.8%
Financials	1.2%
Materials	0.9%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2021.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2021, Class A shares of the MFS Blended Research Growth Equity Fund (fund) provided a total return of 35.89%, at net asset value. This compares with a return of 39.92% for the fund’s benchmark, the Russell 1000® Growth Index.

Market Environment

The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).

Detractors from Performance

Stock selection within the consumer discretionary sector detracted from performance relative to the Russell® 1000 Growth Index. Within this sector, the timing of the fund’s ownership in shares of electric vehicle manufacturer Tesla, and an overweight position in pizza delivery company Domino’s Pizza (h), held back relative results. The stock price of Tesla advanced as the company posted solid earnings results during the period, driven by strong gross profits, revenue and margin results due, in part, to higher regulatory credits.

3

Management Review – continued

Stock selection in the health care sector also weakened relative returns. Within this sector, the fund’s overweight positions in biotechnology company Biogen (h), pharmaceutical company Incyte Corp and health care provider Humana hindered relative performance.

Elsewhere, the fund’s holdings of office and consumer paper products maker Kimberly-Clark (b) and semiconductor company Intel (b) dampened relative results. The stock price of Kimberly-Clark depreciated as the company reported disappointing financial results and guidance that missed market expectations. Weakness in the company’s professional division and higher selling, general and administration costs, weighed on the company’s results. In addition, the timing of the fund’s ownership in shares of information technology services provider Leidos (h) and power generation company NRG Energy (h) weakened relative returns.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection in the industrials sector contributed to relative performance. Within this sector, the fund’s holdings of agricultural equipment manufacturer AGCO (b) and railroad company Kansas City Southern (b) benefited relative returns. The stock price of AGCO appreciated as the company’s earnings results exceeded consensus estimates on the back of strong sales performance.

The timing of the fund’s exposure to the real estate sector also bolstered relative returns, led by not holding shares of broadcast and communication tower management firm American Tower.

Within other sectors, an overweight position in semiconductor chips and electronics engineering solutions provider Applied Materials, software engineering solutions and technology services provider EPAM Systems, hospital operator HCA Healthcare and cybersecurity technology company CrowdStrike, and not holding shares of biotechnology firm Amgen, helped relative performance. The stock price of Applied Materials advanced as the company reported solid revenue figures and provided favorable guidance, driven by stronger-than-anticipated semiconductor and services sales. Additionally, the fund’s holdings of insurance company MetLife (b) and automotive seating manufacturer Lear (b) further benefited relative returns.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/21

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/21

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/15	35.89%	18.95%	16.97%
B	9/15/15	34.89%	18.07%	16.11%
C	9/15/15	34.91%	18.07%	16.10%
I	9/15/15	36.23%	19.26%	17.27%
R1	9/15/15	34.91%	18.06%	16.10%
R2	9/15/15	35.52%	18.66%	16.68%
R3	9/15/15	35.85%	18.96%	16.97%
R4	9/15/15	36.34%	19.28%	17.28%
R6	9/15/15	36.37%	19.37%	17.36%

Comparative benchmark(s)
Russell 1000® Growth Index (f)		39.92%	22.07%	20.35%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		28.07%	17.55%	15.77%
B With CDSC (Declining over six years from 4% to 0%) (v)		30.89%	17.87%	16.02%
C With CDSC (1% for 12 months) (v)		33.91%	18.07%	16.10%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 1000® Growth Index (h) – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

(h)

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2020 through May 31, 2021

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2020 through May 31, 2021.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/20	Ending Account Value 5/31/21	Expenses Paid During Period (p) 12/01/20-5/31/21
A	Actual	0.74%	$1,000.00	$1,135.87	$3.94
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$1,131.32	$7.92
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$1,131.40	$7.92
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$1,137.29	$2.61
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R1	Actual	1.49%	$1,000.00	$1,131.40	$7.92
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
R2	Actual	0.99%	$1,000.00	$1,134.00	$5.27
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R3	Actual	0.74%	$1,000.00	$1,135.69	$3.94
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R4	Actual	0.49%	$1,000.00	$1,137.62	$2.61
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R6	Actual	0.40%	$1,000.00	$1,137.39	$2.13
	Hypothetical (h)	0.40%	$1,000.00	$1,022.94	$2.02

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/21

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 99.2%
Aerospace & Defense - 0.1%
Northrop Grumman Corp.	901	$329,649

Apparel Manufacturers - 0.4%
NIKE, Inc., “B”	7,319	$998,751

Automotive - 2.2%
Lear Corp.	10,804	$2,089,061
Tesla, Inc. (a)	5,958	3,725,061

		$5,814,122
Biotechnology - 2.2%
Illumina, Inc. (a)	1,814	$735,831
Incyte Corp. (a)	15,194	1,272,953
Moderna, Inc. (a)	1,910	353,369
Regeneron Pharmaceuticals, Inc. (a)	1,825	916,935
Vertex Pharmaceuticals, Inc. (a)	12,498	2,607,458

		$5,886,546
Broadcasting - 0.2%
Discovery Communications, Inc., “C” (a)	9,001	$270,480
Netflix, Inc. (a)	517	259,953

		$530,433
Business Services - 5.3%
Accenture PLC, “A”	15,473	$4,365,862
CBRE Group, Inc., “A” (a)	3,616	317,412
Dropbox, Inc. (a)	43,246	1,182,778
Etsy, Inc. (a)	808	133,102
Fiserv, Inc. (a)	11,125	1,281,600
PayPal Holdings, Inc. (a)	24,201	6,292,744
Syneos Health, Inc. (a)	3,818	335,602

		$13,909,100
Cable TV - 1.2%
Charter Communications, Inc., “A” (a)	4,324	$3,003,148
Comcast Corp., “A”	4,680	268,351

		$3,271,499
Computer Software - 16.3%
Adobe Systems, Inc. (a)	12,353	$6,233,077
Atlassian Corp. PLC, “A” (a)	13,427	3,132,250

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
Autodesk, Inc. (a)	4,681	$1,338,111
Cadence Design Systems, Inc. (a)	10,015	1,271,805
CrowdStrike Holdings, Inc. (a)	14,073	3,126,317
DocuSign, Inc. (a)	12,880	2,596,865
Microsoft Corp.	94,052	23,482,903
Okta, Inc. (a)	963	214,210
salesforce.com, inc. (a)	1,436	341,912
Zoom Video Communications, Inc. (a)	3,905	1,294,625

		$43,032,075
Computer Software - Systems - 13.3%
Apple, Inc.	191,181	$23,823,065
EPAM Systems, Inc. (a)	5,656	2,701,306
HP, Inc.	35,667	1,042,546
ServiceNow, Inc. (a)	8,931	4,232,222
Square, Inc., “A” (a)	6,540	1,455,281
SS&C Technologies Holdings, Inc.	12,441	919,017
Zebra Technologies Corp., “A” (a)	1,967	977,697

		$35,151,134
Construction - 1.1%
D.R. Horton, Inc.	28,145	$2,681,937
Sherwin-Williams Co.	760	215,483

		$2,897,420
Consumer Products - 1.1%
Energizer Holdings, Inc.	11,592	$533,696
Kimberly-Clark Corp.	18,218	2,379,817

		$2,913,513
Containers - 0.3%
Graphic Packaging Holding Co.	37,530	$663,530

Electrical Equipment - 0.2%
Sensata Technologies Holding PLC (a)	8,722	$518,348

Electronics - 6.0%
Advanced Micro Devices (a)	22,050	$1,765,764
Applied Materials, Inc.	38,881	5,370,633
Intel Corp.	16,996	970,811
Lam Research Corp.	1,469	954,630
NVIDIA Corp.	3,758	2,441,873
Texas Instruments, Inc.	22,248	4,223,115

		$15,726,826

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Engineering - Construction - 0.4%
Quanta Services, Inc.	11,807	$1,125,797

Food & Beverages - 1.0%
General Mills, Inc.	15,764	$990,925
PepsiCo, Inc.	10,579	1,565,057

		$2,555,982
Food & Drug Stores - 1.0%
Albertsons Cos., Inc., “A”	35,962	$690,111
Wal-Mart Stores, Inc.	13,735	1,950,782

		$2,640,893
General Merchandise - 0.2%
Dollar General Corp.	2,758	$559,764

Health Maintenance Organizations - 1.4%
Cigna Corp.	4,092	$1,059,214
Humana, Inc.	3,043	1,331,921
UnitedHealth Group, Inc.	3,430	1,412,886

		$3,804,021
Insurance - 0.4%
MetLife, Inc.	16,607	$1,085,434

Internet - 10.7%
Alphabet, Inc., “A” (a)	2,972	$7,004,558
Alphabet, Inc., “C” (a)	2,871	6,923,589
Facebook, Inc., “A” (a)	42,315	13,910,210
GoDaddy, Inc. (a)	3,132	253,566
Roku, Inc. (a)	625	216,694

		$28,308,617
Leisure & Toys - 1.3%
Electronic Arts, Inc.	6,853	$979,499
Polaris, Inc.	3,571	468,587
Take-Two Interactive Software, Inc. (a)	11,074	2,054,891

		$3,502,977
Machinery & Tools - 1.2%
AGCO Corp.	6,970	$964,439
Eaton Corp. PLC	15,239	2,213,465

		$3,177,904
Medical & Health Technology & Services - 3.7%
Charles River Laboratories International, Inc. (a)	1,336	$451,555
HCA Healthcare, Inc.	11,750	2,523,782

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - continued
IDEXX Laboratories, Inc. (a)	6,015	$3,357,032
Laboratory Corp. of America Holdings (a)	430	118,026
McKesson Corp.	14,779	2,843,332
Quest Diagnostics, Inc.	3,305	435,169

		$9,728,896
Medical Equipment - 3.1%
Abbott Laboratories	4,174	$486,897
Align Technology, Inc. (a)	2,571	1,517,276
Avantor, Inc. (a)	53,191	1,710,091
Danaher Corp.	7,121	1,823,973
Maravai Lifesciences Holdings, Inc., “A” (a)	8,140	305,576
QIAGEN N.V. (a)	21,826	1,077,331
Thermo Fisher Scientific, Inc.	2,475	1,162,012

		$8,083,156
Other Banks & Diversified Financials - 3.2%
Mastercard, Inc., “A”	10,713	$3,862,894
Moody’s Corp.	4,457	1,494,655
SLM Corp.	34,670	702,067
Visa, Inc., “A”	11,024	2,505,755

		$8,565,371
Pharmaceuticals - 4.0%
Bristol-Myers Squibb Co.	3,076	$202,155
Eli Lilly & Co.	22,411	4,476,373
Johnson & Johnson	17,392	2,943,596
Merck & Co., Inc.	37,052	2,811,876

		$10,434,000
Railroad & Shipping - 0.9%
Kansas City Southern Co.	7,992	$2,379,059

Real Estate - 2.7%
Extra Space Storage, Inc., REIT	19,574	$2,932,381
Public Storage, Inc., REIT	10,244	2,893,725
Simon Property Group, Inc., REIT	4,820	619,322
VICI Properties, Inc., REIT	17,310	538,860

		$6,984,288
Restaurants - 1.7%
Starbucks Corp.	28,456	$3,240,569
Texas Roadhouse, Inc.	9,903	997,331
Yum China Holdings, Inc.	5,373	363,430

		$4,601,330

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 0.6%
Linde PLC	4,948	$1,487,369

Specialty Stores - 9.2%
Amazon.com, Inc. (a)	4,985	$16,067,004
AutoZone, Inc. (a)	1,226	1,724,492
Home Depot, Inc.	15,224	4,855,086
Ross Stores, Inc.	6,838	864,255
TJX Cos., Inc.	9,736	657,569

		$24,168,406
Tobacco - 0.8%
Altria Group, Inc.	24,735	$1,217,457
Philip Morris International, Inc.	8,803	848,873

		$2,066,330
Trucking - 1.8%
J.B. Hunt Transport Services, Inc.	2,133	$365,895
United Parcel Service, Inc., “B”	20,150	4,324,190

		$4,690,085
Total Common Stocks (Identified Cost, $154,633,448)		$261,592,625

Investment Companies (h) - 0.8%
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 0.03% (v) (Identified Cost, $1,942,970)	1,942,970	$1,942,970

Other Assets, Less Liabilities - 0.0%		111,790
Net Assets - 100.0%		$263,647,385

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,942,970 and $261,592,625, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/21

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $154,633,448)	$261,592,625
Investments in affiliated issuers, at value (identified cost, $1,942,970)	1,942,970
Receivables for
Fund shares sold	94,913
Dividends	205,463
Other assets	593
Total assets	$263,836,564

Liabilities
Payables for
Fund shares reacquired	$82,111
Payable to affiliates
Investment adviser	6,756
Administrative services fee	620
Shareholder servicing costs	26,281
Distribution and service fees	2,688
Payable for independent Trustees’ compensation	14
Accrued expenses and other liabilities	70,709
Total liabilities	$189,179
Net assets	$263,647,385

Net assets consist of
Paid-in capital	$142,123,009
Total distributable earnings (loss)	121,524,376
Net assets	$263,647,385
Shares of beneficial interest outstanding	13,058,926

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$71,048,805	3,535,487	$20.10
Class B	549,973	27,963	19.67
Class C	858,999	43,699	19.66
Class I	4,866,004	240,778	20.21
Class R1	319,848	16,272	19.66
Class R2	181,877	9,024	20.15
Class R3	130,035	6,447	20.17
Class R4	124,265	6,144	20.23
Class R6	185,567,579	9,173,112	20.23

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $21.33 [100 / 94.25 x $20.10]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/21

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$1,930,155
Income on securities loaned	4,750
Other	4,275
Dividends from affiliated issuers	2,023
Total investment income	$1,941,203
Expenses
Management fee	$944,738
Distribution and service fees	172,830
Shareholder servicing costs	68,023
Administrative services fee	41,380
Independent Trustees’ compensation	7,178
Custodian fee	15,890
Shareholder communications	9,821
Audit and tax fees	57,034
Legal fees	1,812
Registration fees	110,264
Miscellaneous	30,725
Total expenses	$1,459,695
Reduction of expenses by investment adviser and distributor	(272,449)
Net expenses	$1,187,246
Net investment income (loss)	$753,957

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$26,224,267
Affiliated issuers	(274)
Net realized gain (loss)	$26,223,993
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$45,439,399
Affiliated issuers	1
Net unrealized gain (loss)	$45,439,400
Net realized and unrealized gain (loss)	$71,663,393
Change in net assets from operations	$72,417,350

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/21	5/31/20
Change in net assets

From operations
Net investment income (loss)	$753,957	$1,317,283
Net realized gain (loss)	26,223,993	12,146,955
Net unrealized gain (loss)	45,439,400	30,271,560
Change in net assets from operations	$72,417,350	$43,735,798
Total distributions to shareholders	$(15,472,121)	$(9,123,061)
Change in net assets from fund share transactions	$(582,973)	$(10,019,311)
Total change in net assets	$56,362,256	$24,593,426

Net assets
At beginning of period	207,285,129	182,691,703
At end of period	$263,647,385	$207,285,129

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/21	5/31/20	5/31/19		5/31/18	5/31/17
Net asset value, beginning of period	$15.79	$13.25	$14.09		$12.07	$10.25

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.06	$0.08		$0.08	$0.08
Net realized and unrealized gain (loss)	5.50	3.12	(0.03	)(g)	2.12	1.77
Total from investment operations	$5.52	$3.18	$0.05		$2.20	$1.85

Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.08)	$(0.07)		$(0.07)	$(0.03)
From net realized gain	(1.17)	(0.56)	(0.82)		(0.11)	—
Total distributions declared to shareholders	$(1.21)	$(0.64)	$(0.89)		$(0.18)	$(0.03)
Net asset value, end of period (x)	$20.10	$15.79	$13.25		$14.09	$12.07
Total return (%) (r)(s)(t)(x)	35.89	24.34	0.95		18.28	18.05

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.90	0.89		0.90	1.47
Expenses after expense reductions (f)	0.74	0.74	0.74		0.74	0.74
Net investment income (loss)	0.08	0.42	0.59		0.61	0.68
Portfolio turnover	71	61	60		73	57
Net assets at end of period (000 omitted)	$71,049	$57,531	$52,918		$55,474	$1,318

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended

	5/31/21	5/31/20	5/31/19		5/31/18	5/31/17
Net asset value, beginning of period	$15.55	$13.08	$13.95		$11.98	$10.22

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$(0.05)	$(0.02)		$(0.03)	$(0.01)
Net realized and unrealized gain (loss)	5.41	3.08	(0.03	)(g)	2.11	1.77
Total from investment operations	$5.29	$3.03	$(0.05)		$2.08	$1.76

Less distributions declared to shareholders
From net investment income	$—	$—	$—		$—	$—
From net realized gain	(1.17)	(0.56)	(0.82)		(0.11)	—
Total distributions declared to shareholders	$(1.17)	$(0.56)	$(0.82)		$(0.11)	$—
Net asset value, end of period (x)	$19.67	$15.55	$13.08		$13.95	$11.98
Total return (%) (r)(s)(t)(x)	34.89	23.42	0.17		17.40	17.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.65	1.64		1.65	2.42
Expenses after expense reductions (f)	1.49	1.49	1.49		1.49	1.49
Net investment income (loss)	(0.67)	(0.33)	(0.14)		(0.25)	(0.08)
Portfolio turnover	71	61	60		73	57
Net assets at end of period (000 omitted)	$550	$408	$428		$333	$249

Class C	Year ended

	5/31/21	5/31/20	5/31/19		5/31/18	5/31/17
Net asset value, beginning of period	$15.54	$13.07	$13.95		$11.97	$10.22

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$(0.05)	$(0.01)		$(0.03)	$(0.01)
Net realized and unrealized gain (loss)	5.41	3.08	(0.05	)(g)	2.12	1.76
Total from investment operations	$5.29	$3.03	$(0.06)		$2.09	$1.75

Less distributions declared to shareholders
From net investment income	$—	$—	$(0.00	)(w)	$—	$—
From net realized gain	(1.17)	(0.56)	(0.82)		(0.11)	—
Total distributions declared to shareholders	$(1.17)	$(0.56)	$(0.82)		$(0.11)	$—
Net asset value, end of period (x)	$19.66	$15.54	$13.07		$13.95	$11.97
Total return (%) (r)(s)(t)(x)	34.91	23.44	0.13		17.50	17.12

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.65	1.65		1.65	2.41
Expenses after expense reductions (f)	1.49	1.49	1.49		1.49	1.49
Net investment income (loss)	(0.67)	(0.33)	(0.11)		(0.26)	(0.05)
Portfolio turnover	71	61	60		73	57
Net assets at end of period (000 omitted)	$859	$613	$525		$338	$159

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended

	5/31/21	5/31/20	5/31/19		5/31/18	5/31/17
Net asset value, beginning of period	$15.87	$13.31	$14.17		$12.10	$10.26

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.10	$0.13		$0.10	$0.10
Net realized and unrealized gain (loss)	5.54	3.14	(0.05	)(g)	2.14	1.78
Total from investment operations	$5.60	$3.24	$0.08		$2.24	$1.88

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.12)	$(0.12)		$(0.06)	$(0.04)
From net realized gain	(1.17)	(0.56)	(0.82)		(0.11)	—
Total distributions declared to shareholders	$(1.26)	$(0.68)	$(0.94)		$(0.17)	$(0.04)
Net asset value, end of period (x)	$20.21	$15.87	$13.31		$14.17	$12.10
Total return (%) (r)(s)(t)(x)	36.23	24.71	1.18		18.57	18.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.65	0.64		0.65	1.32
Expenses after expense reductions (f)	0.49	0.49	0.49		0.49	0.49
Net investment income (loss)	0.33	0.68	0.98		0.75	0.91
Portfolio turnover	71	61	60		73	57
Net assets at end of period (000 omitted)	$4,866	$2,366	$1,560		$195	$673

Class R1	Year ended

	5/31/21	5/31/20	5/31/19		5/31/18	5/31/17
Net asset value, beginning of period	$15.54	$13.08	$13.95		$11.98	$10.22

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.12)	$(0.05)	$(0.02)		$(0.04)	$(0.01)
Net realized and unrealized gain (loss)	5.41	3.07	(0.03	)(g)	2.12	1.77
Total from investment operations	$5.29	$3.02	$(0.05)		$2.08	$1.76

Less distributions declared to shareholders
From net investment income	$—	$—	$—		$—	$—
From net realized gain	(1.17)	(0.56)	(0.82)		(0.11)	—
Total distributions declared to shareholders	$(1.17)	$(0.56)	$(0.82)		$(0.11)	$—
Net asset value, end of period (x)	$19.66	$15.54	$13.08		$13.95	$11.98
Total return (%) (r)(s)(t)(x)	34.91	23.34	0.18		17.40	17.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.64	1.64		1.65	2.49
Expenses after expense reductions (f)	1.49	1.49	1.49		1.49	1.49
Net investment income (loss)	(0.67)	(0.33)	(0.16)		(0.27)	(0.05)
Portfolio turnover	71	61	60		73	57
Net assets at end of period (000 omitted)	$320	$87	$170		$166	$175

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended

	5/31/21	5/31/20	5/31/19		5/31/18	5/31/17
Net asset value, beginning of period	$15.84	$13.29	$14.10		$12.06	$10.24

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$0.03	$0.04		$0.03	$0.05
Net realized and unrealized gain (loss)	5.52	3.13	(0.03	)(g)	2.14	1.77
Total from investment operations	$5.49	$3.16	$0.01		$2.17	$1.82

Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.05)	$—		$(0.02)	$—
From net realized gain	(1.17)	(0.56)	(0.82)		(0.11)	—
Total distributions declared to shareholders	$(1.18)	$(0.61)	$(0.82)		$(0.13)	$—
Net asset value, end of period (x)	$20.15	$15.84	$13.29		$14.10	$12.06
Total return (%) (r)(s)(t)(x)	35.52	24.10	0.61		18.04	17.77

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.16	1.14		1.15	2.02
Expenses after expense reductions (f)	0.99	0.99	0.99		0.99	0.99
Net investment income (loss)	(0.17)	0.17	0.29		0.25	0.44
Portfolio turnover	71	61	60		73	57
Net assets at end of period (000 omitted)	$182	$266	$106		$175	$130

Class R3	Year ended

	5/31/21	5/31/20	5/31/19		5/31/18	5/31/17
Net asset value, beginning of period	$15.85	$13.30	$14.14		$12.09	$10.25

Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.06	$0.08		$0.07	$0.07
Net realized and unrealized gain (loss)	5.52	3.14	(0.03	)(g)	2.13	1.79
Total from investment operations	$5.54	$3.20	$0.05		$2.20	$1.86

Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.09)	$(0.07)		$(0.04)	$(0.02)
From net realized gain	(1.17)	(0.56)	(0.82)		(0.11)	—
Total distributions declared to shareholders	$(1.22)	$(0.65)	$(0.89)		$(0.15)	$(0.02)
Net asset value, end of period (x)	$20.17	$15.85	$13.30		$14.14	$12.09
Total return (%) (r)(s)(t)(x)	35.85	24.35	0.98		18.23	18.11

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.90	0.89		0.90	1.84
Expenses after expense reductions (f)	0.74	0.74	0.74		0.74	0.74
Net investment income (loss)	0.08	0.42	0.59		0.49	0.67
Portfolio turnover	71	61	60		73	57
Net assets at end of period (000 omitted)	$130	$90	$72		$72	$61

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended

	5/31/21	5/31/20	5/31/19		5/31/18	5/31/17
Net asset value, beginning of period	$15.87	$13.32	$14.17		$12.10	$10.26

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.10	$0.12		$0.10	$0.10
Net realized and unrealized gain (loss)	5.56	3.13	(0.04	)(g)	2.15	1.78
Total from investment operations	$5.62	$3.23	$0.08		$2.25	$1.88

Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.12)	$(0.11)		$(0.07)	$(0.04)
From net realized gain	(1.17)	(0.56)	(0.82)		(0.11)	—
Total distributions declared to shareholders	$(1.26)	$(0.68)	$(0.93)		$(0.18)	$(0.04)
Net asset value, end of period (x)	$20.23	$15.87	$13.32		$14.17	$12.10
Total return (%) (r)(s)(t)(x)	36.34	24.60	1.18		18.65	18.37

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.65	0.64		0.65	1.58
Expenses after expense reductions (f)	0.49	0.49	0.49		0.49	0.49
Net investment income (loss)	0.33	0.67	0.84		0.74	0.93
Portfolio turnover	71	61	60		73	57
Net assets at end of period (000 omitted)	$124	$91	$73		$72	$61

Class R6	Year ended

	5/31/21	5/31/20	5/31/19		5/31/18	5/31/17
Net asset value, beginning of period	$15.89	$13.32	$14.18		$12.11	$10.26

Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.11	$0.13		$0.11	$0.11
Net realized and unrealized gain (loss)	5.53	3.16	(0.05	)(g)	2.15	1.78
Total from investment operations	$5.61	$3.27	$0.08		$2.26	$1.89

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.14)	$(0.12)		$(0.08)	$(0.04)
From net realized gain	(1.17)	(0.56)	(0.82)		(0.11)	—
Total distributions declared to shareholders	$(1.27)	$(0.70)	$(0.94)		$(0.19)	$(0.04)
Net asset value, end of period (x)	$20.23	$15.89	$13.32		$14.18	$12.11
Total return (%) (r)(s)(t)(x)	36.29	24.86	1.22		18.71	18.51

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.55	0.55		0.57	0.65
Expenses after expense reductions (f)	0.40	0.39	0.40		0.39	0.43
Net investment income (loss)	0.42	0.77	0.93		0.83	0.97
Portfolio turnover	71	61	60		73	57
Net assets at end of period (000 omitted)	$185,568	$145,833	$126,840		$128,183	$122,177

See Notes to Financial Statements

24

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Growth Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on the fund’s accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

26

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

27

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2021 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$261,592,625	$—	$—	$261,592,625
Mutual Funds	1,942,970	—	—	1,942,970
Total	$263,535,595	$—	$—	$263,535,595

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2021, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the

28

Notes to Financial Statements – continued

performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

29

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/21	Year ended 5/31/20
Ordinary income (including any short-term capital gains)	$3,415,180	$1,625,026
Long-term capital gains	12,056,941	7,498,035

Total distributions	$15,472,121	$9,123,061

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/21

Cost of investments	$157,126,993
Gross appreciation	107,281,121

Gross depreciation	(872,519)
Net unrealized appreciation (depreciation)	$106,408,602

Undistributed ordinary income	7,138,745
Undistributed long-term capital gain	7,977,029
Total distributable earnings (loss)	$121,524,376

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 5/31/21	Year ended 5/31/20
Class A	$3,947,086	$2,343,673
Class B	35,800	14,943
Class C	51,162	22,006
Class I	217,273	84,493
Class R1	8,173	7,293
Class R2	20,775	5,012
Class R3	7,351	3,519
Class R4	7,230	3,741
Class R6	11,177,271	6,638,381
Total	$15,472,121	$9,123,061

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and

30

Notes to Financial Statements – continued

facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2021, this management fee reduction amounted to $27,076, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses , such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2022. For the year ended May 31, 2021, this reduction amounted to $245,350, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $12,031 for the year ended May 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$156,877
Class B	0.75%	0.25%	1.00%	1.00%	5,205
Class C	0.75%	0.25%	1.00%	1.00%	7,317
Class R1	0.75%	0.25%	1.00%	1.00%	1,839
Class R2	0.25%	0.25%	0.50%	0.50%	1,312
Class R3	—	0.25%	0.25%	0.25%	280
Total Distribution and Service Fees					$172,830

31

Notes to Financial Statements – continued

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2021 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2021, this rebate amounted to $23 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2021, were as follows:

Amount
Class A	$6
Class B	713
Class C	157

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2021, the fee was $5,112, which equated to 0.0022% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $62,911.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.0175% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

32

Notes to Financial Statements – continued

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

At May 31, 2021 MFS held approximately 66% and 94% of the outstanding shares of Class R2 and Class R3, respectively, and 100% of the outstanding shares of Class R4.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2021, this reimbursement amounted to $4,236, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $166,290,270 and $182,862,902, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/21		Year ended 5/31/20

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,231,442	$22,383,881	1,821,174	$26,290,288
Class B	8,752	155,490	145	2,200
Class C	19,399	350,582	8,800	124,505
Class I	111,722	2,106,401	85,947	1,232,685
Class R1	10,217	182,668	104	2,216
Class R2	1,123	20,514	9,332	141,727
Class R3	355	6,585	—	—
Class R6	2,368,613	41,313,522	1,212,208	17,325,820
	3,751,623	$66,519,643	3,137,710	$45,119,441

Shares issued to shareholders in reinvestment of distributions
Class A	34,337	$617,724	10,332	$152,909
Class B	2,026	35,800	1,021	14,943
Class C	2,897	51,162	1,505	22,006
Class I	12,013	217,070	5,686	84,493
Class R1	463	8,173	499	7,293
Class R2	1,150	20,775	337	5,012
Class R3	407	7,351	237	3,519
Class R4	400	7,230	251	3,741
Class R6	618,212	11,177,271	446,428	6,638,381
	671,905	$12,142,556	466,296	$6,932,297

33

Notes to Financial Statements – continued

	Year ended 5/31/21		Year ended 5/31/20

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(1,374,155)	$(24,377,812)	(2,182,341)	$(31,479,205)
Class B	(9,077)	(164,195)	(7,591)	(105,958)
Class C	(18,007)	(319,710)	(11,025)	(158,336)
Class I	(32,033)	(595,111)	(59,776)	(885,829)
Class R1	(16)	(270)	(7,986)	(119,952)
Class R2	(10,065)	(186,015)	(828)	(12,719)
Class R3	(1)	(10)	—	—
Class R6	(2,994,107)	(53,602,049)	(1,998,491)	(29,309,050)
	(4,437,461)	$(79,245,172)	(4,268,038)	$(62,071,049)

Net change
Class A	(108,376)	$(1,376,207)	(350,835)	$(5,036,008)
Class B	1,701	27,095	(6,425)	(88,815)
Class C	4,289	82,034	(720)	(11,825)
Class I	91,702	1,728,360	31,857	431,349
Class R1	10,664	190,571	(7,383)	(110,443)
Class R2	(7,792)	(144,726)	8,841	134,020
Class R3	761	13,926	237	3,519
Class R4	400	7,230	251	3,741
Class R6	(7,282)	(1,111,256)	(339,855)	(5,344,849)
	(13,933)	$(582,973)	(664,032)	$(10,019,311)
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2060 Fund were the owners of record of approximately 13%, 12%, 10%, 8%, 8%, 5%, 5%, 5%, 3%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the

34

Notes to Financial Statements – continued

participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2021, the fund’s commitment fee and interest expense were $1,002 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$837,500	$61,936,094	$60,830,351	$(274)	$1	$1,942,970

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$2,023	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund’s investments and the fund’s performance.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of

MFS Blended Research Growth Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Growth Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

36

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A

John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A

James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019-May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head –Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

41

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

42

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $14,813,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 28.74% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

44

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

46

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report
May 31, 2021
MFS®  Blended Research®
Small Cap Equity Fund
BRS-ANN

MFS® Blended Research®
Small Cap Equity Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets reacted by pushing up yields on global government bonds, though some of the rate rise has since been corrected.
A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, caused by pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
July 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
CNO Financial Group, Inc.	1.6%
Evercore Partners, Inc.	1.5%
Texas Roadhouse, Inc.	1.5%
Box, Inc., “A”	1.5%
Prestige Consumer Healthcare, Inc.	1.5%
Univar Solutions, Inc.	1.4%
Builders FirstSource, Inc.	1.4%
Funko, Inc., “A”	1.4%
Eagle Materials, Inc.	1.4%
Element Solutions, Inc.	1.4%
GICS equity sectors (g)
Health Care	19.0%
Industrials	14.9%
Financials	14.6%
Consumer Discretionary	13.7%
Information Technology	13.2%
Real Estate	7.2%
Materials	5.0%
Energy	3.3%
Consumer Staples	3.3%
Communication Services	2.6%
Utilities	1.8%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended May 31, 2021, Class A shares of the MFS Blended Research Small Cap Equity Fund (fund) provided a total return of 55.75%, at net asset value. This compares with a return of 64.56% for the fund’s benchmark, the Russell 2000® Index.
Market Environment
The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).
Detractors from Performance
Stock selection in the consumer discretionary sector was a primary factor in the fund’s underperformance relative to the Russell 2000® Index. Within this sector, holding shares of educational services provider Grand Canyon Education(b) and the timing of the fund’s ownership in shares of gaming and racing facility operator Penn National Gaming detracted from relative performance. The stock price of Penn National Gaming appreciated over the period as the company reported solid earnings results that benefited from cost controls and a recovery in gaming visitors. Additionally, not owning shares of video game retailer GameStop further held back relative performance.
3

Management Review - continued
Stock selection within the communication services, consumer staples and industrials sectors also detracted from relative performance. Within the communication services sector, the fund’s holdings of broadband communications provider Cable One(b)(h) dampened relative returns. Within the consumer staples sector, holding shares of batteries and lighting products manufacturer Energizer Holdings(b) weakened relative results. The stock price of Energizer Holdings declined over the period as the company reported earnings per share results that were below consensus estimates, primarily due to higher COVID-19 related expenses, which resulted in weaker gross margins. Within the industrials sector, the fund’s holdings of information solutions and services provider CACI International(b) and transportation & logistics company Schneider National(b)(h) hindered relative performance.
Elsewhere, the fund’s overweight position in shares of biopharmaceutical company Akebia Therapeutics(h), real estate investment trust Easterly Government Properties(h) and over-the-counter health care and household cleaning products manufacturer and distributor Prestige Consumer Healthcare detracted from relative returns.
Contributors to Performance
Stock selection in the financials sector contributed to relative performance. Within this sector, the fund’s holdings of software and services provider to financial institutions SimCorp(b)(h) (Denmark) and commercial banking service provider Signature Bank(b) supported relative returns. The stock price of Signature Bank appreciated as the company reported solid financial results, driven by higher fee income, lower operating expenses and a lower provision for loan losses.
An underweight position and stock selection in the utilities sector also benefited relative returns. However, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative contributors during the reporting period.
Within other sectors, the fund’s overweight positions in global healthcare solutions company Owens & Minor, biotherapeutic company Seres Therapeutics(h), healthcare services company Tenet Healthcare, gaming and lottery industries global leader Scientific Games and biotechnology company Five Prime Therapeutics buoyed relative performance. In addition, the fund’s holdings of contracting services provider Quanta Services(b), agricultural equipment manufacturer AGCO(b) and building materials producer Eagle Materials(b) helped relative results. The stock price of Quanta Services appreciated as the company reported strong financial results, owing to higher-than-expected electrical revenues and better margin performance.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These
4

Management Review - continued
views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 5/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
6

Performance Summary  - continued
Total Returns through 5/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/15	55.75%	13.77%	12.70%
B	9/15/15	54.50%	12.91%	11.85%
C	9/15/15	54.55%	12.91%	11.86%
I	9/15/15	56.17%	14.04%	12.99%
R1	9/15/15	54.64%	12.91%	11.86%
R2	9/15/15	55.37%	13.48%	12.41%
R3	9/15/15	55.83%	13.77%	12.70%
R4	9/15/15	56.23%	14.05%	12.98%
R6	9/15/15	56.40%	14.16%	13.07%
529A	7/14/16	55.75%	N/A	13.25%
529B	7/14/16	55.66%	N/A	12.62%
529C	7/14/16	54.47%	N/A	12.38%
Comparative benchmark(s)

Russell 2000® Index (f)	64.56%	16.01%	14.11%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	46.79%	12.43%	11.54%
B With CDSC (Declining over six years from 4% to 0%) (v)	50.50%	12.66%	11.75%
C With CDSC (1% for 12 months) (v)	53.55%	12.91%	11.86%
529A With Initial Sales Charge (5.75%)	46.79%	N/A	11.88%
529B With CDSC (Declining over six years from 4% to 0%) (v)	51.66%	N/A	12.36%
529C With CDSC (1% for 12 months) (v)	53.47%	N/A	12.38%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
7

Performance Summary  - continued
Benchmark Definition(s)
Russell 2000® Index(h) - constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2020 through May 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2020 through May 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/20	Ending Account Value 5/31/21	Expenses Paid During Period (p) 12/01/20-5/31/21
A	Actual	0.99%	$1,000.00	$1,298.48	$5.67
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
B	Actual	1.73%	$1,000.00	$1,293.36	$9.89
	Hypothetical (h)	1.73%	$1,000.00	$1,016.31	$8.70
C	Actual	1.74%	$1,000.00	$1,293.59	$9.95
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
I	Actual	0.74%	$1,000.00	$1,300.24	$4.24
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R1	Actual	1.74%	$1,000.00	$1,293.36	$9.95
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
R2	Actual	1.24%	$1,000.00	$1,297.01	$7.10
	Hypothetical (h)	1.24%	$1,000.00	$1,018.75	$6.24
R3	Actual	0.99%	$1,000.00	$1,298.57	$5.67
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R4	Actual	0.74%	$1,000.00	$1,299.80	$4.24
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R6	Actual	0.65%	$1,000.00	$1,301.40	$3.73
	Hypothetical (h)	0.65%	$1,000.00	$1,021.69	$3.28
529A	Actual	1.01%	$1,000.00	$1,298.65	$5.79
	Hypothetical (h)	1.01%	$1,000.00	$1,019.90	$5.09
529B	Actual	1.04%	$1,000.00	$1,298.32	$5.96
	Hypothetical (h)	1.04%	$1,000.00	$1,019.75	$5.24
529C	Actual	1.79%	$1,000.00	$1,293.50	$10.24
	Hypothetical (h)	1.79%	$1,000.00	$1,016.01	$9.00
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
For the period from December 1, 2020 through May 31, 2021, the distribution fee for Class 529B was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.79%, $10.26, and $9.00 for Class 529B. See Note 3 in the Notes to Financial Statements for additional information.
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation
10

Expense Table - continued
arrangement. For Class B and Class 529A shares, this rebate reduced the expense ratios above by 0.01% and 0.03%, respectively. See Note 3 in the Notes to Financial Statements for additional information.
11

Portfolio of Investments
5/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.6%
Aerospace & Defense – 0.7%
CACI International, Inc., “A” (a)	9,297	$ 2,370,363
Apparel Manufacturers – 1.4%
FIGS, Inc. (a)	15,870	$ 541,961
Skechers USA, Inc., “A” (a)	93,312	4,432,320
		$4,974,281
Automotive – 0.2%
American Axle & Manufacturing, Inc. (a)	17,665	$ 197,848
REV Group, Inc. (a)	9,526	178,327
Stoneridge, Inc. (a)	4,960	150,982
XPEL, Inc. (a)	2,990	245,180
		$772,337
Biotechnology – 7.0%
Adaptive Biotechnologies Corp. (a)	34,691	$ 1,311,667
Agios Pharmaceuticals, Inc. (a)	4,832	269,529
Alkermes PLC (a)	53,820	1,220,099
AnaptysBio, Inc. (a)	26,467	631,767
Avid Bioservices, Inc. (a)	20,710	440,709
Calithera Biosciences, Inc. (a)	113,458	258,684
Clovis Oncology, Inc. (a)(l)	99,182	508,804
Coherus BioSciences, Inc. (a)	85,192	1,121,127
CymaBay Therapeutics, Inc. (a)	184,244	779,352
CytomX Therapeutics, Inc. (a)	225,962	1,617,888
Eiger BioPharmaceuticals, Inc. (a)	24,253	190,629
Exelixis, Inc. (a)	14,479	326,501
ImmunoGen, Inc. (a)	67,689	418,318
Lexicon Pharmaceuticals, Inc. (a)	115,668	507,783
Macrogenics, Inc. (a)	61,500	1,979,685
Meridian Bioscience, Inc. (a)	96,179	1,996,676
Novavax, Inc. (a)	13,431	1,982,684
Organogenesis Holdings, Inc. (a)	24,862	443,289
Prothena Corp. PLC (a)	56,518	1,648,630
Radius Health, Inc. (a)	38,061	734,197
Sorrento Therapeutics, Inc. (a)(l)	78,849	592,944
Translate Bio, Inc. (a)	53,945	971,549
Travere Therapeutics, Inc. (a)	76,239	1,156,546
Vanda Pharmaceuticals, Inc. (a)	118,342	2,093,470
Varex Imaging Corp. (a)	48,851	1,225,672
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Biotechnology – continued
Vir Biotechnology, Inc. (a)	15,530	$ 650,862
		$25,079,061
Brokerage & Asset Managers – 1.5%
Evercore Partners, Inc.	37,098	$ 5,411,114
Business Services – 3.3%
Forrester Research, Inc. (a)	60,764	$ 2,607,383
MoneyGram International, Inc. (a)	167,538	1,641,873
RE/MAX Holdings, Inc., “A”	72,716	2,545,787
Rush Enterprises, Inc., “A”	31,824	1,521,187
Syneos Health, Inc. (a)	40,950	3,599,505
		$11,915,735
Chemicals – 1.9%
Element Solutions, Inc.	207,286	$ 4,848,420
Rayonier Advanced Materials, Inc. (a)	252,892	1,952,326
		$6,800,746
Computer Software – 3.5%
ACI Worldwide, Inc. (a)	44,192	$ 1,690,786
Altair Engineering, Inc., “A” (a)	2,746	184,998
Appian Corp. (a)	3,573	323,285
Cornerstone OnDemand, Inc. (a)	42,736	1,879,102
Pagerduty, Inc. (a)	71,441	2,904,076
Paylocity Holding Corp. (a)	16,384	2,782,495
Sprout Social, Inc. (a)	15,957	1,107,735
Tenable Holdings, Inc. (a)	35,444	1,481,559
		$12,354,036
Computer Software - Systems – 3.1%
Box, Inc., “A” (a)	227,819	$ 5,310,461
Five9, Inc. (a)	21,860	3,871,406
Pitney Bowes, Inc.	41,712	349,547
Rimini Street, Inc. (a)	22,528	146,657
Verint Systems, Inc. (a)	26,630	1,227,909
		$10,905,980
Construction – 3.5%
Builders FirstSource, Inc. (a)	113,781	$ 5,067,806
Century Communities, Inc.	12,968	1,055,336
Eagle Materials, Inc.	33,458	4,910,296
GMS, Inc. (a)	29,074	1,331,298
		$12,364,736
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Consumer Products – 2.9%
Energizer Holdings, Inc.	72,174	$ 3,322,891
Nu Skin Enterprises, Inc., “A”	20,658	1,242,785
Prestige Consumer Healthcare, Inc. (a)	106,109	5,291,656
Tupperware Brands Corp. (a)	26,610	682,281
		$10,539,613
Consumer Services – 1.2%
BrightView Holdings, Inc. (a)	20,282	$ 351,893
Grand Canyon Education, Inc. (a)	38,868	3,534,656
Medifast, Inc.	1,669	554,525
		$4,441,074
Electrical Equipment – 1.9%
Advanced Drainage Systems, Inc.	23,333	$ 2,646,429
TriMas Corp. (a)	123,965	4,018,945
		$6,665,374
Electronics – 5.2%
Advanced Energy Industries, Inc.	41,197	$ 4,202,506
Alpha and Omega Semiconductor Ltd. (a)	13,837	445,690
Amkor Technology, Inc.	141,879	2,993,647
Jabil Circuit, Inc.	36,054	2,035,248
Plexus Corp. (a)	39,401	3,893,213
Sanmina Corp. (a)	40,506	1,705,707
Silicon Laboratories, Inc. (a)	23,173	3,164,505
		$18,440,516
Energy - Independent – 1.2%
Antero Resources Corp. (a)	47,208	$ 609,455
CONSOL Energy, Inc. (a)	45,074	691,435
Magnolia Oil & Gas Corp., “A” (a)	228,966	2,958,241
		$4,259,131
Engineering - Construction – 2.6%
APi Group, Inc. (a)	183,197	$ 3,874,616
Construction Partners, Inc., “A” (a)	31,714	1,021,508
Quanta Services, Inc.	47,551	4,533,988
		$9,430,112
Food & Beverages – 1.1%
Hostess Brands, Inc. (a)	261,607	$ 4,101,998
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Forest & Paper Products – 0.6%
Clearwater Paper Corp. (a)	25,459	$ 726,345
Verso Corp., “A”	83,201	1,415,249
		$2,141,594
Gaming & Lodging – 2.5%
Everi Holdings, Inc. (a)	94,977	$ 1,968,873
Penn National Gaming, Inc. (a)	39,921	3,272,324
Wyndham Hotels & Resorts, Inc.	48,611	3,648,742
		$8,889,939
Insurance – 2.9%
CNO Financial Group, Inc.	218,501	$ 5,803,387
Heritage Insurance Holdings, Inc.	40,041	333,542
Reinsurance Group of America, Inc.	32,514	4,097,739
		$10,234,668
Internet – 2.7%
Brightcove, Inc. (a)	26,108	$ 378,566
Cars.com, Inc. (a)	203,724	2,976,408
Digital Turbine, Inc. (a)	35,384	2,341,359
QuinStreet, Inc. (a)	91,851	1,663,422
TechTarget (a)	25,428	1,787,843
TrueCar, Inc. (a)	83,451	493,195
		$9,640,793
Leisure & Toys – 3.8%
Brunswick Corp.	44,853	$ 4,585,322
Funko, Inc., “A” (a)	187,526	4,922,558
Malibu Boats, Inc., “A” (a)	48,651	3,815,211
Nautilus, Inc. (a)	19,198	345,756
		$13,668,847
Machinery & Tools – 2.2%
ACCO Brands Corp.	27,473	$ 250,279
AGCO Corp.	2,711	375,121
ITT, Inc.	19,569	1,837,529
Regal Beloit Corp.	33,724	4,796,565
Titan Machinery, Inc. (a)	25,485	781,880
		$8,041,374
Medical & Health Technology & Services – 2.3%
Covetrus, Inc. (a)	18,517	$ 513,662
Owens & Minor, Inc.	60,535	2,706,520
Signify Health, Inc., “A” (a)	36,969	935,316
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – continued
Tenet Healthcare Corp. (a)	59,472	$ 3,979,271
		$8,134,769
Medical Equipment – 4.2%
Accuray, Inc. (a)	161,654	$ 688,646
Alphatec Holdings, Inc. (a)	71,480	1,036,460
AngioDynamics, Inc. (a)	62,917	1,454,641
Avanos Medical, Inc. (a)	39,297	1,575,810
Bio-Techne Corp.	4,492	1,858,924
Envista Holdings Corp. (a)	9,266	404,368
Integer Holdings Corp. (a)	29,333	2,653,757
LivaNova PLC (a)	4,683	391,218
Merit Medical Systems, Inc. (a)	19,201	1,158,588
OraSure Technologies, Inc. (a)	63,356	608,851
Orthofix Medical, Inc. (a)	15,901	647,171
Quidel Corp. (a)	16,062	1,897,083
Zynex, Inc. (a)(l)	50,433	767,590
		$15,143,107
Metals & Mining – 0.9%
Ryerson Holding Corp. (a)	75,405	$ 1,248,707
TimkenSteel Corp. (a)	86,738	1,314,081
United States Steel Corp.	24,477	634,688
		$3,197,476
Natural Gas - Distribution – 0.3%
MDU Resources Group, Inc.	33,060	$ 1,112,800
Natural Gas - Pipeline – 0.6%
Antero Midstream Corp.	75,374	$ 723,591
Equitrans Midstream Corp.	169,517	1,396,820
		$2,120,411
Network & Telecom – 0.6%
Cambium Networks Corp. (a)	24,772	$ 1,429,592
QTS Realty Trust, Inc., REIT, “A”	7,440	471,547
Ribbon Communications, Inc. (a)	35,704	265,638
		$2,166,777
Oil Services – 2.4%
Cactus, Inc., “A”	133,896	$ 4,691,716
ChampionX Corp. (a)	16,594	439,741
Liberty Oilfield Services, Inc. (a)	32,267	482,714
16

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Oil Services – continued
MRC Global, Inc. (a)	288,593	$ 3,099,489
		$8,713,660
Other Banks & Diversified Financials – 10.7%
Bank OZK	100,355	$ 4,286,162
Cathay General Bancorp, Inc.	112,800	4,701,504
First Hawaiian, Inc.	86,473	2,435,080
Hanmi Financial Corp.	193,933	4,068,714
Herc Holdings, Inc. (a)	14,163	1,629,028
Prosperity Bancshares, Inc.	41,072	3,090,668
Signature Bank	11,476	2,866,131
SLM Corp.	215,006	4,353,871
UMB Financial Corp.	49,839	4,819,930
Umpqua Holdings Corp.	129,432	2,469,563
Wintrust Financial Corp.	43,719	3,515,882
		$38,236,533
Pharmaceuticals – 3.0%
Amneal Pharmaceuticals, Inc. (a)	62,498	$ 353,739
Aquestive Therapeutics, Inc. (a)	42,006	155,842
Collegium Pharmaceutical, Inc. (a)	54,253	1,296,104
Emergent BioSolutions, Inc. (a)	21,738	1,318,410
G1 Therapeutics, Inc. (a)	30,502	662,503
Gritstone bio, Inc. (a)	59,123	543,932
IDEAYA Biosciences, Inc. (a)	52,787	1,063,658
KalVista Pharmaceuticals, Inc. (a)	33,305	899,235
OPKO Health, Inc. (a)	34,049	130,067
Phibro Animal Health Corp., “A”	47,337	1,334,430
TCR Therapeutics, Inc. (a)	4,446	85,141
United Therapeutics Corp. (a)	15,462	2,874,386
		$10,717,447
Pollution Control – 0.2%
U.S. Ecology, Inc. (a)	19,260	$ 763,274
Printing & Publishing – 0.2%
Gannett Co., Inc. (a)	122,232	$ 627,050
Railroad & Shipping – 0.1%
Genco Shipping & Trading Ltd.	13,837	$ 218,625
Real Estate – 6.3%
Broadstone Net Lease, Inc.	79,822	$ 1,743,312
Corporate Office Properties Trust, REIT	31,243	862,307
Empire State Realty Trust, REIT, “A”	162,877	1,926,835
17

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Industrial Logistics Properties Trust, REIT	39,030	$ 978,092
Innovative Industrial Properties, Inc., REIT	6,994	1,260,529
Life Storage, Inc., REIT	1,614	160,496
National Storage Affiliates Trust, REIT	83,435	3,846,353
Spirit Realty Capital, Inc., REIT	67,295	3,180,362
STAG Industrial, Inc., REIT	108,779	3,884,498
STORE Capital Corp., REIT	107,810	3,708,664
Uniti Group, Inc., REIT	98,940	1,074,488
		$22,625,936
Restaurants – 2.2%
Performance Food Group Co. (a)	48,428	$ 2,427,696
Texas Roadhouse, Inc.	53,526	5,390,603
		$7,818,299
Specialty Chemicals – 1.6%
Kraton Corp. (a)	19,814	$ 672,685
Univar Solutions, Inc. (a)	188,530	5,107,278
		$5,779,963
Specialty Stores – 2.8%
Bed Bath & Beyond, Inc. (a)	6,318	$ 176,841
Camping World Holdings, Inc. “A”	48,347	2,146,123
Lumber Liquidators Holdings, Inc. (a)	42,527	968,765
Overstock.com, Inc. (a)	30,264	2,585,454
Petco Health & Wellness Co., Inc. (a)(l)	70,970	1,607,470
Signet Jewelers Ltd. (a)	4,450	269,581
Urban Outfitters, Inc. (a)	62,088	2,431,366
		$10,185,600
Telecommunications - Wireless – 0.3%
Telephone and Data Systems, Inc.	40,227	$ 1,034,638
Telephone Services – 0.2%
Consolidated Communications Holdings, Inc. (a)	80,888	$ 757,112
Trucking – 1.3%
Daseke, Inc. (a)	40,934	$ 296,362
Forward Air Corp.	44,281	4,290,386
		$4,586,748
18

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 1.5%
NRG Energy, Inc.	32,704	$ 1,051,434
Portland General Electric Co.	92,042	4,412,493
		$5,463,927
Total Common Stocks (Identified Cost, $256,387,986)		$ 352,847,574
Investment Companies (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 0.03% (v) (Identified Cost, $5,215,555)	5,215,555	$ 5,215,555
Collateral for Securities Loaned – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.01% (j) (Identified Cost, $1,165,932)	1,165,932	$ 1,165,932
Other Assets, Less Liabilities – (0.4)%		(1,309,104)
Net Assets – 100.0%		$ 357,919,957

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $5,215,555 and $354,013,506, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
19

Financial Statements
Statement of Assets and Liabilities
At 5/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $1,358,593 of securities on loan (identified cost, $257,553,918)	$354,013,506
Investments in affiliated issuers, at value (identified cost, $5,215,555)	5,215,555
Receivables for
Fund shares sold	609,435
Interest and dividends	267,944
Other assets	735
Total assets	$360,107,175
Liabilities
Payables for
Investments purchased	$349,140
Fund shares reacquired	486,011
Collateral for securities loaned, at value (c)	1,165,932
Payable to affiliates
Investment adviser	21,768
Administrative services fee	788
Shareholder servicing costs	73,237
Distribution and service fees	5,516
Program manager fees	89
Payable for independent Trustees' compensation	17
Accrued expenses and other liabilities	84,720
Total liabilities	$2,187,218
Net assets	$357,919,957
Net assets consist of
Paid-in capital	$250,269,046
Total distributable earnings (loss)	107,650,911
Net assets	$357,919,957
Shares of beneficial interest outstanding	20,302,919

(c)	Non-cash collateral is not included.
20

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$73,141,403	4,161,750	$17.57
Class B	615,488	35,879	17.15
Class C	7,502,598	437,699	17.14
Class I	80,950,408	4,582,182	17.67
Class R1	4,996,344	291,300	17.15
Class R2	16,869,754	961,634	17.54
Class R3	666,720	37,866	17.61
Class R4	23,280,889	1,316,724	17.68
Class R6	136,883,295	7,735,450	17.70
Class 529A	11,395,953	648,005	17.59
Class 529B	297,110	17,235	17.24
Class 529C	1,319,995	77,195	17.10

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $18.64 [100 / 94.25 x $17.57] and $18.66 [100 / 94.25 x $17.59], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.
See Notes to Financial Statements
21

Financial Statements
Statement of Operations
Year ended 5/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$3,666,272
Other	69,469
Income on securities loaned	41,132
Dividends from affiliated issuers	2,129
Foreign taxes withheld	(1,457)
Total investment income	$3,777,545
Expenses
Management fee	$1,981,730
Distribution and service fees	361,104
Shareholder servicing costs	230,637
Program manager fees	5,216
Administrative services fee	50,068
Independent Trustees' compensation	7,728
Custodian fee	21,275
Shareholder communications	23,181
Audit and tax fees	58,666
Legal fees	2,197
Miscellaneous	154,818
Total expenses	$2,896,620
Reduction of expenses by investment adviser and distributor	(386,222)
Net expenses	$2,510,398
Net investment income (loss)	$1,267,147
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$39,487,628
Affiliated issuers	(158)
Net realized gain (loss)	$39,487,470
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$95,961,919
Net realized and unrealized gain (loss)	$135,449,389
Change in net assets from operations	$136,716,536
See Notes to Financial Statements
22

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/21	5/31/20
Change in net assets
From operations
Net investment income (loss)	$1,267,147	$1,554,819
Net realized gain (loss)	39,487,470	(23,468,433)
Net unrealized gain (loss)	95,961,919	(3,474,916)
Change in net assets from operations	$136,716,536	$(25,388,530)
Total distributions to shareholders	$(1,950,036)	$(4,783,135)
Change in net assets from fund share transactions	$(35,913,426)	$108,097,955
Total change in net assets	$98,853,074	$77,926,290
Net assets
At beginning of period	259,066,883	181,140,593
At end of period	$357,919,957	$259,066,883
See Notes to Financial Statements
23

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.33	$12.77	$13.83	$11.91	$10.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.06	$0.06	$0.05	$0.05
Net realized and unrealized gain (loss)	6.26	(1.28)	(0.44)	2.32	1.57
Total from investment operations	$6.30	$(1.22)	$(0.38)	$2.37	$1.62
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.05)	$(0.04)	$(0.06)	$(0.03)
From net realized gain	—	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.06)	$(0.22)	$(0.68)	$(0.45)	$(0.07)
Net asset value, end of period (x)	$17.57	$11.33	$12.77	$13.83	$11.91
Total return (%) (r)(s)(t)(x)	55.75	(9.87)	(2.28)	20.15	15.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.16	1.22	1.28	1.88
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	0.96
Net investment income (loss)	0.26	0.48	0.41	0.41	0.45
Portfolio turnover	80	75	64	90	90
Net assets at end of period (000 omitted)	$73,141	$57,133	$60,929	$43,682	$3,700
See Notes to Financial Statements
24

Financial Highlights – continued
Class B	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.10	$12.56	$13.67	$11.81	$10.33
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.03)	$(0.05)	$(0.05)	$(0.04)
Net realized and unrealized gain (loss)	6.12	(1.26)	(0.42)	2.30	1.56
Total from investment operations	$6.05	$(1.29)	$(0.47)	$2.25	$1.52
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	—	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$—	$(0.17)	$(0.64)	$(0.39)	$(0.04)
Net asset value, end of period (x)	$17.15	$11.10	$12.56	$13.67	$11.81
Total return (%) (r)(s)(t)(x)	54.50	(10.53)	(3.00)	19.28	14.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.91	1.97	2.07	3.04
Expenses after expense reductions (f)	1.74	1.74	1.74	1.74	1.74
Net investment income (loss)	(0.52)	(0.27)	(0.36)	(0.39)	(0.34)
Portfolio turnover	80	75	64	90	90
Net assets at end of period (000 omitted)	$615	$387	$500	$403	$243
See Notes to Financial Statements
25

Financial Highlights – continued
Class C	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.09	$12.55	$13.66	$11.80	$10.33
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.03)	$(0.03)	$(0.05)	$(0.03)
Net realized and unrealized gain (loss)	6.12	(1.26)	(0.44)	2.30	1.54
Total from investment operations	$6.05	$(1.29)	$(0.47)	$2.25	$1.51
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$(0.00)(w)	$—	$—
From net realized gain	—	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$—	$(0.17)	$(0.64)	$(0.39)	$(0.04)
Net asset value, end of period (x)	$17.14	$11.09	$12.55	$13.66	$11.80
Total return (%) (r)(s)(t)(x)	54.55	(10.53)	(2.97)	19.30	14.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.91	1.97	2.07	2.87
Expenses after expense reductions (f)	1.74	1.74	1.74	1.74	1.74
Net investment income (loss)	(0.50)	(0.26)	(0.21)	(0.40)	(0.28)
Portfolio turnover	80	75	64	90	90
Net assets at end of period (000 omitted)	$7,503	$5,133	$3,234	$406	$408
See Notes to Financial Statements
26

Financial Highlights – continued
Class I	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.39	$12.83	$13.90	$11.94	$10.38
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.09	$0.09	$0.08	$0.08
Net realized and unrealized gain (loss)	6.31	(1.27)	(0.45)	2.33	1.55
Total from investment operations	$6.38	$(1.18)	$(0.36)	$2.41	$1.63
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.09)	$(0.07)	$(0.06)	$(0.03)
From net realized gain	—	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.10)	$(0.26)	$(0.71)	$(0.45)	$(0.07)
Net asset value, end of period (x)	$17.67	$11.39	$12.83	$13.90	$11.94
Total return (%) (r)(s)(t)(x)	56.17	(9.58)	(2.06)	20.49	15.77
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.91	0.97	1.05	2.02
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.46	0.74	0.69	0.64	0.68
Portfolio turnover	80	75	64	90	90
Net assets at end of period (000 omitted)	$80,950	$53,562	$39,397	$12,225	$752
See Notes to Financial Statements
27

Financial Highlights – continued
Class R1	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.09	$12.56	$13.67	$11.81	$10.33
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.03)	$0.07	$(0.05)	$(0.04)
Net realized and unrealized gain (loss)	6.13	(1.27)	(0.54)(g)	2.30	1.56
Total from investment operations	$6.06	$(1.30)	$(0.47)	$2.25	$1.52
Less distributions declared to shareholders
From net investment income	$—	$(0.00)(w)	$—	$—	$—
From net realized gain	—	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$—	$(0.17)	$(0.64)	$(0.39)	$(0.04)
Net asset value, end of period (x)	$17.15	$11.09	$12.56	$13.67	$11.81
Total return (%) (r)(s)(t)(x)	54.64	(10.59)	(3.00)	19.28	14.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.86	1.91	1.97	2.07	3.32
Expenses after expense reductions (f)	1.74	1.74	1.74	1.74	1.74
Net investment income (loss)	(0.52)	(0.27)	0.54	(0.39)	(0.35)
Portfolio turnover	80	75	64	90	90
Net assets at end of period (000 omitted)	$4,996	$2,897	$3,339	$79	$63
See Notes to Financial Statements
28

Financial Highlights – continued
Class R2	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.32	$12.78	$13.84	$11.89	$10.35
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.00)(w)	$0.03	$0.16	$0.01	$0.02
Net realized and unrealized gain (loss)	6.26	(1.27)	(0.58)(g)	2.33	1.56
Total from investment operations	$6.26	$(1.24)	$(0.42)	$2.34	$1.58
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.05)	$(0.00)(w)	$—	$—
From net realized gain	—	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.04)	$(0.22)	$(0.64)	$(0.39)	$(0.04)
Net asset value, end of period (x)	$17.54	$11.32	$12.78	$13.84	$11.89
Total return (%) (r)(s)(t)(x)	55.37	(10.07)	(2.57)	19.91	15.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.36	1.41	1.47	1.57	2.84
Expenses after expense reductions (f)	1.24	1.24	1.24	1.24	1.24
Net investment income (loss)	(0.03)	0.23	1.22	0.11	0.15
Portfolio turnover	80	75	64	90	90
Net assets at end of period (000 omitted)	$16,870	$9,315	$9,647	$72	$60
See Notes to Financial Statements
29

Financial Highlights – continued
Class R3	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.35	$12.83	$13.88	$11.92	$10.36
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.06	$0.05	$0.05	$0.05
Net realized and unrealized gain (loss)	6.29	(1.28)	(0.42)	2.33	1.56
Total from investment operations	$6.32	$(1.22)	$(0.37)	$2.38	$1.61
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.09)	$(0.04)	$(0.03)	$(0.01)
From net realized gain	—	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.06)	$(0.26)	$(0.68)	$(0.42)	$(0.05)
Net asset value, end of period (x)	$17.61	$11.35	$12.83	$13.88	$11.92
Total return (%) (r)(s)(t)(x)	55.83	(9.92)	(2.23)	20.21	15.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.16	1.21	1.32	2.59
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	0.23	0.52	0.38	0.36	0.40
Portfolio turnover	80	75	64	90	90
Net assets at end of period (000 omitted)	$667	$537	$70	$72	$60
See Notes to Financial Statements
30

Financial Highlights – continued
Class R4	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.40	$12.84	$13.91	$11.94	$10.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.10	$0.09	$0.08	$0.07
Net realized and unrealized gain (loss)	6.30	(1.28)	(0.45)	2.34	1.57
Total from investment operations	$6.37	$(1.18)	$(0.36)	$2.42	$1.64
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.09)	$(0.07)	$(0.06)	$(0.03)
From net realized gain	—	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.09)	$(0.26)	$(0.71)	$(0.45)	$(0.07)
Net asset value, end of period (x)	$17.68	$11.40	$12.84	$13.91	$11.94
Total return (%) (r)(s)(t)(x)	56.09	(9.60)	(2.09)	20.54	15.87
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.95	0.96	1.07	2.34
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.53	0.96	0.63	0.61	0.65
Portfolio turnover	80	75	64	90	90
Net assets at end of period (000 omitted)	$23,281	$19,044	$71	$73	$60
See Notes to Financial Statements
31

Financial Highlights – continued
Class R6	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.40	$12.85	$13.91	$11.94	$10.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.10	$0.10	$0.09	$0.08
Net realized and unrealized gain (loss)	6.32	(1.28)	(0.44)	2.34	1.57
Total from investment operations	$6.41	$(1.18)	$(0.34)	$2.43	$1.65
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.10)	$(0.08)	$(0.07)	$(0.04)
From net realized gain	—	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.11)	$(0.27)	$(0.72)	$(0.46)	$(0.08)
Net asset value, end of period (x)	$17.70	$11.40	$12.85	$13.91	$11.94
Total return (%) (r)(s)(t)(x)	56.40	(9.59)	(1.93)	20.62	15.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.82	0.88	0.99	1.22
Expenses after expense reductions (f)	0.65	0.65	0.66	0.65	0.69
Net investment income (loss)	0.60	0.83	0.72	0.71	0.73
Portfolio turnover	80	75	64	90	90
Net assets at end of period (000 omitted)	$136,883	$102,332	$53,947	$49,503	$46,259
See Notes to Financial Statements
32

Financial Highlights – continued
Class 529A	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17(i)
Net asset value, beginning of period	$11.34	$12.78	$13.85	$11.90	$10.74
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.06	$0.05	$0.02	$0.04
Net realized and unrealized gain (loss)	6.28	(1.28)	(0.44)	2.35	1.19
Total from investment operations	$6.31	$(1.22)	$(0.39)	$2.37	$1.23
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.05)	$(0.04)	$(0.03)	$(0.03)
From net realized gain	—	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.06)	$(0.22)	$(0.68)	$(0.42)	$(0.07)
Net asset value, end of period (x)	$17.59	$11.34	$12.78	$13.85	$11.90
Total return (%) (r)(s)(t)(x)	55.75	(9.88)	(2.34)	20.13	11.47(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.21	1.27	1.34	1.77(a)
Expenses after expense reductions (f)	1.02	1.02	1.02	1.03	1.04(a)
Net investment income (loss)	0.20	0.45	0.35	0.17	0.36(a)
Portfolio turnover	80	75	64	90	90
Net assets at end of period (000 omitted)	$11,396	$7,188	$8,049	$8,175	$287
See Notes to Financial Statements
33

Financial Highlights – continued
Class 529B	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17(i)
Net asset value, beginning of period	$11.11	$12.54	$13.66	$11.80	$10.70
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.02)	$(0.06)	$(0.07)	$(0.04)
Net realized and unrealized gain (loss)	6.14	(1.24)	(0.42)	2.32	1.18
Total from investment operations	$6.17	$(1.26)	$(0.48)	$2.25	$1.14
Less distributions declared to shareholders
From net investment income	$(0.04)	$—	$—	$—	$—
From net realized gain	—	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$(0.04)	$(0.17)	$(0.64)	$(0.39)	$(0.04)
Net asset value, end of period (x)	$17.24	$11.11	$12.54	$13.66	$11.80
Total return (%) (r)(s)(t)(x)	55.66	(10.31)	(3.08)	19.30	10.67(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.76	2.01	2.10	2.91(a)
Expenses after expense reductions (f)	1.04	1.59	1.79	1.79	1.79(a)
Net investment income (loss)	0.22	(0.12)	(0.43)	(0.54)	(0.42)(a)
Portfolio turnover	80	75	64	90	90
Net assets at end of period (000 omitted)	$297	$261	$369	$459	$55
See Notes to Financial Statements
34

Financial Highlights – continued
Class 529C	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17(i)
Net asset value, beginning of period	$11.07	$12.53	$13.65	$11.79	$10.69
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.04)	$(0.06)	$(0.08)	$(0.04)
Net realized and unrealized gain (loss)	6.10	(1.25)	(0.42)	2.33	1.18
Total from investment operations	$6.03	$(1.29)	$(0.48)	$2.25	$1.14
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	—	(0.17)	(0.64)	(0.39)	(0.04)
Total distributions declared to shareholders	$—	$(0.17)	$(0.64)	$(0.39)	$(0.04)
Net asset value, end of period (x)	$17.10	$11.07	$12.53	$13.65	$11.79
Total return (%) (r)(s)(t)(x)	54.47	(10.56)	(3.08)	19.31	10.68(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	1.96	2.02	2.08	2.84(a)
Expenses after expense reductions (f)	1.79	1.79	1.79	1.79	1.79(a)
Net investment income (loss)	(0.51)	(0.32)	(0.43)	(0.61)	(0.39)(a)
Portfolio turnover	80	75	64	90	90
Net assets at end of period (000 omitted)	$1,320	$1,278	$1,588	$1,721	$78

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For Class 529A, Class 529B, and Class 529C, the period is from the class inception, July 14, 2016, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
35

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research Small Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on the fund's accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing
36

Notes to Financial Statements  - continued
service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other
37

Notes to Financial Statements  - continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$352,847,574	$—	$—	$352,847,574
Mutual Funds	6,381,487	—	—	6,381,487
Total	$359,229,061	$—	$—	$359,229,061
For further information regarding security characteristics, see the Portfolio of Investments.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $1,358,593. The fair value of the fund's investment securities on loan and a related liability of $1,165,932 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $252,382 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
38

Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
39

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/21	Year ended 5/31/20
Ordinary income (including any short-term capital gains)	$1,950,036	$3,362,096
Long-term capital gains	—	1,421,039
Total distributions	$1,950,036	$4,783,135
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/21
Cost of investments	$267,423,941
Gross appreciation	97,831,122
Gross depreciation	(6,026,002)
Net unrealized appreciation (depreciation)	$ 91,805,120
Undistributed ordinary income	6,726,643
Undistributed long-term capital gain	9,382,402
Late year ordinary loss deferral	(263,254)
Total distributable earnings (loss)	$107,650,911
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Class 529B and Class 529C shares will convert to Class 529A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/21	Year ended 5/31/20
Class A	$281,690	$994,396
Class B	—	6,379
Class C	—	68,104
Class I	538,727	1,366,399
Class R1	—	47,825
Class R2	35,392	165,195
Class R3	2,852	11,984
Class R4	126,083	1,532
Class R6	929,489	1,960,249
Class 529A	34,882	135,468
Class 529B	921	4,658
Class 529C	—	20,946
Total	$1,950,036	$4,783,135
40

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.65%
In excess of $1 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion	0.575%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended May 31, 2021, this management fee reduction amounted to $34,897, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.64% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
					Classes
A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.70%	1.04%	1.79%	1.79%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2022. For the year ended May 31, 2021, this reduction amounted to $349,033, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $12,439 and $3,735 for the year ended May 31, 2021, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
41

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 155,705
Class B	0.75%	0.25%	1.00%	1.00%	4,548
Class C	0.75%	0.25%	1.00%	1.00%	61,290
Class R1	0.75%	0.25%	1.00%	1.00%	38,952
Class R2	0.25%	0.25%	0.50%	0.50%	63,100
Class R3	—	0.25%	0.25%	0.25%	1,669
Class 529A	—	0.25%	0.25%	0.22%	22,140
Class 529B	0.75%	0.25%	1.00%	0.25%	694
Class 529C	0.75%	0.25%	1.00%	1.00%	13,006
Total Distribution and Service Fees					$361,104
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2021, this rebate amounted to $34, $17, $2,231, and $10 for Class A, Class B, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.
For the year ended May 31, 2021, the 0.75% distribution fee was not imposed for Class 529B shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2021, were as follows:
Amount
Class A	$473
Class B	608
Class C	972
Class 529B	—
Class 529C	36
The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping
42

Notes to Financial Statements  - continued
and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended May 31, 2021, were as follows:
Fee
Class 529A	$4,428
Class 529B	139
Class 529C	649
Total Program Manager Fees	$5,216
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2021, the fee was $36,054, which equated to 0.0118% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $194,583.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.0164% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2021, this reimbursement amounted to $69,422, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended May 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $237,004,244 and $275,584,332, respectively.
43

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/21		Year ended 5/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,342,830	$19,548,164	2,947,246	$35,152,616
Class B	8,948	144,089	2,217	28,276
Class C	152,971	2,115,401	288,444	3,498,617
Class I	2,871,267	41,326,762	4,824,238	58,982,956
Class R1	94,078	1,255,898	81,580	1,034,944
Class R2	398,449	5,382,155	328,867	4,228,600
Class R3	8,625	126,678	44,525	601,618
Class R4	233,355	3,608,175	2,145,894	28,234,586
Class R6	2,363,787	30,749,204	6,042,226	74,362,922
Class 529A	128,389	1,903,742	73,562	888,156
Class 529B	121	1,418	—	—
Class 529C	11,439	147,696	14,951	185,177
	7,614,259	$106,309,382	16,793,750	$207,198,468
Shares issued to shareholders in reinvestment of distributions
Class A	6,883	$99,523	29,221	$412,313
Class B	—	—	460	6,379
Class C	—	—	4,917	68,104
Class I	37,095	538,621	96,409	1,366,111
Class R1	—	—	3,451	47,825
Class R2	2,449	35,392	11,708	165,195
Class R3	197	2,852	848	11,984
Class R4	8,677	126,083	108	1,532
Class R6	63,842	928,265	137,656	1,951,962
Class 529A	2,399	34,720	9,595	135,468
Class 529B	65	921	323	4,476
Class 529C	—	—	1,513	20,946
	121,607	$1,766,377	296,209	$4,192,295
44

Notes to Financial Statements  - continued
	Year ended 5/31/21		Year ended 5/31/20
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(2,229,873)	$(30,946,092)	(2,705,401)	$(34,562,796)
Class B	(7,956)	(107,610)	(7,625)	(85,235)
Class C	(178,187)	(2,440,120)	(88,189)	(1,038,234)
Class I	(3,029,703)	(44,006,528)	(3,286,638)	(39,224,188)
Class R1	(63,920)	(879,182)	(89,781)	(1,112,560)
Class R2	(262,117)	(3,503,670)	(272,281)	(3,464,069)
Class R3	(18,265)	(297,969)	(3,560)	(50,247)
Class R4	(596,473)	(8,606,409)	(480,377)	(4,923,233)
Class R6	(3,665,758)	(50,853,322)	(1,404,880)	(17,428,205)
Class 529A	(116,676)	(1,580,828)	(79,114)	(995,061)
Class 529B	(6,471)	(90,447)	(6,230)	(80,280)
Class 529C	(49,697)	(677,008)	(27,715)	(328,700)
	(10,225,096)	$(143,989,185)	(8,451,791)	$(103,292,808)
Net change
Class A	(880,160)	$(11,298,405)	271,066	$1,002,133
Class B	992	36,479	(4,948)	(50,580)
Class C	(25,216)	(324,719)	205,172	2,528,487
Class I	(121,341)	(2,141,145)	1,634,009	21,124,879
Class R1	30,158	376,716	(4,750)	(29,791)
Class R2	138,781	1,913,877	68,294	929,726
Class R3	(9,443)	(168,439)	41,813	563,355
Class R4	(354,441)	(4,872,151)	1,665,625	23,312,885
Class R6	(1,238,129)	(19,175,853)	4,775,002	58,886,679
Class 529A	14,112	357,634	4,043	28,563
Class 529B	(6,285)	(88,108)	(5,907)	(75,804)
Class 529C	(38,258)	(529,312)	(11,251)	(122,577)
	(2,489,230)	$(35,913,426)	8,638,168	$108,097,955
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2020 Fund were the owners
45

Notes to Financial Statements  - continued
of record of approximately 4%, 3%, 3%, 3%, 3%, 2%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2021, the fund’s commitment fee and interest expense were $1,270 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,526,382	$64,647,169	$61,957,838	$(158)	$—	$5,215,555

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,129	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
46

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Small Cap Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Small Cap Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.
47

Report of Independent Registered Public Accounting Firm – continued
Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
48

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A
49

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
50

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
51

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
52

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
53

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
54

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $203,509 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 46.35% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
55

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
56

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
57

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
58

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report

May 31, 2021

MFS® Blended Research®

Value Equity Fund

BRU-ANN

MFS® Blended Research® Value Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets reacted by pushing up yields on global government bonds, though some of the rate rise has since been corrected.

A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, caused by pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

July 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Johnson & Johnson	3.1%
Bank of America Corp.	2.9%
Comcast Corp., “A”	2.1%
Medtronic PLC	2.1%
Alphabet, Inc., “A”	2.0%
Citigroup, Inc.	2.0%
Goldman Sachs Group, Inc.	1.9%
Intel Corp.	1.8%
PNC Financial Services Group, Inc.	1.8%
Eaton Corp. PLC	1.7%

GICS equity sectors (g)
Financials	21.2%
Health Care	13.1%
Industrials	12.8%
Communication Services	9.4%
Information Technology	9.2%
Consumer Discretionary	7.7%
Consumer Staples	6.7%
Energy	5.2%
Real Estate	5.0%
Utilities	4.7%
Materials	4.1%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of May 31, 2021.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended May 31, 2021, Class A shares of the MFS Blended Research Value Equity Fund (fund) provided a total return of 44.17%, at net asset value. This compares with a return of 44.38% for the fund’s benchmark, the Russell 1000® Value Index.

Market Environment

The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).

Detractors from Performance

Stock selection in the health care sector hindered performance relative to the Russell 1000® Value Index. Within this sector, the fund’s overweight positions in pharmaceutical company Merck, biotechnology company Biogen, diversified medical products maker Johnson & Johnson and health care provider Humana weakened relative returns. The stock price of Merck traded lower after the company announced disappointing financial results and the discontinuation of its COVID-19 vaccine development.

Stock selection in both the communication services and consumer staples sectors also detracted from relative performance. Within the communication services sector, there

3

Management Review – continued

were no individual stocks, either in the fund or in the benchmark, that were among the fund’s top relative detractors during the reporting period. Within the consumer staples sector, the fund’s overweight position in office and consumer paper products maker Kimberly-Clark held back relative returns. The stock price of Kimberly-Clark depreciated as the company reported disappointing financial results and guidance that missed market expectations. Weakness in the company’s professional division and higher selling, general and administration costs, weighed on the company’s results.

Within other sectors, the fund’s overweight positions in semiconductor company Intel, energy infrastructure company Sempra Energy and financial technology services provider Fiserv hindered relative results. In addition, not holding shares of strong-performing mining company Freeport-McMoRan dampened relative performance.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors to Performance

Stock selection within both the financials and energy sectors contributed to relative returns. Within the financials sector, the fund’s overweight position in financial services firms Bank of America and Goldman Sachs benefited relative results. The stock price of Bank of America advanced during the period as the company reported strong earnings results, driven by lower-than-expected credit costs. Within the energy sector, the fund’s overweight position in oil and natural gas company Diamondback Energy helped relative returns.

Elsewhere, the fund’s overweight positions in agricultural equipment manufacturer AGCO, diversified industrial manufacturer Eaton (Ireland), contracting services provider Quanta Services and hospital operator HCA Healthcare, and the timing of the fund’s ownership in shares of semiconductor chips and electronics engineering solutions provider Applied Materials, aided relative returns. The stock price of AGCO appreciated as the company’s earnings results exceeded consensus estimates on the back of strong sales performance. Additionally, not holding shares of network equipment company Cisco Systems, and an underweight position in biopharmaceutical company Pfizer, further supported relative performance.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 5/31/21

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

5

Performance Summary – continued

Total Returns through 5/31/21

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/15	44.17%	11.70%	11.43%
B	9/15/15	43.10%	10.85%	10.60%
C	9/15/15	43.08%	10.86%	10.59%
I	9/15/15	44.51%	11.95%	11.70%
R1	9/15/15	43.07%	10.86%	10.60%
R2	9/15/15	43.83%	11.42%	11.15%
R3	9/15/15	44.17%	11.70%	11.43%
R4	9/15/15	44.52%	11.97%	11.70%
R6	9/15/15	44.57%	12.08%	11.80%

Comparative benchmark(s)
Russell 1000® Value Index (f)		44.38%	12.33%	12.56%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		35.88%	10.38%	10.28%
B With CDSC (Declining over six years from 4% to 0%) (v)		39.10%	10.59%	10.49%
C With CDSC (1% for 12 months) (v)		42.08%	10.86%	10.59%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 1000® Value Index (h) – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

(h)

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

6

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2020 through May 31, 2021

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2020 through May 31, 2021.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/20	Ending Account Value 5/31/21	Expenses Paid During Period (p) 12/01/20-5/31/21
A	Actual	0.74%	$1,000.00	$1,244.42	$4.14
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$1,239.59	$8.32
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$1,240.21	$8.32
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$1,246.40	$2.74
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R1	Actual	1.49%	$1,000.00	$1,240.06	$8.32
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
R2	Actual	0.99%	$1,000.00	$1,243.64	$5.54
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R3	Actual	0.74%	$1,000.00	$1,245.18	$4.14
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R4	Actual	0.49%	$1,000.00	$1,245.55	$2.74
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R6	Actual	0.39%	$1,000.00	$1,246.28	$2.18
	Hypothetical (h)	0.39%	$1,000.00	$1,022.99	$1.97

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

5/31/21

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 99.1%
Aerospace & Defense - 3.8%
Honeywell International, Inc.	17,190	$3,969,343
Huntington Ingalls Industries, Inc.	4,289	927,325
L3Harris Technologies, Inc.	5,384	1,174,035
Northrop Grumman Corp.	5,249	1,920,452
Raytheon Technologies Corp.	23,005	2,040,773

		$10,031,928
Apparel Manufacturers - 0.3%
PVH Corp. (a)	7,595	$872,058

Automotive - 1.6%
Ford Motor Co. (a)	60,707	$882,073
Lear Corp.	16,975	3,282,286

		$4,164,359
Biotechnology - 1.1%
Biogen, Inc. (a)	3,991	$1,067,513
Gilead Sciences, Inc.	19,336	1,278,303
Vertex Pharmaceuticals, Inc. (a)	3,010	627,976

		$2,973,792
Broadcasting - 0.7%
Discovery Communications, Inc., “A” (a)	23,930	$768,392
Walt Disney Co. (a)	6,308	1,126,924

		$1,895,316
Brokerage & Asset Managers - 0.9%
Charles Schwab Corp.	22,365	$1,651,655
Jefferies Financial Group, Inc.	26,040	836,665

		$2,488,320
Business Services - 2.5%
Accenture PLC, “A”	8,030	$2,265,745
Amdocs Ltd.	27,220	2,125,882
Cognizant Technology Solutions Corp., “A”	12,634	904,089
Fiserv, Inc. (a)	9,836	1,133,107

		$6,428,823
Cable TV - 3.4%
Charter Communications, Inc., “A” (a)	4,732	$3,286,516
Comcast Corp., “A”	96,714	5,545,581

		$8,832,097

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Chemicals - 1.1%
Eastman Chemical Co.	21,978	$2,756,041

Computer Software - 1.5%
Autodesk, Inc. (a)	2,340	$668,913
Microsoft Corp.	13,068	3,262,818

		$3,931,731
Computer Software - Systems - 1.1%
Arrow Electronics, Inc. (a)	6,802	$818,485
HP, Inc.	31,510	921,037
Zebra Technologies Corp., “A” (a)	2,043	1,015,473

		$2,754,995
Construction - 1.1%
D.R. Horton, Inc.	15,024	$1,431,637
Sherwin-Williams Co.	2,193	621,781
Toll Brothers, Inc.	11,623	758,285

		$2,811,703
Consumer Products - 2.1%
Colgate-Palmolive Co.	42,053	$3,523,200
Kimberly-Clark Corp.	16,201	2,116,337

		$5,639,537
Containers - 0.4%
Graphic Packaging Holding Co.	66,382	$1,173,634

Electrical Equipment - 1.1%
Amphenol Corp., “A”	8,530	$573,728
Johnson Controls International PLC	26,980	1,795,249
Littlefuse, Inc.	1,737	453,774

		$2,822,751
Electronics - 3.8%
Applied Materials, Inc.	25,827	$3,567,484
Intel Corp.	83,542	4,771,919
Texas Instruments, Inc.	9,026	1,713,315

		$10,052,718
Energy - Independent - 2.8%
ConocoPhillips	40,375	$2,250,502
Diamondback Energy, Inc.	11,753	941,063
EOG Resources, Inc.	23,241	1,867,182
Valero Energy Corp.	27,382	2,201,513

		$7,260,260

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Integrated - 0.9%
Exxon Mobil Corp.	39,207	$2,288,513

Engineering - Construction - 0.6%
Quanta Services, Inc.	17,190	$1,639,067

Food & Beverages - 3.0%
General Mills, Inc.	27,308	$1,716,581
J.M. Smucker Co.	8,057	1,073,918
Mondelez International, Inc.	49,057	3,116,591
PepsiCo, Inc.	12,794	1,892,744

		$7,799,834
Food & Drug Stores - 0.6%
Wal-Mart Stores, Inc.	10,308	$1,464,045

Forest & Paper Products - 0.7%
Weyerhaeuser Co., REIT	49,947	$1,895,988

Gaming & Lodging - 0.8%
Marriott International, Inc., “A” (a)	14,078	$2,021,319

General Merchandise - 0.3%
Dollar General Corp.	4,252	$862,986

Health Maintenance Organizations - 1.4%
Cigna Corp.	6,802	$1,760,698
Humana, Inc.	4,573	2,001,602

		$3,762,300
Insurance - 4.7%
Berkshire Hathaway, Inc., “B” (a)	12,499	$3,617,710
Chubb Ltd.	21,043	3,577,100
Equitable Holdings, Inc.	20,697	657,130
MetLife, Inc.	54,541	3,564,800
Reinsurance Group of America, Inc.	6,875	866,456

		$12,283,196
Internet - 2.6%
Alphabet, Inc., “A” (a)	2,280	$5,373,618
Facebook, Inc., “A” (a)	4,802	1,578,561

		$6,952,179

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Leisure & Toys - 1.9%
Brunswick Corp.	10,783	$1,102,346
Electronic Arts, Inc.	15,953	2,280,162
Mattel, Inc. (a)	54,029	1,145,955
Polaris, Inc.	4,391	576,187

		$5,104,650
Machinery & Tools - 4.1%
AGCO Corp.	15,251	$2,110,281
Eaton Corp. PLC	31,355	4,554,313
Regal Beloit Corp.	21,108	3,002,191
Roper Technologies, Inc.	2,283	1,027,373

		$10,694,158
Major Banks - 10.5%
Bank of America Corp.	182,078	$7,718,286
Goldman Sachs Group, Inc.	13,526	5,031,943
JPMorgan Chase & Co.	27,333	4,489,172
Morgan Stanley	20,926	1,903,220
PNC Financial Services Group, Inc.	24,149	4,701,327
State Street Corp.	8,099	704,451
Wells Fargo & Co.	65,909	3,079,268

		$27,627,667
Medical & Health Technology & Services - 2.0%
HCA Healthcare, Inc.	13,541	$2,908,471
McKesson Corp.	8,500	1,635,315
Universal Health Services, Inc.	4,179	667,094

		$5,210,880
Medical Equipment - 3.8%
Abbott Laboratories	7,924	$924,335
Boston Scientific Corp. (a)	23,733	1,009,839
Danaher Corp.	7,211	1,847,026
Medtronic PLC	42,986	5,441,598
Thermo Fisher Scientific, Inc.	1,457	684,061

		$9,906,859
Natural Gas - Distribution - 1.7%
Sempra Energy	18,617	$2,522,418
UGI Corp.	44,865	2,066,033

		$4,588,451

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Pipeline - 0.4%
Equitrans Midstream Corp.	44,103	$363,409
Targa Resources Corp.	14,890	578,625

		$942,034
Oil Services - 1.2%
NOV, Inc. (a)	102,819	$1,657,442
Schlumberger Ltd.	51,782	1,622,330

		$3,279,772
Other Banks & Diversified Financials - 4.2%
Citigroup, Inc.	67,082	$5,280,024
Moody’s Corp.	3,910	1,311,219
S&P Global, Inc.	919	348,733
SLM Corp.	33,932	687,123
Synchrony Financial	35,696	1,692,347
U.S. Bancorp	29,214	1,775,627

		$11,095,073
Pharmaceuticals - 4.8%
Eli Lilly & Co.	8,815	$1,760,708
Johnson & Johnson	47,995	8,123,154
Merck & Co., Inc.	32,496	2,466,121
Pfizer, Inc.	6,687	258,988

		$12,608,971
Pollution Control - 0.6%
Waste Management, Inc.	11,521	$1,620,774

Railroad & Shipping - 1.8%
CSX Corp.	31,370	$3,140,764
Kansas City Southern Co.	5,176	1,540,792

		$4,681,556
Real Estate - 5.2%
Extra Space Storage, Inc., REIT	10,990	$1,646,412
Omega Healthcare Investors, Inc., REIT	87,498	3,204,177
Public Storage, Inc., REIT	9,297	2,626,217
Spirit Realty Capital, Inc., REIT	38,029	1,797,250
STAG Industrial, Inc., REIT	14,541	519,259
Starwood Property Trust, Inc., REIT	87,151	2,212,764
STORE Capital Corp., REIT	43,885	1,509,644

		$13,515,723
Restaurants - 0.7%
Starbucks Corp.	17,255	$1,964,999

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 2.4%
Corteva, Inc.	13,182	$599,781
Dow, Inc.	29,908	2,046,305
DuPont de Nemours, Inc.	19,466	1,646,629
Linde PLC	6,490	1,950,894

		$6,243,609
Specialty Stores - 2.0%
Home Depot, Inc.	8,475	$2,702,762
Target Corp.	7,199	1,633,597
TJX Cos., Inc.	13,331	900,376

		$5,236,735
Telecommunications - Wireless - 1.2%
T-Mobile USA, Inc. (a)	22,226	$3,143,868

Telephone Services - 0.6%
AT&T, Inc.	24,870	$731,924
Verizon Communications, Inc.	13,345	753,859

		$1,485,783
Tobacco - 1.0%
Philip Morris International, Inc.	26,672	$2,571,981

Trucking - 1.2%
Knight-Swift Transportation Holdings, Inc.	20,646	$985,433
United Parcel Service, Inc., “B”	9,963	2,138,060

		$3,123,493
Utilities - Electric Power - 2.9%
CenterPoint Energy, Inc.	38,246	$967,624
Edison International	11,552	645,410
Exelon Corp.	82,074	3,703,179
NRG Energy, Inc.	24,473	786,807
Southern Co.	24,191	1,546,289

		$7,649,309
Total Common Stocks (Identified Cost, $180,695,070)		$260,155,835

Investment Companies (h) - 0.7%
Money Market Funds - 0.7%
MFS Institutional Money Market Portfolio, 0.03% (v) (Identified Cost, $1,723,582)	1,723,582	$1,723,582

Other Assets, Less Liabilities - 0.2%		529,032
Net Assets - 100.0%		$262,408,449

15

Portfolio of Investments – continued

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,723,582 and $260,155,835, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/21

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $180,695,070)	$260,155,835
Investments in affiliated issuers, at value (identified cost, $1,723,582)	1,723,582
Receivables for
Fund shares sold	273,567
Dividends	489,926
Other assets	596
Total assets	$262,643,506

Liabilities
Payables for
Fund shares reacquired	$134,211
Payable to affiliates
Investment adviser	1,734
Administrative services fee	617
Shareholder servicing costs	25,537
Distribution and service fees	2,503
Payable for independent Trustees’ compensation	12
Accrued expenses and other liabilities	70,443
Total liabilities	$235,057
Net assets	$262,408,449

Net assets consist of
Paid-in capital	$177,349,046
Total distributable earnings (loss)	85,059,403
Net assets	$262,408,449
Shares of beneficial interest outstanding	16,040,133

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$68,612,472	4,215,668	$16.28
Class B	140,037	8,602	16.28
Class C	872,746	53,815	16.22
Class I	1,517,450	92,717	16.37
Class R1	88,886	5,481	16.22
Class R2	104,493	6,408	16.31
Class R3	103,436	6,324	16.36
Class R4	94,107	5,748	16.37
Class R6	190,874,822	11,645,370	16.39

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.27 [100 / 94.25 x $16.28]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/21

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$5,060,401
Other	6,436
Dividends from affiliated issuers	1,601
Income on securities loaned	20
Total investment income	$5,068,458
Expenses
Management fee	$910,638
Distribution and service fees	153,609
Shareholder servicing costs	60,088
Administrative services fee	40,283
Independent Trustees’ compensation	7,120
Custodian fee	15,659
Shareholder communications	8,855
Audit and tax fees	57,031
Legal fees	1,723
Registration fees	110,710
Miscellaneous	30,453
Total expenses	$1,396,169
Reduction of expenses by investment adviser and distributor	(281,359)
Net expenses	$1,114,810
Net investment income (loss)	$3,953,648

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$10,332,892
Affiliated issuers	(166)
Net realized gain (loss)	$10,332,726
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$71,032,229
Net realized and unrealized gain (loss)	$81,364,955
Change in net assets from operations	$85,318,603

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	5/31/21	5/31/20
Change in net assets

From operations
Net investment income (loss)	$3,953,648	$4,182,238
Net realized gain (loss)	10,332,726	(5,145,146)
Net unrealized gain (loss)	71,032,229	(1,500,809)
Change in net assets from operations	$85,318,603	$(2,463,717)
Total distributions to shareholders	$(4,300,007)	$(4,275,227)
Change in net assets from fund share transactions	$(13,157,696)	$25,805,690
Total change in net assets	$67,860,900	$19,066,746

Net assets
At beginning of period	194,547,549	175,480,803
At end of period	$262,408,449	$194,547,549
See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.48	$12.07	$12.84	$11.85	$10.57

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.24	$0.23	$0.22	$0.18
Net realized and unrealized gain (loss)	4.82	(0.57)	(0.47)	1.22	1.16
Total from investment operations	$5.02	$(0.33)	$(0.24)	$1.44	$1.34

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.26)	$(0.22)	$(0.16)	$(0.06)
From net realized gain	—	—	(0.31)	(0.29)	—
Total distributions declared to shareholders	$(0.22)	$(0.26)	$(0.53)	$(0.45)	$(0.06)
Net asset value, end of period (x)	$16.28	$11.48	$12.07	$12.84	$11.85
Total return (%) (r)(s)(t)(x)	44.17	(3.04)	(1.62)	12.18	12.71

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.91	0.90	0.91	1.90
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	1.48	1.96	1.83	1.72	1.59
Portfolio turnover	57	45	43	61	51
Net assets at end of period (000 omitted)	$68,612	$52,735	$51,642	$53,388	$1,012

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.46	$12.07	$12.81	$11.79	$10.55

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.15	$0.14	$0.10	$0.10
Net realized and unrealized gain (loss)	4.82	(0.59)	(0.45)	1.24	1.15
Total from investment operations	$4.92	$(0.44)	$(0.31)	$1.34	$1.25

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.17)	$(0.12)	$(0.03)	$(0.01)
From net realized gain	—	—	(0.31)	(0.29)	—
Total distributions declared to shareholders	$(0.10)	$(0.17)	$(0.43)	$(0.32)	$(0.01)
Net asset value, end of period (x)	$16.28	$11.46	$12.07	$12.81	$11.79
Total return (%) (r)(s)(t)(x)	43.10	(3.87)	(2.26)	11.36	11.80

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.65	1.64	1.66	2.53
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	0.73	1.20	1.08	0.80	0.84
Portfolio turnover	57	45	43	61	51
Net assets at end of period (000 omitted)	$140	$132	$163	$164	$148

Class C	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.45	$12.05	$12.76	$11.74	$10.53

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.15	$0.14	$0.10	$0.10
Net realized and unrealized gain (loss)	4.81	(0.58)	(0.46)	1.23	1.14
Total from investment operations	$4.91	$(0.43)	$(0.32)	$1.33	$1.24

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.17)	$(0.08)	$(0.02)	$(0.03)
From net realized gain	—	—	(0.31)	(0.29)	—
Total distributions declared to shareholders	$(0.14)	$(0.17)	$(0.39)	$(0.31)	$(0.03)
Net asset value, end of period (x)	$16.22	$11.45	$12.05	$12.76	$11.74
Total return (%) (r)(s)(t)(x)	43.08	(3.76)	(2.32)	11.33	11.81

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.66	1.65	1.67	2.33
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	0.72	1.20	1.07	0.77	0.83
Portfolio turnover	57	45	43	61	51
Net assets at end of period (000 omitted)	$873	$456	$470	$539	$586

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.54	$12.13	$12.91	$11.89	$10.60

Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.28	$0.27	$0.23	$0.21
Net realized and unrealized gain (loss)	4.84	(0.58)	(0.48)	1.24	1.16
Total from investment operations	$5.08	$(0.30)	$(0.21)	$1.47	$1.37

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.29)	$(0.26)	$(0.16)	$(0.08)
From net realized gain	—	—	(0.31)	(0.29)	—
Total distributions declared to shareholders	$(0.25)	$(0.29)	$(0.57)	$(0.45)	$(0.08)
Net asset value, end of period (x)	$16.37	$11.54	$12.13	$12.91	$11.89
Total return (%) (r)(s)(t)(x)	44.51	(2.84)	(1.37)	12.40	12.96

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	0.65	0.65	0.67	1.43
Expenses after expense reductions (f)	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	1.70	2.18	2.14	1.81	1.84
Portfolio turnover	57	45	43	61	51
Net assets at end of period (000 omitted)	$1,517	$488	$923	$822	$533

Class R1	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.45	$12.05	$12.81	$11.80	$10.55

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.15	$0.14	$0.10	$0.10
Net realized and unrealized gain (loss)	4.80	(0.58)	(0.47)	1.24	1.15
Total from investment operations	$4.90	$(0.43)	$(0.33)	$1.34	$1.25

Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.17)	$(0.12)	$(0.04)	$—
From net realized gain	—	—	(0.31)	(0.29)	—
Total distributions declared to shareholders	$(0.13)	$(0.17)	$(0.43)	$(0.33)	$—
Net asset value, end of period (x)	$16.22	$11.45	$12.05	$12.81	$11.80
Total return (%) (r)(s)(t)(x)	43.07	(3.79)	(2.35)	11.37	11.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.65	1.64	1.66	3.03
Expenses after expense reductions (f)	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	0.72	1.21	1.09	0.78	0.85
Portfolio turnover	57	45	43	61	51
Net assets at end of period (000 omitted)	$89	$62	$65	$66	$59

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.50	$12.10	$12.87	$11.85	$10.57

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.21	$0.20	$0.16	$0.15
Net realized and unrealized gain (loss)	4.83	(0.57)	(0.47)	1.25	1.16
Total from investment operations	$5.00	$(0.36)	$(0.27)	$1.41	$1.31

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.24)	$(0.19)	$(0.10)	$(0.03)
From net realized gain	—	—	(0.31)	(0.29)	—
Total distributions declared to shareholders	$(0.19)	$(0.24)	$(0.50)	$(0.39)	$(0.03)
Net asset value, end of period (x)	$16.31	$11.50	$12.10	$12.87	$11.85
Total return (%) (r)(s)(t)(x)	43.83	(3.31)	(1.85)	11.93	12.38

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.11	1.16	1.14	1.16	2.53
Expenses after expense reductions (f)	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	1.23	1.71	1.59	1.29	1.35
Portfolio turnover	57	45	43	61	51
Net assets at end of period (000 omitted)	$104	$77	$78	$69	$60

Class R3	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.53	$12.13	$12.90	$11.87	$10.58

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.25	$0.23	$0.21	$0.18
Net realized and unrealized gain (loss)	4.85	(0.58)	(0.47)	1.24	1.16
Total from investment operations	$5.05	$(0.33)	$(0.24)	$1.45	$1.34

Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.27)	$(0.22)	$(0.13)	$(0.05)
From net realized gain	—	—	(0.31)	(0.29)	—
Total distributions declared to shareholders	$(0.22)	$(0.27)	$(0.53)	$(0.42)	$(0.05)
Net asset value, end of period (x)	$16.36	$11.53	$12.13	$12.90	$11.87
Total return (%) (r)(s)(t)(x)	44.17	(3.09)	(1.64)	12.24	12.72

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.86	0.90	0.90	0.91	2.27
Expenses after expense reductions (f)	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	1.48	1.93	1.77	1.64	1.60
Portfolio turnover	57	45	43	61	51
Net assets at end of period (000 omitted)	$103	$71	$122	$187	$60

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.54	$12.14	$12.91	$11.88	$10.59

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.28	$0.27	$0.23	$0.21
Net realized and unrealized gain (loss)	4.85	(0.58)	(0.48)	1.25	1.16
Total from investment operations	$5.08	$(0.30)	$(0.21)	$1.48	$1.37

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.25)	$(0.16)	$(0.08)
From net realized gain	—	—	(0.31)	(0.29)	—
Total distributions declared to shareholders	$(0.25)	$(0.30)	$(0.56)	$(0.45)	$(0.08)
Net asset value, end of period (x)	$16.37	$11.54	$12.14	$12.91	$11.88
Total return (%) (r)(s)(t)(x)	44.52	(2.86)	(1.33)	12.49	12.96

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.61	0.66	0.64	0.66	2.02
Expenses after expense reductions (f)	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	1.73	2.21	2.09	1.78	1.85
Portfolio turnover	57	45	43	61	51
Net assets at end of period (000 omitted)	$94	$65	$67	$68	$60

Class R6	Year ended

	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17
Net asset value, beginning of period	$11.56	$12.15	$12.92	$11.89	$10.59

Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.29	$0.28	$0.24	$0.22
Net realized and unrealized gain (loss)	4.85	(0.57)	(0.47)	1.25	1.16
Total from investment operations	$5.10	$(0.28)	$(0.19)	$1.49	$1.38

Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.31)	$(0.27)	$(0.17)	$(0.08)
From net realized gain	—	—	(0.31)	(0.29)	—
Total distributions declared to shareholders	$(0.27)	$(0.31)	$(0.58)	$(0.46)	$(0.08)
Net asset value, end of period (x)	$16.39	$11.56	$12.15	$12.92	$11.89
Total return (%) (r)(s)(t)(x)	44.57	(2.69)	(1.23)	12.55	13.08

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.52	0.56	0.55	0.57	0.65
Expenses after expense reductions (f)	0.40	0.39	0.39	0.39	0.45
Net investment income (loss)	1.83	2.32	2.18	1.87	1.88
Portfolio turnover	57	45	43	61	51
Net assets at end of period (000 omitted)	$190,875	$140,463	$121,952	$120,575	$115,619

See Notes to Financial Statements

25

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Value Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on the fund’s accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or

27

Notes to Financial Statements – continued

exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to

28

Notes to Financial Statements – continued

measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2021 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$260,155,835	$—	$—	$260,155,835
Mutual Funds	1,723,582	—	—	1,723,582
Total	$261,879,417	$—	$—	$261,879,417

For further information regarding security characteristics, see the Portfolio of Investments.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2021, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the

29

Notes to Financial Statements – continued

performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 5/31/21	Year ended 5/31/20
Ordinary income (including any short-term capital gains)	$4,300,007	$4,275,227

30

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/21

Cost of investments	$185,285,931
Gross appreciation	77,531,914
Gross depreciation	(938,428)
Net unrealized appreciation (depreciation)	$76,593,486

Undistributed ordinary income	3,593,567
Undistributed long-term capital gain	4,872,350
Total distributable earnings (loss)	$85,059,403

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 5/31/21	Year ended 5/31/20
Class A	$972,614	$1,051,815
Class B	841	2,221
Class C	5,422	6,791
Class I	11,417	17,348
Class R1	725	913
Class R2	1,194	1,523
Class R3	1,313	2,653
Class R4	1,433	1,643
Class R6	3,305,048	3,190,320
Total	$4,300,007	$4,275,227

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended May 31, 2021, this management fee reduction

31

Notes to Financial Statements – continued

amounted to $26,109, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses , such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2022. For the year ended May 31, 2021, this reduction amounted to $255,249, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $7,312 for the year ended May 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$145,617
Class B	0.75%	0.25%	1.00%	1.00%	1,182
Class C	0.75%	0.25%	1.00%	1.00%	5,442
Class R1	0.75%	0.25%	1.00%	1.00%	729
Class R2	0.25%	0.25%	0.50%	0.50%	432
Class R3	—	0.25%	0.25%	0.25%	207
Total Distribution and Service Fees					$153,609

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2021 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to

32

Notes to Financial Statements – continued

MFS or its affiliates’ seed money. For the year ended May 31, 2021, this rebate amounted to $1 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2021, were as follows:

Amount
Class A	$—
Class B	133
Class C	9

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended May 31, 2021, the fee was $2,237, which equated to 0.0010% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $57,851.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.0177% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

At May 31, 2021, MFS held approximately 52%, 88%, and 90% of the outstanding shares of Class B, Class R2, and Class R3, respectively, and 100% of the outstanding shares of Class R1 and Class R4.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s

33

Notes to Financial Statements – continued

securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2021, this reimbursement amounted to $6,397, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended May 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $128,184,606 and $141,506,521, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/21		Year ended 5/31/20

	Shares	Amount	Shares	Amount
Shares sold
Class A	1,322,883	$17,975,724	2,522,641	$30,373,323
Class B	1,018	15,213	—	—
Class C	23,867	356,130	6,473	76,714
Class I	65,408	970,362	14,917	158,176
Class R2	117	1,575	173	2,155
Class R3	281	3,814	229	2,735
Class R6	3,214,544	38,703,960	3,156,025	36,841,779
	4,628,118	$58,026,778	5,700,458	$67,454,882

Shares issued to shareholders in reinvestment of distributions
Class A	4,089	$55,002	4,802	$65,063
Class B	62	841	163	2,221
Class C	403	5,422	501	6,791
Class I	845	11,417	1,275	17,348
Class R1	53	725	68	913
Class R2	89	1,194	112	1,523
Class R3	97	1,313	195	2,653
Class R4	106	1,433	121	1,643
Class R6	244,456	3,305,048	234,238	3,190,320
	250,200	$3,382,395	241,475	$3,288,475

Shares reacquired
Class A	(1,704,774)	$(22,813,664)	(2,210,914)	$(28,350,259)
Class B	(3,961)	(49,164)	(2,191)	(22,754)
Class C	(10,290)	(139,242)	(6,099)	(74,556)
Class I	(15,792)	(224,467)	(50,013)	(601,667)
Class R2	(487)	(5,976)	(1)	(10)
Class R3	(171)	(1,991)	(4,348)	(42,807)
Class R6	(3,968,363)	(51,332,365)	(1,271,527)	(15,845,614)
	(5,703,838)	$(74,566,869)	(3,545,093)	$(44,937,667)

34

Notes to Financial Statements – continued

	Year ended 5/31/21		Year ended 5/31/20

	Shares	Amount	Shares	Amount
Net change
Class A	(377,802)	$(4,782,938)	316,529	$2,088,127
Class B	(2,881)	(33,110)	(2,028)	(20,533)
Class C	13,980	222,310	875	8,949
Class I	50,461	757,312	(33,821)	(426,143)
Class R1	53	725	68	913
Class R2	(281)	(3,207)	284	3,668
Class R3	207	3,136	(3,924)	(37,419)
Class R4	106	1,433	121	1,643
Class R6	(509,363)	(9,323,357)	2,118,736	24,186,485
	(825,520)	$(13,157,696)	2,396,840	$25,805,690

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2060 Fund were the owners of record of approximately 14%, 12%, 10%, 8%, 8%, 6%, 5%, 5%, 3%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2021, the fund’s commitment fee and interest expense were $922 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

35

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,980,316	$62,395,931	$62,652,499	$(166)	$—	$1,723,582

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$1,601	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund’s investments and the fund’s performance.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and the Shareholders of

MFS Blended Research Value Equity Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Value Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights.

37

Report of Independent Registered Public Accounting Firm – continued

Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 16, 2021

We have served as the auditor of one or more of the MFS investment companies since 1924.

38

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A

John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A

James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019-May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

42

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

43

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

44

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $82,094 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 77.48% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

45

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

47

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report
May 31, 2021
MFS®  Blended Research®
Mid Cap Equity Fund
BMS-ANN

MFS® Blended Research®
Mid Cap Equity Fund

Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.
Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets reacted by pushing up yields on global government bonds, though some of the rate rise has since been corrected.
A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, caused by pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic's effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
July 16, 2021
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

Portfolio Composition
Portfolio structure
Top ten holdings
Quanta Services, Inc.	1.7%
IDEXX Laboratories, Inc.	1.6%
Brunswick Corp.	1.6%
CrowdStrike Holdings, Inc.	1.6%
McKesson Corp.	1.6%
Cadence Design Systems, Inc.	1.6%
EPAM Systems, Inc.	1.5%
Avantor, Inc.	1.5%
Charles River Laboratories International, Inc.	1.5%
Regal Beloit Corp.	1.5%
GICS equity sectors (g)
Information Technology	16.9%
Industrials	16.6%
Health Care	13.5%
Consumer Discretionary	12.7%
Financials	11.0%
Real Estate	7.8%
Utilities	5.9%
Materials	4.9%
Communication Services	4.5%
Energy	3.2%
Consumer Staples	2.6%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended May 31, 2021, Class A shares of the MFS Blended Research Mid Cap Equity Fund (fund) provided a total return of 44.61%, at net asset value. This compares with a return of 50.29% for the fund’s benchmark, the Russell Midcap® Index.
Market Environment
The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.
Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies — a departure from the usual market-dictated response to risk-off crises.
Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).
Detractors from Performance
Stock selection in the communication services sector was a primary factor in the fund’s underperformance relative to the Russell Midcap® Index. Within this sector, holding shares of video game maker Electronic Arts(b) held back relative returns.
Stock selection and, to a lesser extent, an overweight position in the real estate sector also detracted from relative performance, led by the fund's holdings of data center infrastructure solutions provider QTS Realty Trust(b)(h). The stock price of QTS Realty Trust declined during the period. Although the company benefited from the ongoing increase in data usage and the COVID-driven stay-at-home shift, positive news of the vaccine rollout and expectations for a re-opening appeared to have weighed on investors' sentiment.
3

Management Review - continued
Elsewhere, the fund’s overweight holdings of pharmaceutical company Incyte Corp, information solutions and services provider CACI International, discount merchandise retailer Dollar General, power generation company NRG Energy and energy infrastructure company Sempra Energy dampened relative performance. In addition, not holding shares of mining company Freeport-McMoRan, and the timing of the fund’s ownership in shares of power provider FirstEnergy(h), further detracted from relative returns. The share price of Freeport-McMoRan appreciated over the reporting period on the back of stronger-than-expected earnings results that benefited from higher production volumes and expense controls.
The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets appreciated, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.
Contributors to Performance
Stock selection in the financials sector contributed to relative results, led by the fund’s overweight position in banking firm Silicon Valley Bank(h).
Stocks in other sectors that supported relative performance included the fund’s overweight positions in agricultural equipment manufacturer AGCO, infrastructure services provider for the electric power, pipeline, industrial and communications industries company Quanta Services, chemical industry company Eastman Chemical Company, manufacturer of electric motors Regal Beloit, integrated electric power company AES(h), recreation products manufacturer Brunswick and software engineering solutions and technology services provider EPAM Systems. The stock price of AGCO appreciated as the company's earnings results exceeded consensus estimates on the back of strong sales performance. In addition, the timing of the fund’s ownership in shares of semiconductor company Lam Research and energy solutions company ChampionX Corp. benefited relative performance. The stock price of Lam Research appreciated as the company delivered solid revenue results and posted record sales, solid free cash flows and announced an additional share buyback plan.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 5/31/21
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
5

Performance Summary  - continued
Total Returns through 5/31/21
Average annual without sales charge
Share Class	Class Inception Date	1-yr	Life (t)
A	8/19/16	44.61%	13.23%
B	8/19/16	43.56%	12.38%
C	8/19/16	43.49%	12.37%
I	8/19/16	44.98%	13.50%
R1	8/19/16	43.45%	12.37%
R2	8/19/16	44.24%	12.93%
R3	8/19/16	44.60%	13.23%
R4	8/19/16	44.95%	13.50%
R6	8/19/16	45.02%	13.58%
Comparative benchmark(s)

Russell Midcap® Index (f)	50.29%	14.86%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	36.29%	11.84%
B With CDSC (Declining over six years from 4% to 0%) (v)	39.56%	12.11%
C With CDSC (1% for 12 months) (v)	42.49%	12.37%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell Midcap® Index(h) – a market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index. The range of market caps covered in this 800-member index goes from about $1 billion to roughly $20 billion, with an average market cap of $8 billion to $10 billion, and a median value of $4 billion to $5 billion. The index is reconstituted annually so that stocks that have outgrown the index can be removed and new entries can be added.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell
6

Performance Summary  - continued
Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2020 through May 31, 2021
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2020 through May 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/20	Ending Account Value 5/31/21	Expenses Paid During Period (p) 12/01/20-5/31/21
A	Actual	0.84%	$1,000.00	$1,221.24	$4.65
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
B	Actual	1.59%	$1,000.00	$1,217.13	$8.79
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
C	Actual	1.59%	$1,000.00	$1,215.51	$8.78
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
I	Actual	0.59%	$1,000.00	$1,222.61	$3.27
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R1	Actual	1.59%	$1,000.00	$1,216.38	$8.79
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
R2	Actual	1.09%	$1,000.00	$1,219.10	$6.03
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
R3	Actual	0.81%	$1,000.00	$1,220.35	$4.48
	Hypothetical (h)	0.81%	$1,000.00	$1,020.89	$4.08
R4	Actual	0.59%	$1,000.00	$1,221.56	$3.27
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R6	Actual	0.51%	$1,000.00	$1,222.40	$2.83
	Hypothetical (h)	0.51%	$1,000.00	$1,022.39	$2.57
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class R3 shares, this rebate reduced the expense ratio above by 0.03%. See Note 3 in the Notes to Financial Statements for additional information.
9

Portfolio of Investments
5/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.6%
Aerospace & Defense – 1.7%
CACI International, Inc., “A” (a)	13,496	$ 3,440,940
Huntington Ingalls Industries, Inc.	20,507	4,433,819
		$7,874,759
Apparel Manufacturers – 0.3%
PVH Corp. (a)	9,876	$ 1,133,962
Automotive – 2.1%
Adient PLC (a)	29,524	$ 1,477,971
Lear Corp.	32,535	6,290,968
LKQ Corp. (a)	31,697	1,615,279
		$9,384,218
Biotechnology – 1.0%
Incyte Corp. (a)	55,474	$ 4,647,612
Broadcasting – 1.1%
Discovery Communications, Inc., “A” (a)	16,668	$ 535,210
Discovery Communications, Inc., “C” (a)	91,949	2,763,067
Trade Desk, Inc. (a)	3,021	1,776,771
		$5,075,048
Brokerage & Asset Managers – 0.9%
Evercore Partners, Inc.	23,965	$ 3,495,535
Jefferies Financial Group, Inc.	19,693	632,736
		$4,128,271
Business Services – 3.4%
Amdocs Ltd.	50,259	$ 3,925,228
CBRE Group, Inc., “A” (a)	40,552	3,559,654
CoStar Group, Inc. (a)	908	775,432
Dropbox, Inc. (a)	76,977	2,105,321
Etsy, Inc. (a)	14,655	2,414,118
Fiserv, Inc. (a)	11,289	1,300,493
Verisk Analytics, Inc., “A”	8,570	1,481,153
		$15,561,399
Cable TV – 0.8%
Altice USA, Inc., “A” (a)	60,227	$ 2,171,786
Cable One, Inc.	879	1,595,877
		$3,767,663
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 1.6%
Celanese Corp.	4,004	$ 662,462
Eastman Chemical Co.	51,769	6,491,832
		$7,154,294
Computer Software – 5.9%
ACI Worldwide, Inc. (a)	18,721	$ 716,265
Altair Engineering, Inc., “A” (a)	6,294	424,027
Atlassian Corp. PLC, “A” (a)	4,716	1,100,148
Cadence Design Systems, Inc. (a)	55,850	7,092,392
CrowdStrike Holdings, Inc. (a)	32,610	7,244,312
DocuSign, Inc. (a)	31,862	6,424,016
Okta, Inc. (a)	8,237	1,832,238
Paylocity Holding Corp. (a)	9,425	1,600,648
		$26,434,046
Computer Software - Systems – 7.8%
EPAM Systems, Inc. (a)	14,412	$ 6,883,171
Hewlett Packard Enterprise	120,243	1,919,078
HP, Inc.	97,769	2,857,788
Juniper Networks, Inc.	43,714	1,150,990
ServiceNow, Inc. (a)	9,459	4,482,431
SS&C Technologies Holdings, Inc.	69,736	5,151,398
TransUnion	45,828	4,903,596
Western Digital Corp. (a)	28,365	2,133,899
Zebra Technologies Corp., “A” (a)	11,062	5,498,367
		$34,980,718
Construction – 3.3%
D.R. Horton, Inc.	39,451	$ 3,759,286
Eagle Materials, Inc.	15,617	2,291,951
Pulte Homes, Inc.	48,297	2,791,083
Stanley Black & Decker, Inc.	20,626	4,471,717
Taylor Morrison Home Corp. (a)	51,895	1,537,130
		$14,851,167
Consumer Products – 0.6%
Energizer Holdings, Inc.	31,473	$ 1,449,017
Newell Brands, Inc.	41,545	1,191,926
		$2,640,943
Consumer Services – 0.8%
Grand Canyon Education, Inc. (a)	8,142	$ 740,433
Robert Half International, Inc.	29,840	2,649,494
		$3,389,927
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Containers – 1.5%
Graphic Packaging Holding Co.	312,851	$ 5,531,205
Pactiv Evergreen, Inc.	78,852	1,170,164
		$6,701,369
Electrical Equipment – 2.0%
Advanced Drainage Systems, Inc.	10,292	$ 1,167,319
AMETEK, Inc.	17,882	2,415,858
Fortive Corp.	22,704	1,646,494
Johnson Controls International PLC	8,906	592,605
Sensata Technologies Holding PLC (a)	53,401	3,173,622
		$8,995,898
Electronics – 2.2%
Advanced Energy Industries, Inc.	2,430	$ 247,884
Amkor Technology, Inc.	39,929	842,502
Cirrus Logic, Inc. (a)	33,923	2,648,369
Lam Research Corp.	6,882	4,472,268
Silicon Laboratories, Inc. (a)	2,417	330,065
Skyworks Solutions, Inc.	8,118	1,380,060
		$9,921,148
Energy - Independent – 0.5%
Diamondback Energy, Inc.	30,207	$ 2,418,675
Engineering - Construction – 1.7%
APi Group, Inc. (a)	13,177	$ 278,694
Quanta Services, Inc.	78,070	7,443,974
		$7,722,668
Entertainment – 0.2%
Spotify Technology S.A. (a)	3,223	$ 778,580
Food & Beverages – 1.6%
J.M. Smucker Co.	32,893	$ 4,384,308
Tyson Foods, Inc., “A”	37,006	2,941,977
		$7,326,285
Food & Drug Stores – 0.6%
Albertsons Cos., Inc., “A”	144,939	$ 2,781,379
Forest & Paper Products – 0.8%
Weyerhaeuser Co., REIT	89,573	$ 3,400,191
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Gaming & Lodging – 1.3%
Marriott International, Inc., “A” (a)	20,276	$ 2,911,228
Penn National Gaming, Inc. (a)	34,146	2,798,948
		$5,710,176
General Merchandise – 0.6%
Dollar General Corp.	13,410	$ 2,721,694
Insurance – 3.2%
CNO Financial Group, Inc.	88,645	$ 2,354,411
Equitable Holdings, Inc.	113,979	3,618,833
Everest Re Group Ltd.	17,359	4,512,646
Reinsurance Group of America, Inc.	29,858	3,763,004
		$14,248,894
Internet – 0.2%
GoDaddy, Inc. (a)	6,727	$ 544,618
Pinterest, Inc. (a)	5,044	329,373
Roku, Inc. (a)	577	200,052
		$1,074,043
Leisure & Toys – 4.8%
Brunswick Corp.	71,042	$ 7,262,624
Electronic Arts, Inc.	41,541	5,937,455
Mattel, Inc. (a)	40,587	860,850
Polaris, Inc.	10,372	1,361,014
Take-Two Interactive Software, Inc. (a)	33,070	6,136,469
		$21,558,412
Machinery & Tools – 4.5%
AGCO Corp.	42,958	$ 5,944,099
Cummins, Inc.	3,765	968,659
ITT, Inc.	18,283	1,716,774
Regal Beloit Corp.	46,518	6,616,255
Roper Technologies, Inc.	5,455	2,454,805
Timken Co.	28,420	2,513,749
		$20,214,341
Major Banks – 1.5%
Comerica, Inc.	38,242	$ 3,001,615
State Street Corp.	41,473	3,607,321
		$6,608,936
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 6.3%
Charles River Laboratories International, Inc. (a)	19,611	$ 6,628,322
IDEXX Laboratories, Inc. (a)	13,232	7,384,912
Laboratory Corp. of America Holdings (a)	4,905	1,346,324
McKesson Corp.	37,634	7,240,405
Quest Diagnostics, Inc.	12,735	1,676,818
Tenet Healthcare Corp. (a)	19,764	1,322,409
Universal Health Services, Inc.	18,010	2,874,936
		$28,474,126
Medical Equipment – 5.1%
Align Technology, Inc. (a)	8,484	$ 5,006,833
Avantor, Inc. (a)	209,101	6,722,597
Hologic, Inc. (a)	22,478	1,417,463
PerkinElmer, Inc.	30,198	4,380,824
STERIS PLC	2,903	554,066
West Pharmaceutical Services, Inc.	14,510	5,042,370
		$23,124,153
Metals & Mining – 0.6%
Reliance Steel & Aluminum Co.	15,414	$ 2,590,631
Natural Gas - Distribution – 1.8%
Sempra Energy	38,910	$ 5,271,916
UGI Corp.	60,339	2,778,611
		$8,050,527
Natural Gas - Pipeline – 1.2%
ONEOK, Inc.	5,472	$ 288,593
Targa Resources Corp.	98,484	3,827,088
Williams Cos., Inc.	45,657	1,202,606
		$5,318,287
Oil Services – 1.5%
ChampionX Corp. (a)	136,503	$ 3,617,329
NOV, Inc. (a)	207,080	3,338,130
		$6,955,459
Other Banks & Diversified Financials – 4.9%
Bank OZK	25,790	$ 1,101,491
Northern Trust Corp.	47,581	5,766,341
SLM Corp.	159,621	3,232,325
Synchrony Financial	119,903	5,684,601
Umpqua Holdings Corp.	120,660	2,302,193
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Zions Bancorp NA	70,378	$ 4,073,479
		$22,160,430
Pharmaceuticals – 1.0%
United Therapeutics Corp. (a)	1,732	$ 321,979
Zoetis, Inc.	24,956	4,409,226
		$4,731,205
Pollution Control – 0.9%
Republic Services, Inc.	35,372	$ 3,861,915
Real Estate – 6.8%
Empire State Realty Trust, REIT, “A”	102,642	$ 1,214,255
Extra Space Storage, Inc., REIT	39,365	5,897,271
Omega Healthcare Investors, Inc., REIT	166,435	6,094,850
Simon Property Group, Inc., REIT	7,866	1,010,702
Spirit Realty Capital, Inc., REIT	53,475	2,527,228
STAG Industrial, Inc., REIT	154,358	5,512,124
Starwood Property Trust, Inc., REIT	100,050	2,540,269
STORE Capital Corp., REIT	169,154	5,818,898
		$30,615,597
Restaurants – 2.2%
Texas Roadhouse, Inc.	39,561	$ 3,984,188
Yum China Holdings, Inc.	89,397	6,046,813
		$10,031,001
Specialty Chemicals – 0.9%
Corteva, Inc.	70,106	$ 3,189,823
Univar Solutions, Inc. (a)	40,672	1,101,805
		$4,291,628
Specialty Stores – 1.4%
AutoZone, Inc. (a)	3,246	$ 4,565,823
Petco Health & Wellness Co., Inc. (a)	24,561	556,307
Urban Outfitters, Inc. (a)	33,443	1,309,628
		$6,431,758
Trucking – 2.4%
Forward Air Corp.	37,883	$ 3,670,484
Old Dominion Freight Line, Inc.	18,792	4,988,336
Ryder System, Inc.	28,219	2,308,032
		$10,966,852
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 4.1%
CenterPoint Energy, Inc.	79,115	$ 2,001,609
DTE Energy Co.	16,925	2,335,481
Edison International	30,094	1,681,352
NRG Energy, Inc.	101,420	3,260,653
PG&E Corp. (a)	202,076	2,049,051
Portland General Electric Co.	68,296	3,274,110
Xcel Energy, Inc.	55,645	3,944,118
		$18,546,374
Total Common Stocks (Identified Cost, $339,577,250)		$ 449,356,659
Investment Companies (h) – 0.6%
Money Market Funds – 0.6%
MFS Institutional Money Market Portfolio, 0.03% (v) (Identified Cost, $2,543,227)	2,543,227	$ 2,543,227
Other Assets, Less Liabilities – (0.2)%		(786,104)
Net Assets – 100.0%		$ 451,113,782

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,543,227 and $449,356,659, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 5/31/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $339,577,250)	$449,356,659
Investments in affiliated issuers, at value (identified cost, $2,543,227)	2,543,227
Receivables for
Fund shares sold	394,894
Interest and dividends	585,285
Other assets	831
Total assets	$452,880,896
Liabilities
Payables for
Fund shares reacquired	$1,605,860
Payable to affiliates
Investment adviser	41,216
Administrative services fee	955
Shareholder servicing costs	43,461
Distribution and service fees	4,679
Payable for independent Trustees' compensation	11
Accrued expenses and other liabilities	70,932
Total liabilities	$1,767,114
Net assets	$451,113,782
Net assets consist of
Paid-in capital	$304,566,000
Total distributable earnings (loss)	146,547,782
Net assets	$451,113,782
Shares of beneficial interest outstanding	29,314,143
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$133,584,285	8,698,892	$15.36
Class B	125,540	8,228	15.26
Class C	349,761	22,930	15.25
Class I	5,410,042	351,717	15.38
Class R1	141,695	9,286	15.26
Class R2	253,104	16,512	15.33
Class R3	1,422,467	92,593	15.36
Class R4	953,127	61,913	15.39
Class R6	308,873,761	20,052,072	15.40

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.30 [100 / 94.25 x $15.36]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 5/31/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$5,365,175
Income on securities loaned	30,690
Other	29,736
Dividends from affiliated issuers	3,144
Total investment income	$5,428,745
Expenses
Management fee	$1,889,230
Distribution and service fees	253,248
Shareholder servicing costs	96,124
Administrative services fee	59,483
Independent Trustees' compensation	8,370
Custodian fee	32,649
Shareholder communications	7,389
Audit and tax fees	56,025
Legal fees	2,618
Miscellaneous	146,912
Total expenses	$2,552,048
Fees paid indirectly	(1)
Reduction of expenses by investment adviser and distributor	(297,778)
Net expenses	$2,254,269
Net investment income (loss)	$3,174,476
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$47,187,742
Affiliated issuers	(209)
Net realized gain (loss)	$47,187,533
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$89,799,345
Net realized and unrealized gain (loss)	$136,986,878
Change in net assets from operations	$140,161,354
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/21	5/31/20
Change in net assets
From operations
Net investment income (loss)	$3,174,476	$3,440,093
Net realized gain (loss)	47,187,533	4,684,508
Net unrealized gain (loss)	89,799,345	77,653
Change in net assets from operations	$140,161,354	$8,202,254
Total distributions to shareholders	$(3,558,854)	$(14,604,385)
Change in net assets from fund share transactions	$(476,675)	$45,074,144
Total change in net assets	$136,125,825	$38,672,013
Net assets
At beginning of period	314,987,957	276,315,944
At end of period	$451,113,782	$314,987,957
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17(c)
Net asset value, beginning of period	$10.70	$11.14	$12.07	$11.03	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.10	$0.11	$0.09	$0.06
Net realized and unrealized gain (loss)	4.68	0.02	(0.27)	1.36	1.01
Total from investment operations	$4.76	$0.12	$(0.16)	$1.45	$1.07
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.10)	$(0.09)	$(0.10)	$(0.04)
From net realized gain	(0.00)(w)	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.10)	$(0.56)	$(0.77)	$(0.41)	$(0.04)
Net asset value, end of period (x)	$15.36	$10.70	$11.14	$12.07	$11.03
Total return (%) (r)(s)(t)(x)	44.61	0.51	(0.52)	13.20	10.72(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.96	0.97	0.94	0.96(a)
Expenses after expense reductions (f)	0.84	0.84	0.84	0.84	0.81(a)
Net investment income (loss)	0.58	0.89	0.96	0.71	0.76(a)
Portfolio turnover	103	81	80	84	68(n)
Net assets at end of period (000 omitted)	$133,584	$74,843	$74,051	$77,738	$73
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17(c)
Net asset value, beginning of period	$10.64	$11.08	$12.03	$10.99	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.02	$0.02	$(0.00)(w)	$0.00(w)
Net realized and unrealized gain (loss)	4.65	0.01	(0.26)	1.35	1.00
Total from investment operations	$4.63	$0.03	$(0.24)	$1.35	$1.00
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.01)	$(0.03)	$—	$(0.01)
From net realized gain	(0.00)(w)	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.01)	$(0.47)	$(0.71)	$(0.31)	$(0.01)
Net asset value, end of period (x)	$15.26	$10.64	$11.08	$12.03	$10.99
Total return (%) (r)(s)(t)(x)	43.56	(0.23)	(1.27)	12.35	10.02(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.71	1.72	1.67	1.73(a)
Expenses after expense reductions (f)	1.59	1.59	1.59	1.59	1.56(a)
Net investment income (loss)	(0.16)	0.15	0.21	(0.04)	0.02(a)
Portfolio turnover	103	81	80	84	68(n)
Net assets at end of period (000 omitted)	$126	$92	$99	$66	$57
See Notes to Financial Statements
22

Financial Highlights – continued
Class C	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17(c)
Net asset value, beginning of period	$10.64	$11.10	$12.03	$10.99	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.02	$0.02	$(0.00)(w)	$0.00(w)
Net realized and unrealized gain (loss)	4.64	0.01	(0.25)	1.35	1.00
Total from investment operations	$4.62	$0.03	$(0.23)	$1.35	$1.00
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.03)	$(0.02)	$(0.00)(w)	$(0.01)
From net realized gain	(0.00)(w)	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.01)	$(0.49)	$(0.70)	$(0.31)	$(0.01)
Net asset value, end of period (x)	$15.25	$10.64	$11.10	$12.03	$10.99
Total return (%) (r)(s)(t)(x)	43.49	(0.28)	(1.27)	12.40	10.02(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.71	1.72	1.67	1.73(a)
Expenses after expense reductions (f)	1.59	1.59	1.59	1.59	1.56(a)
Net investment income (loss)	(0.16)	0.16	0.21	(0.04)	0.01(a)
Portfolio turnover	103	81	80	84	68(n)
Net assets at end of period (000 omitted)	$350	$138	$109	$98	$64
See Notes to Financial Statements
23

Financial Highlights – continued
Class I	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17(c)
Net asset value, beginning of period	$10.71	$11.16	$12.11	$11.04	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.13	$0.14	$0.11	$0.08
Net realized and unrealized gain (loss)	4.68	0.02	(0.28)	1.37	1.01
Total from investment operations	$4.79	$0.15	$(0.14)	$1.48	$1.09
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.14)	$(0.13)	$(0.10)	$(0.05)
From net realized gain	(0.00)(w)	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.12)	$(0.60)	$(0.81)	$(0.41)	$(0.05)
Net asset value, end of period (x)	$15.38	$10.71	$11.16	$12.11	$11.04
Total return (%) (r)(s)(t)(x)	44.98	0.71	(0.30)	13.51	10.91(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.71	0.71	0.67	0.74(a)
Expenses after expense reductions (f)	0.59	0.59	0.59	0.59	0.56(a)
Net investment income (loss)	0.84	1.18	1.26	0.95	1.02(a)
Portfolio turnover	103	81	80	84	68(n)
Net assets at end of period (000 omitted)	$5,410	$4,368	$2,336	$69	$55
See Notes to Financial Statements
24

Financial Highlights – continued
Class R1	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17(c)
Net asset value, beginning of period	$10.65	$11.09	$12.03	$10.99	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$0.02	$0.02	$(0.01)	$0.00(w)
Net realized and unrealized gain (loss)	4.64	0.02	(0.26)	1.36	1.00
Total from investment operations	$4.62	$0.04	$(0.24)	$1.35	$1.00
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.02)	$(0.02)	$—	$(0.01)
From net realized gain	(0.00)(w)	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.01)	$(0.48)	$(0.70)	$(0.31)	$(0.01)
Net asset value, end of period (x)	$15.26	$10.65	$11.09	$12.03	$10.99
Total return (%) (r)(s)(t)(x)	43.45	(0.16)	(1.31)	12.35	10.02(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.67	1.71	1.72	1.67	1.73(a)
Expenses after expense reductions (f)	1.59	1.59	1.59	1.59	1.56(a)
Net investment income (loss)	(0.16)	0.15	0.22	(0.05)	0.02(a)
Portfolio turnover	103	81	80	84	68(n)
Net assets at end of period (000 omitted)	$142	$98	$97	$62	$55
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17(c)
Net asset value, beginning of period	$10.70	$11.15	$12.07	$11.02	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.07	$0.08	$0.05	$0.04
Net realized and unrealized gain (loss)	4.68	0.02	(0.25)	1.35	1.01
Total from investment operations	$4.72	$0.09	$(0.17)	$1.40	$1.05
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.08)	$(0.07)	$(0.04)	$(0.03)
From net realized gain	(0.00)(w)	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.09)	$(0.54)	$(0.75)	$(0.35)	$(0.03)
Net asset value, end of period (x)	$15.33	$10.70	$11.15	$12.07	$11.02
Total return (%) (r)(s)(t)(x)	44.24	0.21	(0.71)	12.82	10.51(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.21	1.22	1.17	1.23(a)
Expenses after expense reductions (f)	1.09	1.09	1.09	1.09	1.06(a)
Net investment income (loss)	0.30	0.65	0.70	0.45	0.52(a)
Portfolio turnover	103	81	80	84	68(n)
Net assets at end of period (000 omitted)	$253	$62	$62	$62	$55
See Notes to Financial Statements
26

Financial Highlights – continued
Class R3	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17(c)
Net asset value, beginning of period	$10.71	$11.16	$12.09	$11.03	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.07	$0.11	$0.08	$0.06
Net realized and unrealized gain (loss)	4.68	0.05	(0.26)	1.36	1.01
Total from investment operations	$4.76	$0.12	$(0.15)	$1.44	$1.07
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.11)	$(0.10)	$(0.07)	$(0.04)
From net realized gain	(0.00)(w)	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.11)	$(0.57)	$(0.78)	$(0.38)	$(0.04)
Net asset value, end of period (x)	$15.36	$10.71	$11.16	$12.09	$11.03
Total return (%) (r)(s)(t)(x)	44.60	0.51	(0.50)	13.17	10.71(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	1.00	0.97	0.92	0.98(a)
Expenses after expense reductions (f)	0.82	0.84	0.84	0.84	0.81(a)
Net investment income (loss)	0.62	0.72	0.95	0.71	0.77(a)
Portfolio turnover	103	81	80	84	68(n)
Net assets at end of period (000 omitted)	$1,422	$1,015	$62	$63	$55
See Notes to Financial Statements
27

Financial Highlights – continued
Class R4	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17(c)
Net asset value, beginning of period	$10.72	$11.17	$12.11	$11.04	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.13	$0.14	$0.11	$0.08
Net realized and unrealized gain (loss)	4.69	0.02	(0.27)	1.37	1.01
Total from investment operations	$4.80	$0.15	$(0.13)	$1.48	$1.09
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.14)	$(0.13)	$(0.10)	$(0.05)
From net realized gain	(0.00)(w)	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.13)	$(0.60)	$(0.81)	$(0.41)	$(0.05)
Net asset value, end of period (x)	$15.39	$10.72	$11.17	$12.11	$11.04
Total return (%) (r)(s)(t)(x)	44.95	0.73	(0.30)	13.51	10.91(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.71	0.72	0.67	0.74(a)
Expenses after expense reductions (f)	0.59	0.59	0.59	0.59	0.56(a)
Net investment income (loss)	0.84	1.18	1.21	0.96	1.02(a)
Portfolio turnover	103	81	80	84	68(n)
Net assets at end of period (000 omitted)	$953	$685	$63	$63	$55
See Notes to Financial Statements
28

Financial Highlights – continued
Class R6	Year ended
	5/31/21	5/31/20	5/31/19	5/31/18	5/31/17(c)
Net asset value, beginning of period	$10.73	$11.17	$12.11	$11.04	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.14	$0.15	$0.12	$0.09
Net realized and unrealized gain (loss)	4.69	0.02	(0.27)	1.36	1.00
Total from investment operations	$4.81	$0.16	$(0.12)	$1.48	$1.09
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.14)	$(0.10)	$(0.05)
From net realized gain	(0.00)(w)	(0.46)	(0.68)	(0.31)	—
Total distributions declared to shareholders	$(0.14)	$(0.60)	$(0.82)	$(0.41)	$(0.05)
Net asset value, end of period (x)	$15.40	$10.73	$11.17	$12.11	$11.04
Total return (%) (r)(s)(t)(x)	45.02	0.87	(0.17)	13.52	10.91(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.61	0.61	0.62	0.60(a)
Expenses after expense reductions (f)	0.51	0.49	0.48	0.52	0.55(a)
Net investment income (loss)	0.94	1.25	1.32	1.03	1.05(a)
Portfolio turnover	103	81	80	84	68(n)
Net assets at end of period (000 omitted)	$308,874	$233,687	$199,437	$196,721	$187,594

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, August 19, 2016, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
29

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research Mid Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on the fund's accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing
30

Notes to Financial Statements  - continued
service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other
31

Notes to Financial Statements  - continued
significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2021 in valuing the fund's assets or liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$449,356,659	$—	$—	$449,356,659
Mutual Funds	2,543,227	—	—	2,543,227
Total	$451,899,886	$—	$—	$451,899,886
For further information regarding security characteristics, see the Portfolio of Investments.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
32

Notes to Financial Statements  - continued
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
33

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/21	Year ended 5/31/20
Ordinary income (including any short-term capital gains)	$3,550,203	$4,617,234
Long-term capital gains	8,651	9,987,151
Total distributions	$3,558,854	$14,604,385
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/21
Cost of investments	$345,360,042
Gross appreciation	108,840,097
Gross depreciation	(2,300,253)
Net unrealized appreciation (depreciation)	$106,539,844
Undistributed ordinary income	14,418,956
Undistributed long-term capital gain	25,588,982
Total distributable earnings (loss)	$146,547,782
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/21	Year ended 5/31/20
Class A	$599,387	$3,300,966
Class B	110	3,896
Class C	176	5,124
Class I	44,087	182,704
Class R1	142	4,201
Class R2	1,186	2,965
Class R3	10,583	4,017
Class R4	8,216	34,334
Class R6	2,894,967	11,066,178
Total	$3,558,854	$14,604,385
34

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended May 31, 2021, this management fee reduction amounted to $43,376, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
Classes
A	B	C	I	R1	R2	R3	R4	R6
0.84%	1.59%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.55%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2022. For the year ended May 31, 2021, this reduction amounted to $254,154, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $3,603 for the year ended May 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
35

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 245,227
Class B	0.75%	0.25%	1.00%	1.00%	1,087
Class C	0.75%	0.25%	1.00%	1.00%	1,857
Class R1	0.75%	0.25%	1.00%	1.00%	1,184
Class R2	0.25%	0.25%	0.50%	0.50%	861
Class R3	—	0.25%	0.25%	0.23%	3,032
Total Distribution and Service Fees					$253,248
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2021 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2021, this rebate amounted to $32 and $216 for Class A and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2021, were as follows:
Amount
Class A	$37
Class B	11
Class C	2
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2021, the fee was $3,617, which equated to 0.0010% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $92,507.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
36

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2021 was equivalent to an annual effective rate of 0.0157% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At May 31, 2021, MFS held approximately 70% and 62% of the outstanding shares of Class B and Class R1, respectively.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2021, this reimbursement amounted to $29,680, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended May 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $382,281,376 and $382,676,115, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/21		Year ended 5/31/20
	Shares	Amount	Shares	Amount
Shares sold
Class A	6,770,794	$93,287,331	3,823,986	$42,204,128
Class B	253	3,521	710	8,449
Class C	13,059	182,208	3,318	36,721
Class I	67,402	868,050	264,349	3,025,189
Class R1	235	2,941	183	2,105
Class R2	10,839	128,538	—	—
Class R3	17,319	215,100	89,966	808,205
Class R4	8,396	108,320	59,833	707,821
Class R6	4,680,797	54,105,937	5,594,966	57,701,440
	11,569,094	$148,901,946	9,837,311	$104,494,058
37

Notes to Financial Statements  - continued
	Year ended 5/31/21		Year ended 5/31/20
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	737	$9,638	2,782	$33,521
Class B	8	110	324	3,896
Class C	13	176	426	5,124
Class I	3,371	44,087	15,150	182,704
Class R1	11	142	349	4,201
Class R2	91	1,186	246	2,965
Class R3	809	10,583	333	4,017
Class R4	627	8,216	2,844	34,334
Class R6	220,990	2,894,967	916,833	11,066,178
	226,657	$2,969,105	939,287	$11,336,940
Shares reacquired
Class A	(5,067,733)	$(70,014,300)	(3,480,093)	$(41,089,073)
Class B	(685)	(9,648)	(1,322)	(15,577)
Class C	(3,154)	(36,078)	(517)	(6,282)
Class I	(126,696)	(1,581,510)	(81,218)	(812,162)
Class R1	(144)	(1,937)	(87)	(1,015)
Class R2	(215)	(2,748)	—	—
Class R3	(20,308)	(257,778)	(1,111)	(11,154)
Class R4	(10,982)	(143,875)	(4,423)	(51,279)
Class R6	(6,629,459)	(80,299,852)	(2,588,276)	(28,770,312)
	(11,859,376)	$(152,347,726)	(6,157,047)	$(70,756,854)
Net change
Class A	1,703,798	$23,282,669	346,675	$1,148,576
Class B	(424)	(6,017)	(288)	(3,232)
Class C	9,918	146,306	3,227	35,563
Class I	(55,923)	(669,373)	198,281	2,395,731
Class R1	102	1,146	445	5,291
Class R2	10,715	126,976	246	2,965
Class R3	(2,180)	(32,095)	89,188	801,068
Class R4	(1,959)	(27,339)	58,254	690,876
Class R6	(1,727,672)	(23,298,948)	3,923,523	39,997,306
	(63,625)	$(476,675)	4,619,551	$45,074,144
Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.
38

Notes to Financial Statements  - continued
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2060 Fund were the owners of record of approximately 13%, 12%, 10%, 8%, 8%, 5%, 5%, 4%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2021, the fund’s commitment fee and interest expense were $1,445 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,229,472	$145,345,471	$145,031,507	$(209)	$—	$2,543,227

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$3,144	$—
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the
39

Notes to Financial Statements  - continued
availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
40

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Mid Cap Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Mid Cap Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period from August 19, 2016 (the commencement of the Fund’s investment operations) through May 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from August 19, 2016 (the commencement of the Fund’s investment operations) through May 31, 2017, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
41

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 16, 2021
We have served as the auditor of one or more of the MFS investment companies since 1924.
42

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A
Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A
43

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
44

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
45

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
46

Trustees and Officers - continued
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
47

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
48

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $3,324,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 41.47% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
49

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
50

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
51

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
52

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report

May 31, 2021

MFS® International Large Cap Value Fund

MKV-ANN

MFS® International Large Cap Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

Markets have experienced dramatic swings since the coronavirus pandemic brought the global economy to a standstill for several months early in 2020. While the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as new variants of the virus appear, and questions persist over how fast vaccines can be made widely available in the developing world.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support. Having passed a $1.9 trillion stimulus package in March, the U.S. Congress could approve additional stimulus later this year, some of it focused on infrastructure. Along with extraordinary government expenditures, pent-up consumer demand fueled a surge in economic activity as coronavirus restrictions were eased, pushing up inflation, at least temporarily. Markets reacted by pushing up yields on global government bonds, though some of the rate rise has since been corrected.

A spirited debate is underway among investors over whether the current price pressures will persist or prove to be temporary, caused by pandemic-induced bottlenecks. The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.

In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

July 16, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
BNP Paribas	2.8%
Vodafone Group PLC	2.6%
Rio Tinto PLC	2.5%
UBS Group AG	2.4%
Willis Towers Watson PLC	2.4%
Barclays PLC	2.4%
Schneider Electric SE	2.3%
Toronto-Dominion Bank	2.1%
Canadian Pacific Railway Ltd.	2.1%
KDDI Corp.	1.9%

GICS equity sectors (g)
Financials	30.3%
Industrials	16.3%
Information Technology	10.1%
Consumer Staples	9.9%
Consumer Discretionary	6.9%
Communication Services	6.5%
Materials	5.1%
Utilities	5.1%
Health Care	4.6%
Energy	3.4%
Equity Warrants	0.0%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.

(o)	Less than 0.1%.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of May 31, 2021.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the period June 30, 2020 to May 31, 2021, Class A shares of the MFS International Large Cap Value Fund (fund) provided a total return of 37.76%, at net asset value. This compares with a return of 36.99% for the fund’s benchmark, the MSCI EAFE Value Index (net div).

Market Environment

The global economy continued to recover from the most unusual recession in memory while financial markets benefited from massive fiscal and monetary intervention aimed at offsetting the economic effects of the pandemic. In developed markets, vaccine distribution broadened after getting off to a slower-than-hoped-for start in some locales, although concerns remained that too few people will be inoculated for herd immunity to be achieved. On balance, emerging markets experienced slower rollouts than developed markets amid ongoing vaccine supply constraints.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These undertakings proved largely successful in helping to restore market function, ease volatility and stimulate a prolonged rebound. In the first half of the period, the US Federal Reserve adopted a new, flexible, average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels longer than under its previous model. Due to relatively manageable external liabilities and balances of payments in many countries and persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Late in the period, markets grappled with the threat of resurgent inflation resulting from pandemic-induced production bottlenecks, monumental levels of economic stimulus and the unleashing of post-lockdown pent-up demand. Meanwhile, raw materials prices rebounded strongly on account of the surprising resilience of the global manufacturing sector during the pandemic. In response to these factors, global government bond yields rose materially in recent months and market leadership shifted from a handful of mega-cap technology companies to a broader array of small-cap and value stocks. At the same time, signs of excess investor enthusiasm were seen in pockets of the market, such as the “meme stocks” popular with users of online message boards and equities issued by special purpose acquisition companies (SPACs).

Contributors to Performance

Stock selection in the financials sector contributed to the fund’s outperformance relative to the MSCI EAFE Value Index. Within this sector, the fund’s positions in financial and banking services providers, Bank Of Ireland Group (b) (Ireland), AIB Group (b) (Ireland) and Toronto-Dominion Bank (b) (Canada), and wealth management company St James’s Place (b) (United Kingdom) aided relative results. The share price of Bank of Ireland appreciated, primarily due to higher net interest income and lower-than-expected operating costs. The fund’s overweight positions in diversified financial services firms, Barclays (United Kingdom) and BNP Paribas (France), also supported relative returns.

3

Management Review – continued

A combination of security selection and an underweight position in the health care sector bolstered relative performance, led by the fund’s avoidance of pharmaceutical firms GlaxoSmithKline (United Kingdom) and Sanofi (France). The share price of GlaxoSmithKline reacted negatively to an announced dividend cut and lowered outlook, particularly within the company’s Pharma division, as well as declining earnings and a thin new products pipeline.

Elsewhere, the fund’s position in semiconductor manufacturer Taiwan Semiconductor Manufacturing (b) (Taiwan), and not owning shares of consumer goods producer Unilever (United Kingdom), further boosted relative performance. The share price of Taiwan Semiconductor Manufacturing appreciated during the period as the company reported better-than-expected sales and outlook growth. Management cited strong demand across all application platforms, particularly within its smartphones business. Additionally, the company benefited from higher 5G penetration rates that boosted revenue.

Detractors from Performance

An underweight position and stock selection within the materials sector detracted from relative results. Here, not owning mining giant BHP Group (United Kingdom) held back relative returns. The share price of BHP Group benefited from stronger volume growth and better pricing of iron ore and copper, driven in part by improved Chinese steel end-use demand within its automotive, machinery and home appliance sectors. Security selection in the communication services sector further hindered relative results, led by the fund’s overweight position in telecommunications companies Vodafone Group (United Kingdom) and KDDI (Japan).

Despite subdued performance at the beginning of the period, due to a decline in roaming revenues that were driven by travel restrictions related to the COVID-19 outbreak, the share price of Vodafone recovered on the back of strong service revenue growth and an encouraging growth outlook.

An underweight position in the consumer discretionary sector further dampened the fund’s relative performance. Within this sector, not owning shares of automotive manufacturer Daimler (Germany) weighed on relative returns. The share price of Daimler rose as the company reported impressive operating results during the period, driven by strong Mercedes Benz sales, appropriate cost controls that were supported by temporary labor reduction and robust growth in car deliveries in China.

Elsewhere, the fund’s holdings of German stock exchange Deutsche Boerse (b) and pharmaceutical and diagnostic company Roche Holding (b) (Switzerland) detracted from relative performance. Additionally, not owning shares of diversified bank Commonwealth Bank of Australia (Australia), and the fund’s overweight positions in industrial automation and measurement solutions provider Yokogawa Electric (Japan), household and industrial products manufacturer Kao (Japan) and food processing company Danone (France), further weakened relative results.

Respectfully,

Portfolio Manager(s)

Steven Gorham and David Shindler

(b)	Security is not a benchmark constituent.

4

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 5/31/21

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 5/31/21

Average annual without sales charge

Share Class	Class Inception Date	Life (t)
A	6/30/20	37.76%
C	6/30/20	36.71%
I	6/30/20	38.08%
R1	6/30/20	36.71%
R2	6/30/20	37.23%
R3	6/30/20	37.75%
R4	6/30/20	38.28%
R6	6/30/20	38.09%

Comparative benchmark(s)
MSCI EAFE Value Index (net div) (f)		36.99%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		29.84%
C With CDSC (1% for 12 months) (v)		35.71%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI EAFE (Europe, Australasia, Far East) Value Index (e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

(e)

Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, December 1, 2020 through May 31, 2021

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2020 through May 31, 2021.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/20	Ending Account Value 5/31/21	Expenses Paid During Period (p) 12/01/20-5/31/21
A	Actual	0.93%	$1,000.00	$1,202.09	$5.11
	Hypothetical (h)	0.93%	$1,000.00	$1,020.29	$4.68
C	Actual	1.68%	$1,000.00	$1,198.16	$9.21
	Hypothetical (h)	1.68%	$1,000.00	$1,016.55	$8.45
I	Actual	0.68%	$1,000.00	$1,202.83	$3.73
	Hypothetical (h)	0.68%	$1,000.00	$1,021.54	$3.43
R1	Actual	1.68%	$1,000.00	$1,198.16	$9.21
	Hypothetical (h)	1.68%	$1,000.00	$1,016.55	$8.45
R2	Actual	1.18%	$1,000.00	$1,200.62	$6.47
	Hypothetical (h)	1.18%	$1,000.00	$1,019.05	$5.94
R3	Actual	0.93%	$1,000.00	$1,202.03	$5.11
	Hypothetical (h)	0.93%	$1,000.00	$1,020.29	$4.68
R4	Actual	0.68%	$1,000.00	$1,203.45	$3.74
	Hypothetical (h)	0.68%	$1,000.00	$1,021.54	$3.43
R6	Actual	0.67%	$1,000.00	$1,203.93	$3.68
	Hypothetical (h)	0.67%	$1,000.00	$1,021.59	$3.38

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

5/31/21

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 97.1%
Aerospace & Defense - 0.6%
Dassault Aviation S.A.	26,009	$32,663,844

Airlines - 2.0%
Aena S.A. (a)	236,002	$41,413,390
Ryanair Holdings PLC, ADR (a)	625,547	73,032,612

		$114,446,002
Alcoholic Beverages - 2.1%
Diageo PLC	1,750,704	$84,665,145
Heineken N.V.	312,176	37,265,890

		$121,931,035
Apparel Manufacturers - 2.9%
Adidas AG	156,092	$56,948,184
Burberry Group PLC	1,058,992	32,136,332
Compagnie Financiere Richemont S.A.	644,256	78,592,279

		$167,676,795
Automotive - 3.1%
Compagnie Generale des Etablissements Michelin SCA	178,610	$27,476,386
Continental AG	356,947	52,771,961
Koito Manufacturing Co. Ltd.	1,065,500	69,190,839
Toyota Industries Corp.	340,500	29,046,214

		$178,485,400
Brokerage & Asset Managers - 2.3%
Deutsche Boerse AG	484,635	$79,235,422
IG Group Holdings PLC	4,568,096	55,618,391

		$134,853,813
Business Services - 2.8%
Capgemini (l)	361,145	$67,414,234
CGI, Inc. (a)	613,801	54,575,910
Secom Co. Ltd.	518,600	40,591,853

		$162,581,997
Computer Software - 0.4%
SAP SE	176,068	$24,441,396

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - 4.8%
Amadeus IT Group S.A. (a)	1,022,253	$77,178,834
Fujitsu Ltd.	455,000	73,907,891
Hitachi Ltd.	1,218,000	63,809,005
Samsung Electronics Co. Ltd., GDR	35,186	63,616,288

		$278,512,018
Conglomerates - 1.3%
Smiths Group PLC	3,490,528	$76,839,598

Construction - 0.7%
Techtronic Industries Co. Ltd.	2,252,500	$41,588,009

Consumer Products - 1.3%
Kao Corp.	302,700	$18,509,238
Reckitt Benckiser Group PLC	598,652	54,160,152

		$72,669,390
Electrical Equipment - 3.2%
Schneider Electric SE	855,442	$135,362,397
Yokogawa Electric Corp.	3,046,700	48,222,953

		$183,585,350
Electronics - 2.2%
Kyocera Corp.	609,100	$37,394,924
NXP Semiconductors N.V.	146,004	30,868,166
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	487,412	57,202,672

		$125,465,762
Energy - Integrated - 3.4%
BP PLC	7,163,591	$31,157,846
Eni S.p.A.	5,988,909	73,645,493
Galp Energia SGPS S.A.	3,646,802	45,397,627
Idemitsu Kosan Co. Ltd.	761,700	17,983,327
Suncor Energy, Inc.	1,152,023	26,781,910

		$194,966,203
Food & Beverages - 1.9%
Danone S.A.	939,220	$66,959,018
Nestle S.A.	353,502	43,536,376

		$110,495,394
Food & Drug Stores - 1.2%
Tesco PLC	21,910,984	$69,495,347

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
General Merchandise - 0.2%
B&M European Value Retail S.A.	1,777,804	$14,548,182

Insurance - 7.7%
Chubb Ltd.	405,813	$68,984,152
Manulife Financial Corp.	3,186,601	66,715,333
Sampo Oyj	1,175,145	54,750,693
St. James’s Place PLC	4,610,965	91,547,402
Swiss Re Ltd.	266,931	25,658,162
Willis Towers Watson PLC	524,509	137,085,672

		$444,741,414
Leisure & Toys - 0.6%
Nintendo Co. Ltd.	45,600	$28,195,452
Sankyo Co. Ltd.	379,700	9,252,348

		$37,447,800
Machinery & Tools - 2.7%
Aalberts Industries N.V.	687,108	$38,827,029
Daikin Industries Ltd.	232,400	45,858,088
SMC Corp.	124,200	74,322,623

		$159,007,740
Major Banks - 15.9%
Bank of Ireland Group PLC (a)	10,388,169	$66,615,437
Barclays PLC	52,743,708	137,202,297
BNP Paribas	2,402,272	164,065,984
Mitsubishi UFJ Financial Group, Inc.	16,190,400	91,680,044
National Australia Bank Ltd.	3,041,195	63,429,003
NatWest Group PLC	37,752,300	111,023,814
Resona Holdings, Inc.	6,814,200	29,076,575
Toronto-Dominion Bank	1,704,009	122,683,001
UBS Group AG	8,546,972	138,685,639

		$924,461,794
Medical Equipment - 0.4%
Koninklijke Philips N.V.	419,596	$23,615,564

Metals & Mining - 3.0%
Glencore PLC	6,788,274	$31,000,962
Rio Tinto PLC	1,685,469	145,205,258

		$176,206,220
Natural Gas - Distribution - 0.3%
Italgas S.p.A.	2,366,377	$15,666,622

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Network & Telecom - 0.9%
LM Ericsson Telephone Co., “B”	3,768,571	$49,989,091

Other Banks & Diversified Financials - 4.4%
AIB Group PLC (a)	23,652,988	$78,875,903
ING Groep N.V.	3,415,854	47,368,054
Julius Baer Group Ltd.	722,298	49,500,536
KBC Group N.V.	1,008,367	82,468,497

		$258,212,990
Pharmaceuticals - 4.2%
Bayer AG	625,905	$39,402,171
Novartis AG	490,177	43,038,069
Novo Nordisk A.S., “B”	925,849	73,271,419
Roche Holding AG	255,766	88,978,170

		$244,689,829
Printing & Publishing - 2.8%
RELX PLC	2,745,725	$71,852,851
Wolters Kluwer N.V.	968,680	92,916,129

		$164,768,980
Railroad & Shipping - 2.1%
Canadian Pacific Railway Ltd.	1,488,182	$119,671,040

Restaurants - 0.5%
Yum China Holdings, Inc.	443,187	$29,977,169

Specialty Chemicals - 2.1%
Linde PLC	288,658	$87,081,508
Nitto Denko Corp.	455,000	35,281,304

		$122,362,812
Telecommunications - Wireless - 5.3%
KDDI Corp.	3,315,300	$112,548,818
Rogers Communications, Inc.	841,292	43,075,265
Vodafone Group PLC	84,075,567	153,249,421

		$308,873,504
Telephone Services - 0.7%
Quebecor, Inc., “B”	1,413,651	$38,357,142

Tobacco - 2.3%
Imperial Brands PLC	3,831,957	$87,104,981
Philip Morris International, Inc.	483,255	46,600,280

		$133,705,261

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 4.8%
E.ON SE	5,879,115	$71,080,370
Iberdrola S.A.	8,214,571	110,446,845
National Grid PLC	7,382,572	98,507,241

		$280,034,456
Total Common Stocks (Identified Cost, $4,492,448,572)		$5,637,034,963

Preferred Stocks - 1.1%
Consumer Products - 1.1%
Henkel AG & Co. KGaA (Identified Cost, $57,946,845)	561,980	$64,474,722

		First Exercise
Warrants - 0.0%
Apparel Manufacturers - 0.0%
Compagnie Financiere Richemont S.A. (1 share for 2 warrants, Expiration date 12/04/2023) (a) (Identified Cost, $0)	CHF 67.00	11/22/23	1,175,592	$771,652

Investment Companies (h) - 1.2%
Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 0.03% (v) (Identified Cost, $65,730,231)			65,730,231	$65,730,231

Collateral for Securities Loaned - 0.6%
JPMorgan U.S. Government Money Market Fund, 0.03% (j) (Identified Cost, $34,922,900)			34,922,900	$34,922,900

Other Assets, Less Liabilities - 0.0%				2,501,951
Net Assets - 100.0%				$5,805,436,419

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $65,730,231 and $5,737,204,237, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

CHF	Swiss Franc

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 5/31/21

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $33,409,224 of securities on loan (identified cost, $4,585,318,317)	$5,737,204,237
Investments in affiliated issuers, at value (identified cost, $65,730,231)	65,730,231
Cash	1,593,710
Foreign currency, at value (identified cost, $1,949,537)	1,951,599
Receivables for
Fund shares sold	15,089,156
Interest and dividends	20,780,727
Other assets	7,624
Total assets	$5,842,357,284

Liabilities
Payables for
Investments purchased	$1,224,319
Fund shares reacquired	54,601
Collateral for securities loaned, at value	34,922,900
Payable to affiliates
Investment adviser	41,140
Administrative services fee	7,722
Shareholder servicing costs	322
Distribution and service fees	149
Payable for independent Trustees’ compensation	15
Accrued expenses and other liabilities	669,697
Total liabilities	$36,920,865
Net assets	$5,805,436,419

Net assets consist of
Paid-in capital	$4,521,632,355
Total distributable earnings (loss)	1,283,804,064
Net assets	$5,805,436,419
Shares of beneficial interest outstanding	424,326,359

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,187,299	86,915	$13.66
Class C	636,118	46,726	13.61
Class I	2,775,168	202,766	13.69
Class R1	90,896	6,677	13.61
Class R2	91,561	6,702	13.66
Class R3	91,895	6,717	13.68
Class R4	92,229	6,730	13.70
Class R6	5,800,471,253	423,963,126	13.68

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.49 [100 / 94.25 x $13.66]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 5/31/21 (c)

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$131,824,094
Dividends from affiliated issuers	36,511
Income on securities loaned	36,219
Foreign taxes withheld	(9,189,864)
Total investment income	$122,706,960
Expenses
Management fee	$26,277,358
Distribution and service fees	4,796
Shareholder servicing costs	893
Administrative services fee	404,178
Independent Trustees’ compensation	34,000
Custodian fee	572,128
Shareholder communications	6,301
Audit and tax fees	43,078
Legal fees	16,272
Miscellaneous	576,979
Total expenses	$27,935,983
Fees paid indirectly	(317)
Reduction of expenses by investment adviser	(3,841,273)
Net expenses	$24,094,393
Net investment income (loss)	$98,612,567

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$55,928,294
Affiliated issuers	(297)
Foreign currency	50,833
Net realized gain (loss)	$55,978,830
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$1,151,885,920
Translation of assets and liabilities in foreign currencies	151,695
Net unrealized gain (loss)	$1,152,037,615
Net realized and unrealized gain (loss)	$1,208,016,445
Change in net assets from operations	$1,306,629,012

(c)	For the period from the commencement of the fund’s investment operations, June 30, 2020, through the stated period end.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

Year ended
5/31/21 (c)
Change in net assets

From operations
Net investment income (loss)	$98,612,567
Net realized gain (loss)	55,978,830
Net unrealized gain (loss)	1,152,037,615
Change in net assets from operations	$1,306,629,012
Total distributions to shareholders	$(22,826,639)
Change in net assets from fund share transactions	$4,521,634,046
Total change in net assets	$5,805,436,419

Net assets
At beginning of period	—
At end of period	$5,805,436,419

(c)	For the period from the commencement of the fund’s investment operations, June 30, 2020, through the stated period end.

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	5/31/21 (c)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.29
Net realized and unrealized gain (loss)	3.42
Total from investment operations	$3.71

Less distributions declared to shareholders
From net investment income	$(0.05)
From net realized gain	(0.00	)(w)
Total distributions declared to shareholders	$(0.05)
Net asset value, end of period (x)	$13.66
Total return (%) (r)(s)(t)(x)	37.16	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.04	(a)
Expenses after expense reductions (f)	0.93	(a)
Net investment income (loss)	2.61	(a)
Portfolio turnover	18	(n)
Net assets at end of period (000 omitted)	$1,187

See Notes to Financial Statements

20

Financial Highlights – continued

Class C	Year ended

	5/31/21 (c)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16
Net realized and unrealized gain (loss)	3.45
Total from investment operations	$3.61

Less distributions declared to shareholders
From net investment income	$—
From net realized gain	(0.00	)(w)
Total distributions declared to shareholders	$(0.00	)(w)
Net asset value, end of period (x)	$13.61
Total return (%) (r)(s)(t)(x)	36.11	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.81	(a)
Expenses after expense reductions (f)	1.68	(a)
Net investment income (loss)	1.49	(a)
Portfolio turnover	18	(n)
Net assets at end of period (000 omitted)	$636

Class I	Year ended

	5/31/21 (c)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.31
Net realized and unrealized gain (loss)	3.44
Total from investment operations	$3.75

Less distributions declared to shareholders
From net investment income	$(0.06)
From net realized gain	(0.00	)(w)
Total distributions declared to shareholders	$(0.06)
Net asset value, end of period (x)	$13.69
Total return (%) (r)(s)(t)(x)	37.58	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	(a)
Expenses after expense reductions (f)	0.68	(a)
Net investment income (loss)	2.82	(a)
Portfolio turnover	18	(n)
Net assets at end of period (000 omitted)	$2,775

See Notes to Financial Statements

21

Financial Highlights – continued

Class R1	Year ended

	5/31/21 (c)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.09
Net realized and unrealized gain (loss)	3.52
Total from investment operations	$3.61

Less distributions declared to shareholders
From net investment income	$—
From net realized gain	(0.00	)(w)
Total distributions declared to shareholders	$(0.00	)(w)
Net asset value, end of period (x)	$13.61
Total return (%) (r)(s)(t)(x)	36.11	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	(a)
Expenses after expense reductions (f)	1.68	(a)
Net investment income (loss)	0.85	(a)
Portfolio turnover	18	(n)
Net assets at end of period (000 omitted)	$91

Class R2	Year ended

	5/31/21 (c)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14
Net realized and unrealized gain (loss)	3.52
Total from investment operations	$3.66

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)
From net realized gain	(0.00	)(w)
Total distributions declared to shareholders	$(0.00	)(w)
Net asset value, end of period (x)	$13.66
Total return (%) (r)(s)(t)(x)	36.63	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	(a)
Expenses after expense reductions (f)	1.18	(a)
Net investment income (loss)	1.36	(a)
Portfolio turnover	18	(n)
Net assets at end of period (000 omitted)	$92

See Notes to Financial Statements

22

Financial Highlights – continued

Class R3	Year ended

	5/31/21 (c)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17
Net realized and unrealized gain (loss)	3.54
Total from investment operations	$3.71

Less distributions declared to shareholders
From net investment income	$(0.03)
From net realized gain	(0.00	)(w)
Total distributions declared to shareholders	$(0.03)
Net asset value, end of period (x)	$13.68
Total return (%) (r)(s)(t)(x)	37.15	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	(a)
Expenses after expense reductions (f)	0.93	(a)
Net investment income (loss)	1.61	(a)
Portfolio turnover	18	(n)
Net assets at end of period (000 omitted)	$92

Class R4	Year ended

	5/31/21 (c)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.19
Net realized and unrealized gain (loss)	3.57
Total from investment operations	$3.76

Less distributions declared to shareholders
From net investment income	$(0.06)
From net realized gain	(0.00	)(w)
Total distributions declared to shareholders	$(0.06)
Net asset value, end of period (x)	$13.70
Total return (%) (r)(s)(t)(x)	37.67	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	(a)
Expenses after expense reductions (f)	0.68	(a)
Net investment income (loss)	1.86	(a)
Portfolio turnover	18	(n)
Net assets at end of period (000 omitted)	$92

See Notes to Financial Statements

23

Financial Highlights – continued

Class R6	Year ended

	5/31/21 (c)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.30
Net realized and unrealized gain (loss)	3.44
Total from investment operations	$3.74

Less distributions declared to shareholders
From net investment income	$(0.06)
From net realized gain	(0.00	)(w)
Total distributions declared to shareholders	$(0.06)
Net asset value, end of period (x)	$13.68
Total return (%) (r)(s)(t)(x)	37.49	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.78	(a)
Expenses after expense reductions (f)	0.67	(a)
Net investment income (loss)	2.74	(a)
Portfolio turnover	18	(n)
Net assets at end of period (000 omitted)	$5,800,471

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 30, 2020, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(n)	Not annualized.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS International Large Cap Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief for certain reference rate-related contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Management is still evaluating the impact of ASU 2020-04 on the fund’s accounting for investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is

25

Notes to Financial Statements – continued

subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or

26

Notes to Financial Statements – continued

published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2021 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$5,702,281,337	$—	$—	$5,702,281,337
Mutual Funds	100,653,131	—	—	100,653,131
Total	$5,802,934,468	$—	$—	$5,802,934,468

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required

27

Notes to Financial Statements – continued

collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $33,409,224. The fair value of the fund’s investment securities on loan and a related liability of $34,922,900 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the period ended May 31, 2021, is shown as a reduction of total expenses in the Statement of Operations.

28

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last fiscal period is as follows:

5/31/21 (c)
Ordinary income (including any short-term capital gains)	$22,826,639

(c)	For the period from the commencement of the fund’s investment operations, June 30, 2020, through the stated period end.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 5/31/21

Cost of investments	$4,672,393,436
Gross appreciation	1,160,057,344

Gross depreciation	(29,516,312)
Net unrealized appreciation (depreciation)	$1,130,541,032

Undistributed ordinary income	154,206,597
Other temporary differences	(943,565)
Total distributable earnings (loss)	$1,283,804,064

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

29

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

Year ended 5/31/21 (c)
Class A	$1,936
Class C	5
Class I	7,461
Class R1	5
Class R2	18
Class R3	203
Class R4	389
Class R6	22,816,622
Total	$22,826,639

(c)	For the period from the commencement of the fund’s investment operations, June 30, 2020, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.75%
In excess of $2.5 billion and up to $5 billion	0.70%
In excess of $5 billion and up to $10 billion	0.65%
In excess of $10 billion and up to $20 billion	0.62%
In excess of $20 billion	0.60%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period ended May 31, 2021, this management fee reduction amounted to $414,123, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the period ended May 31, 2021 was equivalent to an annual effective rate of 0.72% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	C	I	R1	R2	R3	R4	R6
0.96%	1.71%	0.71%	1.71%	1.21%	0.96%	0.71%	0.67%

30

Notes to Financial Statements – continued

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2022. For the period ended May 31, 2021, this reduction amounted to $3,427,150, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $267 for the period ended May 31, 2021, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,237
Class C	0.75%	0.25%	1.00%	1.00%	1,638
Class R1	0.75%	0.25%	1.00%	1.00%	1,097
Class R2	0.25%	0.25%	0.50%	0.50%	549
Class R3	—	0.25%	0.25%	0.25%	275
Total Distribution and Service Fees					$4,796

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the period ended May 31, 2021 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. There were no service fee rebates for the period ended May 31, 2021.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. There were no contingent deferred sales charges imposed during the period ended May 31, 2021.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the period ended May 31, 2021, the fee was $393, which equated to 0.00001% annually of the fund’s average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs

31

Notes to Financial Statements – continued

which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the period ended May 31, 2021, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $500.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the period ended May 31, 2021 was equivalent to an annual effective rate of 0.0112% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

On June 29, 2020, MFS purchased 185,000 shares of Class R6 and 5,000 shares each of Class A, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 for an aggregate amount of $2,200,000 as an initial investment in the fund.

On July 14, 2020, MFS purchased 25,218 shares each of Class A, Class C, Class R1, Class R2, and Class R3, and 25,193 shares each of Class I and Class R4 for an aggregate amount of $1,820,000.

On July 14, 2020, MFS redeemed 176,528 shares of Class R6 for an aggregate amount of $1,820,000.

On September 9, 2020, MFS redeemed 23,541 shares each of Class C and Class R1, 23,496 shares each of Class I and Class R4, and 23,518 shares each of Class R2 and Class R3 for an aggregate amount of $1,500,000.

At May 31, 2021, MFS held 100% of the outstanding shares each of Class R1, Class R2, Class R3, and Class R4.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the period ended May 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $1,910,223.

32

Notes to Financial Statements – continued

(4) Portfolio Securities

For the period ended May 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $5,144,713,135 and $650,334,918, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 5/31/21 (c)

	Shares	Amount
Shares sold
Class A	87,104	$1,024,100
Class C	71,033	848,052
Class I	229,684	2,607,596
Class R1	30,218	310,006
Class R2	30,218	309,999
Class R3	30,218	310,000
Class R4	30,193	310,000
Class R6	425,699,919	4,541,501,282
	426,208,587	$4,547,221,035

Shares issued to shareholders in reinvestment of distributions
Class A	164	$1,936
Class C	1	5
Class I	633	7,461
Class R2	2	18
Class R3	17	203
Class R4	33	389
Class R6	1,936,895	22,816,622
	1,937,745	$22,826,634

Shares reacquired
Class A	(353)	$(4,403)
Class C	(24,308)	(260,209)
Class I	(27,551)	(305,479)
Class R1	(23,541)	(250,000)
Class R2	(23,518)	(250,000)
Class R3	(23,518)	(250,000)
Class R4	(23,496)	(250,000)
Class R6	(3,673,688)	(46,843,532)
	(3,819,973)	$(48,413,623)

33

Notes to Financial Statements – continued

	Year ended 5/31/21 (c)

	Shares	Amount
Net change
Class A	86,915	$1,021,633
Class C	46,726	587,848
Class I	202,766	2,309,578
Class R1	6,677	60,006
Class R2	6,702	60,017
Class R3	6,717	60,203
Class R4	6,730	60,389
Class R6	423,963,126	4,517,474,372
	424,326,359	$4,521,634,046

(c)	For the period from the commencement of the fund’s investment operations, June 30, 2020, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2021, the fund’s commitment fee and interest expense were $6,500 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of

Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$—	$1,343,021,398	$1,277,290,870	$(297)	$—	$65,730,231

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$36,511	$—

34

Notes to Financial Statements – continued

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund’s investments and the fund’s performance.

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS International Large Cap Value Fund and the Board of Trustees of MFS Series Trust X

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS International Large Cap Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2021, and the related statements of operations, changes in net assets and the financial highlights for the period from June 30, 2020 (commencement of operations) through May 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2021, the results of its operations, the changes in its net assets and its financial highlights for the period from June 30, 2020 (commencement of operations) through May 31, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and others. Our audit also included evaluating the

36

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

July 16, 2021

37

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of July 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	135	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director; Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	135	Private investor	N/A

John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	135	Private investor	N/A

James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019-May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

41

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Steven Gorham David Shindler

42

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests.

MFS provided a written report to the Board for consideration at its April 2021 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from June 30, 2020 to December 31, 2020 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.

43

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $130,205,295. The fund intends to pass through foreign tax credits of $8,086,127 for the fiscal year.

44

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

46

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CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Item 1(b):

Not applicable

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended May 31, 2021 and 2020, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
MFS Blended Research Growth Equity Fund	48,089	47,436
MFS Blended Research Mid Cap Equity Fund	47,161	46,521
MFS Blended Research Small Cap Equity Fund	49,705	49,030
MFS Blended Research Value Equity Fund	48,089	47,436
MFS International Diversification Fund	30,689	30,276

Total	223,733	220,699

	Audit Fees
	2021	2020
Fees billed by E&Y:
MFS Aggressive Growth Allocation Fund	30,796	30,382
MFS Conservative Allocation Fund	30,796	30,382
MFS Emerging Markets Equity Fund	56,503	55,734
MFS Growth Allocation Fund	30,796	30,382
MFS International Growth Fund	56,624	55,853
MFS International Intrinsic Value Fund	56,624	55,853
MFS International Large Cap Value Fund**	28,300	N/A**
MFS Managed Wealth Fund	36,875	36,377
MFS Moderate Allocation Fund	30,796	30,382

Total	358,110	325,345

For the fiscal years ended May 31, 2021 and 2020, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS Blended Research Growth Equity Fund	0	0	7,622	7,122	0	0
To MFS Blended Research Mid Cap Equity Fund	0	0	7,515	7,017	0	0
To MFS Blended Research Small Cap Equity Fund	0	0	7,622	7,122	0	0
To MFS Blended Research Value Equity Fund	0	0	7,622	7,122	0	0
To MFS International Diversification Fund	0	0	8,248	7,740	0	0
Total fees billed by Deloitte To above Funds:	0	0	38,629	36,123	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Growth Equity Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Blended Research Mid Cap Equity Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Blended Research Small Cap Equity Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS Blended Research Value Equity Fund*	0	0	0	0	3,790	5,390
To MFS and MFS Related Entities of MFS International Diversification Fund*	0	0	0	0	3,790	5,390

	Aggregate fees for non-audit services
	2021	2020
Fees billed by Deloitte:
To MFS Blended Research Growth Equity Fund, MFS and MFS Related Entities#	555,162	362,512
To MFS Blended Research Mid Cap Equity Fund, MFS and MFS Related Entities#	555,055	362,407
To MFS Blended Research Small Cap Equity Fund, MFS and MFS Related Entities#	555,162	362,512
To MFS Blended Research Value Equity Fund, MFS and MFS Related Entities#	555,162	362,512
To MFS International Diversification Fund, MFS and MFS Related Entities#	555,788	363,130

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[4]
	2021	2020		2021	2020		2021	2020
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund	0	0		5,575	5,498		1,469	1,485
To MFS Conservative Allocation Fund	0	0		5,575	5,498		1,762	1,768
To MFS Emerging Markets Equity Fund	0	0		10,790	10,641		1,964	1,623
To MFS Growth Allocation Fund	0	0		5,575	5,498		2,249	2,301
To MFS International Growth Fund	0	0		10,790	10,641		3,691	3,207
To MFS International Intrinsic Value Fund	0	0		10,790	10,641		7,916	8,280
To MFS International Large Cap Value Fund**	0	N/A	**	13,567	N/A	**	1,476	N/A	**
To MFS Managed Wealth Fund	0	0		8,475	8,361		2,964	3,615
To MFS Moderate Allocation Fund	0	0		5,575	5,498		2,376	2,448
Total fees billed by E&Y To above Funds:	0	0		76,712	62,276		25,867	24,727

	Audit-Related Fees[1]			Tax Fees[2]			All Other Fees[4]
	2021	2020		2021	2020		2021	2020
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Aggressive Growth Allocation Fund*	1,771,127	1,744,294		0	0		107,150	104,750
To MFS and MFS Related Entities of MFS Conservative Allocation Fund*	1,771,127	1,744,294		0	0		107,150	104,750
To MFS and MFS Related Entities of MFS Emerging Markets Equity Fund*	1,771,127	1,744,294		0	0		107,150	104,750
To MFS and MFS Related Entities of MFS Growth Allocation Fund*	1,771,127	1,744,294		0	0		107,150	104,750
To MFS and MFS Related Entities of MFS International Growth Fund*	1,771,127	1,744,294		0	0		107,150	104,750
To MFS and MFS Related Entities of MFS International Intrinsic Value Fund*	1,771,127	1,744,294		0	0		107,150	104,750
To MFS and MFS Related Entities of MFS International Large Cap Value Fund***	1,771,127	N/A	**	0	N/A	**	107,150	N/A	**
To MFS and MFS Related Entities of MFS Managed Wealth Fund*	1,771,127	1,744,294		0	0		107,150	104,750
To MFS and MFS Related Entities of MFS Moderate Allocation Fund*	1,771,127	1,744,294		0	0		107,150	104,750

	Aggregate fees for non-audit services
	2021	2020
Fees billed by E&Y:
To MFS Aggressive Growth Allocation Fund, MFS and MFS Related Entities#	2,077,551	2,090,027
To MFS Conservative Allocation Fund, MFS and MFS Related Entities#	2,077,844	2,090,310
To MFS Emerging Markets Equity Fund, MFS and MFS Related Entities#	2,083,261	2,095,308
To MFS Growth Allocation Fund, MFS and MFS Related Entities#	2,078,331	2,090,843
To MFS International Growth Fund, MFS and MFS Related Entities#	2,084,988	2,096,892
To MFS International Intrinsic Value Fund, MFS and MFS Related Entities#	2,089,213	2,101,965
To MFS International Large Cap Value Fund, MFS and MFS Related Entities# **	2,085,550	N/A	**
To MFS Managed Wealth Fund, MFS and MFS Related Entities#	2,081,946	2,095,020
To MFS Moderate Allocation Fund, MFS and MFS Related Entities#	2,078,458	2,090,990

**	MFS International Large Cap Value Fund commenced investment operations on June 30, 2020.

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: July 16, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: July 16, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 16, 2021

*	Print name and title of each signing officer under his or her signature.